                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-9036
                 ----------------------------------------------

                             UBS Relationship Funds
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Amy R. Doberman
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                                Bruce Leto, Esq.
                       Stradley Ronon Stevens & Young, LLP
                            2600 One Commerce Square
                            Philadelphia, PA 215-564

        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.

[UBS GLOBAL ASSET MANAGEMENT LOGO]


UBS RELATIONSHIP FUNDS

UBS GLOBAL SECURITIES RELATIONSHIP FUND
UBS U.S. EQUITY RELATIONSHIP FUND
UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND
UBS U.S. VALUE EQUITY RELATIONSHIP FUND
UBS U.S. SMALL CAP EQUITY RELATIONSHIP FUND
UBS INTERNATIONAL EQUITY RELATIONSHIP FUND
UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND
UBS U.S. CASH MANAGEMENT RELATIONSHIP PRIME FUND
UBS U.S. BOND RELATIONSHIP FUND
UBS HIGH YIELD RELATIONSHIP FUND
UBS EMERGING MARKETS DEBT RELATIONSHIP FUND
UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND
UBS CORPORATE BOND RELATIONSHIP FUND

ANNUAL REPORT
DECEMBER 31, 2003

TABLE OF CONTENTS

PERFORMANCE AND SCHEDULE OF INVESTMENTS
   UBS Global Securities Relationship Fund                                     2
   UBS U.S. Equity Relationship Fund                                          16
   UBS U.S. Large Cap Equity Relationship Fund                                21
   UBS U.S. Value Equity Relationship Fund                                    26
   UBS U.S. Small Cap Equity Relationship Fund                                31
   UBS International Equity Relationship Fund                                 37
   UBS Emerging Markets Equity Relationship Fund                              43
   UBS U.S. Cash Management Prime Relationship Fund                           48
   UBS U.S. Bond Relationship Fund                                            50
   UBS High Yield Relationship Fund                                           59
   UBS Emerging Markets Debt Relationship Fund                                66
   UBS U.S. Securitized Mortgage Relationship Fund                            73
   UBS Corporate Bond Relationship Fund                                       79

Statements of Assets and Liabilities                                          86

Statements of Operations                                                      88

Statements of Changes in Net Assets                                           90

Financial Highlights                                                          96

Notes to Financial Statements                                                103

Report of Independent Auditors                                               110

Trustee Information                                                          111

UBS GLOBAL SECURITIES RELATIONSHIP FUND

For the year ended December 31, 2003, UBS Global Securities Relationship Fund returned 29.95%, outperforming the 26.48% return of its benchmark, the Global Securities Relationship Fund Index (the "Index").* Since inception on April 30, 1995 through period end, the Fund returned 10.47% on an annualized basis, compared to the Index's 8.46% annualized return. (Returns for all share classes over various time periods are shown on page 4. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

During the period, market and currency allocation decisions were the primary contributors to the Fund's outperformance of the Index.

12-MONTH MARKET REVIEW

The global economic recovery was the driving force behind the financial markets in 2003. Responding to prolonged fiscal and monetary stimulus, the global economies began to show signs of sustainable economic recovery in the first half of the review period. Encouraged by the recovery message--which included rising US gross domestic product (GDP) growth, improvements in European business indicators and evidence of increasing industrial production in all major economic blocs--investors grew increasingly confident and risk tolerant.

As a result, investors left the relatively safer haven of the global bond markets in favor of global equities. Stocks did not disappoint, as the global equity market (as measured by MSCI World Equity (Free) Index) gained 33.54% during the year. The European stock market contributed heavily to this better-than-expected overall performance, followed by the Japanese and US stock markets.

Across all of these markets, there was a preference for lower-quality, more speculative stocks. In fact, technology and Internet-related stocks, which had lost nearly all of their value in the bear market of the past few years, rebounded sharply.

The bond market showed great resilience in the face of this global stock market recovery, as yields on most long-term government issues fell through June. At that time, though, the markets turned volatile. For example, in the US, the yield on the 10-year Treasury note, which had fallen to a 45-year low of 3.11% in June, was, by the beginning of September, back up to 4.60%. Yields finally settled down as the period drew to a close, trading in the 4.0% to 4.5% range before ending the year at 4.25%.

The resumption of relative stability can be attributed to the easing of fears regarding near-term inflation, as well as clear signs from central banks that they intended to maintain their accommodative monetary policies. With this support, bonds were able to tread water in the midst of the global equity market rebound.

EQUITIES: MARKET ALLOCATION DECISIONS PRODUCED STRONG RESULTS

The Fund benefits from the input provided by UBS Global Asset Management's global network of investment specialists. These on-site experts offer valuable insight into local economies, industry trends and specific companies. Leveraging their input, we seek to construct a portfolio that offers attractive growth potential while managing risk.

At the asset allocation level, our process starts with an analysis of the relative opportunities available across and within asset classes. Entering the review period, our valuation analysis concluded that the global equity markets were still generally undervalued, despite the recovery that was underway. Global bond markets, in contrast, appeared to us to be significantly overvalued. However, the dramatic swings that occurred in these markets, as investors moved away from bonds and returned to stocks, removed many of the value discrepancies we had noted.

In this environment, market allocation decisions were the greatest contributors to performance versus the Index. In particular, our overweights to certain non-US and emerging equities markets produced positive results. Non-US equities posted very strong returns, but were nonetheless surpassed by emerging equities markets, which had their best performance since 1999. Almost every emerging equities market appreciated during the period, so our overweights to these markets helped relative performance. In non-US equities, a country underweight to Germany was the largest detractor from performance, but a modest underweight to Japan helped mitigate its impact somewhat.

Industry weights--especially those in financials and telecommunications--added to performance over the period. In developed markets, we identified attractive opportunities in the pharmaceuticals industry, particularly in the United States. US pharmaceutical stock prices had fallen as a result of investor concerns over regulatory issues, Medicare reform and company-specific scandals. Our analysis concluded, however, that proposed health care reforms would not significantly alter pharmaceutical company economics, and that many of these companies offered sound fundamentals and solid growth potential.

Over the course of the review period, we also increased our exposure to the financial sector, and it became our largest overweight at period end. Based on research findings, we opted to underweight insurance, and concentrate our financial holdings instead on more promising areas, including selected banks and US diversified financial services companies. Some specific examples of holdings in this sector were Royal Bank of Scotland, Wells Fargo and Citigroup. In contrast, we were underweighted to Japanese banks, believing this area to be overvalued relative to the underlying fundamentals.

* AN UNMANAGED INDEX COMPILED BY THE ADVISOR, CONSTRUCTED AS FOLLOWS: 40% WILSHIRE 5000 INDEX; 22% MSCI WORLD EX USA (FREE) INDEX; 21% CITIGROUP BIG BOND INDEX; 9% CITIGROUP NON-U.S. WORLD GOVERNMENT BOND INDEX (UNHEDGED); 2% JP MORGAN EMBI GLOBAL INDEX; 3% MSCI EMERGING MARKETS FREE INDEX; AND 3% MERRILL LYNCH HIGH YIELD CASH PAY INDEX.

Other positive themes during the period were our overweights to utilities, energy and, as we have already mentioned, telecommunications. Within telecommunications, we benefited from our focus on companies with strong market positions and acceptable debt loads, including Vodafone, SBC and Nextel.

On both an equity and fixed income level, security selection over the period hurt more than it helped performance. Because of our adherence to our price-to-intrinsic value investment approach, we avoided the small company and speculative technology issues that led the market over the period. However, equity selection decisions away from these characteristics in Japan and Europe, respectively, were offset by the positive contribution of our sector selection and duration management in US fixed income.

FIXED INCOME: STRATEGIC MOVES ADDED INCREMENTAL VALUE IN A FALLING MARKET

Within fixed income, we continually monitored the rapidly changing landscape, adjusting the Fund's portfolio to add incremental value when opportunities presented themselves. For example, on a sector level, dramatic moves in yields early in the period allowed us to profitably reduce our positions in the credit markets of the US and Europe. In our opinion, these markets were trading at close to fair valuation, offering little growth potential. We locked in our gains from this sector and redeployed the assets to areas that we believed held more potential.

Our market-level moves generated the greatest results over the period. In particular, in November 2003, the European Monetary Union's (EMU) Stability and Growth Pact on fiscal policy faltered. We believed this well-publicized event held negative implications for European-denominated bonds: In our opinion, investors will expect greater premiums to hold issues from the EMU.

In yet another strategic move, we quickly responded when select central banks tightened monetary policy. The UK raised its benchmark interest rate by 0.25% in November 2003, bringing the prevailing short-term interest rate up to 3.75%. The UK market fell on this news, giving us the opportunity to buy in at attractive valuations relative to other markets. This generated strong results for the Fund when the UK bond market then quickly recovered, gaining strength when lower inflation data forestalled further hikes.

On a final note, currency allocation was a major positive contributor to performance over the year. In particular, the Fund's overweight to the euro--at the expense of the US dollar and British pound--helped performance as the euro strengthened, in dollar terms, to levels not seen since its creation. The Fund's positions in the Australian dollar and the Canadian dollar also generated positive results.

LOOKING AHEAD

We believe investors will be on the lookout for any number of factors that could put the global economic recovery at risk, including signs of inflation, rising interest rates, and geopolitical unrest. However, absent any type of trigger, we believe the global economy will settle into a pattern of steady growth in 2004.

With respect to global equities, we expect to see investors turn their attention back to fundamentals, rewarding companies with proven management, sound balance sheets and real earnings growth. We believe our portfolio is well-positioned for such an environment. With respect to global bonds, we expect to see the global bond markets continue to struggle as the world's economies expand. In the meantime, central banks have voiced their commitment to maintaining low short-term interest rates, which could offer a degree of stability.

Although the opportunities to add value in active asset allocation are more modest than in the recent past, there are still over- and undervalued asset classes and country markets. Equities outside the United States remain attractively valued on a relative basis, led by issues listed in the United Kingdom and select markets in Europe. The broad Japanese equity market appears significantly overvalued, but there remain attractive individual companies. Emerging markets also offer reasonable opportunity, but are closer to intrinsic value than at any point in the past two years.

Fixed income overvaluations are most significant in emerging markets, where additional yield to US Treasuries--4.50% at year-end--has declined from levels three times that size just over a year ago. Opportunities in global (ex-US) bonds have diminished, particularly those in Japan. US bonds are fairly valued at the aggregate level, but we anticipate yield increases, especially in short- and intermediate-term instruments.

As always, through our disciplined allocation and investment process, we will seek to identify compelling opportunities across asset classes, countries, currencies and individual securities in an effort to provide our shareholders with the potential for superior risk-adjusted returns relative to the Index over the long term.

TOTAL RETURN

                                                       1 YEAR     3 YEARS     5 YEARS    ANNUALIZED
                                                       ENDED       ENDED       ENDED    4/30/95* TO
                                                      12/31/03    12/31/03    12/31/03    12/31/03
---------------------------------------------------------------------------------------------------
UBS GLOBAL SECURITIES RELATIONSHIP FUND                29.95%       9.50%       7.52%      10.47%
---------------------------------------------------------------------------------------------------
Global Securities Relationship Fund Index**            26.48        2.38        3.32        8.46
---------------------------------------------------------------------------------------------------
MSCI World Equity (Free) Index                         33.54       -3.65       -0.55        6.95
---------------------------------------------------------------------------------------------------
Citigroup World Government Bond Index                  14.91       10.78        5.75        6.08
---------------------------------------------------------------------------------------------------

*  PERFORMANCE INCEPTION DATE OF UBS GLOBAL SECURITIES RELATIONSHIP FUND.

** AN UNMANAGED INDEX COMPILED BY THE ADVISOR, CONSTRUCTED AS FOLLOWS: 40%
   WILSHIRE 5000 INDEX; 22% MSCI WORLD EX USA (FREE) INDEX; 21% CITIGROUP BIG BOND INDEX; 9% CITIGROUP NON-U.S. WORLD GOVERNMENT BOND INDEX (UNHEDGED); 2% JP MORGAN EMBI GLOBAL INDEX; 3% MSCI EMERGING MARKETS FREE INDEX; AND 3% MERRILL LYNCH HIGH YIELD CASH PAY INDEX.

   ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

   TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS Global Securities Relationship Fund, Global Securities Relationship Fund Index, MSCI World Equity (Free) Index and Citigroup World Government Bond Index, if you had invested $100,000 on April 30, 1995. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS GLOBAL SECURITIES RELATIONSHIP FUND VS. GLOBAL SECURITIES RELATIONSHIP FUND INDEX, MSCI WORLD EQUITY (FREE) INDEX, AND CITIGROUP WORLD GOVERNMENT BOND INDEX+

                 CITIGROUP WORLD GOVERNMENT     MSCI WORLD EQUITY     GLOBAL SECURITIES RELATIONSHIP     UBS GLOBAL SECURITIES
                        BOND INDEX                (FREE) INDEX                 FUND INDEX                  RELATIONSHIP FUND
                         $ 100,000                  $ 100,000                   $ 100,000                      $ 100,000
                         $ 102,820                  $ 100,902                   $ 102,509                      $ 103,327
                         $ 103,427                  $ 100,869                   $ 104,072                      $ 104,439
                         $ 103,675                  $ 105,919                   $ 107,314                      $ 106,942
                         $ 100,108                  $ 103,555                   $ 106,938                      $ 108,458
                         $ 102,341                  $ 106,614                   $ 109,800                      $ 110,483
                         $ 103,098                  $ 104,958                   $ 109,109                      $ 111,333
                         $ 104,263                  $ 108,616                   $ 112,375                      $ 114,689
12/31/1995               $ 105,358                  $ 111,804                   $ 114,450                      $ 117,169
                         $ 104,062                  $ 113,894                   $ 116,097                      $ 119,499
                         $ 103,531                  $ 114,587                   $ 116,839                      $ 119,014
                         $ 103,386                  $ 116,489                   $ 117,776                      $ 120,123
                         $ 102,973                  $ 119,226                   $ 119,668                      $ 121,860
                         $ 102,993                  $ 119,321                   $ 120,971                      $ 122,513
                         $ 103,807                  $ 119,957                   $ 120,956                      $ 123,345
                         $ 105,800                  $ 115,718                   $ 117,445                      $ 121,479
                         $ 106,213                  $ 117,086                   $ 119,475                      $ 123,345
                         $ 106,648                  $ 121,677                   $ 123,619                      $ 127,331
                         $ 108,643                  $ 122,515                   $ 124,854                      $ 129,524
                         $ 110,077                  $ 129,421                   $ 130,105                      $ 134,752
12/31/1996               $ 109,185                  $ 127,365                   $ 128,946                      $ 134,788
                         $ 106,270                  $ 128,926                   $ 130,834                      $ 136,535
                         $ 105,473                  $ 130,395                   $ 131,449                      $ 137,807
                         $ 104,671                  $ 127,786                   $ 128,559                      $ 135,713
                         $ 103,750                  $ 131,977                   $ 131,162                      $ 137,315
                         $ 106,572                  $ 140,144                   $ 137,793                      $ 143,170
                         $ 107,840                  $ 147,116                   $ 142,726                      $ 147,309
                         $ 106,999                  $ 153,906                   $ 148,405                      $ 152,244
                         $ 106,935                  $ 143,490                   $ 142,964                      $ 148,346
                         $ 109,213                  $ 151,291                   $ 149,159                      $ 153,248
                         $ 111,484                  $ 143,349                   $ 144,348                      $ 148,553
                         $ 109,779                  $ 145,856                   $ 145,637                      $ 148,774
12/31/1997               $ 109,449                  $ 147,639                   $ 147,387                      $ 150,625
                         $ 110,511                  $ 151,781                   $ 149,372                      $ 152,365
                         $ 111,406                  $ 162,047                   $ 156,602                      $ 158,346
                         $ 110,303                  $ 168,867                   $ 161,041                      $ 162,163
                         $ 112,068                  $ 170,518                   $ 162,625                      $ 162,402
                         $ 112,326                  $ 168,449                   $ 160,330                      $ 161,570
                         $ 112,494                  $ 172,389                   $ 162,366                      $ 160,484
                         $ 112,640                  $ 172,129                   $ 161,519                      $ 160,247
                         $ 115,704                  $ 149,185                   $ 145,177                      $ 147,689
                         $ 121,860                  $ 151,840                   $ 150,195                      $ 152,719
                         $ 125,467                  $ 165,589                   $ 159,157                      $ 158,546
                         $ 123,698                  $ 175,451                   $ 165,663                      $ 162,850
12/31/1998               $ 126,184                  $ 183,980                   $ 171,636                      $ 164,985
                         $ 125,023                  $ 188,023                   $ 174,019                      $ 165,273
                         $ 121,010                  $ 183,027                   $ 169,404                      $ 160,936
                         $ 121,312                  $ 190,619                   $ 174,756                      $ 163,722
                         $ 121,264                  $ 198,165                   $ 180,834                      $ 170,446
                         $ 119,227                  $ 190,865                   $ 176,259                      $ 167,420
                         $ 117,140                  $ 199,743                   $ 181,645                      $ 169,486
                         $ 120,010                  $ 199,150                   $ 180,675                      $ 169,266
                         $ 120,562                  $ 198,781                   $ 180,174                      $ 166,730
                         $ 122,443                  $ 196,912                   $ 179,412                      $ 164,586
                         $ 122,382                  $ 207,139                   $ 185,819                      $ 164,564
                         $ 121,097                  $ 212,957                   $ 190,168                      $ 165,775
12/31/1999               $ 120,806                  $ 230,205                   $ 200,555                      $ 168,271
                         $ 118,233                  $ 217,034                   $ 193,809                      $ 163,252
                         $ 117,382                  $ 217,600                   $ 197,277                      $ 161,036
                         $ 121,020                  $ 232,660                   $ 204,977                      $ 166,531
                         $ 117,063                  $ 222,813                   $ 196,766                      $ 166,719
                         $ 117,976                  $ 217,172                   $ 192,701                      $ 167,419
                         $ 120,843                  $ 224,483                   $ 199,735                      $ 170,690
                         $ 118,801                  $ 218,154                   $ 196,171                      $ 169,979
                         $ 117,910                  $ 225,260                   $ 202,968                      $ 172,285
                         $ 117,674                  $ 213,293                   $ 196,489                      $ 169,341
                         $ 116,179                  $ 209,724                   $ 192,855                      $ 169,296
                         $ 118,486                  $ 196,976                   $ 183,765                      $ 170,987
12/31/2000               $ 122,733                  $ 200,094                   $ 188,305                      $ 180,592
                         $ 122,576                  $ 203,977                   $ 193,138                      $ 185,584
                         $ 122,527                  $ 186,761                   $ 182,308                      $ 182,461
                         $ 118,993                  $ 174,483                   $ 173,565                      $ 176,433
                         $ 118,570                  $ 187,397                   $ 181,952                      $ 181,073
                         $ 118,211                  $ 185,027                   $ 181,792                      $ 181,584
                         $ 117,130                  $ 179,219                   $ 178,664                      $ 180,531
                         $ 120,084                  $ 176,858                   $ 177,627                      $ 181,490
                         $ 124,600                  $ 168,382                   $ 173,587                      $ 181,890
                         $ 125,511                  $ 153,541                   $ 162,756                      $ 171,173
                         $ 126,504                  $ 156,495                   $ 166,450                      $ 175,993
                         $ 124,726                  $ 165,770                   $ 172,979                      $ 184,195
12/31/2001               $ 121,514                  $ 166,824                   $ 174,185                      $ 186,799
                         $ 119,267                  $ 161,781                   $ 171,510                      $ 185,881
                         $ 119,884                  $ 160,391                   $ 170,890                      $ 187,363
                         $ 119,555                  $ 167,483                   $ 175,788                      $ 192,958
                         $ 123,833                  $ 161,830                   $ 174,067                      $ 194,908
                         $ 127,336                  $ 162,163                   $ 174,496                      $ 196,631
                         $ 133,483                  $ 152,338                   $ 168,285                      $ 191,333
                         $ 134,791                  $ 139,511                   $ 158,929                      $ 181,207
                         $ 137,150                  $ 139,776                   $ 160,486                      $ 183,801
                         $ 138,645                  $ 124,415                   $ 150,231                      $ 168,211
                         $ 138,076                  $ 133,609                   $ 156,841                      $ 177,381
                         $ 138,256                  $ 140,837                   $ 162,958                      $ 186,254
12/31/2002               $ 145,210                  $ 134,035                   $ 159,773                      $ 182,485
                         $ 147,199                  $ 129,981                   $ 157,287                      $ 178,874
                         $ 149,263                  $ 127,742                   $ 156,221                      $ 177,455
                         $ 149,720                  $ 127,355                   $ 156,347                      $ 177,803
                         $ 151,515                  $ 138,691                   $ 166,134                      $ 191,479
                         $ 158,086                  $ 146,648                   $ 174,369                      $ 201,382
                         $ 155,532                  $ 149,215                   $ 176,417                      $ 204,484
                         $ 150,909                  $ 152,263                   $ 177,473                      $ 206,404
                         $ 150,091                  $ 155,562                   $ 180,809                      $ 209,890
                         $ 158,601                  $ 156,530                   $ 183,544                      $ 213,169
                         $ 157,805                  $ 165,843                   $ 190,760                      $ 221,587
                         $ 160,466                  $ 168,391                   $ 193,449                      $ 225,173
12/31/2003               $ 166,862                  $ 178,990                   $ 202,088                      $ 237,133

+ FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION OF TAXES THAT WOULD BE PAID ON REDEMPTIONS OF FUND SHARES FOR REBALANCING.

TOP TEN EQUITY HOLDINGS

AS OF DECEMBER 31, 2003

                                         PERCENTAGE OF
                                          NET ASSETS
------------------------------------------------------
Nextel Communications, Inc., Class A           1.8%
Citigroup, Inc.                                1.6
Wells Fargo & Co.                              1.3
Microsoft Corp.                                1.2
Wyeth                                          1.1
Burlington Northern Santa Fe Corp.             1.1
UnitedHealth Group, Inc.                       1.0
Morgan Stanley                                 1.0
ExxonMobil Corp.                               1.0
Freddie Mac                                    0.9
------------------------------------------------------
Total                                         12.0%

TOP TEN FIXED INCOME HOLDINGS

AS OF DECEMBER 31, 2003

                                         PERCENTAGE OF
                                          NET ASSETS
------------------------------------------------------
U.S. Treasury Note
4.250%, due 08/15/13                           1.1%
U.S. Treasury Bond
6.250%, due 05/15/30                           0.9
U.S. Treasury Note
1.875%, due 11/30/05                           0.8
Federal National Mortgage Association
6.000%, due 07/01/29                           0.4
Deutsche Bundesrepublik
6.500%, due 07/04/27                           0.4
Deutsche Bundesrepublik
5.000%, due 07/04/12                           0.3
Federal National Mortgage Association
7.000%, due 05/01/33                           0.3
Government National Mortgage Association
6.000%, due 07/15/29                           0.3
Government of France
5.500%, due 04/25/07                           0.3
Government of France
5.500%, due 04/25/10                           0.3
------------------------------------------------------
Total                                          5.1%

INDUSTRY DIVERSIFICATION
AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2003

U.S. EQUITIES
  Aerospace & Military                              0.26%
  Airlines                                          0.17
  Autos/Durables                                    0.36
  Banks                                             2.55
  Biomedical                                        0.50
  Broadcasting & Publishing                         0.73
  Business & Public Service                         0.16
  Capital Goods                                     1.36
  Chemicals                                         0.22
  Computer Software                                 1.22
  Computer Systems                                  0.47
  Construction                                      0.57
  Consumer                                          0.56
  Electric Components                               0.55
  Electronics                                       0.18
  Energy                                            3.84
  Financial Services                                6.40
  Health: Drugs                                     4.42
  Health: Non-Drugs                                 2.91
  Healthcare                                        0.34
  Housing/Paper                                     0.40
  Industrial Components                             0.79
  Media & Entertainment                             0.55
  Metals Non-Ferrous                                0.88
  Multi-Industry                                    0.80
  Retail/Apparel                                    1.39
  Services\Miscellaneous                            1.79
  Technology                                        0.01
  Telecommunications-Services                       2.15
  Transportation                                    1.60
  Utilities                                         0.38
                                                  ------
      Total U.S. Equities                          38.51*

INTERNATIONAL EQUITIES
  Aerospace & Defense                               0.18
  Appliances & Household Durables                   0.13
  Autos/Durables                                    0.96
  Banks                                             4.85
  Beverages & Tobacco                               0.62
  Broadcasting & Publishing                         1.19
  Building Materials                                0.38
  Chemicals                                         1.15
  Computer Software                                 0.18
  Construction                                      0.48
  Data Processing                                   0.16
  Electric Components                               0.78
  Electronics                                       0.11
  Energy                                            1.46
  Financial Services                                1.10
  Food & House Products                             1.67
  Forest Products                                   0.20
  Health: Drugs                                     2.22
  Health: Non-Drugs                                 0.41
  Housing/Paper                                     0.29
  Industrial Components                             0.09
  Insurance                                         0.53
  Machinery & Engineering                           0.17
  Merchandising                                     0.41
  Metals-Non Ferrous                                0.57
  Multi-Industry                                    0.16
  Oil                                               0.56
  Paper & Forest Products                           0.04
  Publishing & Printing                             0.08
  Real Estate                                       0.33
  Recreation                                        0.55
  Retail/Apparel                                    0.23
  Services/Miscellaneous                            0.41
  Telecommunications                                2.55%
  Transportation                                    0.62
  Utilities                                         0.61
  Wholesale & International Trade                   0.18
                                                  ------
      Total International Equities                 26.61

TOTAL EQUITIES                                     65.12

U.S. BONDS
U.S. Corporate Bonds
  Aerospace & Military                              0.03
  Airlines                                          0.02
  Autos/Durables                                    0.14
  Banks                                             0.19
  Beverages & Tobacco                               0.12
  Chemicals                                         0.08
  Computer Systems                                  0.03
  Construction                                      0.04
  Consumer                                          0.02
  Electric Components                               0.08
  Energy                                            0.25
  Financial Services                                0.92
  Food & House Products                             0.12
  Forest Products                                   0.01
  Health: Drugs                                     0.05
  Health: Non-Drugs                                 0.01
  Household Durables                                0.01
  Housing/Paper                                     0.02
  Industrial                                        0.01
  Insurance                                         0.02
  Leisure & Tourism                                 0.03
  Media & Entertainment                             0.01
  Metals-Non Ferrous                                0.01
  Multi-Industry                                    0.04
  Oil                                               0.01
  Publishing                                        0.02
  Real Estate                                       0.03
  Retail/Apparel                                    0.07
  Services/Miscellaneous                            0.06
  Telecommunications                                0.11
  Telecommunications- Wireless                      0.03
  Telephones                                        0.01
  Transportation                                    0.06
  Utilities                                         0.11
                                                  ------
      Total U.S. Corporate Bonds                    2.77

Asset-Backed Securities                             0.49
Commercial Mortgage-Backed Securities               1.28
Mortgage-Backed Securities                          5.50
U.S. Government Obligations                         3.59
                                                  ------
      Total U.S. Bonds                             13.63*

International Corporate Bonds
  Foreign Banks                                     0.01
  Foreign Energy                                    0.01
  Foreign Financial Services                        0.02
  Foreign Telecommunications                        0.03
  Foreign Transportation                            0.01
                                                  ------
      Total International Corporate Bonds           0.08

INTERNATIONAL BONDS
  Foreign Government Bonds                          5.03
  Soveriegn \ Supranational Bonds                   0.04
                                                  ------
      Total International Bonds                     5.15

INVESTMENT COMPANIES                               12.99
SHORT-TERM INVESTMENTS                              2.84*
INVESTMENTS OF CASH COLLATERAL                      5.16
                                                  ------
  TOTAL INVESTMENTS                               104.89
LIABILITIES, IN EXCESS OF CASH AND OTHER ASSETS    (4.89)
                                                  ------
NET ASSETS                                        100.00%
                                                  ======

* THE FUND HELD A SHORT POSITION IN STOCK INDEX FUTURES WHICH REDUCED THE U.S. EQUITY EXPOSURE FROM 38.51% TO 36.62%. THE FUND ALSO HELD A LONG POSITION IN U.S. TREASURY FUTURES WHICH INCREASED THE U.S. BOND EXPOSURE FROM 13.63% TO 16.08%. THESE ADJUSTMENTS RESULTED IN A NET DECREASE TO THE FUND'S EXPOSURE TO SHORT-TERM INVESTMENTS FROM 2.84% TO 2.28%.

UBS GLOBAL SECURITIES RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2003

                                                           SHARES            VALUE
                                                      ---------------   ---------------
EQUITIES -- 65.12%
U.S. EQUITIES -- 38.51%
Aflac, Inc.                                                    53,800   $     1,946,484
Allergan, Inc. (c)                                            111,600         8,571,996
American Electric Power Co., Inc.                              30,000           915,300
American International Group, Inc.                             86,976         5,764,769
American Standard Companies, Inc. (b)                          38,100         3,836,670
Anadarko Petroleum Corp.                                       29,500         1,504,795
Anthem, Inc.(b)(c)                                             69,400         5,205,000
Baxter International, Inc.                                     81,500         2,487,380
Biomet, Inc.                                                   49,700         1,809,577
Boeing Co. (The)                                              109,300         4,605,902
Bristol-Myers Squibb Co.                                      270,900         7,747,740
Burlington Northern Santa Fe Corp.                            329,500        10,659,325
Cardinal Health, Inc.                                          53,600         3,278,176
Cephalon, Inc. (b)(c)                                          71,500         3,461,315
Citigroup, Inc.                                               310,675        15,080,164
CMS Energy Corp. (c)                                          146,200         1,245,624
ConocoPhillips                                                 86,058         5,642,823
Costco Wholesale Corp. (b)                                    167,000         6,209,060
Dell, Inc.                                                     68,100         2,312,676
Delta Air Lines, Inc. (c)                                     134,800         1,591,988
Dominion Resources, Inc.                                       37,900         2,419,157
Eastman Chemical Co. (c)                                       54,200         2,142,526
Exelon Corp.                                                  110,100         7,306,236
ExxonMobil Corp.                                              228,500         9,368,500
First Data Corp.                                               98,688         4,055,090
FirstEnergy Corp.                                             153,620         5,407,424
FleetBoston Financial Corp.                                    42,993         1,876,644
Freddie Mac                                                   153,900         8,975,448
Gannett Co., Inc.                                              33,600         2,995,776
Genzyme Corp. (b)                                              96,500         4,761,310
GreenPoint Financial Corp.                                    182,200         6,435,304
Hartford Financial Services Group, Inc. (The)                  61,700         3,642,151
Hewlett-Packard Co.                                            93,398         2,145,352
Illinois Tool Works, Inc.                                     106,800         8,961,588
Ingersoll-Rand Co., Class A.                                  111,400         7,561,832
Interpublic Group of Cos., Inc. (c)                           100,400         1,566,240
J.P. Morgan Chase & Co.                                       243,200         8,932,736
Johnson & Johnson.                                             88,824         4,588,648
Johnson Controls, Inc.                                         29,600         3,437,152
Kerr-McGee Corp.                                               30,250         1,406,323
Kimberly-Clark Corp.                                           89,900         5,312,191
Kohl's Corp.                                                   73,100         3,285,114
Linear Technology Corp.                                       123,500         5,195,645
Martin Marietta Materials, Inc.                               116,181         5,457,022
Masco Corp.                                                   306,400         8,398,424
McGraw-Hill Cos., Inc. (The)                                   56,200         3,929,504
MeadWestvaco Corp.                                             82,500         2,454,375
Mellon Financial Corp.                                        209,300         6,720,623
Mettler Toledo, Inc.                                            1,800            75,978
Microsoft Corp.                                               421,500        11,608,110
Morgan Stanley                                                162,250         9,389,407
Mylan Labs, Inc.                                              307,800         7,775,028
Newell Rubbermaid, Inc. (c)                                    46,900         1,067,913
Nextel Communications, Inc., Class A (b)                      604,900        16,973,494
Omnicom Group                                                  96,400         8,418,612
Pentair, Inc.                                                  86,600         3,957,620
PNC Financial Services Group                                   66,400         3,634,072
Progress Energy, Inc.                                          38,600   $     1,747,036
Quest Diagnostics, Inc. (b)                                    27,200         1,988,592
SBC Communications, Inc.                                      134,600         3,509,022
Sempra Energy                                                 108,200         3,252,492
SICOR, Inc. (b)                                               142,200         3,867,840
Time Warner, Inc.                                             284,500         5,118,155
TJX Companies, Inc.                                           119,800         2,641,590
TXU Corp.                                                      71,300         1,691,236
United Technologies Corp. (c)                                  26,400         2,501,928
UnitedHealth Group, Inc.                                      166,600         9,692,788
Viacom, Inc., Class B (b)                                      64,600         2,866,948
Viad Corp.                                                     86,000         2,150,000
Wells Fargo & Co.                                             209,400        12,331,566
Westwood One, Inc.                                             68,300         2,336,543
Willis Group Holdings, Ltd.                                    74,600         2,541,622
Wyeth (c)                                                     252,500        10,718,625
XL Capital Ltd.                                                30,100         2,334,255
                                                                        ---------------
Total U.S. Equities (Cost $310,690,471)                                     366,805,571
                                                                        ---------------
INTERNATIONAL EQUITIES -- 26.61%
AUSTRALIA -- 1.10%
Australia & New Zealand Banking Group Ltd.                    126,673         1,687,408
Australian Gas Light Co., Ltd.                                 95,533           808,327
News Corp., Ltd., Preferred                                   129,491           975,648
QBE Insurance Group Ltd. (c)                                  233,057         1,861,323
Rio Tinto Ltd.                                                 22,008           616,847
Westpac Banking Corp.                                         313,791         3,780,444
Woolworths Ltd.                                                85,692           761,862
                                                                        ---------------
                                                                             10,491,859
                                                                        ---------------
BELGIUM -- 0.30%
Fortis                                                        144,459         2,904,486
                                                                        ---------------
CANADA -- 1.12%
Alcan, Inc.(c)                                                 55,630         2,607,475
Bank of Nova Scotia (c)                                        36,600         1,863,633
BCE, Inc. (c)                                                  65,100         1,455,903
Canadian National Railway Co.(c)                               24,800         1,573,689
Magna International, Inc., Class A                             10,200           821,210
Toronto Dominion Bank (c)                                      70,700         2,368,429
                                                                        ---------------
                                                                             10,690,339
                                                                        ---------------
FINLAND -- 0.63%
Nokia Oyj                                                     238,610         4,126,316
UPM-Kymmene Oyj (c)                                           100,260         1,912,123
                                                                        ---------------
                                                                              6,038,439
                                                                        ---------------
FRANCE -- 2.60%
Aventis S.A.                                                   68,391         4,520,293
BNP Paribas (c)                                                60,647         3,818,741
Cap Gemini S.A. (b)(c)                                         37,672         1,673,097
Compagnie de Saint-Gobain                                      22,710         1,111,724
France Telecom S.A. (b)                                        86,719         2,478,623
Sanofi-Synthelabo S.A.                                         11,125           837,743
Suez S.A.                                                      75,501         1,517,067
Total S.A.                                                     39,461         7,336,720

                                                           SHARES            VALUE
                                                      ---------------   ---------------
Unibail (c)                                                    15,331   $     1,437,765
                                                                        ---------------
                                                                             24,731,773
                                                                        ---------------
GERMANY -- 0.17%
Allianz AG                                                      6,760           853,356
Bayer AG                                                       25,694           752,541
                                                                        ---------------
                                                                              1,605,897
                                                                        ---------------
HONG KONG -- 0.14%
Cheung Kong Holdings Ltd.                                     163,000         1,296,467
                                                                        ---------------
IRELAND -- 0.77%
Bank of Ireland                                               345,180         4,708,134
CRH PLC.                                                      129,485         2,658,950
                                                                        ---------------
                                                                              7,367,084
                                                                        ---------------
ITALY -- 0.95%
Assicurazioni Generali Spa                                     51,000         1,350,908
ENI Spa (c)                                                   215,851         4,073,071
UniCredito Italiano Spa                                       668,245         3,607,579
                                                                        ---------------
                                                                              9,031,558
                                                                        ---------------
JAPAN -- 4.61%
AIFUL Corp.(c)                                                 18,850         1,378,968
Canon, Inc.                                                    32,000         1,489,969
Fuji Photo Film Co., Ltd.                                      61,000         1,969,394
Funai Electric Co. Ltd.                                         4,700           645,115
Honda Motor Co., Ltd.                                         119,800         5,320,967
Hoya Corp.                                                     11,600         1,065,074
Kao Corp.                                                     107,000         2,176,542
Keyence Corp.                                                   2,100           442,652
Mitsubishi Corp.                                              158,000         1,674,797
Mitsubishi Tokyo Financial Group, Inc.                            142         1,107,698
Mitsui Fudosan Co., Ltd.                                       47,000           424,522
Murata Manufacturing Co., Ltd.                                 14,200           767,174
Nintendo Co., Ltd.                                             35,400         3,303,163
Nippon Telegraph & Telephone Corp.                                304         1,466,530
Nippon Unipac Holding                                              77           397,322
NTT DoCoMo, Inc.                                                  771         1,748,185
Rohm Co., Ltd.                                                 15,700         1,839,993
Sekisui House Ltd.                                            137,000         1,415,125
Sompo Japan Insurance, Inc.                                   305,000         2,507,278
Sumitomo Chemical Co., Ltd. (c)                               161,000           664,010
Sumitomo Mitsui Financial Group, Inc.                             267         1,422,572
Takeda Chemical Industries Ltd.                                85,300         3,382,710
Takefuji Corp.                                                  9,470           442,705
Toppan Printing Co., Ltd.                                      77,000           801,110
Toyota Industries Corp.                                        59,900         1,271,555
Toyota Motor Corp.                                            114,500         3,867,594
West Japan Railway Co.                                            223           876,019
                                                                        ---------------
                                                                             43,868,743
                                                                        ---------------
NETHERLANDS -- 1.94%
ABN AMRO Holding NV                                           124,855         2,921,368
Koninklijke Philips Electronics NV                             87,985         2,569,189
Reed Elsevier NV                                              303,872         3,775,402
TPG NV                                                        146,666         3,435,403
VNU NV                                                        117,930         3,726,219
Wolters Kluwer NV                                             130,928   $     2,047,814
                                                                        ---------------
                                                                             18,475,395
                                                                        ---------------
PORTUGAL -- 0.21%
Electricidade de Portugal S.A.                                180,763           476,532
Portugal Telecom, SGPS, S.A.                                  155,014         1,560,308
                                                                        ---------------
                                                                              2,036,840
                                                                        ---------------
SPAIN -- 0.73%
Banco Bilbao Vizcaya Argentaria S.A.                          239,504         3,307,983
Banco Santander Central Hispano S.A.                          143,786         1,703,015
Telefonica S.A.                                               132,187         1,940,788
                                                                        ---------------
                                                                              6,951,786
                                                                        ---------------
SWEDEN -- 1.19%
Electrolux AB, B Shares                                        57,200         1,256,042
Hennes & Mauritz AB, B Shares                                  61,700         1,466,332
Nordea AB (c)                                                 341,000         2,559,170
Svenska Cellulosa AB                                           66,940         2,735,169
Svenska Handelsbanken AB (c)                                   66,390         1,356,348
Swedish Match AB                                              193,820         1,979,872
                                                                        ---------------
                                                                             11,352,933
                                                                        ---------------
SWITZERLAND -- 1.98%
Adecco S.A.                                                    30,732         1,975,496
Givaudan S.A.                                                   2,263         1,174,729
Holcim Ltd.                                                    29,264         1,362,932
Nestle S.A. (c)                                                29,340         7,330,552
Novartis AG                                                    36,741         1,668,087
Roche Holding AG                                               43,435         4,381,254
Swiss Reinsurance Co.                                          13,985           944,207
                                                                        ---------------
                                                                             18,837,257
                                                                        ---------------
UNITED KINGDOM -- 8.17%
AstraZeneca PLC                                                58,248         2,794,519
Balfour Beatty PLC                                            128,445           502,412
Barclays PLC                                                  510,203         4,550,736
BOC Group PLC                                                  67,105         1,025,297
BP PLC                                                        904,138         7,332,030
BT Group PLC                                                  531,811         1,792,188
Carlton Communications PLC                                    204,750           843,030
Centrica PLC                                                  455,426         1,720,250
Compass Group PLC                                             212,632         1,446,450
Diageo PLC                                                    377,217         4,963,293
Electrocomponents PLC                                         198,785         1,156,534
Gallaher Group PLC                                            365,504         3,925,859
GlaxoSmithKline PLC                                           278,545         6,382,585
HSBC Holdings PLC                                             136,997         2,153,262
Invensys PLC                                                1,059,192           346,042
Kesa Electricals PLC                                          220,024         1,013,250
Kingfisher PLC (b)                                            448,364         2,235,359
National Grid Transco PLC                                     383,966         2,751,157
Rentokil Initial PLC                                          581,245         1,976,988
Rio Tinto PLC                                                  79,457         2,194,772
Rolls-Royce Group PLC                                         527,603         1,674,113
Royal Bank of Scotland Group PLC                              185,188         5,456,749
Scottish & Southern Energy PLC                                215,426         2,595,401
Shell Transport & Trading Co. PLC.                            718,560         5,344,725
Tesco PLC                                                     837,875         3,866,066

                                                           SHARES            VALUE
                                                      ---------------   ---------------
Vodafone Group PLC.                                         3,119,520   $     7,734,439
                                                                        ---------------
                                                                             77,777,506
                                                                        ---------------
  Total International Equities
    (Cost $205,112,439)                                                     253,458,362
                                                                        ---------------

                                                           FACE
                                                          AMOUNT
                                                      ---------------
BONDS -- 18.78%
U.S. BONDS -- 13.63%
U.S. CORPORATE BONDS -- 2.77%
Abbott Laboratories, Inc. (c)
  5.625%, due 07/01/06                                $       115,000           124,043
Alcoa, Inc. (c)
  6.000%, due 01/15/12                                        120,000           130,411
Allstate Corp. (The)
  7.200%, due 12/01/09                                        110,000           128,304
Altria Group, Inc. (c)
  7.750%, due 01/15/27                                        320,000           345,270
Amerada Hess Corp.
  7.875%, due 10/01/29                                        105,000           115,204
American Electric Power Co., Inc. (c)
  6.125%, due 05/15/06                                        285,000           307,112
American Express Co. (c)
  3.750%, due 11/20/07                                         80,000            81,492
Anadarko Finance Co., Series B
  7.500%, due 05/01/31                                        105,000           123,005
Anheuser-Busch Cos., Inc.
  9.000%, due 12/01/09                                        155,000           196,535
Apache Corp. (c)
  6.250%, due 04/15/12                                        110,000           122,285
AT&T Corp.
  8.500%, due 11/15/31                                        115,000           134,385
AT&T Wireless Services, Inc. (c)
  7.875%, due 03/01/11                                        160,000           185,143
Avalonbay Communities, Inc.
  7.500%, due 08/01/09                                        105,000           121,180
Avon Products, Inc.
  7.150%, due 11/15/09                                        100,000           116,590
Bank of America Corp.
  7.400%, due 01/15/11                                        390,000           457,404
Bank One Corp.
  7.875%, due 08/01/10                                        270,000           324,327
Bear Stearns Co., Inc. (c)
  4.000%, due 01/31/08                                        195,000           198,614
Boeing Capital Corp.
  7.375%, due 09/27/10                                        160,000           183,913
Bombardier Capital, Inc., 144A (c)
  6.125%, due 06/29/06                                        205,000           218,069
Bristol-Myers Squibb Co.
  5.750%, due 10/01/11                                        125,000           135,078
Burlington Northern Santa Fe Corp.
  7.082%, due 05/13/29                                        115,000           128,983
Caterpillar, Inc.
  6.550%, due 05/01/11                                        115,000           130,583
Cendant Corp. (c)
  6.250%, due 01/15/08                                        155,000           169,078
Centex Corp.
  9.750%, due 06/15/05                                        265,000           293,656
Cingular Wireless LLC
  6.500%, due 12/15/11                                $        85,000   $        92,954
Citigroup, Inc.
  7.250%, due 10/01/10                                        870,000         1,014,035
Citizens Communications Co. (c)
  9.250%, due 05/15/11                                        370,000           437,430
Coca-Cola Co. (The)
  4.000%, due 06/01/05                                         90,000            92,947
Comcast Cable Communications, Inc. (c)
  6.750%, due 01/30/11                                        470,000           523,078
Commonwealth Edison Co. (c)
  6.150%, due 03/15/12                                         95,000           103,648
Computer Sciences Corp. (c)
  3.500%, due 04/15/08                                        125,000           124,406
Conagra Foods, Inc. (c)
  6.750%, due 09/15/11                                        120,000           134,505
ConocoPhillips
  8.500%, due 05/25/05 (c)                                    245,000           267,080
  8.750%, due 05/25/10                                        130,000           162,396
Consolidated Edison, Inc., Series B
  7.500%, due 09/01/10                                        545,000           644,442
Coors Brewing Co.
  6.375%, due 05/15/12                                        105,000           114,383
Countrywide Home Loans, Inc.
  3.250%, due 05/21/08                                        160,000           157,366
Credit Suisse First Boston USA, Inc.
  3.875%, due 01/15/09 (c)                                    285,000           284,660
  6.500%, due 01/15/12                                        320,000           356,167
Devon Financing Corp., ULC (c)
  6.875%, due 09/30/11                                        155,000           175,758
Dominion Resources, Inc., Class B
  7.625%, due 07/15/05                                        210,000           226,856
Dow Chemical Co. (The)(c)
  6.125%, due 02/01/11                                        315,000           338,936
Duke Energy Field Services, LLC
  7.875%, due 08/16/10                                        155,000           181,591
EOP Operating LP
  7.250%, due 06/15/28                                        140,000           152,218
Erac U.S.A. Finance Co., 144A
  8.000%, due 01/15/11                                        180,000           214,085
Federated Department Stores, Inc. (c)
  6.625%, due 04/01/11                                        120,000           134,744
First Data Corp. (c)
  5.625%, due 11/01/11                                        140,000           148,939
FirstEnergy Corp., Series B (c)
  6.450%, due 11/15/11                                        125,000           129,556
FleetBoston Financial Corp. (c)
  7.375%, due 12/01/09                                        145,000           170,243
Ford Motor Co. (c)
  7.450%, due 07/16/31                                        575,000           581,050
Ford Motor Credit Co. (c)
  5.800%, due 01/12/09                                        475,000           489,180
  7.375%, due 02/01/11                                        215,000           234,337
FPL Group Capital, Inc.
  7.625%, due 09/15/06                                        115,000           129,108
GATX Financial Corp.
  6.875%, due 11/01/04                                        110,000           112,950
General Electric Capital Corp. (c)
  6.000%, due 06/15/12                                      1,030,000         1,116,987

                                                           FACE
                                                          AMOUNT             VALUE
                                                      ---------------   ---------------
General Electric Capital Corp.
  6.750%, due 03/15/32                                $       170,000   $       188,211
General Motors Acceptance Corp.
  6.875%, due 09/15/11                                        395,000           425,465
  8.000%, due 11/01/31                                        290,000           325,660
General Motors Corp. (c)
  8.375%, due 07/15/33                                        225,000           261,183
Goldman Sachs Group, Inc.
  6.875%, due 01/15/11                                        345,000           391,785
Harrah's Operating Co., Inc.
  7.125%, due 06/01/07                                          5,000             5,568
  7.500%, due 01/15/09                                        135,000           153,764
Hertz Corp.
  7.625%, due 08/15/07                                        190,000           208,723
Household Finance Corp.
  6.750%, due 05/15/11                                        350,000           394,010
ICI Wilmington, Inc. (c)
  4.375%, due 12/01/08                                        260,000           259,023
International Business Machines Corp.
  5.875%, due 11/29/32                                        125,000           125,773
International Lease Finance Corp. (c)
  6.375%, due 03/15/09                                        120,000           132,195
International Paper Co. (c)
  6.750%, due 09/01/11                                        145,000           161,207
John Deere Capital Corp. (c)
  7.000%, due 03/15/12                                        170,000           195,838
Kerr-McGee Corp.
  7.875%, due 09/15/31                                         30,000            34,076
Key Bank NA
  7.000%, due 02/01/11                                        115,000           131,290
Kimberly-Clark Corp., 144A
  4.500%, due 07/30/05                                         75,000            78,068
Kinder Morgan, Inc.
  6.650%, due 03/01/05                                        200,000           211,226
Kohl's Corp.
  6.300%, due 03/01/11                                        115,000           129,046
Kraft Foods, Inc.
  5.625%, due 11/01/11                                        270,000           284,484
Kroger Co.(c)
  7.500%, due 04/01/31                                        175,000           201,648
Lehman Brothers Holdings, Inc. (c)
  6.625%, due 01/18/12                                        160,000           180,563
Lincoln National Corp. (c)
  6.200%, due 12/15/11                                        105,000           114,556
Lockheed Martin Corp.
  8.500%, due 12/01/29                                         95,000           124,485
Marsh & McClennan Cos., Inc.
  6.250%, due 03/15/12                                         65,000            70,610
MBNA Capital, Series B
  1.963%, due 02/01/27                                        175,000           151,429
McKesson Corp.
  7.750%, due 02/01/12                                        105,000           123,517
Miller Brewing Co.,144A
  5.500%, due 08/15/13                                        260,000           265,627
Morgan Stanley (c)
  6.750%, due 04/15/11                                        470,000           531,767
Newell Rubbermaid, Inc.
  4.000%, due 05/01/10                                        125,000           120,945
News America Holdings, Inc.
  7.125%, due 04/08/28                                        115,000           125,938
Occidental Petroleum Corp. (c)
  8.450%, due 02/15/29                                $       135,000   $       176,974
Pepsi Bottling Holdings, Inc., 144A (c)
  5.625%, due 02/17/09                                        155,000           168,308
PP&L Capital Funding
  7.750%, due 04/15/05                                        125,000           133,879
Praxair, Inc.
  6.375%, due 04/01/12                                        165,000           183,590
Progress Energy, Inc. (c)
  7.000%, due 10/30/31                                        115,000           123,083
PSEG Power LLC
  7.750%, due 04/15/11                                         45,000            52,966
Qwest Capital Funding, Inc. (c)
  7.900%, due 08/15/10                                        280,000           284,200
Safeway, Inc. (c)
  6.500%, due 03/01/11                                        165,000           180,118
Sempra Energy (c)
  7.950%, due 03/01/10                                        110,000           129,373
SLM Corp.
  5.625%, due 04/10/07                                        245,000           265,497
Southern Power Co., Series B
  6.250%, due 07/15/12                                        115,000           124,259
Southwestern Electric Power, Series B
  4.500%, due 07/01/05                                         70,000            72,570
Sprint Capital Corp.
  8.375%, due 03/15/12                                        105,000           122,619
Target Corp.
  7.000%, due 07/15/31                                        135,000           153,061
Telus Corp.
  8.000%, due 06/01/11                                        170,000           198,779
Time Warner, Inc.
  7.625%, due 04/15/31                                        295,000           340,362
Transocean Sedco Forex, Inc.
  6.625%, due 04/15/11                                        260,000           290,221
U.S. Bank N.A., Minnesota
  6.375%, due 08/01/11                                        120,000           133,796
Unilever Capital Corp.
  7.125%, due 11/01/10                                        185,000           215,081
Union Pacific Corp.
  6.700%, due 12/01/06                                        185,000           205,031
United Technologies Corp.
  6.100%, due 05/15/12                                        120,000           131,787
UST, Inc.
  6.625%, due 07/15/12                                        130,000           144,611
Valero Energy Corp. (c)
  7.500%, due 04/15/32                                        175,000           195,032
Verizon New England, Inc.
  6.500%, due 09/15/11                                         45,000            49,585
Verizon New York, Inc. (c)
  6.875%, due 04/01/12                                        130,000           143,846
Verizon New York, Inc., Series B (c)
  7.380%, due 04/01/32                                        105,000           115,603
Viacom, Inc. (c)
  6.625%, due 05/15/11                                         95,000           107,848
Wachovia Bank N.A. (c)
  7.800%, due 08/18/10                                        305,000           367,974
Wal-Mart Stores, Inc.
  6.875%, due 08/10/09                                        285,000           328,334
Walt Disney Co. (The) (c)
  6.375%, due 03/01/12                                        120,000           131,953
Washington Mutual, Inc.
  5.625%, due 01/15/07                                        600,000           646,658

                                                           FACE
                                                          AMOUNT             VALUE
                                                      ---------------   ---------------
Waste Management, Inc.
  7.375%, due 08/01/10                                $       100,000   $       115,553
Wells Fargo Bank, N.A.
  6.450%, due 02/01/11                                        300,000           336,852
Weyerhaeuser Co.
  7.375%, due 03/15/32                                        125,000           135,913
Wyeth
  5.250%, due 03/15/13                                        195,000           198,502
                                                                        ---------------
Total U.S. Corporate Bonds                                                   26,328,197
                                                                        ---------------
ASSET-BACKED SECURITIES -- 0.49%
Americredit Automobile Receivables Trust,
  03-AM, Class A2B
  1.440%, due 10/06/06                                        213,408           213,389
Boston Edison Co., 99-1, Class A5
  7.030%, due 03/15/12                                        275,000           316,213
Capital One Multi-Asset Execution Trust,
  03-A1, Class A1 +
  1.553%, due 01/15/09                                        675,000           677,985
Citibank Omni-S Master Trust, 01-1,
Class A +
  1.274%, due 02/15/10                                        675,000           674,294
Conseco Finance, 00-B, Class AF4
  7.870%, due 02/15/31                                        114,094           114,665
Countrywide Asset Backed Certificates,
  03-SD3, Class A1, 144A +
  1.561%, due 12/25/32                                        290,702           291,121
Greentree Financial Corp., 99-1, Class A5
  6.110%, due 09/01/23                                      1,070,000         1,060,047
RAFC Asset-Backed Trust, 01-1 Class A3
  5.115%, due 01/25/15                                        713,299           732,657
Structured Asset Securities Corp.,
  03-AL2, Class A, 144A
  3.356%, due 01/25/31                                        221,070           212,158
United Airlines, Inc., E.E.T.C. (b) (e) (f)
  7.811%, due 10/01/09                                         78,550            29,913
Vanderbilt Mortgage Finance,
  00-B, Class 1A3
  8.255%, due 05/07/17                                        352,223           364,178
                                                                        ---------------
Total Asset-Backed Securities                                                 4,686,620
                                                                        ---------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.28%
Bear Stearns Commercial Mortgage
  Securities, 00-WF1, Class A2
  7.780%, due 02/15/32                                        695,000           817,744
DLJ Commercial Mortgage Corp.,
  00-CKP1, Class A1B
  7.180%, due 08/10/10                                        200,000           226,511
DLJ Commercial Mortgage Corp.,
  99-CG1, Class A1A
  6.080%, due 03/10/32                                        701,928           751,556
DLJ Commercial Mortgage Corp.
  99-CG1, Class A1B
  6.460%, due 03/10/32                                        780,000           867,038
DLJ Commercial Mortgage Corp.
  99-CG2, Class A1B
  7.300%, due 06/10/32                                      1,355,000         1,568,202
GMAC Commercial Mortgage Securities,
  Inc., 97-C2, Class A2
  6.550%, due 04/16/29                                        500,000           521,979
Greenwich Capital Commercial Funding
  Corp., 03-FL1 A , 144A
  1.490%, due 07/05/18                                $       279,979   $       279,914
GS Mortgage Securities Corp., II,
  96-PL, Class A2
  7.410%, due 02/15/27                                         85,289            86,841
Host Marriot Pool Trust,99-HMTA,
  Class A., 144A
  6.980%, due 08/03/15                                        298,291           323,052
JP Morgan Commercial Mortgage Finance
  Corp., 99-C8, Class A1
  7.325%, due 07/15/31                                        850,009           905,594
JP Morgan Commercial Mortgage Finance
  Corp., 99-C8, Class A2
  7.400%, due 07/15/31                                      1,250,000         1,430,635
LB Commercial Conduit Mortgage Trust,
  99-C1, Class A1
  6.410%, due 06/15/31                                        574,559           610,132
LB Commercial Conduit Mortgage Trust,
  99-C2, Class A2
  7.325%, due 10/15/32                                        170,000           196,444
Morgan Stanley Capital I, 96-WF1,
  Class A3, 144A
  7.623%, due 11/15/28,                                       572,776           610,097
Morgan Stanley Dean Witter Capital I,
  00-LIF2, Class A1
  6.960%, due 10/15/33                                        433,625           479,002
Morgan Stanley Dean Witter Capital I,
  01-TOP1, Class A4
  6.660%, due 02/15/33                                         50,000            56,462
Nomura Asset Securities Corp.,
  95-MD3, Class A1B
  8.150%, due 04/04/27                                        869,002           915,703
Salomon Brothers Mortgage Securities VII,
  00-C1, Class A2 (c)
  7.520%, due 12/18/09                                      1,340,000         1,559,195
                                                                        ---------------
Total Commercial Mortgage-Backed Securities                                  12,206,101
                                                                        ---------------
MORTGAGE-BACKED SECURITIES -- 5.50%
CMC Securities Corp. IV,
  97-NAM3, Class FX A5
  7.250%, due 10/25/27                                         27,012            26,983
Citicorp Mortgage Securities, Inc.,
  94-3, Class A13
  6.500%, due 02/25/24                                        368,258           381,134
CS First Boston Mortgage Securities Corp.,
  02-10, Class 2A1
  7.500%, due 05/25/32                                        546,066           585,615
CS First Boston Mortgage Securities Corp.,
  03-8, Class 5A1
  6.500%, due 04/25/33                                      1,600,915         1,659,548
Fannie Mae
  4.600%, due 11/01/33                                      1,990,551         2,025,479
  4.621%, due 04/01/33                                        480,352           490,618
  5.125%, due 01/02/14                                        310,000           311,078
  5.500%, due 03/01/33                                        678,685           687,790
  6.000%, due 06/01/14                                      1,501,338         1,575,842
  6.000%, due 08/01/17                                        867,709           910,769
  6.250%, due 02/01/11                                        720,000           795,927

                                                           FACE
                                                          AMOUNT             VALUE
                                                      ---------------   ---------------
  7.125%, due 01/15/30                                $     1,845,000   $     2,222,314
Freddie Mac, 1595, Class D
  7.000%, due 10/15/13                                        224,244           236,026
Freddie Mac, 2532 PD
  5.500%, due 06/15/26                                      1,100,000         1,138,347
Federal Home Loan Mortgage Corp., Gold
  5.500%, due 01/01/18                                         20,292            21,047
  5.500%, due 04/01/18                                        507,009           526,004
  6.000%, due 12/01/17                                        701,173           735,430
  6.000%, due 10/01/29                                        164,830           170,716
  6.000%, due 12/01/30                                        447,677           463,087
  6.500%, due 04/01/29                                          8,132             8,519
  6.500%, due 05/01/29                                      1,416,466         1,483,847
  6.500%, due 11/01/32                                      2,424,675         2,540,017
  8.000%, due 09/01/25                                          1,577             1,699
Federal National Mortgage Association
  3.396%, due 09/01/33 +                                      313,432           314,626
  3.962%, due 05/01/33 +                                      967,339           992,323
  4.487%, due 06/01/33 +                                      659,411           669,996
  5.027%, due 02/01/33 +                                      642,835           683,645
  5.500%, due 01/01/09                                        570,793           594,310
  5.500%, due 01/01/18                                        195,782           203,103
  6.000%, due 07/01/17                                      1,093,838         1,148,120
  6.000%, due 06/01/23                                         55,723            57,905
  6.000%, due 11/01/28                                        544,300           562,893
  6.000%, due 05/01/29                                         10,746            11,113
  6.000%, due 07/01/29                                      3,639,233         3,763,546
  6.000%, due 06/01/31                                        138,488           143,219
  6.000%, due 06/01/33                                        273,203           282,535
  6.500%, due 01/01/29                                        349,533           366,553
  6.500%, due 04/01/29                                        279,007           291,837
  6.500%, due 08/01/29                                        488,199           510,890
  6.500%, due 11/01/31                                        450,525           471,241
  6.500%, due 08/01/32                                        819,114           856,779
  6.500%, due 09/01/32                                        912,129           954,071
  6.500%, due 06/01/33                                      1,005,842         1,052,094
  7.000%, due 05/01/33                                      2,958,182         3,132,327
  7.500%, due 02/01/33                                        999,408         1,068,319
  9.500%, due 11/01/09                                         10,375            11,371
Federal National Mortgage Association
  Grantor Trust, 00-T6, Class A1
  7.500%, due 06/25/30                                        852,608           930,941
Federal National Mortgage Association
  Grantor Trust, 01-T10, Class A2
  7.500%, due 12/25/41                                         73,957            80,990
Federal National Mortgage Association
  Grantor Trust, 01-T5, Class A3
  7.500%, due 06/19/30                                        648,785           708,392
Federal National Mortgage Association
  Whole Loan, 95-W3, Class A
  9.000%, due 04/25/25                                        159,392           178,280
Federal National Mortgage Association,
  93-73, Class ZA
  7.500%, due 10/25/22                                          7,816             7,804
Federal National Mortgage Association-
  Whole Loan, 03-W11, Class A1
  5.337%, due 06/25/33                                        650,538           669,514
Federal National Mortgage Association-
  Whole Loan, 03-W6, Class 6A
  4.968%, due 08/25/42                                        330,190           345,358
Freddie Mac
  5.125%, due 07/15/12                                $     1,490,000   $     1,556,353
  5.875%, due 03/21/11                                        300,000           325,177
  6.000%, due 03/01/29                                      2,002,702         2,070,485
  6.500%, due 06/01/29                                        347,667           364,205
  6.500%, due 03/01/32                                         19,240            20,155
Government National Mortgage Association
  4.000%, due 10/20/29                                        446,247           455,955
  6.000%, due 11/20/28                                         14,478            14,983
  6.000%, due 01/15/29                                         50,531            52,562
  6.000%, due 02/20/29                                        553,353           572,652
  6.000%, due 07/15/29                                      2,873,184         2,988,649
  6.000%, due 08/20/29                                        325,423           336,773
  6.000%, due 09/20/29                                         28,888            29,896
  6.500%, due 04/15/31                                      1,037,513         1,093,863
  7.000%, due 07/15/25                                         11,769            12,626
  7.000%, due 03/15/26                                        160,864           171,431
  8.000%, due 12/15/22                                         46,597            51,154
  8.500%, due 12/15/17                                        194,432           215,552
GS Mortgage Securities Corp., 01-2,
  Class A, 144A
  7.500%, due 06/19/32,                                       216,227           235,172
Impac Secured Assets Common Owner
  Trust, 01-3, Class A2
  7.250%, due 04/25/31                                         66,518            69,920
MLCC Mortgage Investors, Inc.,
  03-D, Class XA1 ++
  1.000%, due 08/25/28                                     16,633,660           278,747
Structured Asset Securities Corp.,
  98-ALS1, Class 1A
  6.900%, due 01/25/29                                        113,552           114,779
Washington Mutual MSC Mortgage,
  Pass-Through CTFS, 02-MS6, Class 3A1
  6.500%, due 09/25/32                                      1,238,551         1,259,316
                                                                        ---------------
Total Mortgage-Backed Securities                                             52,352,336
                                                                        ---------------
U.S. GOVERNMENT OBLIGATIONS -- 3.59%
U.S. Treasury Bonds
  6.250%, due 05/15/30 (c)                                  7,350,000         8,481,782
  6.875%, due 08/15/25                                      1,500,000         1,834,980
  8.000%, due 11/15/21                                        995,000         1,343,794
U.S. Treasury Notes
  1.500%, due 07/31/05 (c)                                  1,700,000         1,698,672
  1.875%, due 11/30/05 (c)                                  7,385,000         7,398,847
  2.000%, due 08/31/05                                      2,365,000         2,380,242
  3.250%, due 08/15/08 (c)                                    505,000           508,078
  4.250%, due 08/15/13 (c)                                 10,570,000        10,583,213
                                                                        ---------------
Total U.S. Government Obligations                                            34,229,608
                                                                        ---------------
Total U.S. Bonds                                                            129,802,862
                                                                        ---------------
INTERNATIONAL BONDS -- 5.15%
INTERNATIONAL CORPORATE BONDS -- 0.08%
Burlington Resources Finance Co.
  6.680%, due 02/15/11                                         65,000            73,053
Canadian National Railway Co.
  6.900%, due 07/15/28                                         60,000            67,037
Deutsche Telekom International Finance BV
  8.250%, due 06/15/30                                        195,000           249,098

                                                           FACE
                                                          AMOUNT             VALUE
                                                      ---------------   ---------------
France Telecom S.A.
  8.500%, due 03/01/31                                $       140,000   $       186,014
Telecom Italia Capital, 144A
  5.250%, due 11/15/13                                        140,000           140,279
Westdeutsche Landesbank
  6.750%, due 06/15/05                                        125,000           133,578
                                                                        ---------------
Total International Corporate Bonds                                             849,059
                                                                        ---------------
FOREIGN GOVERNMENT BONDS -- 5.03%
AUSTRALIA -- 0.31%
Government of Australia
  6.250%, due 04/15/15                                AUD     645,000           511,023
  6.500%, due 05/15/13                                        672,000           538,345
  9.000%, due 09/15/04                                      2,507,000         1,935,107
                                                                        ---------------
                                                                              2,984,475
                                                                        ---------------
AUSTRIA -- 0.35%
Republic of Austria
  3.800%, due 10/20/13                                AUS   1,165,000         1,405,434
  5.875%, due 07/15/06                                      1,435,000         1,940,300
                                                                        ---------------
                                                                              3,345,734
                                                                        ---------------
BELGIUM -- 0.13%
Government of Belgium
  5.750%, due 03/28/08                                EUR     880,000         1,209,770
                                                                        ---------------
CANADA -- 0.25%
Government of Canada
  5.000%, due 09/01/04                                CAD     245,000           192,559
  5.750%, due 06/01/29                                        285,100           237,545
  6.000%, due 09/01/05                                      1,030,800           837,594
  6.000%, due 06/01/08                                        460,300           386,777
  6.000%, due 06/01/11                                        430,200           364,710
  8.000%, due 06/01/23                                        310,200           323,479
                                                                        ---------------
                                                                              2,342,664
                                                                        ---------------
CAYMAN ISLANDS -- 0.08%
BSCH Issuances Ltd., (c)
  7.625%, due 09/14/10                                KYD     100,000           118,542
SMFG Finance Ltd., 144A
  2.250%, due 07/11/05                                JPY  36,000,000           612,392
                                                                        ---------------
                                                                                730,934
                                                                        ---------------
DENMARK -- 0.18%
Kingdom of Denmark
  5.000%, due 08/15/05                                DKK   4,250,000           745,701
  5.000%, due 11/15/13                                      2,550,000           449,899
  6.000%, due 11/15/09                                      2,600,000           487,684
                                                                        ---------------
                                                                              1,683,284
                                                                        ---------------
FINLAND -- 0.24%
Government of Finland
  5.000%, due 07/04/07                                EUR     515,000           687,281
  5.750%, due 02/23/11                                      1,150,000         1,605,986
                                                                        ---------------
                                                                              2,293,267
                                                                        ---------------
FRANCE -- 0.74%
Government of France
  5.500%, due 04/25/07                                EUR   2,130,000         2,885,650
  5.500%, due 04/25/10                                      1,945,000         2,677,900
  5.500%, due 04/25/29                                        630,000           860,320
  8.500%, due 10/25/19                                $       360,000   $       647,822
                                                                        ---------------
                                                                              7,071,692
                                                                        ---------------
GERMANY-- 1.17%
Bundesschatzanweisungen
  2.500%, due 03/18/05                                EUR     715,000           904,081
Deutsche Bundesrepublik
  4.500%, due 07/04/09                                        580,000           760,374
  5.000%, due 07/04/12                                      2,350,000         3,135,193
  6.000%, due 01/05/06                                      1,140,400         1,531,006
  6.000%, due 01/04/07                                        900,000         1,231,891
  6.500%, due 07/04/27                                      2,300,000         3,537,175
                                                                        ---------------
                                                                             11,099,720
                                                                        ---------------
ITALY -- 0.39%
Buoni Poliennali Del Tesoro
  5.250%, due 11/01/29                                EUR     445,000           575,166
  5.500%, due 11/01/10                                        695,000           954,928
  8.750%, due 07/01/06                                      1,505,000         2,163,153
                                                                        ---------------
                                                                              3,693,247
                                                                        ---------------
MEXICO -- 0.05%
United Mexican States
  8.125%, due 12/30/19                                MXN     470,000           525,225
                                                                        ---------------
NETHERLANDS -- 0.26%
Government of Netherlands
  3.000%, due 07/15/06                                EUR     575,000           727,444
  5.000%, due 07/15/11                                      1,335,000         1,786,541
                                                                        ---------------
                                                                              2,513,985
                                                                        ---------------
QATAR -- 0.03%
State of Qatar, 144A
  9.750%, due 06/15/30                                QAR     195,000           273,000
                                                                        ---------------
SWEDEN -- 0.45%
Government of Sweden
  6.000%, due 02/09/05                                SEK  13,960,000         2,003,405
  6.750%, due 05/05/14                                        870,000           140,041
  8.000%, due 08/15/07                                     13,800,000         2,185,276
                                                                        ---------------
                                                                              4,328,722
                                                                        ---------------
UNITED KINGDOM -- 0.40%
U.K. Treasury
  5.750%, due 12/07/09                                GBP     340,000           642,495
  6.000%, due 12/07/28                                        195,000           415,262
  8.000%, due 09/27/13                                        449,000         1,005,630
  8.000%, due 12/07/15                                        175,000           404,058
  8.000%, due 06/07/21                                        200,000           493,053
  8.500%, due 12/07/05                                        150,000           289,372
Abbey National PLC
  6.690%, due 10/17/05                                EUR     240,000           259,562
Diageo PLC
  3.500%, due 11/19/07                                        115,000           115,991
HSBC Holdings PLC (c)
  5.250%, due 12/12/12                                        125,000           128,007
Royal Bank of Scotland
  9.118%, due 03/31/10                                         75,000            93,672
                                                                        ---------------
                                                                              3,847,102
                                                                        ---------------
Total Foreign Government Bonds                                               47,942,821
                                                                        ---------------

                                                           FACE
                                                          AMOUNT             VALUE
                                                      ---------------   ---------------
SOVEREIGN / SUPRANATIONAL BONDS -- 0.04%
Pemex Project Funding Master Trust (c)
  8.000%, due 11/15/11                                $       325,000   $       363,187
                                                                        ---------------
Total International Bonds                                                    49,155,067
                                                                        ---------------
Total Bonds (Cost $173,024,709)                                             178,957,929
                                                                        ---------------

                                                          SHARES
                                                      ---------------
INVESTMENT COMPANIES -- 12.99%
  UBS Emerging Markets Debt
    Relationship Fund                                         209,319         9,082,498
  UBS Emerging Markets Equity
    Relationship Fund                                       4,796,969        59,273,268
  UBS High Yield
    Relationship Fund                                       1,671,657        27,760,205
  UBS U.S. Small Cap Equity
    Relationship Fund                                         836,771        27,607,083
                                                                        ---------------
Total Investment Companies
  (Cost $87,875,913)                                                        123,723,054
                                                                        ---------------

SHORT-TERM INVESTMENTS -- 2.84%
OTHER -- 2.61%
  UBS Supplementary Trust U.S. Cash
    Management Prime Fund,
    yield of 1.23% (Cost $24,819,805)                      24,819,805   $    24,819,805
                                                                        ---------------

                                                           FACE
                                                          AMOUNT
                                                      ---------------
U.S. GOVERNMENT OBLIGATIONS -- 0.23%
  U.S. Treasury Bill, yield of 0.82%,
    due 02/05/04 (d) (Cost $2,197,861)                $     2,200,000         2,198,114
                                                                        ---------------
Total Short-Term Investments
  (Cost $27,017,666)                                                         27,017,919
                                                                        ---------------

                                                          SHARES
                                                      ---------------
INVESTMENTS OF CASH COLLATERAL
FOR SECURITIES LOANED -- 5.16%
  UBS Supplementary Trust U.S. Cash
    Management Prime Fund,
    yield of 1.23% (Cost $49,161,825)                      49,161,825        49,161,825
                                                                        ---------------

Total Investments -- 104.89%
  (Cost $852,883,023) (a)                                                   999,124,660
Liabilities, in excess of cash and
  other assets, -- (4.89)%                                                  (46,586,252)
                                                                        ---------------
Net Assets -- 100.00%                                                   $   952,538,408
                                                                        ===============

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $852,883,023; and net unrealized appreciation consisted of:

               Gross unrealized appreciation                      $  151,455,484
               Gross unrealized depreciation                          (5,213,847)
                                                                  --------------
                 Net unrealized appreciation                      $  146,241,637
                                                                  ==============


(b)       Non-income producing security.
(c)       Security, or portion thereof, was on loan at December 31, 2003.
(d)       This security was pledged to cover margin requirements for futures contracts.
(e)       Security is in default.
(f) Security is illiquid. This security amounted to $29,913 or 0.00% of net assets.
+ Variable rate security -- The rate disclosed is that in effect at December 31, 2003.
++ Interest only security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the pincipal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
%         Represents a percentage of net assets.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2003, the value of these securities amounted to $3,921,342 or 0.41% of net assets.
E.E.T.C.: Enhanced equipment trust certificate.

FORWARD FOREIGN CURRENCY CONTRACTS

UBS Global Securities Relationship Fund had the following open forward foreign currency contracts as of December 31, 2003:

                                                            SETTLEMENT          LOCAL           CURRENT        UNREALIZED
                                                               DATE           CURRENCY           VALUE         GAIN/(LOSS)
                                                          --------------   --------------   --------------   --------------
FORWARD FOREIGN CURRENCY BUY CONTRACTS
Euro (EUR)                                                   06/03/04          14,750,000   $   18,530,638   $    1,203,813
Japanese Yen (JPY)                                           01/06/04          32,900,000          306,999             (745)
Japanese Yen (JPY)                                           06/03/04       3,340,000,000       31,317,457          669,631
Singapore Dollar (SGD)                                       06/03/04          15,600,000        9,199,923          107,424

FORWARD FOREIGN CURRENCY SALE CONTRACTS
British Pound (GBP)                                          06/03/04          29,700,000       52,532,607       (2,866,188)
Swedish Krona (SEK)                                          06/03/04          66,000,000        9,111,163         (519,315)
                                                                                                             --------------
    Total net unrealized loss on Forward Foreign
      Currency Contracts                                                                                     $   (1,405,380)
                                                                                                             ==============

FUTURES CONTRACTS

UBS Global Securities Relationship Fund had the following open futures contracts as of December 31, 2003:

                                                            EXPIRATION          COST/           CURRENT        UNREALIZED
                                                               DATE           PROCEEDS           VALUE         GAIN/(LOSS)
                                                          --------------   --------------   --------------   --------------
U.S. INTEREST RATE FUTURES BUY CONTRACTS:
5 Year U.S. Treasury Notes, 192 contracts                   March 2004     $   21,328,344   $   21,432,000   $      103,656
10 Year U.S. Long Bond (Chicago Board of Trade), 17
  contracts                                                 March 2004          1,854,713        1,858,313            3,600

INDEX FUTURES SALE CONTRACTS:
S&P 500 Index, 65 contracts                                 March 2004         17,365,275       18,047,250         (681,975)
                                                                                                             --------------
    Total net unrealized loss on Futures Contracts                                                           $     (574,719)
                                                                                                             ==============

The aggregate market value of investments pledged to cover margin requirements for the open futures contracts at December 31, 2003 was $2,198,114.

                 See accompanying notes to financial statements

UBS U.S. EQUITY RELATIONSHIP FUND

Over the year ended December 31, 2003, UBS U.S. Equity Relationship Fund returned 30.80%, outperforming the 29.89% return of the Fund's benchmark, the Russell 1000 Index (the "Index"). Since its inception on August 31, 1997, the Fund has returned 5.74%, outperforming the 5.11% return for the Index over the same time period. (Returns over various time periods are shown in the table on page 18; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

On an absolute basis, the Fund generated strong returns. On a relative basis, the Fund's modest underperformance of the Index is largely a result of an underweight to computer hardware, and, specifically, to semiconductor stocks. Our careful analysis led us to determine that the level at which the stocks were trading was not supported by the underlying fundamentals, so we avoided them. However, in a market environment where more speculative stocks were the performance leaders, semiconductor stocks ultimately produced some of the strongest returns over the period. Nonetheless, we believe the effectiveness of our intrinsic value approach is underscored by the fact that in this type of environment, the Fund was able to perform so closely in line with the benchmark.

We believe the Fund's outperformance over the fiscal year underscores the effectiveness of our price to intrinsic value approach. The Fund's focus on quality--on both a sector and stock level--produced strong positive results, despite the fact that, overall, more speculative stocks were the market leaders over the year. In particular, the Fund benefited from its positions in the healthcare, construction and financial sectors.

12-MONTH MARKET REVIEW

After three long years, investors were rewarded in 2003 with a sharply rising stock market. Over the 12 months ended December 31, 2003, the market (as measured by the Russell 1000 Index) rose 29.89%, a significant departure from 0.88% return posted by the Index over the same time period in 2002.

Early in the year, the market as a whole was down, with the majority of sectors reporting losses. Investors, unnerved by accounting scandals, terrorist alerts, and the war in Iraq, shunned stocks in favor of the perceived relative safety of bonds. The turning point came in March, when economic indicators turned more positive--in part, the result of aggressive fiscal stimulus (including increased government spending and tax cuts) and the lowest short-term interest rates in 45 years. As the year progressed, data continued to support the consensus that the economy was gaining momentum. Optimistic that a sustainable recovery was finally underway, investors turned back to stocks in the second quarter.

Virtually every corner of the equity market saw price improvement during the year, and many of the best performing sectors over the year were those that in the prior three years had been the market's weakest performers. For example, the technology sector returned 54.4% for the year; in comparison, it posted a decline of 41.9% in 2002.

Not surprisingly, large-cap stocks trailed small-cap stocks over the year. Large caps, as measured by the Russell 1000 Index, returned 29.89% over the 12 months ended December 31, 2003, whereas small caps, as measured by the Russell 2000 Index, returned 47.25%. Based on past history, a strong showing from the small-cap, more speculative end of the market is expected during the early stages of an economic rebound, since these stocks are usually the most adversely affected in the bear market environment that typically precedes a recovery.

On a style basis, neither growth nor value stocks clearly outperformed over the period. This is a departure from the norm, as stock styles tend to move in cycles, with growth or value clearly outperforming over a given period of time. However, 2003 defied this convention as the broad-based market rally allowed both styles to deliver strong returns: The Russell 1000 Value and the Russell 1000 Growth Indexes returned 30.03% and 29.75%, respectively, over the 12 months ended December 31, 2003.

FOCUS ON INTRINSIC VALUE MAINTAINED PORTFOLIO INTEGRITY

Our disciplined investment approach focuses on price to intrinsic value. Through fundamental research, we seek to identify companies that are selling for less than their true, or intrinsic, value.

As a whole, we believe the market was within fair valuation range for much of the reporting period. Our in-depth research did, however, identify opportunities at a stock-specific level. In particular, throughout the 12-month period, our research and intrinsic value analysis helped us identify opportunities in the healthcare, construction and financials sectors.

In healthcare, our pharmaceuticals holdings generated solid results. Stock prices of pharmaceuticals had fallen due to investor concerns over regulatory issues, Medicare reform and company-specific scandals. Our in-depth research and analysis revealed, however, that the industry is solid, supported by an aging population and a commitment to research and development. Attractive names included Wyeth, Allergan, Cephalon, Mylan and Bristol Myers. While we took advantage of these opportunities, we avoided broadly utilized, new big-technology biologics and large-dollar, commodity geriatric markets (cholesterol, hypertension and anti-inflammatory drug makers), which we believe will face a secular headwind. We also built a position in the clinical laboratory services market, which we believe has attractive fundamentals, including improved pricing trends, relatively stable market growth and room for further margin expansion.

In the finance area, the banking industry provided attractive opportunities. Many of the nation's leading banks benefited from a consolidation trend in the industry, including Fund holdings JP Morgan Chase and Citigroup. These banks also benefited from the Federal Reserve's rate cuts: As the prevailing interest rate fell, banks saw an increase in loan demand, especially from the consumer market.

Conversely, Fund performance was hindered during the reporting period by underweights to some of the sectors that eventually were the market leaders over the period. Our analysis told us that many of the stocks within these sectors did not have long-term investment merit; we believe share prices must eventually be supported by positive earnings and cash flow, something many of these companies will not, in our opinion, be able to produce. For example, we avoided stocks in the technology hardware sector--more specifically, the semiconductor market. While the underlying fundamentals in the sector have improved, we believe that investor enthusiasm has driven stock prices up too far, too fast. The market is factoring in expected growth rates well above what these companies have historically been able to achieve, and we are doubtful that these expectations will be met. Although the positions we had in this sector contributed to performance on an absolute basis, our underweight to the sector hurt performance on a relative basis.

On a stock level, names such as Nextel and Sicor were significant positive contributors. Alternately, there are, over any calendar year, names that hurt performance. Among the underperformers were names like Newell Rubbermaid, which we no longer own.

LOOKING AHEAD

We will continue to employ our disciplined investment strategy that centers on price to intrinsic value. Given the market's very strong advance during the fiscal year, we believe 2004 may offer fewer valuation opportunities. We continue to see opportunities in the financials sector--and particularly in banking--as well as in the healthcare sector. We believe technology, on the other hand, continues to look expensive, with price appreciation during the past year preceding a recovery in profits that is currently underway. We will remain committed to our investment process in this environment, seeking companies that we believe can consistently outpace the Index while minimizing portfolio risk.

TOTAL RETURN

                                                              1 YEAR          3 YEARS          5 YEARS         ANNUALIZED
                                                              ENDED            ENDED            ENDED          8/31/97* TO
                                                             12/31/03         12/31/03         12/31/03          12/31/03
---------------------------------------------------------------------------------------------------------------------------
UBS U.S. EQUITY RELATIONSHIP FUND                             30.80%            4.55%            2.96%            5.74%
---------------------------------------------------------------------------------------------------------------------------
Russell 1000 Index**                                          29.89            -3.78            -0.13             5.11
---------------------------------------------------------------------------------------------------------------------------
Wilshire 5000 Index                                           31.64            -2.48             0.42             4.94
---------------------------------------------------------------------------------------------------------------------------

*   PERFORMANCE INCEPTION DATE OF UBS U.S. EQUITY RELATIONSHIP FUND.

** AS OF OCTOBER 31, 2003, THE FUND'S BENCHMARK INDEX CHANGED FROM THE WILLSHIRE 5000 INDEX TO THE RUSSELL 1000 INDEX IN ORDER TO ALIGN THE FUND WITH AN INDEX MORE REFLECTIVE OF ITS INVESTMENT PRACTICES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1000 LARGEST COMPANIES IN THE RUSSELL 3000 INDEX, AND REPRESENTS APPROXIMATELY 92% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX.

    ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS U.S. Equity Relationship Fund, the Russell 1000 Index and the Wilshire 5000 Index, if you had invested $100,000 on August 31, 1997.

Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS U.S. EQUITY RELATIONSHIP FUND VS. RUSSELL 1000 INDEX VS.WILSHIRE 5000 INDEX+

                     UBS U.S. EQUITY
                    RELATIONSHIP FUND        WILSHIRE 5000 INDEX   RUSSELL 1000 INDEX
                        $ 100,000                  $ 100,000           $ 100,000
                        $ 104,257                  $ 105,901           $ 105,484
                        $  98,531                  $ 102,373           $ 102,066
                        $ 100,718                  $ 105,725           $ 106,492
12/31/1997              $ 103,067                  $ 107,679           $ 108,654
                        $ 103,809                  $ 108,264           $ 109,464
                        $ 112,855                  $ 116,145           $ 117,267
                        $ 119,441                  $ 121,958           $ 123,181
                        $ 118,337                  $ 123,406           $ 124,448
                        $ 116,730                  $ 120,122           $ 121,755
                        $ 117,597                  $ 124,334           $ 126,262
                        $ 114,727                  $ 121,609           $ 124,744
                        $  98,428                  $ 102,671           $ 106,098
                        $ 105,613                  $ 109,378           $ 113,243
                        $ 113,721                  $ 117,515           $ 122,188
                        $ 118,588                  $ 124,915           $ 129,751
12/31/1998              $ 123,079                  $ 132,909           $ 138,016
                        $ 122,444                  $ 137,794           $ 142,941
                        $ 118,063                  $ 132,799           $ 138,404
                        $ 121,869                  $ 137,924           $ 143,708
                        $ 132,496                  $ 144,535           $ 149,718
                        $ 130,852                  $ 141,371           $ 146,481
                        $ 135,899                  $ 148,690           $ 153,946
                        $ 130,382                  $ 143,923           $ 149,245
                        $ 126,096                  $ 142,581           $ 147,847
                        $ 117,234                  $ 138,856           $ 143,782
                        $ 117,455                  $ 147,686           $ 153,447
                        $ 118,317                  $ 152,632           $ 157,394
12/31/1999              $ 119,159                  $ 164,222           $ 166,878
                        $ 111,309                  $ 157,405           $ 160,046
                        $ 102,307                  $ 160,931           $ 159,618
                        $ 112,479                  $ 170,489           $ 174,162
                        $ 117,118                  $ 161,607           $ 168,356
                        $ 118,471                  $ 155,963           $ 164,002
                        $ 114,724                  $ 162,839           $ 168,183
                        $ 115,213                  $ 159,520           $ 165,389
                        $ 122,652                  $ 171,100           $ 177,631
                        $ 118,541                  $ 163,116           $ 169,386
                        $ 122,805                  $ 159,650           $ 167,346
                        $ 119,938                  $ 143,768           $ 152,042
12/31/2000              $ 124,626                  $ 146,331           $ 153,880
                        $ 130,518                  $ 151,936           $ 158,944
                        $ 126,239                  $ 137,526           $ 144,118
                        $ 120,936                  $ 128,267           $ 134,546
                        $ 127,270                  $ 138,823           $ 145,356
                        $ 130,930                  $ 140,206           $ 146,339
                        $ 128,948                  $ 137,856           $ 143,033
                        $ 128,152                  $ 135,580           $ 141,080
                        $ 123,676                  $ 127,375           $ 132,482
                        $ 113,201                  $ 115,933           $ 121,246
                        $ 115,583                  $ 118,882           $ 123,771
                        $ 125,375                  $ 127,973           $ 133,301
12/31/2001              $ 128,484                  $ 130,273           $ 134,723
                        $ 128,495                  $ 128,655           $ 133,011
                        $ 127,758                  $ 126,011           $ 130,362
                        $ 133,042                  $ 131,526           $ 135,718
                        $ 129,488                  $ 125,104           $ 127,942
                        $ 128,036                  $ 123,633           $ 126,814
                        $ 119,588                  $ 114,942           $ 117,454
                        $ 111,670                  $ 105,666           $ 108,763
                        $ 113,006                  $ 106,290           $ 109,332
                        $  99,831                  $  95,618           $  97,590
                        $ 107,147                  $ 102,933           $ 105,698
                        $ 114,307                  $ 109,140           $ 111,884
12/31/2002              $ 108,884                  $ 103,094           $ 105,552
                        $ 105,820                  $ 100,496           $ 102,994
                        $ 103,667                  $  98,795           $ 101,400
                        $ 104,968                  $  99,911           $ 102,450
                        $ 114,488                  $ 108,103           $ 110,720
                        $ 120,687                  $ 114,705           $ 117,033
                        $ 122,849                  $ 116,399           $ 118,573
                        $ 125,059                  $ 119,206           $ 120,935
                        $ 126,336                  $ 122,070           $ 123,390
                        $ 125,709                  $ 120,718           $ 122,126
                        $ 132,937                  $ 128,090           $ 129,286
                        $ 134,468                  $ 129,884           $ 130,837
12/31/2003              $ 142,420                  $ 135,713           $ 137,102

TOP TEN EQUITY HOLDINGS

AS OF DECEMBER 31, 2003

                                             PERCENTAGE OF
                                               NET ASSETS
----------------------------------------------------------
Nextel Communications, Inc., Class A               4.5%
Citigroup, Inc.                                    4.0
Wells Fargo & Co.                                  3.3
Microsoft Corp.                                    3.1
Wyeth                                              2.8
Burlington Northern Santa Fe Corp.                 2.8%
UnitedHealth Group, Inc.                           2.6
Morgan Stanley                                     2.5
ExxonMobil Corp.                                   2.5
J.P. Morgan Chase & Co.                            2.4
----------------------------------------------------------
Total                                             30.5%

+ FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION OF TAXES THAT WOULD BE PAID ON REDEMPTIONS OF FUND SHARES FOR REBALANCING.

UBS U.S. EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2003

                                                         SHARES           VALUE
                                                     --------------   --------------
U.S. EQUITIES -- 97.31%
AEROSPACE & DEFENSE -- 0.66%
United Technologies Corp.                                     4,600   $      435,942
                                                                      --------------
AIRLINES -- 0.42%
Delta Air Lines, Inc.                                        23,500          277,535
                                                                      --------------
AUTOS/DURABLES -- 0.92%
Johnson Controls, Inc.                                        5,200          603,824
                                                                      --------------
BANKS -- 6.44%
FleetBoston Financial Corp.                                   7,541          329,165
GreenPoint Financial Corp.                                   31,750        1,121,410
PNC Financial Services Group                                 11,600          634,868
Wells Fargo & Co.                                            36,500        2,149,485
                                                                      --------------
                                                                           4,234,928
                                                                      --------------
BIOMEDICAL -- 1.25%
Genzyme Corp. (b)                                            16,700          823,978
                                                                      --------------
BROADCASTING & PUBLISHING -- 1.84%
Gannett Co., Inc.                                             5,900          526,044
McGraw-Hill Cos., Inc. (The)                                  9,800          685,216
                                                                      --------------
                                                                           1,211,260
                                                                      --------------
BUSINESS & PUBLIC SERVICE -- 0.41%
Interpublic Group of Cos., Inc. (b)                          17,300          269,880
                                                                      --------------
CAPITAL GOODS -- 3.42%
Illinois Tool Works, Inc.                                    18,600        1,560,726
Pentair, Inc.                                                15,100          690,070
                                                                      --------------
                                                                           2,250,796
                                                                      --------------
CHEMICALS -- 0.57%
Eastman Chemical Co.                                          9,400          371,582
                                                                      --------------
COMPUTER SOFTWARE -- 3.08%
Microsoft Corp.                                              73,500        2,024,190
                                                                      --------------
COMPUTER SYSTEMS -- 1.19%
Dell, Inc. (b)                                               11,900          404,124
Hewlett-Packard Co.                                          16,298          374,365
                                                                      --------------
                                                                             778,489
                                                                      --------------
CONSTRUCTION -- 1.45%
Martin Marietta Materials, Inc.                              20,263          951,753
                                                                      --------------
CONSUMER -- 1.41%
Kimberly-Clark Corp.                                         15,700          927,713
                                                                      --------------
ELECTRIC COMPONENTS -- 1.38%
Linear Technology Corp.                                      21,600          908,712
                                                                      --------------
ELECTRONICS -- 0.46%
TXU Corp.                                                    12,600          298,872
                                                                      --------------
ENERGY -- 9.72%
American Electric Power Co., Inc.                             5,200          158,652
Anadarko Petroleum Corp.                                      5,100          260,151
ConocoPhillips                                               14,960          980,927
Exelon Corp.                                                 19,200        1,274,112
ExxonMobil Corp.                                             39,900        1,635,900
FirstEnergy Corp.                                            26,760   $      941,952
Kerr-McGee Corp.                                              5,300          246,397
Progress Energy, Inc.                                         7,200          325,872
Sempra Energy                                                18,900          568,134
                                                                      --------------
                                                                           6,392,097
                                                                      --------------
FINANCIAL SERVICES -- 16.14%
American International Group, Inc.                           15,153        1,004,341
Citigroup, Inc.                                              54,160        2,628,926
Freddie Mac                                                  26,800        1,562,976
Hartford Financial Services Group, Inc. (The)                10,800          637,524
J.P. Morgan Chase & Co.                                      42,600        1,564,698
Mellon Financial Corp.                                       36,500        1,172,015
Morgan Stanley                                               28,300        1,637,721
XL Capital Ltd.                                               5,200          403,260
                                                                      --------------
                                                                          10,611,461
                                                                      --------------
HEALTH: DRUGS -- 11.18%
Allergan, Inc.                                               19,500        1,497,795
Bristol-Myers Squibb Co.                                     47,200        1,349,920
Cephalon, Inc. (b)                                           12,500          605,125
Mylan Labs, Inc.                                             53,700        1,356,462
SICOR, Inc. (b)                                              24,800          674,560
Wyeth                                                        44,000        1,867,800
                                                                      --------------
                                                                           7,351,662
                                                                      --------------
HEALTH: NON-DRUGS -- 7.36%
Aflac, Inc.                                                   9,400          340,092
Anthem, Inc.(b)                                              12,100          907,500
Baxter International, Inc.                                   14,200          433,384
Biomet, Inc.                                                  8,600          313,126
Johnson & Johnson                                            15,474          799,387
Quest Diagnostics, Inc. (b)                                   4,800          350,928
UnitedHealth Group, Inc.                                     29,100        1,693,038
                                                                      --------------
                                                                           4,837,455
                                                                      --------------
HEALTHCARE -- 0.87%
Cardinal Health, Inc.                                         9,300          568,788
                                                                      --------------
HOUSING/PAPER -- 1.01%
American Standard Companies, Inc. (b)                         6,600          664,620
                                                                      --------------
INDUSTRIAL COMPONENTS -- 2.00%
Ingersoll Rand Co., Class A                                  19,400        1,316,872
                                                                      --------------
MEDIA AND ENTERTAINMENT -- 1.38%
Viacom, Inc., Class B                                        11,300          501,494
Westwood One, Inc. (b)                                       11,900          407,099
                                                                      --------------
                                                                             908,593
                                                                      --------------
METALS NON-FERROUS -- 2.23%
Masco Corp.                                                  53,400        1,463,694
                                                                      --------------
MULTI-INDUSTRY -- 2.03%
Time Warner, Inc.                                            49,600          892,304
Willis Group Holdings Ltd.                                   13,000          442,910
                                                                      --------------
                                                                           1,335,214
                                                                      --------------

                                                         SHARES           VALUE
                                                     --------------   --------------
RETAIL/APPAREL -- 3.49%
Costco Wholesale Corp. (b)                                   29,000   $    1,078,220
Kohl's Corp. (b)                                             12,700          570,738
Newell Rubbermaid, Inc.                                       8,200          186,714
TJX Companies, Inc.                                          20,900          460,845
                                                                      --------------
                                                                           2,296,517
                                                                      --------------
SERVICES/MISCELLANEOUS -- 4.53%
First Data Corp.                                             17,248          708,721
MeadWestvaco Corp.                                           14,400          428,400
Omnicom Group                                                16,800        1,467,144
Viad Corp.                                                   15,000          375,000
                                                                      --------------
                                                                           2,979,265
                                                                      --------------
TECHNOLOGY -- 0.02%
Mettler Toledo, Inc. (b)                                        300           12,663
                                                                      --------------
TELECOMMUNICATIONS- SERVICES -- 5.43%
Nextel Communications, Inc., Class A (b)                    105,500        2,960,330
SBC Communications, Inc.                                     23,500          612,645
                                                                      --------------
                                                                           3,572,975
                                                                      --------------
TRANSPORTATION -- 4.05%
Boeing Co. (The)                                             19,100          804,874
Burlington Northern Santa Fe Corp.                           57,500        1,860,125
                                                                      --------------
                                                                           2,664,999
                                                                      --------------
UTILITIES -- 0.97%
CMS Energy Corp. (b)                                         25,500          217,260
Dominion Resources, Inc.                                      6,600          421,278
                                                                      --------------
                                                                             638,538
                                                                      --------------

  Total U.S. Equities (Cost $53,650,829)                                  63,984,867
                                                                      --------------

SHORT-TERM INVESTMENTS -- 2.51%
  UBS Supplementary Trust U.S. Cash
    Management Prime Fund,
    yield of 1.23% (Cost $1,648,968)                      1,648,968        1,648,968
                                                                      --------------
Total Investments -- 99.82%
  (Cost $55,299,797)(a)                                                   65,633,835
Cash and other assets, less liabilities -- 0.18%                             121,895
                                                                      --------------
Net Assets -- 100.00%                                                 $   65,755,730
                                                                      ==============

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $55,299,797; and net unrealized appreciation consisted of:

       Gross unrealized appreciation                              $   11,133,444
       Gross unrealized depreciation                                    (799,406)
                                                                  --------------
         Net unrealized appreciation                              $   10,334,038
                                                                  ==============

(b)  Non-income producing security.
 %   Represents a percentage of net assets.

                 See accompanying notes to financial statements

UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND

For the year ended December 31, 2003, UBS U.S. Large Cap Equity Relationship Fund returned 29.28%, outperforming the 28.68% return of its benchmark, the S&P 500 Index (the "Index"). Since the Fund's inception on April 30, 1999, through December 31, 2003, the Fund has declined 1.79% on an annualized basis, compared to a 2.44% decline for the Index over the same period. (Returns for all share classes over various time periods are shown on page 23. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

We believe the Fund's outperformance over the fiscal year underscores the effectiveness of our price to intrinsic value approach. The Fund's focus on quality--on both a sector and stock level--produced strong positive results, despite the fact that, overall, more speculative stocks were the market leaders over the year. Notably, the Fund benefited from an overweight in construction, banks and electric utilities.

12-MONTH MARKET REVIEW

After three long years, investors were rewarded in 2003 with a sharply rising stock market. Over the 12 months ended December 31, 2003, the Index's 28.68% return was a significant departure from the 22.10% decline it posted over the same time period in 2002.

Early in the year, the market as a whole was down, with the majority of sectors reporting losses. Investors, unnerved by accounting scandals, terrorist alerts and the war in Iraq, shunned stocks in favor of the perceived relative safety of bonds. The turning point came in March, when economic indicators turned more positive--in part, the result of aggressive fiscal stimulus (including increased government spending and tax cuts) and the lowest short-term interest rates in 45 years. As the year progressed, data continued to support the consensus that the economy was gaining momentum. Optimistic that a sustainable recovery was finally underway, investors returned to stocks in the second quarter.

Virtually every corner of the equity market saw price improvement during the year, with 22 of the 23 industry groups represented in the S&P 500 Index posting gains. Notably, many of the best performing sectors over the year were those that in the prior three years had been the market's weakest performers. For example, the much-maligned technology sector returned 54.4% for the year; in comparison, it posted a decline of 41.9% in 2002.

Not surprisingly, large-cap stocks trailed small-cap stocks over the year. Large caps, as measured by the Russell 1000 Index, returned 29.89% over the 12 months ended December 31, 2003, whereas small caps, as measured by the Russell 2000 Index, returned 47.25%. A strong showing from the small-cap, more speculative end of the market is expected during the early stages of an economic rebound, since these stocks are usually the most adversely affected in the bear market environment that typically precedes a recovery.

On a style basis, neither growth nor value stocks clearly outperformed over the period. This is a departure from the norm, as stock styles tend to move in cycles, with growth or value clearly outperforming over a given period of time. However, 2003 defied this convention, as the broad-based market rally allowed both styles to deliver strong returns: The Russell 1000 Value and the Russell 1000 Growth Indexes returned 30.03% and 29.75%, respectively, over the 12 months ended December 31, 2003.

FOCUS ON INTRINSIC VALUE MAINTAINED PORTFOLIO INTEGRITY

Our disciplined investment approach focuses on price to intrinsic value. Through fundamental research, we seek to identify companies that are selling for less than their true, or intrinsic, value.

Throughout the period, our analysis indicated that the majority of the market was trading in the fair value range. The exception was the more speculative end of the market, where investor interest drove the prices of stocks in some sectors, such as technology hardware, up well beyond what we believed was justified by the underlying fundamentals. With fewer price-to-intrinsic value opportunities available, we relied on our research to uncover opportunities that we believed had the potential to enhance investment results.

Intensive research led us to overweight names in banking, construction and medical services--positions that added to our performance relative to the Index. In banking, we focused on companies, including Citigroup, that we believed were benefiting from a prior consolidation trend within the industry. In medical services, our analysis uncovered a number of solid companies selling at, in our opinion, very attractive valuations. In particular, we focused on United Health, which performed well, expanding its operating margins significantly over the last five years. This expansion is the result of a significant increase to United Health's account base, and a shift toward higher margin businesses. Finally, in construction, we identified opportunities that have benefited from the robust housing market of the last several years. One position within this sector was Masco, a building products manufacturer and installer.

Our most notable underweight, and perhaps the greatest detractor from relative performance over the period, was computer hardware, and, specifically, semiconductors. Semiconductors numbered among the top performing sectors in 2003. However, while we saw improvement in the industry's underlying fundamentals, we did not believe it was enough to support the price appreciation that these stocks were seeing.

On an individual stock level, noteworthy holdings included Nextel, which continued to perform well as competitors' offerings lagged well behind the industry standard the company has established. Martin Marietta Materials rallied when state budgets strengthened and, as a result, the potential for highway construction initiatives grew. Alternately, we saw disappointing results from Newell Rubbermaid, which we no longer own.

LOOKING AHEAD

As the economic recovery continues to unfold, we believe we will see a return to conventional wisdom, whereby investors reward companies with superior balance sheets and proven earnings trends. That said, we feel that the broad market is fairly valued, and, for this reason, we believe bottom-up stock selection will be the driver of performance in 2004. As always, we remain committed to our research-based investment approach, searching for opportunities with the potential to generate superior risk-adjusted returns over the long term. Currently, we are finding these opportunities in the healthcare and financials sectors, which remain attractive.

TOTAL RETURN

                                                               1 YEAR          3 YEARS         ANNUALIZED
                                                                ENDED           ENDED         4/30/99* TO
                                                              12/31/03        12/31/03          12/31/03
----------------------------------------------------------------------------------------------------------
UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND                    29.28%            2.74%           -1.79%
----------------------------------------------------------------------------------------------------------
S&P 500 Index                                                  28.68            -4.05            -2.44
----------------------------------------------------------------------------------------------------------

*  PERFORMANCE INCEPTION DATE OF UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND.

   ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

   TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS U.S. Large Cap Equity Relationship Fund and the S&P 500 Index, if you had invested $100,000 on April 30, 1999.

Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND VS. S&P 500 INDEX+

              UBS U.S. LARGE CAP EQUITY
                  RELATIONSHIP FUND                              S&P 500 INDEX
                     $ 100,000                                     $ 100,000
                     $  97,074                                     $  97,639
                     $  99,706                                     $ 103,057
                     $  94,900                                     $  99,840
                     $  92,286                                     $  99,347
                     $  84,256                                     $  96,623
                     $  83,956                                     $ 102,738
                     $  83,199                                     $ 104,826
12/31/1999           $  81,963                                     $ 111,001
                     $  76,119                                     $ 105,424
                     $  69,070                                     $ 103,429
                     $  74,717                                     $ 113,547
                     $  77,521                                     $ 110,132
                     $  78,886                                     $ 107,872
                     $  76,345                                     $ 110,532
                     $  76,224                                     $ 108,804
                     $  81,803                                     $ 115,562
                     $  79,254                                     $ 109,460
                     $  83,325                                     $ 108,998
                     $  81,380                                     $ 100,405
12/31/2000           $  84,772                                     $ 100,896
                     $  88,214                                     $ 104,476
                     $  85,304                                     $  94,950
                     $  82,639                                     $  88,935
                     $  85,196                                     $  95,846
                     $  87,405                                     $  96,489
                     $  85,814                                     $  94,141
                     $  85,486                                     $  93,214
                     $  82,269                                     $  87,379
                     $  76,607                                     $  80,323
                     $  77,184                                     $  81,854
                     $  82,976                                     $  88,133
12/31/2001           $  84,750                                     $  88,905
                     $  84,568                                     $  87,608
                     $  83,887                                     $  85,918
                     $  87,156                                     $  89,149
                     $  84,043                                     $  83,744
                     $  83,220                                     $  83,128
                     $  77,283                                     $  77,206
                     $  72,629                                     $  71,191
                     $  74,075                                     $  71,661
                     $  64,540                                     $  63,872
                     $  70,317                                     $  69,492
                     $  74,897                                     $  73,585
12/31/2002           $  71,106                                     $  69,266
                     $  69,547                                     $  67,451
                     $  68,203                                     $  66,439
                     $  68,795                                     $  67,084
                     $  75,268                                     $  72,610
                     $  78,939                                     $  76,436
                     $  80,064                                     $  77,411
                     $  80,949                                     $  78,776
                     $  81,210                                     $  80,312
                     $  81,295                                     $  79,459
                     $  85,922                                     $  83,954
                     $  86,481                                     $  84,693
12/31/2003           $  91,924                                     $  89,134

TOP TEN EQUITY HOLDINGS

As of December 31, 2003

                                             PERCENTAGE OF
                                               NET ASSETS
----------------------------------------------------------
Nextel Communications, Inc., Class A               5.1%
UnitedHealth Group, Inc.                           4.2
Citigroup, Inc.                                    4.2
Illinois Tool Works, Inc.                          4.0
Microsoft Corp.                                    3.8
Masco Corp.                                        3.6%
Well Fargo & Co.                                   3.5
Freddie Mac                                        3.4
Morgan Stanley                                     3.3
Burlington Northern Santa Fe Corp.                 3.1
----------------------------------------------------------
Total                                             38.2%

+ FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION OF TAXES THAT WOULD BE PAID ON REDEMPTIONS OF FUND SHARES FOR REBALANCING.

UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2003

                                                         SHARES           VALUE
                                                     --------------   --------------
U.S. EQUITIES -- 97.95%
AEROSPACE & DEFENSE -- 1.88%
United Technologies Corp.                                     2,900   $      274,833
                                                                      --------------
BANKS -- 6.01%
FleetBoston Financial Corp.                                   2,900          126,585
PNC Financial Services Group                                  4,300          235,339
Wells Fargo & Co.                                             8,800          518,232
                                                                      --------------
                                                                             880,156
                                                                      --------------
BIOMEDICAL -- 1.15%
Genzyme Corp. (b)                                             3,400          167,756
                                                                      --------------
BROADCASTING & PUBLISHING -- 3.03%
Gannett Co., Inc.                                             1,600          142,656
McGraw-Hill Cos., Inc. (The)                                  4,300          300,656
                                                                      --------------
                                                                             443,312
                                                                      --------------
CAPITAL GOODS -- 3.95%
Illinois Tool Works, Inc.                                     6,900          578,979
                                                                      --------------
COMPUTER SOFTWARE -- 3.80%
Microsoft Corp.                                              20,200          556,308
                                                                      --------------
COMPUTER SYSTEMS -- 2.11%
Dell, Inc. (b)                                                5,100          173,196
Hewlett-Packard Co.                                           5,937          136,373
                                                                      --------------
                                                                             309,569
                                                                      --------------
CONSUMER -- 1.29%
Kimberly-Clark Corp.                                          3,200          189,088
                                                                      --------------
ELECTRIC COMPONENTS -- 1.49%
Linear Technology Corp.                                       5,200          218,764
                                                                      --------------
ELECTRONICS -- 0.96%
TXU Corp.                                                     5,960          141,371
                                                                      --------------
ENERGY -- 9.42%
American Electric Power Co., Inc.                             5,920          180,619
ConocoPhillips                                                5,268          345,423
ExxonMobil Corp.                                              9,200          377,200
FirstEnergy Corp.                                             8,900          313,280
Progress Energy, Inc.                                         3,600          162,936
                                                                      --------------
                                                                           1,379,458
                                                                      --------------
FINANCIAL SERVICES -- 20.07%
American International Group, Inc.                            4,258          282,221
Citigroup, Inc.                                              12,600          611,604
Freddie Mac                                                   8,600          501,552
Hartford Financial Services Group, Inc. (The)                 3,000          177,090
J.P. Morgan Chase & Co.                                      10,700          393,011
Mellon Financial Corp.                                       10,600          340,366
Morgan Stanley                                                8,400          486,108
XL Capital Ltd.                                               1,900          147,345
                                                                      --------------
                                                                           2,939,297
                                                                      --------------
HEALTH: DRUGS -- 8.15%
Allergan, Inc.                                                4,900          376,369
Bristol-Myers Squibb Co.                                     13,300          380,380
Wyeth                                                        10,300   $      437,235
                                                                      --------------
                                                                           1,193,984
                                                                      --------------
HEALTH: NON-DRUGS -- 7.03%
Aflac, Inc.                                                   3,400          123,012
Baxter International, Inc.                                    5,100          155,652
Johnson & Johnson                                             2,600          134,316
UnitedHealth Group, Inc.                                     10,600          616,708
                                                                      --------------
                                                                           1,029,688
                                                                      --------------
HEALTHCARE -- 1.34%
Cardinal Health, Inc.                                         3,200          195,712
                                                                      --------------
MEDIA AND ENTERTAINMENT -- 0.88%
Viacom, Inc., Class B                                         2,900          128,702
                                                                      --------------
METALS NON-FERROUS -- 3.57%
Masco Corp.                                                  19,100          523,531
                                                                      --------------
MULTI-INDUSTRY -- 1.73%
Time Warner, Inc. (b)                                        14,100          253,659
                                                                      --------------
NON-DURABLES -- 0.82%
Albertson's, Inc.                                             5,300          120,045
                                                                      --------------
RETAIL/APPAREL -- 3.67%
Costco Wholesale Corp. (b)                                    8,800          327,184
Kohl's Corp. (b)                                              3,200          143,808
Newell Rubbermaid, Inc.                                       2,900           66,033
                                                                      --------------
                                                                             537,025
                                                                      --------------
SERVICES/MISCELLANEOUS -- 4.25%
First Data Corp.                                              5,800          238,322
Omnicom Group                                                 4,400          384,252
                                                                      --------------
                                                                             622,574
                                                                      --------------
TELECOMMUNICATIONS- SERVICES -- 6.48%
Nextel Communications, Inc., Class A (b)                     26,500          743,590
SBC Communications, Inc.                                      7,900          205,953
                                                                      --------------
                                                                             949,543
                                                                      --------------
TRANSPORTATION -- 4.87%
Boeing Co. (The)                                              6,100          257,054
Burlington Northern Santa Fe Corp.                           14,100          456,135
                                                                      --------------
                                                                             713,189
                                                                      --------------

  Total U.S. Equities (Cost $12,080,439)                                  14,346,543
                                                                      --------------

SHORT-TERM INVESTMENTS -- 1.76%
  UBS Supplementary Trust U.S. Cash
   Management Prime Fund, yield of 1.23%
   (Cost $257,298)                                          257,298          257,298
                                                                      --------------
Total Investments -- 99.71%
  (Cost $12,337,737)(a)                                                   14,603,841
Cash and other assets, less liabilities -- 0.29%                              42,245
                                                                      --------------
Net Assets -- 100.00%                                                 $   14,646,086
                                                                      ==============

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $12,337,737; and net unrealized appreciation consisted of:

       Gross unrealized appreciation                              $    2,694,626
       Gross unrealized depreciation                                    (428,522)
                                                                  --------------
         Net unrealized appreciation                              $    2,266,104
                                                                  ==============

(b)  Non-income producing security.
 %   Represents a percentage of net assets.

                 See accompanying notes to financial statements

UBS U.S. VALUE EQUITY RELATIONSHIP FUND

Over the 12 months ended December 31, 2003, UBS U.S. Value Equity Relationship Fund returned 31.29%, outperforming the 30.03% return of its benchmark, the Russell 1000 Value Index (the "Index"). Since its inception on June 25, 1998, the Fund has returned 6.52% on an annualized basis, outpacing the annualized return of 3.86% for the Index. (Returns over various time periods are shown in the table on page 28; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

We believe the Fund's outperformance over the fiscal year underscores the effectiveness of our price to intrinsic value approach. The Fund's focus on quality produced strong positive results, despite the fact that, overall, more speculative stocks were the market leaders over the year. Notably, the Fund benefited from an overweight in banks and healthcare, as well as an underweight in technology hardware.

12-MONTH MARKET REVIEW

After three long years, investors were rewarded in 2003 with a sharply rising stock market. Over the 12 months ended December 31, 2003, the broad market (as measured by the Russell 3000 Index) returned 31.06%--a significant departure from the 21.54% drop it posted over the same time period in 2002.

Early in the year, the market as a whole was down, with the majority of sectors reporting losses. Investors, unnerved by accounting scandals, terrorist alerts and the war in Iraq, shunned stocks in favor of the perceived relative safety of bonds. The turning point came in March, when economic indicators turned more positive--in part, the result of aggressive fiscal stimulus (including increased government spending and tax cuts) and the lowest short-term interest rates in 45 years. As the year progressed, data continued to support the consensus that the economy was gaining momentum. Optimistic that a sustainable recovery was finally underway, investors returned to stocks.

Virtually every corner of the equity market saw price improvement during the year, and many of the best performing sectors over the year were those that in the prior three years had been the market's weakest performers.

On a style basis, neither growth nor value stocks clearly outperformed over the period. This is a departure from the norm, as stock styles tend to move in cycles, with growth or value clearly outperforming over a given period of time. However, 2003 defied this convention, as the broad-based market rally allowed both styles to deliver strong returns: The Russell 1000 Value and the Russell 1000 Growth Indexes returned 30.03% and 29.75%, respectively, over the 12 months ended December 31, 2003.

RESEARCH IDENTIFIED COMPELLING OPPORTUNITIES

Our disciplined investment approach relies on in-depth research and analysis to identify stocks selling for less than their intrinsic value. Using an extensive global network of analysts and investment specialists, we conduct in-house fundamental research, thoroughly reviewing a company's underlying fundamentals and employing forward-looking projections to determine its ability to generate future cash flow.

Throughout the period, our analysis indicated that the majority of the market was trading in the fair value range. The exception was the more speculative end of the market, where investor interest drove the prices of stocks in some sectors, such as technology hardware, up beyond what we believed was justified by the underlying fundamentals. With fewer price-to-intrinsic value opportunities available, we relied on our research to uncover securities that we believed had the potential to enhance investment results.

Intensive research led us to overweight banking, construction and healthcare--positions that added to our performance relative to the Index. In banking, we focused on companies, including Citigroup, that we believed were benefiting from a prior consolidation trend within the industry. In healthcare, our analysis uncovered a number of solid pharmaceutical companies selling at, in our opinion, very attractive valuations. In particular, we focused on firms with compelling and established drug pipelines, including Wyeth. These holdings rose in value as investors realized their true worth. Finally, in construction, we identified opportunities that have benefited from the robust housing market of the last several years. A notable position within this sector was Masco, a building products manufacturer and installer.

Our most notable underweight, and perhaps the greatest detractor from performance over the period, was computer hardware--specifically, semiconductors. Semiconductors numbered among the top performing sectors in 2003. However, while we saw improvement in the industry's underlying fundamentals, we did not believe it was enough to support the price appreciation that these stocks were seeing.

On an individual stock level, noteworthy holdings included Nextel, which continued to perform well as competitors' offerings lagged well behind the industry standard the company has established. Martin Marietta Materials rallied when state budgets strengthened, and, as a result, the potential for highway construction initiatives grew. Alternately, we saw disappointing results from Newell Rubbermaid, which we no longer own.

LOOKING AHEAD

As the economic recovery continues to unfold, we believe we will see a return to conventional wisdom, whereby investors reward companies with superior balance sheets and proven earnings trends. That said, we feel that the broad market is fairly valued; for this reason, we believe bottom-up stock selection will be the driver of performance in 2004. As always, we remain committed to our research-based investment approach, searching for opportunities with the potential to generate superior risk-adjusted returns over the long term. Currently, we are finding these opportunities in the healthcare and financial sectors, which remain attractive.

TOTAL RETURN

                                                              1 YEAR           3 YEARS          5 YEARS        ANNUALIZED
                                                              ENDED             ENDED            ENDED         6/25/98* TO
                                                             12/31/03         12/31/03         12/31/03          12/31/03
---------------------------------------------------------------------------------------------------------------------------
UBS U.S. VALUE EQUITY RELATIONSHIP FUND                       31.29%            4.96%            6.22%            6.52%
---------------------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index                                      30.03             1.22             3.56             3.86
---------------------------------------------------------------------------------------------------------------------------

*  PERFORMANCE INCEPTION DATE OF UBS U.S. VALUE EQUITY RELATIONSHIP FUND.

   ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

   TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS U.S. Value Equity Relationship Fund and the Russell 1000 Value Index if you had invested $100,000 on June 25, 1998.

Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS U.S. VALUE EQUITY RELATIONSHIP FUND VS. RUSSELL 1000 VALUE INDEX+

             UBS U.S. VALUE EQUITY RELATIONSHIP FUND   RUSSELL 1000 VALUE INDEX
                            $ 100,000                          $ 100,000
                            $  99,349                          $  98,235
                            $  86,495                          $  83,616
                            $  93,847                          $  88,415
                            $  98,600                          $  95,264
                            $ 103,239                          $  99,702
12/31/1998                  $ 104,832                          $ 103,096
                            $ 102,318                          $ 103,901
                            $ 100,242                          $ 102,434
                            $ 104,550                          $ 104,554
                            $ 116,631                          $ 114,319
                            $ 116,502                          $ 113,063
 6/30/1999                  $ 119,140                          $ 116,345
                            $ 114,749                          $ 112,939
                            $ 110,949                          $ 108,747
                            $ 104,435                          $ 104,947
                            $ 107,643                          $ 110,988
                            $ 105,599                          $ 110,120
12/31/1999                  $ 104,550                          $ 110,651
                            $ 100,563                          $ 107,041
                            $  89,899                          $  99,089
                            $ 102,159                          $ 111,179
                            $ 106,496                          $ 109,885
                            $ 109,076                          $ 111,043
 6/30/2000                  $ 103,277                          $ 105,968
                            $ 107,176                          $ 107,294
                            $ 111,977                          $ 113,265
                            $ 113,688                          $ 114,301
                            $ 117,880                          $ 117,111
                            $ 116,449                          $ 112,763
12/31/2000                  $ 122,579                          $ 118,413
                            $ 126,287                          $ 118,867
                            $ 123,218                          $ 115,563
                            $ 119,187                          $ 111,477
                            $ 124,909                          $ 116,946
                            $ 128,826                          $ 119,573
 6/30/2001                  $ 126,570                          $ 116,922
                            $ 128,058                          $ 116,673
                            $ 123,199                          $ 111,999
                            $ 116,207                          $ 104,116
                            $ 116,188                          $ 103,221
                            $ 124,509                          $ 109,221
12/31/2001                  $ 126,885                          $ 111,793
                            $ 125,872                          $ 110,932
                            $ 126,365                          $ 111,111
                            $ 131,811                          $ 116,367
                            $ 127,855                          $ 112,375
                            $ 127,444                          $ 112,940
 6/30/2002                  $ 119,749                          $ 106,454
                            $ 110,126                          $  96,554
                            $ 112,290                          $  97,288
                            $  97,687                          $  86,470
                            $ 105,616                          $  92,877
                            $ 112,054                          $  98,728
12/31/2002                  $ 107,950                          $  94,818
                            $ 105,632                          $  92,523
                            $ 103,115                          $  90,056
                            $ 103,620                          $  90,207
                            $ 113,755                          $  98,146
                            $ 119,971                          $ 104,482
                            $ 121,483                          $ 105,789
                            $ 123,096                          $ 107,365
                            $ 123,498                          $ 109,037
                            $ 123,450                          $ 107,973
                            $ 131,245                          $ 114,580
                            $ 132,460                          $ 116,135
12/31/2003                  $ 141,723                          $ 123,292

TOP TEN U.S. EQUITY HOLDINGS

AS OF DECEMBER 31, 2003

                                             PERCENTAGE OF
                                               NET ASSETS
----------------------------------------------------------
Citigroup, Inc.                                  6.0%
ExxonMobil Corp.                                 5.1
Nextel Communications, Inc., Class A             4.7
Wells Fargo & Co.                                4.3
Morgan Stanley                                   3.8
Freddie Mac                                      3.6%
J.P. Morgan Chase & Co.                          3.5
United Health Group, Inc.                        3.2
ConocoPhillips                                   3.0
Illinois Tool Works, Inc.                        2.9
----------------------------------------------------------
Total                                           40.1%

+ FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION OF TAXES THAT WOULD BE PAID ON REDEMPTIONS OF FUND SHARES FOR REBALANCING.

UBS U.S. VALUE EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2003

                                                         SHARES           VALUE
                                                     --------------   --------------
U.S. EQUITIES -- 96.76%
AEROSPACE & DEFENSE -- 0.78%
United Technologies Corp.                                     8,900   $      843,453
                                                                      --------------
AIRLINES -- 0.45%
Delta Air Lines, Inc.                                        41,500          490,115
                                                                      --------------
AUTOS/DURABLES --1.22%
Johnson Controls, Inc.                                       11,400        1,323,768
                                                                      --------------
BANKS -- 9.68%
Bank of America Corp.                                        11,800          949,074
FleetBoston Financial Corp.                                  24,900        1,086,885
GreenPoint Financial Corp.                                   49,750        1,757,170
PNC Financial Services Group                                 36,600        2,003,118
Wells Fargo & Co.                                            79,900        4,705,311
                                                                      --------------
                                                                          10,501,558
                                                                      --------------
BROADCASTING & PUBLISHING -- 1.86%
Gannett Co., Inc.                                            12,900        1,150,164
McGraw-Hill Cos., Inc. (The)                                 12,500          874,000
                                                                      --------------
                                                                           2,024,164
                                                                      --------------
CAPITAL GOODS -- 4.20%
Illinois Tool Works, Inc.                                    36,900        3,096,279
Pentair, Inc.                                                32,000        1,462,400
                                                                      --------------
                                                                           4,558,679
                                                                      --------------
COMPUTER SYSTEMS -- 0.90%
Hewlett-Packard Co.                                          42,700          980,819
                                                                      --------------
CONSTRUCTION -- 1.99%
Martin Marietta Materials, Inc.                              45,900        2,155,923
                                                                      --------------
CONSUMER -- 1.17%
Kimberly-Clark Corp.                                         21,500        1,270,435
                                                                      --------------
ELECTRONICS -- 0.56%
TXU Corp.                                                    25,400          602,488
                                                                      --------------
ENERGY -- 15.39%
American Electric Power Co., Inc.                            19,600          597,996
Anadarko Petroleum Corp.                                     17,500          892,675
ConocoPhillips                                               50,083        3,283,942
Exelon Corp.                                                 27,700        1,838,172
ExxonMobil Corp.                                            133,800        5,485,800
FirstEnergy Corp.                                            60,650        2,134,880
Progress Energy, Inc.                                        24,700        1,117,922
Sempra Energy                                                45,100        1,355,706
                                                                      --------------
                                                                          16,707,093
                                                                      --------------
FINANCIAL SERVICES -- 22.50%
American International Group, Inc.                           31,484        2,086,760
Citigroup, Inc.                                             134,959        6,550,910
Freddie Mac                                                  66,300        3,866,616
Hartford Financial Services Group, Inc. (The)                28,900        1,705,967
J.P. Morgan Chase & Co.                                     102,300        3,757,479
Mellon Financial Corp.                                       72,400        2,324,764
Morgan Stanley                                               71,400        4,131,918
                                                                      --------------
                                                                          24,424,414
                                                                      --------------
HEALTH: DRUGS -- 5.94%
Bristol-Myers Squibb Co.                                     89,200   $    2,551,120
Cephalon, Inc. (b)                                           24,000        1,161,840
Wyeth                                                        64,500        2,738,025
                                                                      --------------
                                                                           6,450,985
                                                                      --------------
HEALTH: NON-DRUGS -- 6.30%
Aflac, Inc.                                                  24,500          886,410
Anthem, Inc. (b)                                             12,100          907,500
Baxter International, Inc.                                   22,600          689,752
Johnson & Johnson                                             7,700          397,782
Quest Diagnostics, Inc.                                       6,300          460,593
UnitedHealth Group, Inc.                                     60,100        3,496,618
                                                                      --------------
                                                                           6,838,655
                                                                      --------------
MEDIA & ENTERTAINMENT -- 1.07%
Viacom, Inc., Class B                                        26,200        1,162,756
                                                                      --------------
METALS NON-FERROUS -- 2.07%
Masco Corp.                                                  82,100        2,250,361
                                                                      --------------
MULTI-INDUSTRY -- 2.04%
Time Warner, Inc. (b)                                       122,800        2,209,172
                                                                      --------------
NON-DURABLES -- 0.85%
Albertson's, Inc.                                            40,500          917,325
                                                                      --------------
RETAIL/APPAREL -- 1.36%
Costco Wholesale Corp. (b)                                   31,000        1,152,580
Newell Rubbermaid, Inc.                                      14,400          327,888
                                                                      --------------
                                                                           1,480,468
                                                                      --------------
SERVICES/MISCELLANEOUS -- 2.54%
First Data Corp.                                             39,100        1,606,619
MeadWestvaco Corp.                                           38,700        1,151,325
                                                                      --------------
                                                                           2,757,944
                                                                      --------------
TELECOMMUNICATIONS- SERVICES -- 8.45%
BellSouth Corp.                                              56,950        1,611,685
Nextel Communications, Inc., Class A (b)                    182,400        5,118,144
SBC Communications, Inc.                                     93,700        2,442,759
                                                                      --------------
                                                                           9,172,588
                                                                      --------------
TRANSPORTATION -- 4.97%
Boeing Co. (The)                                             27,600        1,163,064
Burlington Northern Santa Fe Corp.                           59,900        1,937,765
Norfolk Southern Corp.                                       97,000        2,294,050
                                                                      --------------
                                                                           5,394,879
                                                                      --------------
UTILITIES -- 0.47%
CMS Energy Corp. (b)                                         59,300          505,236
                                                                      --------------

  Total U.S. Equities (Cost $88,973,618)                                 105,023,278
                                                                      --------------

                                                         SHARES           VALUE
                                                     --------------   --------------
SHORT-TERM INVESTMENTS -- 3.91%
OTHER -- 3.77%
UBS Supplementary Trust U.S. Cash
  Management Prime Fund,
  yield of 1.23% (Cost $4,091,636)                        4,091,636   $    4,091,636
                                                                      --------------

                                                          FACE
                                                         AMOUNT
                                                     --------------
U.S. GOVERNMENT OBLIGATIONS -- 0.14%

U.S. Treasury Bill, 0.82%, due 02/05/04
  (Cost $149,854)(c)                                 $      150,000          149,871
                                                                      --------------
Total Short-Term Investments
(Cost $4,241,490)                                                          4,241,507
                                                                      --------------
Total Investments -- 100.67%
  (Cost $93,215,108)(a)                                                  109,264,785
Liabilities, in excess of cash and
  other assets, -- (0.67)%                                                  (728,749)
                                                                      --------------
Net Assets -- 100.00%                                                 $  108,536,036
                                                                      ==============

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $93,215,108; and net unrealized appreciation consisted of:

               Gross unrealized appreciation                      $   19,631,469
               Gross unrealized depreciation                          (3,581,792)
                                                                  --------------
                 Net unrealized appreciation                      $   16,049,677
                                                                  ==============

(b)       Non-income producing security.
(c)       This security was pledged to cover margin requirements for futures contracts.
%         Represents a percentage of net assets.

FUTURES CONTRACTS

UBS U.S. Value Equity Relationship Fund had the following open futures contracts as of December 31, 2003:

                                                            EXPIRATION                          CURRENT        UNREALIZED
                                                               DATE             COST             VALUE            GAIN
                                                          --------------   --------------   --------------   --------------
INDEX FUTURES BUY CONTRACTS:
S&P 500 Index, 7 contracts                                  March 2004     $    1,870,186   $    1,943,550   $       73,364
                                                                                                             ==============

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures contracts at December 31, 2003 was $149,871.

                 See accompanying notes to financial statements

UBS U.S. SMALL CAP EQUITY RELATIONSHIP FUND

Over the 12 months ended December 31, 2003, UBS U.S. Small Cap Equity Relationship Fund returned 37.98%, underperforming the 47.25% return of its benchmark, the Russell 2000 Index (the "Index") over the same period. Since its inception on April 30, 1995, however, the Fund's 14.76% annualized return has significantly outperformed the 10.39% return of the Index over the same period. (Returns over various time periods are shown in the table on page 33; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

During the review period, the Fund was conservatively positioned in relation to market risk. That is, we weren't invested in the riskier, more speculative stocks of the small cap universe that generated the strongest performance over the period. This factor was the primary reason behind the Fund's underperformance of the Index.

Over the Fund's lifetime, a slight value tilt, combined with an emphasis on strong earnings, has resulted in the Fund's significant outperformance of the Index. We believe this result is indicative of the effectiveness of our time-tested investment approach, whereby we seek to outperform the Index over time while controlling risk.

12-MONTH MARKET REVIEW

After three long years, investors were rewarded in 2003 with a sharply rising stock market. Over the 12 months ended December 31, 2003, the broad market (as measured by the Russell 3000 Index) returned 31.06%--a significant departure from the 21.54% drop it posted over the same time period in 2002.

Early in the year, the market as a whole was down, with the majority of sectors reporting losses. Investors, unnerved by accounting scandals, terrorist alerts and the war in Iraq, shunned stocks in favor of the perceived relative safety of bonds. The turning point came in March, when economic indicators turned more positive--in part, the result of aggressive fiscal stimulus (including increased government spending and tax cuts) and the lowest short-term interest rates in 45 years. As the year progressed, data continued to support the consensus that the economy was gaining momentum. Optimistic that a sustainable recovery was finally underway, investors returned to stocks.

Virtually every corner of the equity market saw price improvement during the year, and many of the best performing sectors were those that in the prior three years had been the weakest performers. On a capitalization level, small cap stocks were the asset class of choice as they outperformed large cap stocks. This extends small-cap stocks' winning streak versus large-cap stocks to almost five years. Within the small cap universe, similar to the broader market, investors gravitated toward the smallest, most speculative stocks, including those in the information technology and telecommunications sectors. More conservative sectors, such as consumer staples and financials, reported comparatively modest gains, and it was only at period end that sector leadership broadened to include energy, materials and capital goods.

On a style basis, despite investors' clear preference for more aggressive stocks, there was no strong bias over the period: small cap value stocks slightly underperformed small cap growth stocks, returning 46.06% and 48.54%, as measured by the Russell 2000 Value and Growth Indexes, respectively, over the period.

HIGHER-QUALITY ORIENTATION WAS IN KEEPING WITH OUR FOCUS ON LONG-TERM
PERFORMANCE

We are committed to a research-based investment process that seeks to identify small-cap companies that possess excellent management, strong balance sheets and above-average sales and earnings growth prospects. Adherence to this process helps us maintain a long-term perspective, and minimize the higher risks inherent in small cap investing. Throughout much of 2003, this relative high-quality orientation left us out of sync with respect to the stocks that were driving small cap market performance. As a result, the Fund generated strong absolute returns, but underperformed its benchmark during the reporting period.

During 2003, healthcare was a significant contributor to performance. Healthcare companies performed well as investors looked beyond regulatory issues, focusing instead on product innovations and the growth potential associated with an aging population. We saw strong results from our healthcare holdings in services and medical devices, and medical products, which included companies that produce contact lenses, blood processing machines and custom IV systems. Our research indicated that these companies had attractive growth prospects and possessed reasonable valuations.

Our decision to opportunistically increase the Fund's exposure to energy as the year progressed was another positive contributor to performance. Mid-year, the Fund was underweight in energy relative to the Index; by year-end, we held a modest overweight, having identified and invested in select companies that we believed met our quality standards of low operating cash flow multiples and above-average earnings growth prospects.

As the year drew to a close, we held overweights in several sectors, including media and transportation. We feel these sectors have the potential to benefit from the cyclical recovery to a degree not fully reflected in current valuations. However, the number of price-value opportunities that we identify through bottom-up research drives most of our sector overweights--including commercial services, durables, financials, healthcare and real estate.

LOOKING AHEAD

During 2003, the stocks of some fundamentally weak small cap companies benefited from mean reversion. That is, the economy improved, it appeared that these companies would survive, and their stocks were bid up. Now that small cap valuations generally reflect a recovery, we believe it will become less important to identify survivors, and more important to identify companies that possess sustainable profit growth. We intend to direct our efforts entirely toward finding those companies, quantifying their intrinsic value, and buying the stocks when they are priced below intrinsic value.

TOTAL RETURN

                                                                         1 YEAR       3 YEARS     5 YEARS     ANNUALIZED
                                                                         ENDED         ENDED       ENDED      4/30/95* TO
                                                                        12/31/03      12/31/03    12/31/03     12/31/03
--------------------------------------------------------------------------------------------------------------------------
UBS U.S. SMALL CAP EQUITY RELATIONSHIP FUND                              37.98%        15.54%      11.74%      14.76%
--------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index                                                       47.25          6.27        7.13       10.39
--------------------------------------------------------------------------------------------------------------------------

*    PERFORMANCE INCEPTION DATE OF UBS U.S. SMALL CAP EQUITY RELATIONSHIP FUND.

     ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS U.S. Small Cap Equity Relationship Fund and the Russell 2000 Index, if you had invested $100,000 on April 30, 1995.

Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS U.S. SMALL CAP EQUITY RELATIONSHIP FUND VS. RUSSELL 2000 INDEX+

                                           UBS U.S. SMALL CAP
                                         EQUITY RELATIONSHIP FUND   RUSSELL 2000 INDEX
                                                $ 100,000               $ 100,000
                                                $ 100,802               $ 102,030
                                                $ 105,306               $ 107,958
                                                $ 109,310               $ 114,392
                                                $ 113,508               $ 117,835
                                                $ 113,864               $ 120,475
                                                $ 112,673               $ 114,391
                                                $ 117,557               $ 117,308
 12/31/1995                                     $ 119,936               $ 119,959
                                                $ 118,542               $ 120,835
                                                $ 121,360               $ 124,279
                                                $ 125,800               $ 127,895
                                                $ 134,578               $ 137,283
                                                $ 141,097               $ 146,233
                                                $ 135,051               $ 139,755
                                                $ 126,673               $ 126,283
                                                $ 135,902               $ 132,155
                                                $ 140,758               $ 136,477
                                                $ 142,806               $ 134,334
                                                $ 148,199               $ 138,203
 12/31/1996                                     $ 152,509               $ 142,100
                                                $ 154,820               $ 146,931
                                                $ 153,430               $ 143,038
                                                $ 149,872               $ 135,628
                                                $ 147,152               $ 132,536
                                                $ 161,939               $ 147,685
                                                $ 171,055               $ 156,561
                                                $ 183,111               $ 164,561
                                                $ 191,388               $ 170,222
                                                $ 205,843               $ 184,606
                                                $ 199,239               $ 177,074
                                                $ 198,700               $ 173,745
 12/31/1997                                     $ 200,635               $ 174,527
                                                $ 198,854               $ 173,305
                                                $ 211,131               $ 185,610
                                                $ 219,726               $ 194,686
                                                $ 224,013               $ 197,548
                                                $ 214,001               $ 186,683
                                                $ 211,458               $ 185,226
                                                $ 196,004               $ 172,390
                                                $ 164,747               $ 137,602
                                                $ 170,480               $ 145,968
                                                $ 174,399               $ 150,873
                                                $ 182,545               $ 160,544
 12/31/1998                                     $ 189,356               $ 167,559
                                                $ 194,368               $ 170,341
                                                $ 175,428               $ 156,969
                                                $ 167,446               $ 158,633
                                                $ 181,038               $ 174,020
                                                $ 185,942               $ 176,317
                                                $ 192,865               $ 187,760
                                                $ 194,388               $ 185,263
                                                $ 186,123               $ 179,075
                                                $ 185,192               $ 178,699
                                                $ 180,003               $ 178,396
                                                $ 186,670               $ 191,525
 12/31/1999                                     $ 194,892               $ 212,708
                                                $ 193,974               $ 211,007
                                                $ 204,125               $ 236,770
                                                $ 210,324               $ 231,940
                                                $ 206,710               $ 211,344
                                                $ 197,780               $ 201,009
                                                $ 204,940               $ 218,799
                                                $ 210,175               $ 211,759
                                                $ 220,428               $ 227,917
                                                $ 217,659               $ 221,218
                                                $ 213,730               $ 211,343
                                                $ 202,292               $ 189,648
 12/31/2000                                     $ 213,920               $ 205,936
                                                $ 235,948               $ 216,657
                                                $ 226,842               $ 202,442
                                                $ 218,387               $ 192,539
                                                $ 228,858               $ 207,601
                                                $ 244,670               $ 212,704
                                                $ 247,386               $ 220,049
                                                $ 243,044               $ 208,137
                                                $ 240,350               $ 201,415
                                                $ 211,278               $ 174,303
                                                $ 221,230               $ 184,502
                                                $ 238,394               $ 198,786
 12/31/2001                                     $ 249,640               $ 211,055
                                                $ 256,690               $ 208,860
                                                $ 259,033               $ 203,143
                                                $ 277,162               $ 219,463
                                                $ 287,299               $ 221,462
                                                $ 282,596               $ 211,634
                                                $ 269,197               $ 201,133
                                                $ 236,936               $ 170,762
                                                $ 240,699               $ 170,335
                                                $ 222,130               $ 158,105
                                                $ 228,083               $ 163,180
                                                $ 246,239               $ 177,736
 12/31/2002                                     $ 239,103               $ 167,836
                                                $ 231,666               $ 163,190
                                                $ 224,492               $ 158,260
                                                $ 225,942               $ 160,297
                                                $ 247,984               $ 175,496
                                                $ 267,847               $ 194,329
                                                $ 273,472               $ 197,846
                                                $ 281,846               $ 210,225
                                                $ 291,876               $ 219,863
                                                $ 288,157               $ 215,806
                                                $ 309,058               $ 233,929
                                                $ 320,121               $ 242,229
 12/31/2003                                     $ 329,924               $ 247,145

TOP TEN EQUITY HOLDINGS

AS OF DECEMBER 31, 2003

                                      PERCENTAGE OF
                                       NET ASSETS
---------------------------------------------------
AmerUs Group Co.                         2.0%
Renal Care Group, Inc.                   1.9
Park Electrochemical Corp.               1.8
ALLETE, Inc.                             1.7
Ocular Sciences, Inc.                    1.7
Oceaneering International, Inc.          1.7%
Kilroy Realty Corp.                      1.6
Harris Corp.                             1.6
Esterline Technologies Corp.             1.6
Furniture Brands International, Inc.     1.5
---------------------------------------------------
Total                                   17.1%

+ FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION OF TAXES THAT WOULD BE PAID ON REDEMPTIONS OF FUND SHARES FOR REBALANCING.

UBS U.S. SMALL CAP EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2003

                                          SHARES            VALUE
                                      --------------   --------------
U.S. EQUITIES -- 92.17%
AEROSPACE & DEFENSE -- 0.57%
Triumph Group, Inc. (b)                       45,500   $    1,656,200
                                                       --------------
AIRLINES -- 1.98%
Mesa Air Group, Inc. (b)                     243,100        3,043,612
Pinnacle Airlines Corp. (b)                  192,000        2,666,880
                                                       --------------
                                                            5,710,492
                                                       --------------
APPLIANCES & HOUSEHOLD
  DURABLES -- 1.19%
Sharper Image Corp. (b)                      104,600        3,415,190
                                                       --------------
AUTO PARTS & EQUIPMENT -- 1.44%
McGrath Rentcorp.                            151,900        4,139,275
                                                       --------------
AUTOS/DURABLES -- 1.23%
Federal Signal Corp.                          91,100        1,596,072
Stanley Furniture Co., Inc.                   61,486        1,936,809
                                                       --------------
                                                            3,532,881
                                                       --------------
BANKS -- 8.91%
Colonial BancGroup, Inc. (The)               236,000        4,087,520
Cullen/Frost Bankers, Inc.                    66,400        2,693,848
First Bancorp.                                54,000        2,135,700
FNB Corp.                                    101,820        3,609,519
Greater Bay Bancorp.                          68,000        1,936,640
Hibernia Corp., Class A                      185,800        4,368,158
IndyMac Bancorp, Inc.                        114,000        3,396,060
Trustmark Corp.                              117,500        3,439,225
                                                       --------------
                                                           25,666,670
                                                       --------------
BROADCASTING & PUBLISHING -- 1.49%
Radio One, Inc. (b)                          222,500        4,294,250
                                                       --------------
BUSINESS & PUBLIC SERVICE -- 0.57%
New England Business Services, Inc.           55,800        1,646,100
                                                       --------------
CHEMICALS -- 1.25%
Lubrizol Corp.                                94,900        3,086,148
Sensient Technologies Corp.                   25,700          508,089
                                                       --------------
                                                            3,594,237
                                                       --------------
COMPUTER SOFTWARE -- 1.78%
Harland (John H.) Co.                         85,300        2,328,690
Quantum Corp. (b)                            897,200        2,799,264
                                                       --------------
                                                            5,127,954
                                                       --------------
COMPUTER SYSTEMS -- 0.82%
Black Box Corp.                               22,900        1,055,003
Intercept, Inc. (b)                          115,100        1,299,479
                                                       --------------
                                                            2,354,482
                                                       --------------
CONSTRUCTION -- 0.81%
Apogee Enterprises, Inc.                     125,900        1,428,965
Pulte Homes, Inc.                              9,505          889,858
                                                       --------------
                                                            2,318,823
                                                       --------------
CONSTRUCTION & ENGINEERING -- 0.74%
EMCOR Group, Inc. (b)                         48,500        2,129,150
                                                       --------------
DATA PROCESSING -- 2.71%
American Management Systems, Inc. (b)        236,000   $    3,556,520
Reynolds & Reynolds Co. (The), Class A       145,800        4,235,490
                                                       --------------
                                                            7,792,010
                                                       --------------
ELECTRIC COMPONENTS -- 4.79%
DuPont Photomasks, Inc. (b)                   60,400        1,458,056
Integrated Silicon Solutions, Inc. (b)       186,200        2,917,754
Mentor Graphics Corp. (b)                    167,600        2,436,904
Methode Electronics, Inc., Class A           125,800        1,538,534
Park Electrochemical Corp.                   195,200        5,170,848
Photronics, Inc. (b)                          13,500          268,920
                                                       --------------
                                                           13,791,016
                                                       --------------
ENERGY -- 3.07%
Cimarex Energy Co. (b)                        91,000        2,428,790
Oceaneering International, Inc. (b)          171,400        4,799,200
Stone Energy Corp. (b)                        38,006        1,613,355
                                                       --------------
                                                            8,841,345
                                                       --------------
FINANCIAL SERVICES -- 8.61%
Allied Capital Corp.                         138,160        3,851,901
AmerUs Group Co.                             163,800        5,728,087
City National Corp.                           71,300        4,429,156
EastGroup Properties, Inc.                    56,200        1,819,756
FBL Financial Group, Inc.                     34,683          894,821
Fidelity National Financial, Inc.             67,232        2,607,257
National Financial Partners Corp.             25,000          688,750
Selective Insurance Group, Inc.               76,600        2,478,776
Thornburg Mortgage Asset Corp.                84,200        2,290,240
                                                       --------------
                                                           24,788,744
                                                       --------------
FOOD & HOUSE PRODUCTS -- 1.76%
CBRL Group, Inc.                              78,600        3,007,236
Chattem, Inc. (b)                            115,300        2,063,870
                                                       --------------
                                                            5,071,106
                                                       --------------
FURNISHING & APPLIANCES -- 1.55%
Furniture Brands International,
  Inc. (b)                                   151,800        4,452,294
                                                       --------------
HEALTH: DRUGS -- 0.78%
KV Pharmaceutical Co., Class A (b)            88,350        2,252,925
                                                       --------------
HEALTH: NON-DRUGS -- 8.05%
Apria Healthcare Group (b)                    42,500        1,209,975
Bally Total Fitness Holding Corp. (b)         25,500          178,500
Cooper Cos., Inc.                             31,400        1,479,882
Coventry Health Care, Inc. (b)                38,200        2,463,518
ICU Medical, Inc. (b)                         61,400        2,104,792
Mentor Corp.                                  86,500        2,081,190
Ocular Sciences, Inc. (b)                    170,700        4,900,797
RehabCare Group, Inc. (b)                     77,350        1,644,461
Renal Care Group, Inc. (b)                   134,300        5,533,160
Sunrise Senior Living, Inc. (b)               41,000        1,588,340
                                                       --------------
                                                           23,184,615
                                                       --------------
INDUSTRIAL COMPONENTS -- 0.56%
Newport Corp. (b)                             97,100        1,605,063
                                                       --------------

                                          SHARES            VALUE
                                      --------------   --------------
INVESTMENT COMPANIES -- 7.51%
iShares Russell 2000 Index Fund               67,700   $   10,859,080
iShares Russell 2000 Value Index Fund         97,300       10,780,840
                                                       --------------
                                                           21,639,920
                                                       --------------
LEISURE & TOURISM -- 0.61%
Innkeepers USA Trust                         211,500        1,770,255
                                                       --------------
MACHINERY & ENGINEERING -- 1.30%
Regal-Beloit Corp.                           170,500        3,751,000
                                                       --------------
MEDICAL PRODUCTS -- 0.98%
Haemonetics Corp. (b)                        117,700        2,811,853
                                                       --------------
MISCELLANEOUS MATERIALS -- 1.13%
Equitable Resources, Inc.                     75,800        3,253,336
                                                       --------------
NON-DURABLES -- 3.34%
Department 56, Inc. (b)                      277,500        3,635,250
Michaels Stores, Inc. (b)                     63,900        2,824,380
Snap-On, Inc.                                 98,100        3,162,744
                                                       --------------
                                                            9,622,374
                                                       --------------
REAL ESTATE -- 3.32%
Equity Inns, Inc.                            200,300        1,812,715
Kilroy Realty Corp.                          144,800        4,742,200
Parkway Properties, Inc.                      72,600        3,020,160
                                                       --------------
                                                            9,575,075
                                                       --------------
RECREATION -- 0.34%
Dover Downs Gaming & Entertainment,
  Inc.                                       104,610          989,610
                                                       --------------
RETAIL - GENERAL -- 0.69%
Movado Group, Inc.                            70,200        1,981,746
                                                       --------------
RETAIL/APPAREL -- 4.61%
ALLETE, Inc.                                 162,400        4,969,440
Linens 'N Things, Inc. (b)                   113,600        3,417,088
Party City Corp. (b)                         255,900        3,247,371
School Specialty, Inc. (b)                    48,000        1,632,480
                                                       --------------
                                                           13,266,379
                                                       --------------
SERVICES/MISCELLANEOUS -- 3.78%
BearingPoint, Inc. (b)                       108,700        1,096,783
Computer Task Group, Inc. (b)                497,400        1,934,886
Interep National Radio Sales, Inc.,
  Class A (b)                                 19,900           27,064
Mobile Mini, Inc. (b)                        136,000        2,681,920
Rent-A-Center, Inc. (b)                       74,000        2,211,120
Saga Communications, Inc., Class A (b)       158,362        2,934,448
                                                       --------------
                                                           10,886,221
                                                       --------------
TECHNOLOGY -- 2.97%
Esterline Technologies Corp. (b)             167,900        4,477,893
inTEST Corp. (b)                              78,500          471,000
MSC.Software Corp. (b)                       380,800        3,598,560
                                                       --------------
                                                            8,547,453
                                                       --------------
TELECOMMUNICATIONS EQUIPMENT -- 2.04%
Harris Corp.                                 122,000        4,629,900
Tekelec (b)                                   79,700   $    1,239,335
                                                       --------------
                                                            5,869,235
                                                       --------------
THERAPEUTICS -- 0.36%
Theragenics Corp. (b)                        189,200        1,034,924
                                                       --------------
TRANSPORTATION -- 4.53%
Genesee & Wyoming, Inc. (b)                   79,400        2,501,100
Offshore Logistics, Inc. (b)                 146,400        3,589,728
Superior Industries International, Inc.       67,700        2,946,304
Werner Enterprises, Inc.                      58,000        1,130,420
Yellow Roadway Corp. Com (b)                  79,500        2,875,515
                                                       --------------
                                                           13,043,067
                                                       --------------
  Total U.S. Equities
    (Cost $218,406,953)                                   265,407,270
                                                       --------------
SHORT-TERM INVESTMENTS -- 7.97%
OTHER -- 7.62%
 UBS Supplementary Trust U.S. Cash
  Management Prime Fund,
  yield of 1.23% (Cost $21,960,779)       21,960,779       21,960,779
                                                       --------------
                                           FACE
                                          AMOUNT
                                      --------------
U.S. GOVERNMENT OBLIGATIONS -- 0.35%
 U.S. Treasury Bill, 0.82%,
  due 02/05/04 (Cost$ 999,028)(c)     $    1,000,000          999,143
                                                       --------------
Total Short-Term Investments
 (Cost $22,959,807)                                        22,959,922
                                                       --------------
Total Investments -- 100.14%
 (Cost $241,366,760)(a)                                   288,367,192
Liabilities, in excess of cash and
 other assets, -- (0.14)%                                    (395,808)
                                                       --------------
Net Assets -- 100.00%                                  $  287,971,384
                                                       ==============

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $241,366,760; and net unrealized appreciation consisted of:

                 Gross unrealized appreciation                                  $    48,108,250
                 Gross unrealized depreciation                                       (1,107,818)
                                                                                ---------------
                   Net unrealized appreciation                                  $    47,000,432
                                                                                ===============

(b)        Non-income producing security.
(c)        This security was pledged to cover margin requirements for futures contracts.
%          Represents a percentage of net assets.

FUTURES CONTRACTS

UBS U.S. Small Cap Equity Relationship Fund had the following open futures contracts as of December 31, 2003:

                                                       EXPIRATION                          CURRENT      UNREALIZED
                                                          DATE             COST             VALUE          GAIN
                                                       -----------      ------------     -----------    ----------
INDEX FUTURES BUY CONTRACTS:
S&P 500 Index, 66 contracts                            March 2004       $ 17,626,000     $ 18,324,90    $  698,900
                                                                                                        ==========

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures contracts at December 31, 2003 was $999,143.

                 See accompanying notes to financial statements

UBS INTERNATIONAL EQUITY RELATIONSHIP FUND

For the year ended December 31, 2003, UBS International Equity Relationship Fund returned 33.72%, underperforming the 39.49% return of its benchmark, the MSCI World Ex USA (Free) Index (the "Index"). Over the longer term, since its inception on June 26, 1998, the Fund has returned 3.22% on an annualized basis, outperforming the 0.88% average annual return for the Index.* (Returns for all share classes over various time periods are shown on page 39. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

While the Fund did well on an absolute basis, it under-performed the Index because of underweights to technology hardware, Japanese bank stocks and some other areas of the market that were driven primarily by a speculative wave.

12-MONTH MARKET REVIEW

The US stock market did well in 2003, but many foreign markets did much better. In fact, due in part to a large drop in the US currency, all but two of the 21 countries in the MSCI Index outperformed the US on a dollar basis. This strong showing in foreign markets far exceeded expectations for the year.

At the beginning of 2003, investors were distracted by the war in Iraq and fears over additional terrorist attacks. Shunning stocks and their inherent risks, investors stayed with the relative safety of fixed income securities. However, a steady stream of improving economic statistics, combined with the quick resolution of major combat in Iraq, succeeded in restoring investor confidence. As a result, formerly risk-averse investors returned to stocks.

Almost every foreign country offered opportunities for growth, but emerging markets were clearly the stars. Highly cyclical, they attracted investors eager to capitalize on the rapidly expanding global economy. Europe turned in strong performance as well, with Germany leading the way. Finally, in the wake of SARS, unexpected success came from the Asian markets, especially Japan. Reversing a decade-long decline, the Japanese stock market posted a positive return over the period.

Across all of these markets there was a preference for lower-quality, more speculative stocks. In fact, technology and Internet-related stocks, which had lost nearly all of their value in the bear market of the past few years, rebounded sharply. The strong global economic recovery also boosted cyclical industries, including auto, paper and mining.

FOCUS ON INTRINSIC VALUE MAINTAINED PORTFOLIO INTEGRITY

Our disciplined investment approach relies on in-depth research and analysis to identify stocks selling for less than their fair, or intrinsic, value. Employing an extensive global network of analysts and investment specialists, we thoroughly review the underlying fundamentals of a country, industry or sector, looking for price-to-intrinsic value discrepancies.

Historically, low-cost, low-quality stocks tend to outperform during the early stages of an economic recovery. Investors are drawn to their depressed prices and their potential to produce immediate profits in a recovery period. Our analysis determined, however, that many of these higher-risk securities, such as those in the technology hardware and semiconductors areas, did not have long-term investment merit and were not appropriate for our portfolio. Instead, our investment process guided us toward fundamentally sound companies in areas such as healthcare, banking and utilities.

Within healthcare, which we overweighted throughout the year, we identified opportunities in select pharmaceutical companies that we believed offered attractive valuations and the potential to deliver long-term sustainable growth. In contrast, based on our research, we opted to avoid most securities in the insurance and diversified financial services sectors. We did, however, establish a meaningful overweight in banks in the third quarter of 2003. Individual holdings in this area included Royal Bank of Scotland, Westpac Bank and Barclays. The exception was Japanese banks, where an underweight to lower-quality names, which did well, hurt performance.

Within consumer staples, we found opportunities in European food, beverage and tobacco stocks. These stocks generally lagged the market due to their defensive nature, but were producing steady cash flows and remained attractively valued.

Alternately, we underweighted some sectors whose valuations reflected the fact that they had a run of strong performance, including technology hardware. As we have already noted, technology hardware was a beneficiary of the speculative trend that dominated the market over the period. As a result, our underweight to the sector ultimately proved to be a primary factor behind the Fund's relative underperformance over the period.

Geographically, the Fund's weightings reflected our sector and regional views. Overweights to continental Europe and the UK were a result of both stock-specific views and the attractive valuations of those markets. We underweighted Germany, because many of the companies in this space are significantly leveraged (both financially and economically), and because we felt its deep cyclical structure was not attractively valued.

* THE SINCE INCEPTION RETURN FOR THE INDEX IS CALCULATED AS OF JUNE 30, 1998.

However, the outperformance of Germany detracted from Fund performance. Finally, we reduced our underweight to Japan modestly when we found some buying opportunities in the export sector.

Currency management had a significant impact on our performance during the first part of the year, but it provided little contribution in the second half. Our study of changing currency values concluded that most currencies were trading at close to fair value by July 2003. In our opinion, the opportunities to add value were very small from that point on, which led us to reduce the magnitude of our active positions.

LOOKING AHEAD

We are optimistic about the opportunities in the international stock markets in 2004, although we are not expecting gains in line with what we saw in 2003. In our opinion, the technology sectors are fully valued, even based on optimistic assumptions.

TOTAL RETURN

                                                           1 YEAR           3 YEARS          5 YEARS        ANNUALIZED
                                                           ENDED             ENDED            ENDED         6/26/98* TO
                                                          12/31/03          12/31/03        12/31/03         12/31/03
-----------------------------------------------------------------------------------------------------------------------
UBS INTERNATIONAL EQUITY RELATIONSHIP FUND                 33.72%            0.65%            2.91%            3.22%
-----------------------------------------------------------------------------------------------------------------------
MSCI World Ex USA (Free) Index                             39.49            -2.61             0.42             0.88
-----------------------------------------------------------------------------------------------------------------------

* PERFORMANCE INCEPTION DATE OF UBS INTERNATIONAL EQUITY RELATIONSHIP FUND. FOR ILLUSTRATION PURPOSES, THE SINCE INCEPTION RETURN FOR THE INDEX IS CALCULATED AS OF 6/30/98, WHICH IS THE CLOSEST MONTH END TO THE INCEPTION DATE OF THE FUND.

   ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

   TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS International Equity Relationship Fund and the MSCI World Ex USA (Free) Index, if you had invested $100,000 on June 26, 1998.

Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS INTERNATIONAL EQUITY RELATIONSHIP FUND VS. MSCI WORLD EX USA (FREE) INDEX+

                                        UBS INTERNATIONAL                 MSCI WORLD EX USA
                                    EQUITY RELATIONSHIP FUND               (FREE) INDEX
                                            $ 100,000                        $ 100,000
                                            $ 102,447                        $ 100,660
                                            $  89,742                        $  87,808
                                            $  87,519                        $  85,299
                                            $  94,752                        $  94,198
                                            $  99,532                        $  98,985
12/31/1998                                  $ 103,223                        $ 102,717
                                            $ 103,185                        $ 102,702
                                            $  99,869                        $ 100,118
                                            $ 103,172                        $ 104,257
                                            $ 107,932                        $ 108,760
                                            $ 102,553                        $ 103,195
                                            $ 106,645                        $ 107,178
                                            $ 109,917                        $ 110,278
                                            $ 109,589                        $ 110,574
                                            $ 108,830                        $ 111,809
                                            $ 111,667                        $ 116,131
                                            $ 114,634                        $ 120,177
12/31/1999                                  $ 125,008                        $ 131,240
                                            $ 116,063                        $ 123,268
                                            $ 116,538                        $ 126,728
                                            $ 120,269                        $ 131,933
                                            $ 115,843                        $ 125,072
                                            $ 114,781                        $ 122,042
                                            $ 121,629                        $ 127,310
                                            $ 117,251                        $ 122,442
                                            $ 117,997                        $ 124,040
                                            $ 113,550                        $ 117,613
                                            $ 110,938                        $ 114,407
                                            $ 110,789                        $ 109,788
12/31/2000                                  $ 116,827                        $ 113,564
                                            $ 115,750                        $ 113,776
                                            $ 108,935                        $ 104,769
                                            $ 102,863                        $  97,662
                                            $ 109,399                        $ 104,486
                                            $ 106,335                        $ 101,080
                                            $ 104,444                        $  96,957
                                            $ 103,067                        $  95,257
                                            $ 102,900                        $  92,711
                                            $  94,746                        $  83,347
                                            $  97,091                        $  85,383
                                            $  99,437                        $  88,737
12/31/2001                                  $ 100,597                        $  89,302
                                            $  96,710                        $  84,759
                                            $  97,980                        $  85,264
                                            $ 103,012                        $  89,799
                                            $ 104,535                        $  90,350
                                            $ 106,720                        $  91,559
                                            $ 103,200                        $  87,844
                                            $  92,504                        $  79,103
                                            $  92,599                        $  78,969
                                            $  81,866                        $  70,598
                                            $  87,441                        $  74,304
                                            $  91,716                        $  77,722
12/31/2002                                  $  89,083                        $  75,210
                                            $  84,617                        $  72,346
                                            $  82,988                        $  70,911
                                            $  82,028                        $  69,551
                                            $  89,753                        $  76,253
                                            $  95,090                        $  81,005
                                            $  96,520                        $  82,988
                                            $  97,908                        $  84,892
                                            $  99,779                        $  87,062
                                            $ 102,334                        $  89,672
                                            $ 107,671                        $  95,285
                                            $ 110,867                        $  97,438
12/31/2003                                  $ 119,125                        $ 104,910

+ FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION OF TAXES THAT WOULD BE PAID ON REDEMPTIONS OF FUND SHARES FOR REBALANCING.

INDUSTRY DIVERSIFICATION

AS A PERCENTAGE OF NET ASSETS
AS OF DECEMBER 31, 2003

INTERNATIONAL EQUITIES
   Aerospace & Defense                              0.65%
   Appliances & Household Durables                  0.49
   Autos/Durables                                   3.55
   Banks                                           18.23
   Beverages & Tobacco                              2.29
   Broadcasting & Publishing                        4.43
   Building Materials                               1.40
   Chemicals                                        4.15
   Computer Software                                0.65
   Construction                                     1.78
   Data Processing                                  0.58
   Electric Components                              2.90
   Electronics                                      0.39
   Energy                                           5.34
   Financial Services                               4.11
   Food & House Products                            6.13
   Forest Products                                  0.74
   Health: Drugs                                    8.17
   Health: Non-Drugs                                1.51
   Housing/Paper                                    1.06
   Industrial Components                            0.32
   Insurance                                        1.97
   Machinery & Engineering                          0.63
   Merchandising                                    1.50
   Metals-Non Ferrous                               2.15
   Multi-Industry                                   0.59
   Oil                                              2.03
   Paper & Forest Products                          0.15
   Publishing & Printing                            0.31
   Real Estate                                      1.22
   Recreation                                       2.06
   Retail/Apparel                                   0.87
   Services/Miscellaneous                           1.53
   Telecommunications                               9.43
   Transportation                                   2.30
   Utilities                                        2.28
   Wholesale & International Trade                  0.65
                                                  ------
    Total International Equities                   98.54

SHORT-TERM INVESTMENTS                              0.10
                                                  ------
TOTAL INVESTMENTS                                  98.64
CASH AND OTHER ASSETS,
LESS LIABILITIES                                    1.36
                                                  ------
NET ASSETS                                        100.00%
                                                  ======

TOP TEN EQUITY HOLDINGS

AS OF DECEMBER 31, 2003

                                      PERCENTAGE OF
                                       NET ASSETS
---------------------------------------------------
Vodafone Group PLC                         3.0%
Total S.A.                                 2.8
BP PLC                                     2.8
Nestle S.A.                                2.8
GlaxoSmithKline PLC                        2.4
Royal Bank of Scotland Group PLC           2.1
Honda Motor Co., Ltd.                      2.1
Shell Transport & Trading Co. PLC          2.0
Diageo PLC                                 1.9
Bank of Ireland                            1.8
---------------------------------------------------
Total                                     23.7%

UBS INTERNATIONAL EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2003

                                          SHARES            VALUE
                                      --------------   --------------
INTERNATIONAL EQUITIES -- 98.54%
AUSTRALIA -- 4.11%
Australia & New Zealand Banking
  Group Ltd.                                  47,398   $      631,388
Australian Gas Light Co., Ltd.                35,699          302,058
News Corp., Ltd., Preferred.                  50,232          378,472
QBE Insurance Group Ltd.                      86,713          692,538
Rio Tinto Ltd.                                 8,765          245,668
Westpac Banking Corp.                        117,148        1,411,358
Woolworths Ltd.                               32,155          285,880
                                                       --------------
                                                            3,947,362
                                                       --------------
BELGIUM -- 1.13%
Fortis                                        53,891        1,083,530
                                                       --------------
CANADA -- 4.14%
Alcan, Inc.                                   20,760          973,057
Bank of Nova Scotia                           13,600          692,498
BCE, Inc.                                     24,200          541,211
Canadian National Railway Co.                  9,200          583,788
Magna International, Inc., Class A             3,800          305,941
Toronto Dominion Bank                         26,300          881,042
                                                       --------------
                                                            3,977,537
                                                       --------------
FINLAND -- 2.35%
Nokia Oyj                                     89,064        1,540,196
UPM-Kymmene Oyj                               37,374          712,784
                                                       --------------
                                                            2,252,980
                                                       --------------
FRANCE -- 9.55%
Aventis S.A.                                  25,452        1,682,246
BNP Paribas                                   22,640        1,425,566
Cap Gemini S.A. (b)                           14,023          622,793
Compagnie de Saint-Gobain.                     8,776          429,612
France Telecom S.A. (b).                      32,038          915,718
Sanofi-Synthelabo S.A.                         4,141          311,829
Suez S.A.                                     28,060          563,819
Total S.A.                                    14,417        2,680,456
Unibail                                        5,698          534,367
                                                       --------------
                                                            9,166,406
                                                       --------------
GERMANY -- 0.64%
Allianz AG                                     2,612          329,729
Bayer AG                                       9,652          282,693
                                                       --------------
                                                              612,422
                                                       --------------
HONG KONG -- 0.50%
Cheung Kong Holdings Ltd.                     60,000          477,227
                                                       --------------
IRELAND -- 2.87%
Bank of Ireland                              129,344        1,762,002
CRH PLC                                       48,288          991,585
                                                       --------------
                                                            2,753,587
                                                       --------------
ITALY -- 3.51%
Assicurazioni Generali Spa                    18,955          502,088
ENI Spa.                                      80,582        1,520,568
UniCredito Italiano Spa.                     248,729        1,342,785
                                                       --------------
                                                            3,365,441
                                                       --------------
JAPAN -- 17.39%
AIFUL Corp.                                    7,050          515,741
Canon, Inc.                                   12,000   $      558,738
Fuji Photo Film Co., Ltd.                     23,000          742,559
Funai Electric Co. Ltd.                        1,800          247,065
Honda Motor Co., Ltd.                         44,700        1,985,369
Hoya Corp.                                     4,400          403,994
Kao Corp.                                     40,000          813,661
Keyence Corp.                                    800          168,629
Mitsubishi Corp.                              59,000          625,399
Mitsubishi Tokyo Financial Group, Inc.            55          429,038
Mitsui Fudosan Co., Ltd.                      18,000          162,583
Murata Manufacturing Co., Ltd.                 5,400          291,742
Nintendo Co., Ltd.                            13,200        1,231,688
Nippon Telegraph & Telephone Corp.               113          545,125
Nippon Unipac Holding                             28          144,481
NTT DoCoMo, Inc.                                 287          650,751
Rohm Co., Ltd.                                 5,900          691,462
Sekisui House Ltd.                            51,000          526,799
Sompo Japan Insurance, Inc.                  114,000          937,147
Sumitomo Chemical Co., Ltd.                   55,000          226,836
Sumitomo Mitsui Financial Group, Inc.            154          820,509
Takeda Chemical Industries Ltd.               31,800        1,261,080
Takefuji Corp.                                 3,660          171,098
Toppan Printing Co., Ltd.                     29,000          301,717
Toyota Industries Corp.                       22,400          475,506
Toyota Motor Corp.                            42,000        1,418,681
West Japan Railway Co.                            86          337,837
                                                       --------------
                                                           16,685,235
                                                       --------------
NETHERLANDS -- 7.18%
ABN AMRO Holding NV                           46,628        1,091,006
Koninklijke (Royal) Philips
  Electronics NV                              32,788          957,419
Reed Elsevier NV                             113,455        1,409,601
TPG NV                                        54,725        1,281,841
VNU NV                                        44,043        1,391,621
Wolters Kluwer NV                             48,677          761,346
                                                       --------------
                                                            6,892,834
                                                       --------------
PORTUGAL -- 0.82%
Electricidade de Portugal S.A.                72,129          190,148
Portugal Telecom, SGPS, S.A.                  59,241          596,296
                                                       --------------
                                                              786,444
                                                       --------------
SPAIN -- 2.70%
Banco Bilbao Vizcaya Argentaria S.A.          89,355        1,234,154
Banco Santander Central Hispano S.A.          53,473          633,340
Telefonica S.A.                               49,219          722,640
                                                       --------------
                                                            2,590,134
                                                       --------------
SWEDEN -- 4.37%
Electrolux AB, B Shares                       21,300          467,722
Hennes & Mauritz AB, B Shares                 22,980          546,132
Nordea AB                                    127,000          953,122
Svenska Cellulosa AB                          24,970        1,020,274
Svenska Handelsbanken AB                      22,910          468,052
Swedish Match AB                              71,810          733,539
                                                       --------------
                                                            4,188,841
                                                       --------------
SWITZERLAND -- 7.23%
Adecco S.A.                                   11,440          735,379
Givaudan S.A.                                    768          398,671

                                          SHARES            VALUE
                                      --------------   --------------
Holcim Ltd.                                   10,871   $      506,302
Nestle S.A.                                   10,728        2,680,373
Novartis AG                                   13,679          621,044
Roche Holding AG                              16,169        1,630,954
Swiss Reinsurance Co.                          5,404          364,855
                                                       --------------
                                                            6,937,578
                                                       --------------
UNITED KINGDOM -- 30.05%
AstraZeneca PLC                               21,725        1,042,284
Balfour Beatty PLC                            47,832          187,095
Barclays PLC                                 188,382        1,680,266
BOC Group PLC                                 25,933          396,230
BP PLC.                                      330,534        2,680,437
BT Group PLC                                 198,049          667,420
Carlton Communications PLC                    76,178          313,652
Centrica PLC                                 165,007          623,270
Compass Group PLC                             79,041          537,684
Diageo PLC                                   140,454        1,848,046
Electrocomponents PLC                         73,874          429,800
Gallaher Group PLC                           136,442        1,465,516
GlaxoSmithKline PLC                          101,706        2,330,493
HSBC Holdings PLC                             51,038          802,194
Invensys PLC (b)                             409,253          133,704
Kesa Electricals PLC                          82,182          378,463
Kingfisher PLC                               167,118          833,182
National Grid Transco PLC                    143,088   $    1,025,241
Rentokil Initial PLC                         216,533          736,494
Rio Tinto PLC                                 30,433          840,624
Rolls-Royce Group PLC                        196,172          622,464
Royal Bank of Scotland Group PLC              68,953        2,031,769
Scottish & Southern Energy PLC                80,321          967,688
Shell Transport & Trading Co. PLC            261,457        1,944,745
Tesco PLC                                    312,694        1,442,811
Vodafone Group PLC                         1,158,785        2,873,055
                                                       --------------
                                                           28,834,627
                                                       --------------
  Total International Equities
   (Cost $78,051,162)                                      94,552,185
                                                       --------------
SHORT-TERM INVESTMENTS -- 0.10%
  UBS Supplementary Trust U.S. Cash
  Management Prime Fund, yield of 1.23%
  (Cost $93,540)                              93,540           93,540
                                                       --------------
Total Investments -- 98.64%
  (Cost $78,144,702) (a)                                   94,645,725
Cash and other assets, less
  liabilities -- 1.36%                                      1,301,699
                                                       --------------
Net Assets -- 100.00%                                  $   95,947,424
                                                       ==============

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $78,144,702; and net unrealized appreciation consisted of:

             Gross unrealized appreciation                                      $ 17,297,757
             Gross unrealized depreciation                                          (796,734)
                                                                                ------------
               Net unrealized appreciation                                      $ 16,501,023
                                                                                ============

(b)        Non-income producing security.
 %         Represents a percentage of net assets.

FORWARD FOREIGN CURRENCY CONTRACTS

UBS International Equity Relationship Fund had the following open forward foreign currency contracts as of December 31, 2003:

                                                 SETTLEMENT        LOCAL           CURRENT       UNREALIZED
                                                    DATE          CURRENCY          VALUE        GAIN/(LOSS)
                                                -------------   -------------   -------------   -------------
FORWARD FOREIGN CURRENCY BUY CONTRACTS:
Australian Dollar (AUD)                           06/03/04            900,000   $     665,988   $      33,288
Canadian Dollar (CAD)                             06/03/04          2,200,000       1,692,026          27,943
Danish Krone (DKK)                                06/03/04          4,100,000         691,583          43,772
Euro (EUR)                                        06/03/04          1,750,000       2,198,550         126,721
Hong Kong Dollar (HKD)                            06/03/04          7,500,000         969,948             981
Japanese Yen (JPY)                                01/06/04         15,300,000         142,768            (329)
Japanese Yen (JPY)                                06/03/04        376,600,000       3,531,184          75,504
Singapore Dollar (SGD)                            06/03/04          1,200,000         707,686           8,263

FORWARD FOREIGN CURRENCY SALE CONTRACTS:
British Pound (GBP)                               06/03/04          4,750,000       8,401,680        (458,397)
Japanese Yen (JPY)                                06/03/04         49,300,000         462,261          (4,167)
Swedish Krona (SEK)                               06/03/04         14,800,000       2,043,109        (102,981)
                                                                                                -------------
    Total net unrealized loss on Forward
       Foreign Currency Contracts                                                               $    (249,402)
                                                                                                =============

                 See accompanying notes to financial statements

UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND

Over the 12 months ended December 31, 2003, UBS Emerging Markets Equity Relationship Fund returned 55.40%, versus the 56.28% return of its benchmark, the MSCI Emerging Markets (Free) Index (the "Index"). Since inception on June 30, 1995, through December 31, 2003, the Fund returned 2.52% on an annualized basis, versus an annualized return of 1.51% for the Index. (Returns over various time periods are shown in the table on page 44; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The Fund's average cash weight of 2.3%--dictated by normal, frictional requirements in the relatively illiquid emerging markets--was the single most significant detractor from investment performance over the year. The Fund's outperformance of the Index since its inception is, we believe, indicative of the merits of our long-term investment approach, whereby we seek to outperform the Index while controlling risk.

12-MONTH MARKET REVIEW

Over the course of the reporting period, emerging equities markets generated strong returns that far exceeded expectations. As the period began, investors were distracted by the war in Iraq and fears over additional terrorist attacks. Shunning stocks and their inherent risks, investors clung to the relative safety of fixed income securities. However, a steady stream of improving economic statistics, combined with the quick resolution of major combat in Iraq, succeeded in restoring investor confidence. As a result, investors returned to stocks.

Almost every foreign country offered opportunities for growth, but emerging markets were clearly the stars: Highly cyclical, they attracted investors eager to capitalize on the rapidly expanding global economy. The market's appetite for riskier assets lent a certain resiliency, as well. Despite well-publicized episodes of political and country risk in Russia and Turkey, extensive domestic problems in Argentina, and the appearance of SARS in Asia, these markets saw strong gains. Under more risk-averse circumstances, any one of these issues might have triggered underperformance. Instead, emerging markets in 2003 generated their strongest performance (in US dollars) since 1999 (as measured by the Index).

INTRINSIC VALUE ANALYSIS IDENTIFIED EMERGING MARKETS OPPORTUNITIES

Our disciplined investment approach focuses on price to intrinsic value. Through fundamental research, we seek to identify emerging markets securities that are selling for less than their true, or intrinsic, value. Early in the year, emerging markets equities were largely undervalued, but, in our opinion, offered limited short-term upside potential. As a result, we focused our research efforts on uncovering stock-specific opportunities that we believed would limit the Fund's exposure to downside risk.

To this end, stock selection generated the strongest results over the period. We saw positive returns in almost every sector (the exception being healthcare), led by industrials, utilities and consumer discretionary. Energy and materials stocks in Brazil and Russia were, notably, among the biggest contributors to performance, whereas the same two sectors in Brazil, South Africa, China and Thailand featured the primary stock-level detractors to performance.

With regard to sector allocation, which was, overall, a negative contributor (net of cash holdings) to performance over the year, we favored more cyclically sensitive sectors, over-weighting financials and energy, as well as telecommunications. In keeping with this strategy, we, conversely, underweighted more defensive areas, such as utilities and industrials, which hurt performance.

On a country level, allocation (net of cash holdings) results had little effect. Overweights in Brazil, India and Russia, along with underweights in Malaysia, Taiwan and Poland, were the primary positive contributors to performance. Alternately, overweights in Korea and Mexico, along with underweights in China, Venezuela and Israel, were negative contributors.

LOOKING AHEAD

Given the volatile nature of emerging markets equities, we believe it is likely that valuations could become overstretched in the coming months, with investors working feverishly to justify higher prices. Under these conditions, we believe it will become increasingly important for us to adhere to our investment process, whereby we remain committed to maintaining our long-term perspective and identifying emerging markets securities that we believe are selling for less than their true, or intrinsic, value.

TOTAL RETURN

                                                                1 YEAR          3 YEARS     5 YEARS    ANNUALIZED
                                                                ENDED            ENDED       ENDED    6/30/95* TO
                                                               12/31/03        12/31/03    12/31/03    12/31/03
------------------------------------------------------------------------------------------------------------------
UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND**                 55.40%          14.25%      12.04%      2.52%
------------------------------------------------------------------------------------------------------------------
UBS Emerging Markets Equity Relationship Fund***                53.07           13.67       11.70       2.34
------------------------------------------------------------------------------------------------------------------
MSCI Emerging Markets (Free) Index                              56.28           12.77       10.62       1.51
------------------------------------------------------------------------------------------------------------------

*   PERFORMANCE INCEPTION DATE OF UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND.

** TOTAL RETURN BASED ON NAV - DOES NOT INCLUDE THE PAYMENT OF A 1.50% TRANSACTION CHARGE ON FUND SHARE PURCHASES AND REDEMPTIONS IN EACH PERIOD PRESENTED WHERE APPLICABLE.

*** STANDARDIZED TOTAL RETURN - INCLUDES THE PAYMENT OF A 1.50% TRANSACTION
    CHARGE ON FUND SHARE PURCHASES AND REDEMPTIONS IN EACH PERIOD PRESENTED WHERE APPLICABLE.

    ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS Emerging Markets Equity Relationship Fund (excluding transaction charges) and the MSCI Emerging Markets (Free) Index, if you had invested $100,000 on June 30, 1995. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND VS. MSCI EMERGING MARKETS (FREE) INDEX+

                                             UBS EMERGING MARKETS                   MSCI EMERGING
                                            EQUITY RELATIONSHIP FUND             MARKETS (FREE) INDEX
                                                  $ 100,000                            $ 100,000
                                                  $  97,977                            $ 102,245
                                                  $  93,517                            $  99,836
                                                  $  93,615                            $  99,363
                                                  $  90,913                            $  95,559
                                                  $  88,709                            $  93,855
12/31/1995                                        $  91,766                            $  98,018
                                                  $  98,028                            $ 104,985
                                                  $  98,213                            $ 103,315
                                                  $  98,505                            $ 104,120
                                                  $ 103,176                            $ 108,283
                                                  $ 102,135                            $ 107,800
                                                  $ 104,115                            $ 108,473
                                                  $  97,377                            $ 101,059
                                                  $  99,312                            $ 103,646
                                                  $ 100,193                            $ 104,544
                                                  $  97,118                            $ 101,756
                                                  $  99,276                            $ 103,461
12/31/1996                                        $ 100,334                            $ 103,929
                                                  $ 109,793                            $ 111,018
                                                  $ 113,172                            $ 115,772
                                                  $ 111,466                            $ 112,731
                                                  $ 111,942                            $ 112,930
                                                  $ 116,715                            $ 116,162
                                                  $ 120,807                            $ 122,379
                                                  $ 122,407                            $ 124,206
                                                  $ 109,731                            $ 108,401
                                                  $ 113,911                            $ 111,404
                                                  $  97,571                            $  93,124
                                                  $  91,421                            $  89,727
12/31/1997                                        $  90,260                            $  91,889
                                                  $  87,119                            $  84,682
                                                  $  94,473                            $  93,521
                                                  $  98,395                            $  97,579
                                                  $  98,822                            $  96,516
                                                  $  87,204                            $  83,289
                                                  $  79,632                            $  74,553
                                                  $  83,080                            $  76,917
                                                  $  58,412                            $  54,677
                                                  $  59,420                            $  58,145
                                                  $  65,291                            $  64,268
                                                  $  68,971                            $  69,613
12/31/1998                                        $  68,954                            $  68,604
                                                  $  67,907                            $  67,497
                                                  $  68,863                            $  68,154
                                                  $  76,274                            $  77,136
                                                  $  85,961                            $  86,679
                                                  $  84,735                            $  86,175
                                                  $  92,491                            $  95,955
                                                  $  90,370                            $  93,349
                                                  $  89,635                            $  94,198
                                                  $  85,932                            $  91,010
                                                  $  88,910                            $  92,948
                                                  $  97,182                            $ 101,282
12/31/1999                                        $ 114,298                            $ 114,163
                                                  $ 115,273                            $ 114,844
                                                  $ 118,118                            $ 116,360
                                                  $ 117,789                            $ 116,928
                                                  $ 106,353                            $ 105,844
                                                  $ 101,271                            $ 101,468
                                                  $ 105,877                            $ 105,043
                                                  $ 100,630                            $  99,640
                                                  $ 102,812                            $ 100,130
                                                  $  93,234                            $  91,387
                                                  $  85,985                            $  84,761
                                                  $  78,510                            $  77,350
12/31/2000                                        $  81,626                            $  79,218
                                                  $  93,652                            $  90,126
                                                  $  85,216                            $  83,069
                                                  $  76,172                            $  74,910
                                                  $  80,176                            $  78,612
                                                  $  81,548                            $  79,550
                                                  $  79,888                            $  77,917
                                                  $  74,361                            $  72,993
                                                  $  73,032                            $  72,273
                                                  $  62,475                            $  61,087
                                                  $  67,131                            $  64,878
                                                  $  75,244                            $  71,651
12/31/2001                                        $  81,405                            $  77,339
                                                  $  84,076                            $  79,960
                                                  $  86,062                            $  81,273
                                                  $  91,023                            $  86,162
                                                  $  92,533                            $  86,721
                                                  $  91,439                            $  85,339
                                                  $  84,594                            $  78,937
                                                  $  77,934                            $  72,930
                                                  $  79,076                            $  74,053
                                                  $  70,469                            $  66,063
                                                  $  75,705                            $  70,350
                                                  $  81,506                            $  75,190
12/31/2002                                        $  78,323                            $  72,694
                                                  $  78,155                            $  72,377
                                                  $  75,873                            $  70,424
                                                  $  73,808                            $  68,427
                                                  $  80,730                            $  74,522
                                                  $  86,531                            $  79,871
                                                  $  92,004                            $  84,423
                                                  $  96,676                            $  89,710
                                                  $ 103,389                            $  95,731
                                                  $ 104,961                            $  96,433
                                                  $ 113,253                            $ 104,639
                                                  $ 114,249                            $ 105,925
12/31/2003                                        $ 121,712                            $ 113,604

+ FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION OF TAXES THAT WOULD BE PAID ON REDEMPTIONS OF FUND SHARES FOR REBALANCING.

TOP TEN EQUITY HOLDINGS

AS OF DECEMBER 31, 2003

                                              PERCENTAGE OF
                                               NET ASSETS
-----------------------------------------------------------
Samsung Electronics Co., Ltd.                       7.6%
Anglo American PLC                                  3.0
Kookmin Bank                                        2.4
Petroleo Brasileiro S.A., Preferred                 2.3
Taiwan Semiconductor Manufacturing Co.              2.2
Chinatrust Financial Holding Co.                    2.1
China Mobile Ltd.                                   2.0
Hyundai Motor Co., Ltd., Preferred                  1.8
Tele Norte Leste Participacoes S.A., ADR            1.8
Posco                                               1.7
-----------------------------------------------------------
Total                                              26.9%

INDUSTRY DIVERSIFICATION
AS A PERCENTAGE OF NET ASSETS AS OF DECEMBER 31, 2003

INTERNATIONAL EQUITIES
   Autos/Durables                                   3.19%
   Banks                                            4.71
   Beverages                                        2.26
   Chemicals                                        2.78
   Communications Equipment                         0.53
   Computer Software                                1.24
   Computers                                        1.04
   Construction                                     1.98
   Electric Utilities                               1.82
   Electronic Components - Misc                     8.17
   Electronic Equipment & Instruments               0.62
   Electronics.                                     0.90
   Energy                                           0.40
   Financial Services.                              6.30
   Food & Household Products                        1.44
   Health: Drugs                                    1.61
   Holding Company Diversified                      2.69
   Insurance                                        2.35
   International Banking                            7.40
   Internet Services                                0.39
   Investment Companies                             1.58
   Metals- Mining                                   7.32
   Metals- Steel                                    3.38
   Metals Non-Ferrous                               0.57
   Oil & Gas                                       10.76
   Paper & Forest Products.                         0.52
   Real Estate                                      0.85
   Retail                                           1.32
   Real - Major Department Stores                   0.70
   Retail/Apparel                                   0.89
   Semiconductors                                   3.12
   Software & Services.                             0.86
   Telecommunications                               1.81
   Telecommunications-Services                      1.30
   Telephone Services                               4.95
   Tobacco                                          0.64
   Transportation                                   0.77
   Utilities                                        0.38
   Wireless Telecommunication Services              5.97
                                                 -------
     Total International Equities                  99.51

SHORT-TERM INVESTMENTS                              0.66
                                                 -------
TOTAL INVESTMENTS                                 100.17

LIABILITIES, IN EXCESS OF CASH
AND OTHER ASSETS,                                  (0.17)
                                                 -------
NET ASSETS                                        100.00%
                                                 =======

UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2003

                                                 SHARES            VALUE
                                             --------------   --------------
INTERNATIONAL EQUITIES -- 99.51%
ARGENTINA -- 0.36%
Impsat Fiber Networks, Inc. (b)(c)(d)                 9,400   $            0
Tenaris S.A. (b)                                     40,500        1,349,460
                                                              --------------
                                                                   1,349,460
                                                              --------------
BRAZIL -- 10.64%
Banco Itau Holding Financeira S.A.               25,886,300        2,575,171
Cia de Bebidas das Americas, Preferred,
  ADR                                               178,300        4,548,433
Cia de Bebidas das Americas, Preferred.           6,598,000        1,690,094
Cia de Saneamento Basico do Estado S.A.          24,776,731        1,401,581
Cia Energetica de Minas Gerais,
  Preferred.                                     55,396,802        1,012,888
Cia Energetica do Ceara, Preferred,
  Series A                                       92,687,302          136,220
Companhia Vale Rio Doce, Preferred,
  Series A (c)(d)                                    23,646                0
Itausa Investimentos S.A.                           893,000        1,055,504
Petroleo Brasileiro S.A.                            125,040        3,645,014
Petroleo Brasileiro S.A., Preferred                 316,791        8,389,197
Tele Norte Leste Participacoes S.A.                  18,851              230
Tele Norte Leste Participacoes S.A.,
  ADR                                               425,635        6,567,548
Tele Norte Leste Participacoes S.A.,
  Preferred                                     129,118,866        2,032,783
Unibanco S.A. (b)                                   109,600        2,734,520
Usinas Siderurgicas de Minas Gerais S.A.            255,848        3,010,759
Votorantim Celulose e Papel S.A.                     24,600          771,210
                                                              --------------
                                                                  39,571,152
                                                              --------------
CHILE -- 0.47%
Distribucion y Servicio D&S S.A., ADR               85,000         1,756,100
                                                              --------------
CHINA -- 1.69%
People's Food Holdings Ltd.                       5,137,000        3,599,500
Shandong International Power
    Development Co., Ltd.                         6,414,000        2,685,030
                                                              --------------
                                                                   6,284,530
                                                              --------------
HONG KONG -- 3.09%
China Mobile Ltd.                                 2,420,500        7,435,845
CNOOC Ltd.                                        2,081,000        4,074,295
                                                              --------------
                                                                  11,510,140
                                                              --------------
HUNGARY -- 1.46%
OTP Bank Rt. (b)                                    386,338        4,982,502
OTP Bank Rt., GDR (b)                                17,499          451,474
                                                              --------------
                                                                   5,433,976
                                                              --------------
INDIA -- 7.55%
EIH Ltd.                                                 12               78
Hindustan Lever Ltd.                                  4,405           19,763
Hindustan Petroleum Corp., Ltd.                     374,506        3,591,154
Infosys Technology Ltd.                              33,600        3,215,520
Larsen & Toubro Ltd., ADR.                          323,842        3,743,081
Reliance Industries Ltd.                            273,018        3,428,807
Bharat Heavy Electricals Ltd.
  Participation Certificates --
  Citigroup Global Markets Holdings,
  Inc.,                                             201,795        2,235,888
Reliance Industries Citigroup Ltd.
  Participation Certificates --
  Citigroup Global Markets Holdings,
  Inc.,                                             368,478        4,609,660
Satyam Computer Services Ltd., (b)
  Participation Certificates --
  Salomon Smith Barney                              336,900   $    2,695,537
State Bank of India Ltd.                            144,230        1,702,309
Tata Engineering & Locomotive Co., Ltd.,
  GDR                                               291,317        2,854,907
                                                              --------------
                                                                  28,096,704
                                                              --------------
INDONESIA -- 2.65%
HM Sampoerna PT                                   4,502,000        2,391,980
Indonesian Satellite Corp. PT                     1,227,000        2,185,218
PT Astra International                            4,029,576        2,392,149
PT Bank Dagang Nasional
  (Foreign Shares) (b)(c)(d)                          1,062                0
Telekomunikasi                                    3,606,700        2,890,499
                                                              --------------
                                                                   9,859,846
                                                              --------------
ISRAEL -- 2.70%
Bank Hapoalim Ltd.                                1,051,863        2,584,783
Check Point Software Technologies (b)                85,450        1,437,269
Koor Industries Ltd. (b)                              1,069           41,592
Teva Pharmaceutical Industries Ltd.,
  ADR                                               105,660        5,991,979
                                                              --------------
                                                                  10,055,623
                                                              --------------
KOREA -- 22.37%
Atlantis Korean Smaller Cos. Fund (c)               106,941        2,058,614
Daelim Industrial Co.                                72,590        2,558,775
Daewoo Engineering & Construction
  Co., Ltd. (b)                                     518,720        2,424,902
Daishin Securities Co.                              264,670        1,899,227
Hyundai Motor Co., Ltd.                              61,408        2,602,689
Hyundai Motor Co., Ltd., Preferred                  361,090        6,879,348
Kookmin Bank                                        235,586        8,828,296
Korea Zinc Co., Ltd.                                 80,880        2,131,458
KT Corp., ADR                                       217,395        4,145,723
LG Chemical Ltd.                                     63,858        2,947,704
LG Petrochemical Co., Ltd.                           98,930        2,308,228
Posco                                                47,530        6,502,216
Samsung Electronics Co., Ltd.                        67,038       25,374,853
Samsung Electronics Co., Ltd.,
   Preferred                                         13,650        2,812,484
Sejong Securities Co., Ltd., Warrants
   expiring 08/09/09 (c)(d)                     726,000,000                0
Shinsegae Co., Ltd.                                  20,240        4,926,227
SK Telecom Co., Ltd., ADR                           258,744        4,825,576
                                                              --------------
                                                                  83,226,320
                                                              --------------
MALAYSIA -- 3.04%
AMMB Holdings Bhd                                 2,976,300        2,428,034
Commerce Asset Holdings Bhd                       1,817,700        1,961,203
Genting Bhd                                         558,300        2,438,890
IOI Corp Bhd                                        999,000        2,024,289
Malakoff Bhd                                      1,735,000        2,465,526
                                                              --------------
                                                                  11,317,942
                                                              --------------
MEXICO -- 7.45%
America Movil S.A. de C.V., ADR,
  Series L                                           31,300          855,742
America Movil S.A. de C.V.,
  Series L (b)                                    2,464,744        3,390,949
Cemex S.A., CPO                                     457,283        2,390,743
Consorcio ARA S.A. de C.V. (b)                      454,881        1,130,195
Fomento Economico Mexicano S.A. de C.V.             590,400        2,179,340

                                                 SHARES            VALUE
                                             --------------   --------------
Grupo Financiero BBVA Bancomer (b)                5,122,000   $    4,375,733
Telefonos de Mexico S.A., Series L                1,924,744        3,185,854
Telefonos de Mexico S.A., Series L,
  ADR                                               148,600        4,908,258
TV Azteca S.A., ADR.                                217,100        1,975,610
Wal-Mart de Mexico, S.A., Series V                1,166,219        3,324,122
                                                              --------------
                                                                  27,716,546
                                                              --------------
RUSSIA -- 7.13%
LUKOIL, ADR, 144A                                    44,700        4,157,100
LUKOIL, ADR                                          64,561        6,004,173
MMC Norilsk Nickel, ADR                              67,600        4,404,140
Surgutneftegaz, Preferred ADR,                       80,100        3,095,865
Surgutneftegaz, Preferred                         2,721,800        1,051,976
Unified Energy System, GDR                           59,269        1,622,272
Vimpel-Communications, ADR (b)                       26,900        1,977,150
YUKOS, ADR                                           98,359        4,190,093
                                                              --------------
                                                                  26,502,769
                                                              --------------
SOUTH AFRICA -- 8.89%
ABSA Group Ltd.                                     272,277        1,718,914
Anglo American Platinum Corp., Ltd.                  36,234        1,582,354
Gold Fields Ltd.                                    288,323        4,125,071
Impala Platinum Holdings Ltd.                        67,014        5,822,939
MTN Group Ltd. (b)                                  645,739        2,752,251
Nedcor Ltd.                                         243,315        2,261,098
Pick'n Pay Stores Ltd.                              977,065        2,598,188
Sanlam Ltd.                                       4,079,527        5,378,253
Sappi Ltd.                                           85,597        1,166,940
Sasol Ltd.                                          129,869        1,848,323
Standard Bank Group Ltd.                            648,489        3,806,412
                                                              --------------
                                                                  33,060,743
                                                              --------------
TAIWAN -- 12.73%
Advanced Semiconductor
  Engineering, Inc. (b)                           3,245,000        3,335,803
AU Optronics Corp. (b)                            1,997,000        2,335,225
Benq Corp.                                        1,600,600        1,932,978
Cathay Financial Holding Co., Ltd.                2,239,000        3,363,446
China Steel Corp.                                 3,663,169        3,042,750
Chinatrust Financial Holding Co.                  7,888,187   $    7,923,039
Chunghwa Telecom Co., Ltd., ADR.                    184,100        2,669,450
Delta Electronics, Inc.                           1,715,365        2,197,890
Lite-On Technology Corp.                          1,816,000        1,925,656
Nan Ya Plastic Corp.                              2,764,000        3,989,279
Taiwan Cellular Corp.                             2,926,561        2,542,962
Taiwan Semiconductor
  Manufacturing Co. (b)                           4,414,115        8,256,150
United Microelectronics Corp., Ltd.(b)            2,227,021        1,908,875
Zyxel Communications Corp. (b)                      931,500        1,948,056
                                                              --------------
                                                                  47,371,559
                                                              --------------
THAILAND -- 2.67%
Advanced Info Service PCL                         1,207,600        2,590,599
Arisaig Asean Fund Ltd. (b)                          62,708        1,578,360
Bangkok Bank PCL (Foreign) (b)                    1,986,900        5,766,761
TelecomAsia Corp. Public Co., Ltd.(c)(d)
 (Foreign)                                          216,818                0
                                                              --------------
                                                                   9,935,720
                                                              --------------
TURKEY -- 0.90%
Akbank                                          641,679,818        3,356,830
                                                              --------------
UNITED KINGDOM -- 3.72%
Anglo American PLC                                  526,924       11,288,409
HSBC Bank.                                          492,158        2,529,692
                                                              --------------
                                                                  13,818,101
                                                              --------------
  Total International Equities
   (Cost $277,946,861)                                           370,224,061
                                                              --------------
SHORT-TERM INVESTMENTS -- 0.66%
  UBS Supplementary Trust U.S. Cash
   Management Prime Fund,
   yield of 1.23% (Cost $2,460,051)               2,460,051        2,460,051
                                                              --------------
Total Investments -- 100.17%
  (Cost $280,406,912)(a)                                         372,684,112
Liabilities, in excess of cash and other
  assets -- (0.17)%                                                 (650,056)
                                                              --------------
Net Assets -- 100.00%                                         $  372,034,056
                                                              ==============

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $280,406,912; and net unrealized appreciation consisted of:

               Gross unrealized appreciation                                $    94,797,043
               Gross unrealized depreciation                                     (2,519,843)
                                                                            ---------------
                 Net unrealized appreciation                                $    92,277,200
                                                                            ===============

(b)        Non-income producing security.
(c) Security is illiquid. These securities amounted to $2,058,614 or 0.55% of net assets.
(d) Securities are fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2003, the value of these securities amounted to $0 or 0.00% of net assets.
%          Represents a percentage of net assets.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2003, the value of these securities amounted $4,157,100 or 1.12% of net assets.
ADR:       American Depositary Receipt.
GDR:       Global Depositary Receipt.

                 See accompanying notes to financial statements

UBS U.S. CASH MANAGEMENT PRIME RELATIONSHIP FUND

For the year ended December 31, 2003, UBS Cash Management Prime Relationship Fund returned 1.23%. Over the same period, the Fund's benchmark, the Citigroup 1-Month Treasury Bill Rate, returned 1.03%.

12-MONTH MARKET REVIEW

The pace of economic growth varied widely over the fiscal year, but it seemed to indicate that the long-awaited economic expansion had arrived. At the start of the period, the Gross Domestic Product (GDP) number was 1.4%. However, the combined effects of significantly higher military spending, an increase in exports and a stronger manufacturing sector fueled an uptick in economic growth that led to a second-quarter 2003 GDP of 3.3%.

This was followed by a third-quarter 2003 GDP figure of 8.2%--far higher than anticipated, and the sharpest recorded advance since 1984. Strong consumer and business spending reports provided significant impetus behind this figure. The preliminary estimate for fourth quarter GDP came in at 4.0%, which represented a solid gain. However, while the consensus was that this figure would be more muted than that of the third quarter, it was, nonetheless, lower than expectations.

After cutting interest rates in November 2002, the Fed held the federal funds rate at 1.25% for the first six months of 2003, choosing instead to maintain a "heightened surveillance" of the economy in light of the conflict with Iraq. Following the end of major fighting in Iraq and absent an immediate lift in the economy, the Fed began alluding to a future rate cut, citing the fact that it viewed economic weakness to be a greater risk than inflation. The move occurred during the Fed's June 25, 2003 Federal Open Market Committee meeting, when the federal funds rate was lowered by a quarter of a percentage point to 1.0%--its lowest level since 1958.

Since that time, the Fed has remained on hold. At its December 9, 2003 meeting, the Fed rationalized its position, noting "an accommodative stance on monetary policy, coupled with robust underlying growth in productivity, is providing important ongoing support to economic activity." It went on to state that with little inflation, interest rates could remain low for a considerable period.

WE CAPITALIZED ON MARKET OPPORTUNITIES IN LOW-RATE ENVIRONMENT

Throughout the reporting period, we continued to employ a "barbell" strategy, whereby we purchased securities at both ends of the maturity spectrum. Our longer-term securities--with maturities up to around one year--were used to lock in higher yields as interest rates fell, while our shorter-term securities--typically one month or less in maturity--provided liquidity. This strategy was beneficial because it allowed us to generate incremental yield compared to a more "laddered" approach, wherein a portfolio is spread out among all maturity levels.

As in the past, we emphasized quality and liquidity for the portfolio. In particular, we focused on US government securities that offered the highest credit quality and liquidity. We also slightly reduced the Fund's exposure to Agency securities to increase the portfolio's overall diversification. These strategies helped to control the Fund's weighted average maturity as we met our liquidity requirements.

LOOKING AHEAD

We feel fairly positive regarding the growth prospects for the economy. Consumer spending is solid, the manufacturing sector is gaining momentum, business spending is improving, and we believe the Fed should remain accommodative. One major issue we're following closely is the job market. Even though the economy appears to be on solid footing, it has not yet triggered a steady increase in job growth. With approximately 70% of the economy driven by the consumer, any negative employment news could hurt consumer confidence and diminish the extent of economic expansion in 2004.

UBS U.S. CASH MANAGEMENT PRIME RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2003

                                                               SHARES         VALUE
                                                            -----------   --------------
SHORT-TERM INVESTMENTS -- 100.03%
  UBS Supplementary Trust U.S. Cash
    Management Prime Fund,
    yield of 1.23%                                          247,782,289   $  247,782,289
                                                                          --------------
Total Investments (Cost $247,782,289)                                        247,782,289
Liabilities, in excess of cash
  and other assets -- (0.03)%                                                    (62,887)
                                                                          --------------
Net Assets -- 100.00%                                                     $  247,719,402
                                                                          ==============

                 See accompanying notes to financial statements

UBS U.S. BOND RELATIONSHIP FUND

For the year ended December 31, 2003, UBS U.S. Bond Relationship Fund returned 4.76%, outperforming the 4.10% return of its benchmark, the Lehman Brothers U.S. Aggregate Bond Index (the "Index"). Since inception on April 28, 2000, the Fund has returned 8.88% on an annualized basis, in line with the annualized return of 8.82% for the Index. (Returns for all share classes over various time periods are shown on page 52. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

Over the period, the Fund's outperformance of the Index was primarily driven by duration, sector and credit strategies.

12-MONTH MARKET REVIEW

As the review period began, investors, unnerved by the conflict in Iraq, ongoing geopolitical risks and the persistent threat of terrorism, sought out the relative safety of bonds over stocks. However, a quick resolution to major combat in Iraq provided a quick boost to investor confidence. A deluge of positive economic statistics, including those pointing to improving corporate profits and accelerating gross domestic product (GDP) growth soon followed. Buoyed by this tangible evidence, investors began to believe that a sustainable economic recovery was in place, and turned their attention once more to stocks.

Still, questions remained as to whether the economy would keep advancing, or if inflation, the weak dollar, or the massive federal deficit had the potential to derail the recovery. Contrasting views led to extreme volatility in the bond market. For example, 10-year Treasury notes took investors on a roller coaster ride, as its yield dropped to a 45-year low of 3.11% in mid-June, then climbed back up to a 14-month high of 4.60% at the beginning of September. The year concluded with a sense of normalcy and a relatively tight trading range for Treasury securities, with the yield on the 10-year Treasury note settling in at 4.25% at period end.

It's likely that some of the late-period stability can be attributed to the Federal Reserve Board (the "Fed"), which released a statement reassuring investors about inflation, and indicated there were no immediate plans to increase short-term interest rates. With this support, bonds were able to tread in positive territory.

ACTIVE MANAGEMENT KEPT PACE WITH CHANGING ENVIRONMENT

After several years of a steadily improving bond market, investors and asset managers were faced with a much more challenging environment over the period. We supported the Fund's absolute and relative performance during this changing time by actively managing our duration, risk, sector and security selection, and leveraging the perspectives and collective judgments of our global investment teams.

During the period, our duration strategy was a significant contributor to the Fund's outperformance. Mid-period, the Fund's duration was 90% of the Index. As investors pulled out of the bond market, we took advantage of falling prices on longer-term issues to increase duration, bringing the Fund's duration in line with that of the Index.

During the second half of the year, we shifted the portfolio to a "barbell" structure, whereby we purchased securities at both ends of the maturity spectrum. Our longer-term securities were used to lock in higher yields as interest rates fell, while our shorter-term securities provided liquidity. We believed this strategy would position us to benefit if the steep yield curve returns to a more normal shape, as is our expectation.

On a sector level, as the fiscal year began, we were extremely concerned about overvaluation in the bond market. Investors' increasing fears over inflation, however, created an opportunity in Treasury inflation-protected securities ("TIPS")--bonds that keep pace with inflation. We increased the Fund's exposure to them early in the period, and benefited as a result of their strong performance on an absolute basis and relative to Treasuries. In February, however, we proactively reduced this exposure to lock in gains.

In addition, as the market began to stabilize over the period, we increased our position in mortgage-backed securities from neutral to modestly overweight relative to the Index. In our opinion, the low interest rate environment, combined with record refinancings, drove the price of mortgage-backed securities down below their intrinsic value. After the Fed reassured the market that it had no immediate plans to raise short-term rates, the mortgage-backed securities market improved, generating positive results for Fund performance. Finally, our sector strategy led us to hold overweights to the high-quality commercial mortgage-backed securities (CMBS) and asset-backed securities sectors due to the attractiveness of their spreads, relative fundamentals and expectations that they will remain less volatile than many high-quality corporate bonds. The CMBS deals that we purchased were highly diversified by property type, geographic location and loan size. In our opinion, there are less concentrated risks in these types of deals compared to high-quality credit.

Within credit, we maintained a modest underweight, most notably to higher-quality issuers. Despite increased investor interest in corporate bonds, our analysis determined that the sector was trading at what we considered to be close to fair value. The holdings we did have in this area were clustered more in Baa-rated securities, rather than in higher quality A-rated securities and above. Baas delivered strong performance at period end, which helped to boost the Fund's return.

On an industry level, one noteworthy story revolves around industrials. We increased our allocation to automotives during the reporting period, specifically moving to an overweight in Ford Motor Co. bonds, where valuations appeared attractive. Our research indicated to us that the auto industry's fundamentals were improving, and that the sector represented an area of opportunity for the Fund.

LOOKING AHEAD

We anticipate that the combination of strong economic growth and a reduced risk of deflation will prompt the Fed to raise the federal funds rate. The Fed has modified its verbiage in preparation for the tightening by changing its tone regarding the state of the economy in relation to expected inflation. However, we believe investor uncertainty over the appropriate "considerable period" during which rates can be kept low before concerns about inflation predominate is significant and unresolved.

TOTAL RETURN

                                                                                 1 YEAR       3 YEARS    ANNUALIZED
                                                                                 ENDED         ENDED     4/28/00* TO
                                                                                12/31/03      12/31/03     12/31/03
--------------------------------------------------------------------------------------------------------------------
UBS U.S. BOND RELATIONSHIP FUND                                                   4.76%         7.91%        8.88%
--------------------------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond Index                                         4.10          7.57         8.82
--------------------------------------------------------------------------------------------------------------------

*    PERFORMANCE INCEPTION DATE OF UBS U.S. BOND RELATIONSHIP FUND.

     ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS U.S. Bond Relationship Fund and Lehman Brothers U.S. Aggregate Bond Index, if you had invested $100,000 on April 28, 2000.

Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS U.S. BOND RELATIONSHIP FUND VS. LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX+

            UBS U.S. BOND RELATIONSHIP FUND       LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX
                                  $ 100,000                                       $ 100,000
                                  $  99,620                                       $  99,950
                                  $ 101,859                                       $ 102,029
                                  $ 102,681                                       $ 102,957
                                  $ 103,719                                       $ 104,450
                                  $ 104,640                                       $ 105,108
                                  $ 105,057                                       $ 105,803
                                  $ 107,034                                       $ 107,533
12/31/2000                        $ 108,829                                       $ 109,529
                                  $ 110,394                                       $ 111,319
                                  $ 111,554                                       $ 112,289
                                  $ 112,118                                       $ 112,852
                                  $ 111,287                                       $ 112,384
                                  $ 111,992                                       $ 113,063
                                  $ 112,520                                       $ 113,489
                                  $ 115,488                                       $ 116,027
                                  $ 116,772                                       $ 117,356
                                  $ 118,067                                       $ 118,723
                                  $ 120,578                                       $ 121,208
                                  $ 119,194                                       $ 119,536
12/31/2001                        $ 118,512                                       $ 118,777
                                  $ 119,441                                       $ 119,738
                                  $ 120,655                                       $ 120,898
                                  $ 118,617                                       $ 118,888
                                  $ 121,193                                       $ 121,193
                                  $ 122,108                                       $ 122,223
                                  $ 122,998                                       $ 123,280
                                  $ 124,507                                       $ 124,767
                                  $ 126,674                                       $ 126,873
                                  $ 128,452                                       $ 128,929
                                  $ 127,917                                       $ 128,341
                                  $ 128,013                                       $ 128,307
12/31/2002                        $ 130,522                                       $ 130,957
                                  $ 130,758                                       $ 131,069
                                  $ 132,511                                       $ 132,883
                                  $ 132,548                                       $ 132,781
                                  $ 133,766                                       $ 133,877
                                  $ 136,061                                       $ 136,373
                                  $ 135,879                                       $ 136,102
                                  $ 131,599                                       $ 131,526
                                  $ 132,615                                       $ 132,399
                                  $ 136,243                                       $ 135,904
                                  $ 134,934                                       $ 134,637
                                  $ 135,477                                       $ 134,959
12/31/2003                        $ 136,737                                       $ 136,332

+ FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION OF TAXES THAT WOULD BE PAID ON REDEMPTIONS OF FUND SHARES FOR REBALANCING.

TOP TEN U.S. BOND HOLDINGS

AS OF DECEMBER 31, 2003

                                                          PERCENTAGE OF
                                                           NET ASSETS
-----------------------------------------------------------------------
U.S. Treasury Note,
   4.250%, due 08/15/13                                        7.4%
U.S. Treasury Bond,
   6.250%, due 05/15/30                                        4.4
Federal Home Loan Mortgage Corp., Gold
   6.500%, due 11/01/32                                        4.0
Federal National Mortgage Association,
   6.500%, due 09/01/32                                        3.7
U.S. Treasury Note,
   2.000%, due 8/31/05                                         2.8
U.S. Treasury Bond,
   6.875%, due 08/15/25                                        2.5
Federal National Mortgage Association,
   5.500%, due 02/01/18                                        2.3
CS First Boston Mortgage Securities Corp.,
   03-8, Class 5A1,
   6.500%, due 4/25/33                                         2.2
Fannie Mae
   7.125%, due 01/15/30                                        1.8
DLJ Commercial Mortgage Corp.,
   99-CG2, Class A1B
   7.300%, due 06/10/32                                        1.8
-----------------------------------------------------------------------
Total                                                         32.9%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2003

U.S. Corporate Bonds
   Aerospace & Military                            0.09%
   Airlines                                        0.07
   Autos/Durables                                  1.04
   Banks                                           1.59
   Beverages & Tobacco                             0.95
   Chemicals                                       0.37
   Computer Systems                                0.24
   Construction                                    0.34
   Consumer                                        0.45
   Electric Components                             0.78
   Energy                                          1.95
   Financial Services                              6.30
   Food & House Products                           1.08
   Forest Products                                 0.09
   Health: Drugs                                   0.36
   Housing/Paper                                   0.14
   Insurance                                       0.09
   Leisure & Tourism                               0.65
   Media & Entertainment                           0.14
   Metals-Non Ferrous                              0.09
   Multi-Industry                                  0.27
   Publishing                                      0.06
   Real Estate                                     0.25
   Retail/Apparel                                  0.20
   Services/Miscellaneous                          0.13
   Telecommunications                              0.89
   Telephones                                      0.10
   Transportation                                  0.65
   Utilities                                       0.65
                                                 ------
         Total U.S. Corporate Bonds               20.01

Asset-Backed Securities                            5.47
Commercial Mortgage-Backed Obligations            11.38
Mortgage-Backed Securities                        39.10
U.S. Government Obligations                       19.86
                                                 ------
         Total U.S. Bonds                         95.82

International Corporate Bonds                      0.95
Sovereign/Supranational Bonds                      0.99
                                                 ------
         Total International Bonds                 1.94

SHORT-TERM INVESTMENTS                             3.05
                                                 ------
   TOTAL INVESTMENTS                             100.81
LIABILITIES, IN EXCESS OF CASH AND
   OTHER ASSETS                                   (0.81)
                                                 ------
NET ASSETS                                       100.00%
                                                 ======

UBS U.S. BOND RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2003

                                                   FACE
                                                   AMOUNT          VALUE
                                                -----------    -------------
BONDS -- 97.76%
U.S. BONDS -- 95.82%
U.S. CORPORATE BONDS -- 20.01%
Abbott Laboratories, Inc.,
   5.625%, due 07/01/06                         $    85,000    $      91,684
Alcoa, Inc.,
   6.000%, due 01/15/12                              75,000           81,507
Altria Group, Inc.,
   7.750%, due 01/15/27                             165,000          178,030
American Express Co.,
   3.750%, due 11/20/07                              80,000           81,492
Anadarko Finance Co., Series B,
   7.500%, due 05/01/31                              55,000           64,431
Anheuser-Busch Cos., Inc.,
   9.000%, due 12/01/09                             245,000          310,651
Apache Corp.,
   6.250%, due 04/15/12                              95,000          105,610
AT&T Corp.,
   8.000%, due 11/15/31                              65,000           75,957
AT&T Wireless Services, Inc.,
   7.875%, due 03/01/11                             135,000          156,215
Avalonbay Communities, Inc.,
   7.500%, due 08/01/09                              80,000           92,328
Avon Products, Inc.,
   7.150%, due 11/15/09                             200,000          233,180
Bank of America Corp.,
   7.400%, due 01/15/11                             385,000          451,540
Bank One Corp.,
   7.875%, due 08/01/10                             305,000          366,369
Bear Stearns Co., Inc.,
   4.000%, due 01/31/08                              95,000           96,761
Boeing Capital Corp.,
   7.375%, due 09/27/10                              55,000           63,220
Bombardier Capital, Inc., 144A,
   6.125%, due 06/29/06                             185,000          196,794
Bristol-Myers Squibb Co.,
   5.750%, due 10/01/11                              80,000           86,450
Burlington Northern Santa Fe Corp.,
   6.875%, due 12/01/27                              25,000           27,319
   7.082%, due 05/13/29                             150,000          168,238
Caterpillar, Inc.,
   6.550%, due 05/01/11                              50,000           56,775
Cendant Corp.,
   6.250%, due 01/15/08                             125,000          136,354
Centex Corp.,
   9.750%, due 06/15/05                             215,000          238,249
Cingular Wireless LLC,
   6.500%, due 12/15/11                              80,000           87,486
Citigroup, Inc.,
   7.250%, due 10/01/10                             415,000          483,707
Citizens Communications Co.,
   8.500%, due 05/15/06                              20,000           21,837
   9.250%, due 05/15/11                             240,000          283,738
Coca-Cola Co. (The),
   4.000%, due 06/01/05                              50,000           51,638
Comcast Cable Communications, Inc.,
   6.750%, due 01/30/11                             235,000          261,539
Commonwealth Edison Co.,
   6.150%, due 03/15/12                              75,000           81,827
Computer Sciences Corp.,
   3.500%, due 04/15/08                             140,000          139,335
Conagra Foods, Inc.,
   6.750%, due 09/15/11                         $    80,000    $      89,670
ConocoPhillips,
   8.500%, due 05/25/05                             225,000          245,277
   8.750%, due 05/25/10                              85,000          106,182
Consolidated Edison, Inc., Series B,
   7.500%, due 09/01/10                             500,000          591,231
Countrywide Home Loans, Inc.,
   3.250%, due 05/21/08                             140,000          137,695
CS First Boston USA, Inc.,
   3.875%, due 01/15/09                             120,000          119,857
   6.500%, due 01/15/12                             135,000          150,258
Devon Financing Corp., ULC,
   6.875%, due 09/30/11                             130,000          147,410
Dominion Resources, Inc., Class B,
   7.625%, due 07/15/05                             205,000          221,455
Duke Energy Field Services, LLC,
   7.875%, due 08/16/10                             120,000          140,587
EOP Operating LP,
   7.250%, due 06/15/28                             115,000          125,037
Erac U.S.A. Finance Co., 144A,
   8.000%, due 01/15/11                             190,000          225,979
First Data Corp.,
   5.625%, due 11/01/11                             105,000          111,704
FirstEnergy Corp., Series B,
   6.450%, due 11/15/11                              75,000           77,734
FleetBoston Financial Corp.,
   7.375%, due 12/01/09                             145,000          170,243
Ford Motor Co.,
   7.450%, due 07/16/31                             400,000          404,208
Ford Motor Credit Co.,
   5.800%, due 01/12/09                             310,000          319,254
   7.375%, due 02/01/11                             110,000          119,893
Fortune Brands, Inc.,
   6.250%, due 04/01/08                              90,000           99,548
FPL Group Capital, Inc.,
   7.625%, due 09/15/06                              65,000           72,974
General Electric Capital Corp.,
   6.000%, due 06/15/12                             680,000          737,428
   6.750%, due 03/15/32                              95,000          105,176
General Motors Acceptance Corp.,
   6.875%, due 09/15/11                             205,000          220,811
   8.000%, due 11/01/31                             190,000          213,364
General Motors Corp.,
   8.375%, due 07/15/33                             150,000          174,122
Goldman Sachs Group, Inc.,
   6.875%, due 01/15/11                             195,000          221,444
Harrah's Operating Co., Inc.,
   7.500%, due 01/15/09                             150,000          170,849
Hertz Corp.,
   7.625%, due 08/15/07                             125,000          137,318
Household Finance Corp.,
   6.750%, due 05/15/11                             260,000          292,693
ICI Wilmington, Inc.,
   4.375%, due 12/01/08                             165,000          164,380
International Business Machines Corp.,
   5.875%, due 11/29/32                              65,000           65,402
International Paper Co.,
   6.750%, due 09/01/11                             110,000          122,295

                                                         FACE
                                                         AMOUNT           VALUE
                                                     --------------   --------------
John Deere Capital Corp.,
  7.000%, due 03/15/12                               $      115,000   $      132,479
Kerr-McGee Corp.,
  7.875%, due 09/15/31                                       40,000           45,434
Kimberly-Clark Corp., 144A,
  4.500%, due 07/30/05                                       50,000           52,045
Kinder Morgan, Inc.,
  6.650%, due 03/01/05                                      145,000          153,139
Kohl's Corp.,
  7.250%, due 06/01/29                                       30,000           35,030
Kraft Foods, Inc.,
  5.625%, due 11/01/11                                      245,000          258,143
Kroger Co.,
  7.500%, due 04/01/31                                       80,000           92,182
Lehman Brothers Holdings, Inc.,
  6.625%, due 01/18/12                                      125,000          141,065
Lincoln National Corp.,
  6.200%, due 12/15/11                                       80,000           87,281
Marsh & McClennan Cos., Inc.,
  6.250%, due 03/15/12                                       75,000           81,473
MBNA Capital, Series B,
  1.963%, due 02/01/27                                       35,000           30,286
MidAmerican Energy Co.,
  5.125%, due 01/15/13                                       40,000           40,766
Miller Brewing Co.,144A
  5.500%, due 08/15/13                                       80,000           81,731
Morgan Stanley,
  6.750%, due 04/15/11                                      355,000          401,654
News America Holdings, Inc.,
  7.125%, due 04/08/28                                       50,000           54,756
Occidental Petroleum Corp.,
  8.450%, due 02/15/29                                      110,000          144,201
Pepsi Bottling Group, Inc., 144A,
  5.625%, due 02/17/09                                      155,000          168,308
PP&L Capital Funding,
  7.750%, due 04/15/05                                       80,000           85,683
Praxair, Inc.,
  6.375%, due 04/01/12                                       85,000           94,577
Progress Energy, Inc.,
  7.000%, due 10/30/31                                      110,000          117,732
PSEG Power LLC,
  7.750%, due 04/15/11                                       45,000           52,966
Qwest Capital Funding, Inc.,
  7.900%, due 08/15/10                                      210,000          213,150
Rohm & Haas Co.,
  7.850%, due 07/15/29                                       50,000           61,474
Safeway, Inc.,
  6.500%, due 03/01/11                                      105,000          114,621
Sempra Energy,
  7.950%, due 03/01/10                                       65,000           76,447
SLM Corp.,
  5.625%, due 04/10/07                                      215,000          232,987
Southern Power Co., Series B,
  6.250%, due 07/15/12                                       75,000           81,038
Southwestern Electric Power, Series B,
  4.500%, due 07/01/05                                       50,000           51,836
Sprint Capital Corp.,
  8.375%, due 03/15/12                                       65,000           75,907
Suntrust Banks, Inc.,
  5.050%, due 07/01/07                                       90,000           97,026
Target Corp.,
  7.000%, due 07/15/31                               $      120,000   $      136,054
Time Warner, Inc.,
  7.625%, due 04/15/31                                      205,000          236,522
Transocean Sedco Forex, Inc.,
  6.625%, due 04/15/11                                       70,000           78,136
U.S. Bank N.A., Minnesota,
  6.375%, due 08/01/11                                       70,000           78,048
Unilever Capital Corp.,
  7.125%, due 11/01/10                                      175,000          203,455
Union Pacific Corp.,
  6.700%, due 12/01/06                                      205,000          227,196
United Airlines, Inc., E.E.T.C. (b) (c),
  7.811%, due 10/01/09                                       73,641           28,044
United Technologies Corp.,
  6.100%, due 05/15/12                                       70,000           76,876
UST, Inc.,
  6.625%, due 07/15/12                                      140,000          155,734
Valero Energy Corp.,
  7.500%, due 04/15/32                                      110,000          122,592
Verizon New England, Inc.,
  6.500%, due 09/15/11                                       60,000           66,114
Verizon New York, Inc., Series B,
  7.380%, due 04/01/32                                       80,000           88,078
Viacom, Inc.,
  6.625%, due 05/15/11                                      105,000          119,201
Wachovia Bank N.A.,
  7.800%, due 08/18/10                                      300,000          361,941
Wachovia Corp.,
  4.950%, due 11/01/06                                       25,000           26,543
Walt Disney Co. (The),
  6.375%, due 03/01/12                                      130,000          142,949
Washington Mutual, Inc.,
  5.625%, due 01/15/07                                       80,000           86,221
Wells Fargo Bank, N.A.,
  6.450%, due 02/01/11                                      325,000          364,923
Weyerhaeuser Co.,
  7.375%, due 03/15/32                                       70,000           76,111
Wyeth,
  5.250%, due 03/15/13                                      125,000          127,245
                                                                      --------------
Total U.S. Corporate Bonds                                                17,229,139
                                                                      --------------
ASSET-BACKED SECURITIES -- 5.47%
Americredit Automobile Receivables Trust,
  03-AM, Class A2B,
  1.390%, due 10/06/06                                      241,071          241,049
Boston Edison Co., 99-1, Class A5,
  7.030%, due 03/15/12                                      290,000          333,461
Capital One Multi-Asset Execution Trust,
  03-A1, Class A1,
  1.553%, due 01/15/09                                      760,000          763,361
Citibank Omni-S Master Trust, 01-1, Class A,
  1.274%, due 02/15/10                                      760,000          759,205
Conseco Finance Securitizations Corp.,
  00-1, Class A4,
  7.620%, due 05/01/31                                      500,000          513,404
Conseco Finance Securitizations Corp.,
  01-3, Class A2,
  5.160%, due 05/01/33                                      236,656          239,366

December 31, 2003

                                                         FACE
                                                         AMOUNT           VALUE
                                                     --------------   --------------
Conseco Finance, 00-B, Class AF4,
  7.870%, due 02/15/31                               $       84,330   $       84,752
Countrywide Asset-Backed Certificates,
  03-SD3, Class A1,144A +
  1.561%, due 12/25/32                                      253,326          253,691
Greentree Financial Corp., 96-4, Class A6,
  7.400%, due 06/15/27                                      402,806          429,122
Peco Energy Transition Trust, 99-A, Class A7,
  6.130%, due 03/01/09                                      135,000          149,092
RAFC Asset-Backed Trust, 01-1 Class A3
  5.115%, due 01/25/15                                      539,656          554,301
Structured Asset Securities Corp., 03-AL2,
  Class A, 144A,
  3.356%, due 01/25/31                                      225,491          216,402
Vanderbilt Mortgage Finance,
  00-B, Class 1A3,
  8.255%, due 05/07/17                                      162,903          168,432
                                                                      --------------
Total Asset-Backed Securities                                              4,705,638
                                                                      --------------
COMMERCIAL MORTGAGE-BACKED OBLIGATIONS -- 11.38%
Bear Stearns Commercial Mortgage
  Securities, 00-WF2, Class A2,
  7.320%, due 10/15/32                                      160,000          186,337
DLJ Commercial Mortgage Corp.,
  99-CG1, Class A1B,
  6.460%, due 03/10/32                                      340,000          377,940
DLJ Commercial Mortgage Corp.,
  99-CG2, Class A1B,
  7.300%, due 06/10/32                                    1,305,000        1,510,335
DLJ Commercial Mortgage Corp.,
  99-CG3, Class A1B,
  7.340%, due 10/10/32                                      260,000          301,981
GMAC Commercial Mortgage Securities, Inc.,
  97-C2, Class A2,
  6.550%, due 04/16/29                                      365,000          381,044
Greenwich Capital Commercial Funding
  Corp., 03-FL1 A ,144A
  1.490%, due 07/05/18                                      284,645          284,579
GS Mortgage Securities Corp., II,
  96-PL, Class A2,
  7.410%, due 02/15/27                                        8,703            8,861
Heller Financial Commercial Mortgage Assets,
  99-PH1, Class A1,
  6.500%, due 05/15/31                                      512,726          554,179
Host Marriot Trust 99-HMPT Class A, 144A
  6.980%, due 08/03/15                                      226,177          244,952
JP Morgan Commercial Mortgage Finance
  Corp., 99-C8, Class A1,
  7.325%, due 07/15/31                                      914,352          974,144
LB Commercial Conduit Mortgage Trust,
  99-C1, Class A1,
  6.410%, due 06/15/31                                      343,243          364,495
LB Commercial Conduit Mortgage Trust,
  99-C2, Class A2,
  7.325%, due 10/15/32                                      220,000          254,222
Merrill Lynch Mortgage Investors, Inc.,
  96-C2, Class A3,
  6.960%, due 11/21/28                                      399,864          434,751
Merrill Lynch Mortgage Investors, Inc.,
  97-C2, Class A2,
  6.540%, due 12/10/29                               $      370,000   $      408,747
Morgan Stanley Capital I, 01-1QA, Class A2,
  5.330%, due 12/18/32                                      200,000          213,473
Morgan Stanley Dean Witter Capital I,
  00-LIF2, Class A1,
  6.960%, due 10/15/33                                      171,063          188,964
Morgan Stanley Dean Witter Capital I,
  00-LIFE, Class A2,
  7.570%, due 12/15/09                                    1,200,000        1,403,765
Morgan Stanley Capital I, 96-WF1, Class A3,
  7.623%, due 11/15/28,144A                                 367,602          391,554
Nomura Asset Securities Corp.,
  95-MD3, Class A1B,
  8.150%, due 04/04/27                                      632,001          665,966
PNC Mortgage Acceptance Corp.,
  99-CM1, Class A1B,
  7.330%, due 12/10/32                                      105,000          121,073
Salomon Brothers Mortgage Securities VII,
  00-C1, Class A2,
  7.520%, due 12/18/09                                      250,000          290,894
Strategic Hotel Capital Inc.,
  03-1, Class D, 144A
  2.313%, due 02/15/13                                      235,000          233,602
                                                                      --------------
Total Commercial Mortgage-Backed Obligations                               9,795,858
                                                                      --------------
MORTGAGE-BACKED SECURITIES -- 39.10%
Citicorp Mortgage Securities, Inc.,
  94-3, Class A13,
  6.500%, due 02/25/24                                      330,562          342,120
CS First Boston Mortgage Securities Corp.,
  01-26, Class 5A1,
  7.402%, due 11/25/31                                      210,428          216,638
CS First Boston Mortgage Securities Corp.,
  02-10, Class 2A1,
  7.500%, due 05/25/32                                      397,504          426,293
CS First Boston Mortgage Securities Corp.,
  03-8, Class 5A1,
  6.500%, due 04/25/33                                    1,831,744        1,898,832
Fannie Mae,
  4.600%, due 11/01/33                                    1,015,181        1,032,994
  5.125%, due 01/02/14                                      335,000          336,165
  5.500%, due 03/01/33                                      629,094          637,533
  6.000%, due 08/01/17                                      714,173          749,614
  6.250%, due 02/01/11                                      685,000          757,236
  7.125%, due 01/15/30                                    1,305,000        1,571,880
Freddie Mac,
  5.125%, due 07/15/12                                      105,000          109,676
  5.875%, due 03/21/11                                      415,000          449,828
  6.500%, due 06/01/29                                      247,116          258,871
  6.500%, due 03/01/32                                       44,893           47,029
Freddie Mac,1595, Class D,
  7.000%, due 10/15/13                                      101,444          106,774
Freddie Mac, 2532 PD,
  5.500%, due 06/15/26                                    1,040,000        1,076,255
Federal Home Loan Mortgage Corp., Gold,
  5.000%, due 11/01/07                                      143,412          147,909
  5.500%, due 09/01/17                                      292,659          303,553
  5.500%, due 01/01/18                                      129,869          134,703

                                                         FACE
                                                         AMOUNT           VALUE
                                                     --------------   --------------
  6.000%, due 12/01/17                               $      585,445   $      614,048
  6.000%, due 10/01/29                                       97,943          101,440
  6.000%, due 12/01/30                                      626,748          648,322
  6.500%, due 04/01/29                                       24,397           25,558
  6.500%, due 09/01/29                                       60,418           63,292
  6.500%, due 11/01/32                                    3,266,576        3,421,977
  7.500%, due 05/01/24                                       21,669           23,381
  8.000%, due 09/01/25                                        1,577            1,699
  8.000%, due 11/01/27                                       37,789           40,722
Federal National Mortgage Association,
  3.396%, due 09/01/33 +                                    104,477          104,875
  4.487%, due 06/01/33 +                                    505,548          513,663
  5.500%, due 01/01/09                                       49,634           51,679
  5.500%, due 12/01/17                                      256,684          266,293
  5.500%, due 01/01/18                                      207,148          214,889
  5.500%, due 02/01/18                                    1,948,250        2,021,181
  5.500%, due 11/01/23                                      119,765          121,372
  5.500%, due 12/01/31                                      122,127          123,837
  6.000%, due 07/01/17                                      828,082          869,176
  6.000%, due 06/01/23                                       21,432           22,271
  6.000%, due 03/01/28                                       47,449           49,157
  6.000%, due 03/01/29                                       61,224           63,315
  6.000%, due 05/01/29                                       28,656           29,635
  6.000%, due 06/01/31                                      123,722          127,948
  6.000%, due 11/01/32                                      146,700          151,711
  6.000%, due 06/01/33                                      259,311          268,169
  6.500%, due 08/01/16                                      668,769          709,254
  6.500%, due 08/01/28                                       46,034           48,151
  6.500%, due 09/01/28                                       16,475           17,233
  6.500%, due 06/01/29                                      664,885          695,458
  6.500%, due 05/01/30                                      303,566          317,525
  6.500%, due 10/01/30                                      249,474          260,946
  6.500%, due 11/01/31                                       58,626           61,322
  6.500%, due 08/01/32                                    1,068,121        1,117,237
  6.500%, due 09/01/32                                    3,054,551        3,195,010
  6.500%, due 06/01/33                                       61,367           64,189
  7.000%, due 05/01/26                                       32,380           34,286
  7.000%, due 11/01/31                                      108,619          115,013
  7.000%, due 04/01/32                                      200,207          212,910
  7.000%, due 11/01/32                                      139,803          148,033
  7.000%, due 05/01/33                                      250,634          265,389
  7.500%, due 05/01/31                                       54,034           57,738
  8.000%, due 11/01/22                                        7,418            8,000
  8.000%, due 09/01/27                                       17,306           18,663
  9.500%, due 11/01/09                                      146,981          161,092
Federal National Mortgage Association
  Grantor Trust, 00-T6, Class A1,
  7.500%, due 06/25/30                                      386,545          422,059
Federal National Mortgage Association
  Grantor Trust, 01-T10, Class A2,
  7.500%, due 12/25/41                                      370,537          405,775
Federal National Mortgage Association
  Grantor Trust, 01-T5, Class A3,
  7.500%, due 06/19/30                                      205,007          223,842
Federal National Mortgage Association
  Whole Loan,03-W6,Class 6A ,
  4.968%, due 08/25/42                                      338,550          354,102
Federal National Mortgage Association
  Whole Loan, 03-W11, Class A1,
  5.337%, due 06/25/33 +                             $      533,535   $      549,098
Federal National Mortgage Association
  Whole Loan, 95-W3, Class A,
  9.000%, due 04/25/25                                        7,306            8,172
Federal National Mortgage Association,
  93-73, Class ZA,
  7.500%, due 10/25/22                                       18,474           18,447
First Nationwide Trust, 98-3, Class 1PPA,
  6.500%, due 09/19/28                                        7,643            7,672
Government National Mortgage Association,
  5.000%, due 12/20/29 +                                    335,431          342,692
  6.000%, due 12/20/28                                      453,249          469,374
  6.000%, due 01/15/29                                      109,851          114,266
  6.000%, due 02/20/29                                      189,935          196,559
  6.000%, due 07/15/29                                      251,017          261,105
  6.000%, due 08/20/29                                       51,808           53,615
  6.000%, due 09/20/29                                       28,888           29,895
  6.500%, due 08/15/27                                        3,739            3,942
  6.500%, due 01/15/29                                       15,762           16,618
  6.500%, due 05/15/29                                       30,255           31,898
  6.500%, due 12/15/29                                      340,029          359,020
  6.500%, due 04/15/31                                      781,894          824,361
  7.000%, due 07/15/25                                       24,192           25,953
  7.000%, due 04/15/26                                       64,753           69,006
  7.000%, due 06/15/27                                      108,278          115,390
  8.500%, due 12/15/17                                       25,276           28,022
  9.500%, due 09/15/18                                      191,379          214,131
GS Mortgage Securities Corp., 01-2,
  Class A, 144A
  7.500%, due 06/19/32                                      116,812          127,047
Impac Secured Assets Common Owner Trust,
  01-3, Class A2 ,
  7.250%, due 04/25/31                                       88,067           92,571
MLCC Mortgage Investors, Inc.,
  03-D, Class XA1, ++
  1.000%, due 08/25/28                                   12,834,409          215,079
Structured Asset Securities Corp.,
  98-ALS1, Class 1A,
  6.900%, due 01/25/29                                       21,339           21,570
                                                                      --------------
Total Mortgage-Backed Securities                                          33,652,243
                                                                      --------------
U.S. GOVERNMENT OBLIGATIONS -- 19.86%
U.S. Treasury Bonds,
  6.250%, due 05/15/30                                    3,300,000        3,808,147
  6.875%, due 08/15/25                                    1,740,000        2,128,577
  8.000%, due 11/15/21                                    1,085,000        1,465,343
U.S. Treasury Notes,
  2.000%, due 08/31/05                                    2,375,000        2,390,307
  3.250%, due 08/15/08                                      895,000          900,454
  4.250%, due 08/15/13                                    6,395,000        6,402,986
                                                                      --------------
Total U.S. Government Obligations                                         17,095,814
                                                                      --------------

Total U.S. Bonds                                                          82,478,692
                                                                      --------------
INTERNATIONAL BONDS -- 1.94%
INTERNATIONAL CORPORATE BONDS -- 0.95%
Burlington Resources Finance Co.,
  6.680%, due 02/15/11                                       70,000           78,672

                                                         FACE
                                                         AMOUNT           VALUE
                                                     --------------   --------------
Canadian National Railway Co.,
  6.900%, due 07/15/28                               $       55,000   $       61,450
Deutsche Telekom International Finance BV,
  8.250%, due 06/15/30                                      125,000          159,679
France Telecom S.A.,
  8.500%, due 03/01/31                                       70,000           93,007
HSBC Holdings PLC,
  5.250%, due 12/12/12                                       70,000           71,684
Royal Bank of Scotland,
  9.118%, due 03/31/10 +                                     75,000           93,672
Telecom Italia Capital, 144A
  5.250%, due 11/15/13                                       90,000           90,179
Telus Corp.,
  8.000%, due 06/01/11                                      145,000          169,547
                                                                      --------------
Total International Corporate Bonds                                          817,890
                                                                      --------------
SOVEREIGN/ SUPRANATIONAL BONDS -- 0.99%
Pemex Project Funding Master Trust,
  8.000%, due 11/15/11                                      235,000          262,612
State of Qatar, 144A
  9.750%, due 06/15/30                                      110,000          154,000
United Mexican States
  8.125%, due 12/30/19                               $      280,000   $      312,900
Westdeutsche Landesbank,
  6.750%, due 06/15/05                                      110,000          117,548
                                                                      --------------
Total Sovereign / Supranational Bonds                                        847,060
                                                                      --------------

Total International Bonds                                                  1,664,950
                                                                      --------------
Total Bonds (Cost $82,285,531)                                            84,143,642
                                                                      --------------

                                                         SHARES
                                                     --------------
SHORT-TERM INVESTMENTS -- 3.05%
  UBS Supplementary Trust U.S. Cash
    Management Prime Fund,
    yield of 1.23% (Cost $2,620,673)                      2,620,673        2,620,673
                                                                      --------------
Total Investments --100.81%
  (Cost $84,906,204)(a)                                                   86,764,315
Liabilities, in excess of cash
  and other assets -- (0.81)%                                               (694,740)
                                                                      --------------
Net Assets -- 100.00%                                                 $   86,069,575
                                                                      ==============

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $84,906,204; and net unrealized appreciation consisted of:

                Gross unrealized appreciation                      $   2,077,494
                Gross unrealized depreciation                           (219,383)
                                                                   -------------
                   Net unrealized appreciation                     $   1,858,111
                                                                   =============

(b)       Security is in default.
(c) Security is illiquid. This security amounted to $28,044 or 0.03% of net assets.
+ Variable rate security -- The rate disclosed is that in effect at December 31, 2003.
++ Interest only security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the pincipal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
%         Represents a percentage of net assets.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2003 the value of these securities amounted to $2,720,863 or 3.16% of net assets.
E.E.T.C.: Enhanced equipment trust certificate.

                 See accompanying notes to financial statements

UBS High Yield Relationship Fund

For the year ended December 31, 2003, UBS High Yield Relationship Fund returned 23.22%, compared to the 27.23% return of its benchmark, the Merrill Lynch High Yield Cash Pay Index (the "Index"). Since its inception on April 30, 1995 through December 31, 2003, the Fund returned 6.02% on an annualized basis, compared to the Index's annualized return of 7.51% (Returns for all share classes over various time periods are shown on page 60. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The primary factors behind the Fund's underperformance relative to the Index over the period were our underweights to riskier credits--specifically low-quality CCC-rated and deeply distressed bonds. Some sector underweights--most notably to utilities and telecom wireline--also had a negative impact on performance.

12-MONTH MARKET REVIEW

Over the past year, the high yield market has undergone a dramatic turnaround. In the risk-averse climate of 2002, high yield was one of the few sectors in the fixed income universe that didn't perform well. However, in 2003, apparent mounting confidence in a sustainable economic recovery and a quick end to the major conflict in Iraq created an environment in which investors were willing to assume more risk. Investors seeking greater returns fled the bond market, while those that stayed chose to invest their money in high yield bonds. Ultimately, these investors were rewarded when the sector delivered its best one-year performance since 1991.

Further supporting high yield market performance over the period were positive fundamentals and market technicals. On a fundamental basis, the market gained strength from a declining default rate, a falling distress ratio, a reduction in the number of downgrades to upgrades, operating improvement for high yield issuers and greater access to capital markets. On a technical level, a record-setting $27.1 billion flowed into US high yield mutual funds for the year, more than double the $10.7 billion that flowed into these funds in 2002. In addition, the new issue calendar was extremely active, with 488 issues priced for a total of $144.3 billion in 2003. This compares to 242 issues in 2002, priced for a total of $63 billion.

Virtually every corner of the high yield market saw improving prices during the review period. Some of the best performance, however, was in the most distressed industries, including utilities and telecommunications. Likewise, in terms of credit ratings, the riskiest segments of the market posted the best returns, with CCC-rated bonds outpacing both B- and BB-rated bonds.

WE PROACTIVELY ADJUSTED THE PORTFOLIO TO PURSUE OPPORTUNITIES

The high yield market moved back into the spotlight in 2003, but it wasn't necessarily an easy journey. As a result, we leveraged the expertise of our global network of analysts, who helped us to identify the sectors and securities that we believed held the most potential for the Fund.

Throughout 2003, many of the Fund's holdings were called or retired before their stated maturity date as companies chose to refinance existing debt in the strong market environment. We used this as an opportunity to move into what we considered to be more attractive areas of the market. For example, we held an overweight position in broadcasting as the review period began. However, when several of our broadcast holdings were called, we opted to reinvest the assets in printing/publishing and chemicals--sectors that we believed were undervalued based on our research. Ultimately, this decision generated positive results for the Fund.

We also increased our exposure to airline secured bonds. Air transportation was one of the best performing industries in high yield as the period drew to a close. Nonetheless, our analysis showed that despite this strong performance, the sector was still undervalued.

The largest sector underweights were the Fund's positions in electric-integrated and gas distribution. Many of the companies represented in these sectors were in a severely distressed state, and in need of capital in order to turn themselves around. We did not believe that this could be easily achieved. However, contrary to what we thought, these distressed companies were able to access the capital markets and, in turn, refinance their short-term debt, thus avoiding bankruptcy. As a result, these sectors generated strong performance, and the Fund was not positioned to participate.

LOOKING AHEAD

At current levels, high yield market participants have priced in a lot of the positive economic news. However, we anticipate that companies will access the equity markets to deleverage their balance sheets, or to pay for capital expenditures. Also, we expect the improved economic situation to enhance operating results that will lead to credit upgrades and significantly lower default rates. We believe these positive fundamentals could support the market over the intermediate term.

TOTAL RETURN

                                                              1 YEAR          3 YEARS          5 YEARS         ANNUALIZED
                                                               ENDED           ENDED            ENDED          4/30/95* TO
                                                             12/31/03         12/31/03         12/31/03         12/31/03
---------------------------------------------------------------------------------------------------------------------------
UBS HIGH YIELD RELATIONSHIP FUND                              23.22%            7.87%            4.74%            6.02%
---------------------------------------------------------------------------------------------------------------------------
Merrill Lynch High Yield Cash Pay Index                       27.23            10.13             5.47             7.51
---------------------------------------------------------------------------------------------------------------------------

*  PERFORMANCE INCEPTION DATE OF UBS HIGH YIELD RELATIONSHIP FUND.

   ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

   TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS High Yield Relationship Fund and the Merrill Lynch High Yield Cash Pay Index if you had invested $100,000 on April 30, 1995.

Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS HIGH YIELD RELATIONSHIP FUND VS. MERRILL LYNCH HIGH YIELD CASH PAY INDEX+

                                 UBS HIGH YIELD                   MERRILL LYNCH HIGH YIELD
                                RELATIONSHIP FUND                      CASH PAY INDEX
                                    $ 100,000                              $ 100,000
                                    $ 100,662                              $ 103,124
                                    $ 100,553                              $ 103,912
                                    $ 101,729                              $ 105,100
                                    $ 102,291                              $ 105,738
                                    $ 103,491                              $ 106,947
                                    $ 104,956                              $ 107,705
                                    $ 105,941                              $ 108,757
12/31/1995                          $ 107,361                              $ 110,502
                                    $ 108,820                              $ 112,247
                                    $ 110,836                              $ 112,417
                                    $ 110,503                              $ 112,111
                                    $ 111,210                              $ 112,161
                                    $ 112,623                              $ 112,970
                                    $ 112,963                              $ 113,649
                                    $ 113,584                              $ 114,421
                                    $ 115,713                              $ 115,602
                                    $ 119,121                              $ 118,083
                                    $ 119,625                              $ 119,377
                                    $ 121,423                              $ 121,791
12/31/1996                          $ 123,175                              $ 122,728
                                    $ 124,846                              $ 123,672
                                    $ 126,409                              $ 125,407
                                    $ 122,735                              $ 124,013
                                    $ 124,892                              $ 125,425
                                    $ 128,738                              $ 127,952
                                    $ 131,130                              $ 129,901
                                    $ 134,858                              $ 133,018
                                    $ 135,479                              $ 132,786
                                    $ 139,078                              $ 134,985
                                    $ 137,523                              $ 135,881
                                    $ 139,649                              $ 137,168
12/31/1997                          $ 139,645                              $ 138,469
                                    $ 140,588                              $ 140,531
                                    $ 141,432                              $ 141,112
                                    $ 143,331                              $ 142,328
                                    $ 143,577                              $ 143,004
                                    $ 143,922                              $ 143,999
                                    $ 142,574                              $ 144,712
                                    $ 143,397                              $ 145,537
                                    $ 130,486                              $ 139,257
                                    $ 128,769                              $ 139,536
                                    $ 126,011                              $ 137,244
                                    $ 132,152                              $ 143,493
12/31/1998                          $ 131,736                              $ 143,541
                                    $ 134,588                              $ 144,961
                                    $ 135,061                              $ 143,854
                                    $ 136,427                              $ 145,095
                                    $ 138,509                              $ 147,364
                                    $ 135,277                              $ 146,341
                                    $ 134,307                              $ 146,066
                                    $ 134,318                              $ 146,281
                                    $ 133,571                              $ 144,796
                                    $ 133,437                              $ 144,240
                                    $ 133,869                              $ 143,396
                                    $ 136,386                              $ 145,037
12/31/1999                          $ 137,659                              $ 145,798
                                    $ 136,159                              $ 145,075
                                    $ 135,656                              $ 145,200
                                    $ 133,170                              $ 143,170
                                    $ 134,349                              $ 143,220
                                    $ 133,801                              $ 141,643
                                    $ 136,170                              $ 144,068
                                    $ 137,642                              $ 145,107
                                    $ 139,389                              $ 146,878
                                    $ 137,955                              $ 146,021
                                    $ 133,907                              $ 141,736
                                    $ 128,135                              $ 137,296
12/31/2000                          $ 132,294                              $ 140,274
                                    $ 139,513                              $ 148,638
                                    $ 141,069                              $ 150,985
                                    $ 138,758                              $ 148,987
                                    $ 138,725                              $ 147,361
                                    $ 140,125                              $ 150,196
                                    $ 135,498                              $ 147,099
                                    $ 136,992                              $ 149,385
                                    $ 137,919                              $ 150,832
                                    $ 128,970                              $ 141,156
                                    $ 132,855                              $ 145,313
                                    $ 138,065                              $ 150,035
12/31/2001                          $ 136,963                              $ 148,975
                                    $ 137,817                              $ 149,809
                                    $ 135,298                              $ 148,367
                                    $ 137,930                              $ 151,892
                                    $ 139,363                              $ 154,307
                                    $ 136,497                              $ 153,472
                                    $ 128,934                              $ 142,562
                                    $ 125,887                              $ 136,889
                                    $ 128,482                              $ 140,312
                                    $ 127,088                              $ 138,063
                                    $ 127,349                              $ 136,899
                                    $ 133,845                              $ 145,100
12/31/2002                          $ 134,775                              $ 147,270
                                    $ 136,832                              $ 151,510
                                    $ 138,242                              $ 153,458
                                    $ 141,982                              $ 157,433
                                    $ 148,074                              $ 166,280
                                    $ 148,236                              $ 168,076
                                    $ 152,537                              $ 172,659
                                    $ 151,422                              $ 170,193
                                    $ 153,812                              $ 172,420
                                    $ 157,185                              $ 177,025
                                    $ 160,213                              $ 180,641
                                    $ 161,779                              $ 183,127
12/31/2003                          $ 166,064                              $ 187,367

+ FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION OF TAXES THAT WOULD BE PAID ON REDEMPTIONS OF FUND SHARES FOR REBALANCING.

TOP TEN U.S. FIXED INCOME HOLDINGS

AS OF DECEMBER 31, 2003

                                                       PERCENTAGE OF
                                                         NET ASSETS
--------------------------------------------------------------------
Mediacom LLC
 9.500%, due 01/15/13                                       1.3%

American Airlines, Inc.
 6.977%, due 05/23/21                                       1.2

AES Corp.
 9.375%, due 09/15/10                                       1.2

Land O Lakes, Inc.
 8.750%, due 11/15/11                                       1.0

Crown Cork & Seal Co., Inc.
 8.000%, due 04/15/23                                       0.9

Dynegy Holding, Inc.
 6.875%, due 04/01/11                                       0.9

WorldCom, Inc.
 6.500%, due 04/15/10                                       0.9

Sheridan Acquisition Corp., 144A
 10.250%, due 08/15/11                                      0.9

WRC Media, Inc.
 12.750%, due 11/15/09                                      0.8

Omnova Solutions, Inc.
 11.250%, due 06/01/10                                      0.8
--------------------------------------------------------------------
Total                                                       9.9%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2003

U.S. Corporate Bonds
  Aerospace & Military                                                         2.45%
  Airlines                                                                     1.97
  Appliances & Household Durables                                              0.67
  Autos/Durables                                                               1.70
  Building Materials                                                           1.66
  Cable TV / Pay Services                                                      3.06
  Chemicals                                                                    6.28
  Computer Systems                                                             0.70
  Construction                                                                 1.17
  Consumer                                                                     0.62
  Consumer Durables                                                            0.57
  Electric Components                                                          1.69
  Energy                                                                       6.23
  Environmental                                                                0.50
  Financial Services.                                                          2.49
  Food & House Products                                                        4.78
  Food & Beverage                                                              0.59
  Gaming.                                                                      1.28
  Health: Drugs                                                                0.76
  Health: Non-Drugs                                                            3.26
  Healthcare                                                                   0.39
  Hotel & Lodging                                                              1.18
  Housing/Paper                                                                3.74
  Industrial Components                                                        0.57
  Leisure & Tourism                                                            2.34
  Machinery & Engineering                                                      0.52
  Metals Steel                                                                 1.31
  Miscellaneous Materials                                                      1.77
  Non-Durables                                                                 0.86
  Packaging & Containers                                                       1.57
  Publishing                                                                   3.59
  Radio Broadcasting                                                           1.41
  Real Estate                                                                  0.74
  Recreation.                                                                  3.00
  Retail/Apparel                                                               3.33
  Services/Miscellaneous                                                       6.90
  Telecommunications                                                           6.30
  Telecommunications-Wireless                                                  3.23
  Television Broadcasting                                                      4.17
  Transportation                                                               1.61
  Utilities                                                                    3.14
                                                                             ------
      Total U.S. Corporate Bonds                                              94.10

U.S. Equities
  Telecommunications - Services                                                0.02
                                                                             ------
      Total U.S. Equities                                                      0.02

U.S. Convertible Preferred
  Publishing                                                                   0.36
                                                                             ------
      Total U.S. Convertible Preferred                                         0.36

SHORT-TERM INVESTMENTS                                                         2.84
                                                                             ------
  TOTAL INVESTMENTS                                                           97.32
CASH AND OTHER ASSETS, LESS LIABILITIES                                        2.68
                                                                             ------
NET ASSETS                                                                   100.00%
                                                                             ======

UBS HIGH YIELD RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2003

                                                                              FACE
                                                                             AMOUNT           VALUE
                                                                         --------------   --------------
U.S. BONDS -- 94.10%
ACC Escrow Corp., 144A
  10.000%, due 08/01/11                                                  $      500,000   $      557,500
Accuride Corp.
  9.250%, due 02/01/08                                                          750,000          770,625
Acetex Corp.
  10.875%, due 08/01/09                                                         400,000          444,000
Activant Solutions, Inc.
  10.500%, due 06/15/11                                                         750,000          807,188
Adelphia Communications Corp.
  9.375%, due 11/15/09                                                        1,105,000        1,044,225
Advanced Accessory Systems LLC
  10.750%, due 06/15/11                                                       1,125,000        1,238,906
Advanstar Communications, Inc.,144A
  10.750%, due 08/15/10                                                       1,000,000        1,082,500
AES Corp.
  9.375%, due 09/15/10                                                        1,860,000        2,062,252
Ainsworth Lumber Co., Ltd.
  12.500%, due 07/15/07                                                       1,000,000        1,175,000
AK Steel Corp.
  7.750%, due 06/15/12                                                        1,450,000        1,239,750
Alamosa Delaware, Inc.
  11.000%, due 07/31/10                                                         926,000        1,004,710
Alamosa Holdings, Inc. (f)
  7.500%, due 07/31/13                                                            1,425          491,625
Alderwoods Group, Inc.
  12.250%, due 01/02/09                                                       1,100,000        1,237,500
Alliance Imaging, Inc.
  10.375%, due 04/15/11                                                       1,250,000        1,325,000
Allied Waste North America, Series B
  7.875%, due 01/01/09                                                          850,000          886,125
American Airlines, Inc.
  6.977%, due 05/23/21                                                        2,413,199        2,162,434
  7.155%, due 04/15/06                                                          750,000          731,919
  8.608%, due 10/01/12                                                          650,000          591,922
American Color Graphics, Inc., 144A
  10.000%, due 06/15/10                                                         950,000          973,750
American Restaurant Group, Inc., Series D
  11.500%, due 11/01/06                                                         650,000          325,000
American Towers, Inc.,144A
  7.250%, due 12/01/11                                                          975,000          992,062
AMI Semiconductor, Inc.,
  10.750%, due 02/01/13                                                         487,000          580,748
Amkor Technologies, Inc.
  7.750%, due 05/15/13                                                          750,000          804,375
  9.250%, due 02/15/08                                                          250,000          283,750
Anchor Glass Container Corp.,
  11.000%, due 02/15/13                                                         750,000          870,000
Applica, Inc.
  10.000%, due 07/31/08                                                         323,000          323,000
Armor Holdings, Inc.,144A
  8.250%, due 08/15/13                                                          675,000          722,250
Atrium Cos., Inc., Series B
  10.500%, due 05/01/09                                                         600,000          642,000
B&G Foods, Inc., Series D
  9.625%, due 08/01/07                                                          500,000          515,625
Bally Total Fitness Holding Corp., 144A
  10.500%, due 07/15/11                                                         500,000          502,500
BE Aerospace, Inc., Series B
  8.875%, due 05/01/11                                                        1,350,000        1,265,625
Bear Island Paper Co., LLC, Series B
  10.000%, due 12/01/07                                                  $      500,000   $      427,500
Berry Plastics Corp.
  10.750%, due 07/15/12                                                         750,000          863,437
Better Minerals & Aggregates Co.
  13.000%, due 09/15/09                                                         750,000          412,500
Block Communications, Inc.
  9.250%, due 04/15/09                                                          550,000          591,250
Blue Ridge Paper Products, Inc.,144A
  9.500%, due 12/15/08                                                        1,250,000        1,250,000
Boise Cascade Corp.
  7.000%, due 11/01/13                                                          725,000          753,669
Brickman Group Ltd., (The)
  11.750%, due 12/15/09                                                         775,000          902,875
Buckeye Technologies, Inc.
  8.000%, due 10/15/10                                                        1,250,000        1,225,000
Buffets, Inc.
  11.250%, due 07/15/10                                                       1,250,000        1,340,625
Building Materials Corp. of America, Series B
  7.750%, due 07/15/05                                                          500,000          511,250
Cadmus Communications Corp.
  9.750%, due 06/01/09                                                          900,000          960,750
Calpine Canada Energy Finance Corp.
  8.500%, due 05/01/08                                                        1,500,000        1,196,250
Calpine Corp.
  8.500%, due 02/15/11                                                        1,000,000          791,250
  8.750%, due 07/15/13,144A                                                     500,000          487,500
Centennial Cellular Corp.
  10.750%, due 12/15/08                                                         750,000          791,250
Centennial Cellular Operating Co.,
  10.125%, due 06/15/13                                                         750,000          823,125
Charter Communications Holdings
  10.000%, due 04/01/09                                                       1,000,000          890,000
  10.000%, due 05/15/11                                                       1,300,000        1,131,000
Cincinnati Bell, Inc.,144A
  8.375%, due 01/15/14                                                        1,000,000        1,075,000
Collins & Aikman Products Corp.
  10.750%, due 12/31/11                                                         750,000          736,875
Continental Airlines, Inc., +
  7.461%, due 04/01/15                                                        1,018,406          995,274
Couche-Tard U.S.Finance Corp.,144A
  7.500%, due 12/15/13                                                          550,000          576,125
Crown Castle International Corp.
  7.500%, due 12/01/13,144A                                                     750,000          753,750
  9.375%, due 08/01/11                                                          750,000          832,500
Crown Cork & Seal Co., Inc.
  8.000%, due 04/15/23                                                        1,750,000        1,636,250
Crown European Holdings S.A.,
  9.500%, due 03/01/11                                                          750,000          849,375
  10.875%, due 03/01/13                                                         900,000        1,058,625
CSC Holdings, Inc.
  7.625%, due 07/15/18                                                          200,000          210,000
  7.875%, due 12/15/07                                                          750,000          791,250
CSC Holdings, Inc., Series B
  7.625%, due 04/01/11                                                          700,000          736,750
Dobson Communications Corp.
  8.875%, due 10/01/13,144A                                                     900,000          911,250
  10.875%, due 07/01/10                                                         625,000          681,250
DRS Technologies, Inc.,144A
  6.875%, due 11/01/13                                                          750,000          770,625

                                                                              FACE
                                                                             AMOUNT           VALUE
                                                                         --------------   --------------
Dura Operating Corp., Series D
  9.000%, due 05/01/09                                                   $      550,000   $      550,000
Dynegy Holdings, Inc.
  6.875%, due 04/01/11                                                        1,750,000        1,612,187
El Pollo Loco, Inc.,144A
  9.250%, due 12/15/09                                                        1,000,000        1,012,500
Energy Partners Ltd.
  8.750%, due 08/01/10                                                        1,075,000        1,118,000
Equinox Holdings, Inc.,144A
  9.000%, due 12/15/09                                                        1,000,000        1,032,500
Equistar Chemicals LP
  6.500%, due 02/15/06                                                          525,000          530,250
  8.750%, due 02/15/09                                                          250,000          261,250
  10.625%, due 05/01/11                                                         500,000          552,500
Extendicare Health Services, Inc.
  9.350%, due 12/15/07                                                        1,150,000        1,184,500
  9.500%, due 07/01/10                                                          500,000          555,000
FastenTech, Inc.,144A
  11.500%, due 05/01/11                                                       1,000,000        1,081,250
Fedders North America
  9.375%, due 08/15/07                                                        1,000,000        1,005,000
Felcor Lodging LP
  9.000%, due 06/01/11                                                          520,000          564,200
Fisher Scientific International, Inc.
  8.125%, due 05/01/12                                                          652,000          699,270
Four M Corp., Series B
  12.000%, due 06/01/06                                                         650,000          646,750
Frontier Oil Corp.
  11.750%, due 11/15/09                                                         400,000          452,000
FrontierVision Holdings L.P., Series B (e)
  11.875%, due 09/15/07                                                         450,000          477,000
Gaylord Entertainment Co.,144A
  8.000%, due 11/15/13                                                          350,000          369,250
Gencorp, Inc.,144A
  9.500%, due 08/15/13                                                        1,000,000        1,037,500
GEO Specialty Chemicals
  10.125%, due 08/01/08                                                         625,000          196,875
Georgia-Pacific Corp.
  8.875%, due 05/15/31                                                        1,200,000        1,320,000
  9.375%, due 02/01/13                                                          625,000          718,750
  9.500%, due 12/01/11                                                          500,000          580,000
Giant Industries
  9.000%, due 09/01/07                                                        1,225,000        1,249,500
  11.000%, due 05/15/12                                                       1,000,000        1,080,000
Granite Broadcasting Corp.
  9.750%, due 12/01/10,144A                                                   1,150,000        1,147,125
  10.375%, due 05/15/05                                                       1,100,000        1,101,375
Gray Television, Inc.
  9.250%, due 12/15/11                                                          500,000          557,500
Grey Wolf, Inc., Series C
  8.875%, due 07/01/07                                                          447,000          460,410
Hanover Compressor Co.
  0.000%, due 03/31/07 (zero coupon)                                            750,000          551,250
Hollinger International Publishing Corp.
  9.000%, due 12/15/10                                                          875,000          929,687
Hornbeck-Leevac Marine Services
  10.625%, due 08/01/08                                                         750,000          828,750
Host Marriott LP, 144A
  7.125%, due 11/01/13                                                        1,000,000        1,020,000
IASIS Healthcare Corp.,
  8.500%, due 10/15/09                                                          820,000          854,850
Imax Corp.,144A
  9.625%, due 12/01/10                                                   $      825,000   $      867,281
IMC Global, Inc.,144A
  10.875%, due 08/01/13                                                         575,000          629,625
IMC Global, Inc.,
  11.250%, due 06/01/11                                                       1,000,000        1,100,000
Ingles Markets, Inc.
  8.875%, due 12/01/11                                                        1,250,000        1,256,250
Insight Communications Co., Inc. (f)
  0.000%, due 02/15/11                                                        1,450,000        1,239,750
Interface, Inc.
  10.375%, due 02/01/10                                                         750,000          793,125
Intrawest Corp.,144A
  7.500%, due 10/15/13                                                          400,000          416,000
IPC Acquisition Corp.
  11.500%, due 12/15/09                                                         750,000          817,500
Jacobs Entertainment Co.
  11.875%, due 02/01/09                                                       1,000,000        1,120,000
Jafra Cosmetics International, Inc.,
  10.750%, due 05/15/11                                                         750,000          823,125
John Q. Hammons Hotels, Inc., Series B
  8.875%, due 05/15/12                                                          750,000          826,875
Kansas City Southern Railway Co.
  7.500%, due 06/15/09                                                        1,000,000        1,025,000
Land O Lakes, Inc.
  8.750%, due 11/15/11                                                        2,000,000        1,750,000
Le-Natures, Inc., 144A
  9.000%, due 06/15/13                                                        1,000,000        1,055,000
Levi Strauss & Co.
  12.250%, due 12/15/12                                                         775,000          503,750
MTR Gaming Group, Inc.,
  9.750%, due 04/01/10                                                        1,000,000        1,070,000
Mail-Well Corp., Series B
  8.750%, due 12/15/08                                                          600,000          598,500
Majestic Star Casino LLC,144A
  9.500%, due 10/15/10                                                        1,150,000        1,178,750
Massey Energy Co.
  6.950%, due 03/01/07                                                          500,000          512,500
Mediacom LLC
  9.500%, due 01/15/13                                                        2,250,000        2,385,000
Merisant Co., 144A
  9.500%, due 07/15/13                                                          900,000          958,500
Meristar Hospitality Corp.
  9.000%, due 01/15/08                                                        1,000,000        1,045,000
  9.125%, due 01/15/11                                                          250,000          265,000
Methanex Corp.
  8.750%, due 08/15/12                                                          500,000          557,500
Millar Western Forest,144A
  7.750%, due 11/15/13                                                        1,000,000        1,037,500
Millennium America, Inc.
  9.250%, due 06/15/08                                                          500,000          545,000
  9.250%, due 06/15/08,144A                                                     325,000          354,250
Mirant Americas Generation, Inc.
  7.625%, due 05/01/06                                                        1,200,000        1,014,000
Mothers Work, Inc.
  11.250%, due 08/01/10                                                         500,000          555,625
Nexstar Finance Holdings, Inc., LLC, 144A
  11.375%, due 04/01/13                                                       1,000,000          731,250
NexStar Finance, Inc., LLC
  7.000%, due 01/15/14                                                        1,000,000        1,005,000

                                                                              FACE
                                                                             AMOUNT           VALUE
                                                                         --------------   --------------
Nortek Holdings, Inc., Series B
  8.875%, due 08/01/08                                                   $      500,000   $      523,125
  9.125%, due 09/01/07                                                          951,000          983,096
Omnova Solutions, Inc.
  11.250%, due 06/01/10                                                       1,250,000        1,387,500
Owens-Brockway Glass Containers Corp.
  8.875%, due 02/15/09                                                        1,000,000        1,096,250
Pacifica Papers, Inc.
  10.000%, due 03/15/09                                                         500,000          530,000
Parker Drilling Corp., Series B
  10.125%, due 11/15/09                                                       1,000,000        1,060,000
Pathmark Stores, Inc.
  8.750%, due 02/01/12                                                        1,250,000        1,306,250
Perry Ellis International, Inc., Series B
  9.500%, due 03/15/09                                                        1,000,000        1,082,500
Petco Animal Supplies, Inc.
  10.750%, due 11/01/11                                                         500,000          585,000
Phillips-Van Heusen Corp.
  9.500%, due 05/01/08                                                          500,000          520,000
Pinnacle Holdings, Inc.,144A
  8.250%, due 12/01/13                                                          400,000          414,000
Plains Exploration & Production Co., Series B
  8.750%, due 07/01/12                                                          800,000          879,000
Pliant Corp.,
  11.125%, due 09/01/09                                                         600,000          648,000
Prime Hospitality Corp., Series B
  8.375%, due 05/01/12                                                          425,000          438,813
Prime Medical Services, Inc.
  8.750%, due 04/01/08                                                        1,375,000        1,326,875
PRIMEDIA, Inc.
  8.875%, due 05/15/11                                                          775,000          817,625
Qwest Capital Funding, Inc.
  7.000%, due 08/03/09                                                        1,000,000          992,500
Qwest Corp., 144A
  9.125%, due 03/15/12                                                          675,000          774,563
Qwest Services Corp., 144A
  13.500%, due 12/15/10                                                         462,000          561,330
R.H. Donnelly, Inc.
  9.125%, due 06/01/08                                                        1,063,000        1,108,177
Reliant Resources, Inc., 144A
  9.250%, due 07/15/10                                                          750,000          795,000
  9.500%, due 07/15/13                                                          400,000          428,000
Rhodia S.A., 144A
  8.875%, due 06/01/11                                                        1,250,000        1,150,000
Rite Aid Corp.
  8.125%, due 05/01/10                                                          500,000          537,500
River Rock Entertainment Authority,144A
  9.750%, due 11/01/11                                                        1,250,000        1,343,750
Rockwood Specialties Group, Inc.,144A
  10.625%, due 05/15/11                                                       1,200,000        1,338,000
Roundy's, Inc., Series B
  8.875%, due 06/15/12                                                          600,000          640,500
Samina Corp.,
  10.375%, due 01/15/10                                                         400,000          468,000
SBA Communications Corp.
  9.750%, due 12/15/11,144A (f)                                               1,000,000          705,000
  10.250%, due 02/01/09                                                         500,000          491,250
Sbarro, Inc.
  11.000%, due 09/15/09                                                       1,000,000          790,000
Sequa Corp.
  9.000%, due 08/01/09                                                          500,000          551,250
Sheridan Acquisition Corp.,144A
  10.250%, due 08/15/11                                                  $    1,500,000   $    1,591,875
Sinclair Broadcast Group, Inc.
  8.000%, due 03/15/12                                                        1,000,000        1,080,000
Smurfit-Stone Container Corp.
  8.250%, due 10/01/12                                                          600,000          651,000
Starwood Hotels & Resorts Worldwide, Inc.
  7.875%, due 05/01/12                                                          650,000          731,250
Stena AB,144A
  7.500%, due 11/01/13                                                        1,000,000        1,030,000
Team Health, Inc., Series B
  12.000%, due 03/15/09                                                       1,250,000        1,350,000
Tekni-plex, Inc.
  12.750%, due 06/15/10                                                       1,050,000        1,144,500
Tembec Industries, Inc.
  7.750%, due 03/15/12                                                          500,000          497,500
  8.500%, due 02/01/11                                                          800,000          828,000
Tenneco Automotive, Inc.
  11.625%, due 10/15/09                                                         250,000          270,000
Tenneco Automotive, Inc.,
  10.250%, due 07/15/13                                                         600,000          682,500
Terra Capital, Inc.
  11.500%, due 06/01/10                                                         750,000          783,750
  12.875%, due 10/15/08                                                         500,000          590,000
Tesoro Petroleum Corp., Series B
  9.000%, due 07/01/08                                                        1,100,000        1,141,250
Tommy Hilfiger USA, Inc.
  6.850%, due 06/01/08                                                          750,000          751,875
Town Sports International, Inc.,
  9.625%, due 04/15/11                                                        1,000,000        1,070,000
Trico Marine Services, Inc.
  8.875%, due 05/15/12                                                          350,000          255,500
Triton PCS, Inc.
  8.500%, due 06/01/13                                                          750,000          806,250
  9.375%, due 02/01/11                                                          250,000          255,000
Tropical Sportswear International Corp.,
  Series A
  11.000%, due 06/15/08                                                         700,000          567,000
U.S. Unwired, Inc.
  13.375%, due 11/01/09                                                       1,250,000          906,250
Unisys Corp.
  6.875%, due 03/15/10                                                          400,000          433,000
Universal Hospital Services, Inc.,144A
  10.125%, due 11/01/11                                                       1,000,000        1,050,000
Vertis, Inc.
  9.750%, due 04/01/09                                                          750,000          814,688
Vertis, Inc., Series B
  10.875%, due 06/15/09                                                         800,000          850,000
Von Hoffmann Press, Inc.
  10.250%, due 03/15/09                                                         500,000          532,500
  10.375%, due 05/15/07                                                         750,000          756,563
Westlake Chemical Corp.,144A
  8.750%, due 07/15/11                                                          650,000          711,750
Wheeling Island Gaming, Inc.
  10.125%, due 12/15/09                                                       1,250,000        1,325,000
William Carter Co., Series B
  10.875%, due 08/15/11                                                         568,000          656,040
WorldCom, Inc. (e)
  6.500%, due 04/15/10                                                        2,000,000        1,610,000
WRC Media, Inc.
  12.750%, due 11/15/09                                                       1,575,000        1,504,125

                                                                              FACE
                                                                             AMOUNT           VALUE
                                                                         --------------   --------------
Wynn Las Vegas LLC
  12.000%, due 11/01/10                                                  $      800,000   $      942,000
XM Satellite Radio, Inc.,
  12.000%, due 06/15/10                                                         700,000          791,000
Young Broadcasting, Inc.
  8.500%, due 12/15/08                                                          625,000          671,875
                                                                                          --------------
Total U.S. Bonds (Cost $158,736,812)                                                         166,896,526
                                                                                          --------------

                                                                             SHARES
                                                                         --------------
EQUITIES -- 0.38%
U.S. EQUITIES -- 0.02%
Food & House Products -- 0.00%
  Aurora Foods, Inc. (b)                                                         16,453               82
                                                                                          --------------
Telecommunication Services -- 0.02%
  Pegasus Communications Corp.(b)                                                 1,162           32,629
                                                                                          --------------

Total U.S. Equities (Cost $150,572)                                                               32,711
                                                                                          --------------
U.S. CONVERTIBLE PREFERRED -- 0.36%
Metals - Steel -- 0.00%
  Weirton Steel Corp., Series C
    Convertible (Zero Coupon)(c)                                                 18,450            6,826
                                                                                          --------------
Publishing -- 0.36%
  CSC Holdings, Inc., Series M, PIK,
    11.125% (b)                                                                   6,000          630,000
                                                                                          --------------
Total U.S. Convertible Preferred
  (Cost $1,917,327)                                                                              636,826
                                                                                          --------------

                                                                            WARRANTS          VALUE
                                                                         --------------   --------------
WARRANTS -- (c) 0.00%
  Dayton Superior Corp., 144A,
    expires 06/15/09 (b)                                                          1,500   $           15
  HF Holdings, Inc., (b)                                                          8,680               87
  Leap Wireless International, Inc., 144A,
    expires 04/15/10 (d)                                                          1,385                0
  Pliant Corp., 144A,
    expires 06/01/10 (b)                                                          1,090               11
  Winsloew Furniture, Inc., 144A,
    expires 08/15/07 (b)                                                            400                4
                                                                                          --------------
Total Warrants (Cost $4,765,423)                                                                     117
                                                                                          --------------
Total Equities (Cost $6,833,322)                                                                 669,654
                                                                                          --------------
SHORT-TERM INVESTMENTS -- 2.84%
  UBS Supplementary Trust U.S. Cash
   Management Prime Fund, yield of 1.23%
   (Cost $5,041,571)                                                          5,041,571        5,041,571
                                                                                          --------------
Total Investments -- 97.32%
  (Cost $170,611,705)(a)                                                                     172,607,751
Cash and other assets,
  less liabilities -- 2.68%                                                                    4,750,920
                                                                                          --------------
Net Assets -- 100.00%                                                                     $  177,358,671
                                                                                          ==============

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $170,611,705; and net unrealized appreciation consisted of:

             Gross unrealized appreciation                                $    9,868,139
             Gross unrealized depreciation                                    (7,872,093)
                                                                          --------------
               Net unrealized appreciation                                $    1,996,046
                                                                          ==============

(b)      Non-income producing security.
(c) Security is illiquid. These securities amounted to $6,943 or 0.00% of net assets.
(d) Security is fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2003, the value of security amounted to $0.00 or 0.00% of net assets.
(e)      Security is in default.
(f) Step Bonds -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2003. Maturity date disclosed is the ultimate maturity date.
+ Variable rate security -- The rate disclosed is that in effect at December 31, 2003.
%        Represents a percentage of net assets.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2003, the value of these securities amounted to $36,476,391 or 20.57% of net assets.

                 See accompanying notes to financial statements

UBS EMERGING MARKETS DEBT RELATIONSHIP FUND

For the year ended December 31, 2003, UBS Emerging Market Debt Relationship Fund returned 28.62%, outperforming the 25.66% return of its benchmark, the Emerging Markets Debt Benchmark (the "Index"). Since the Fund's inception on June 30, 1995, through December 31, 2003, the Fund has returned 18.84% on an annualized basis, compared to the 15.10% return of the Index. (Returns for all share classes over various time periods are shown on page 68. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

The primary driver of the Fund's outperformance was country allocation, particularly overweights in Brazil, Indonesia and Serbia, combined with underweights in China and Korea. Security selection in Argentina and Mexico also benefited relative performance.

12-MONTH MARKET REVIEW

Emerging markets bonds generated extremely strong results in 2003, as investors poured their money into this area of the market, driving prices up. This technical support, along with the fundamental improvements the market enjoyed during the year--including low global interest rates, improved global growth prospects and higher commodity prices--pushed emerging markets debt spreads to historically low levels.

From a performance perspective, higher-risk countries outperformed during the period. For example, Brazil and Turkey enjoyed a virtuous cycle of currency appreciation, lower interest rates and improved sentiment. High oil prices and higher-than-expected oil exports led to strong returns in Ecuador and Venezuela. In particular, Venezuela was successful in restarting oil production, following a massive oil sector strike at the end of 2002. In Nigeria, the government continued to service its bond obligations even though it ran arrears with official creditors (that is, other countries). Uruguay successfully restructured its debt, thereby lowering its near-term financing needs. Argentina, the strongest performer in the first half of the year, was among the worst performers in the second half of the year. The probability of a fast restructuring declined as the Argentine government refused to budge from its initial proposal to haircut the value of its defaulted debt by 75%.

In October, Moody's, a widely recognized ratings service, upgraded Russia to investment grade. Russian debt dynamics continued to improve in 2003 due to high oil exports and strong growth. However, the performance of Russian corporate bonds was volatile due to tensions between the government and high profile businessmen. Alternately, higher-quality credits, like China and Korea, underperformed in an increasingly risk-tolerant environment.

OPPORTUNISTIC ADJUSTMENTS ADDED RELATIVE VALUE

Our investment approach is based on our conviction that discrepancies occur between market prices and fundamental value. We look to take advantage of these discrepancies by investing in securities that we believe are selling for less than their true, or intrinsic, value. We employ this approach in evaluating the relative attractiveness of the asset class, individual countries, and select debt securities. This process helped us to uncover investment opportunities, even as they became harder to identify as the yield spread (differential) between emerging markets bonds and US Treasuries narrowed over the period.

On a country level, our relative performance benefited the most from an overweight in Brazil. However, as the period drew to a close, we took profits from this position, and reduced our exposure, shifting to a slight underweight relative to the Index. While growth in Brazil is expected to pick up next year, we believe this market does not offer much additional upside potential. Toward the end of the fiscal year, we increased the Fund's overweight in Colombia, as we believed the current government was capable of implementing necessary fiscal reforms.

The Fund's relative performance this year was also aided by our underweight in Korea. Korea's market underperformed due to growing concerns about the production of nuclear weapons and the situation in the Middle East. When prices fell in the first half of the year, we increased our position to a neutral exposure, but then reduced it again when prices appreciated.

Relative performance was hindered during the year by our underweights to Turkey and Nigeria, and by our exposure to the Dominican Republic. In Turkey, our underweight was based on our belief that prices were well past fundamental valuations due to optimism about the prospect of future European Monetary Union accession. We increased the Fund's exposure to the Dominican Republic, since it was trading at distressed levels and we felt that the government would be capable of implementing reforms to improve its fiscal situation. However, we underestimated the government's lack of resolve--it was slow to implement International Monetary Fund-mandated reforms--and we did not foresee a worsening of its electricity crisis. The Dominican Republic generated the worst performance over the review period.

On an instrument level, our exposure to Mexican corporate bonds enhanced results during the fiscal year. After falling in 2002, Mexican corporate bond prices rose on the strength of the US economic recovery. Exposure to Indonesian and Serbian debt also contributed to relative performance.

LOOKING AHEAD

We recognize that an increase in US interest rates is a very real threat to the global fixed income markets. Rather than try to time the end of the current market rally, however, we have sought to decrease the Fund's risk exposure as the spread between emerging market bonds and US Treasuries has decreased. Going forward, while it is possible that we may miss some additional upside with this approach, we do not believe that prices warrant the additional risk.

Looking ahead, in Turkey, we continue to be wary of current excessive valuations. We view Mexico, despite its lack of progress on fiscal reform, as a lower-risk credit, able to access a deep local market for its funding needs. We believe credit fundamentals in Russia are continuing to improve. Finally, we view Ecuador favorably, given oil production that has exceeded expectations and the government's passage of a civil service reform bill.

TOTAL RETURN

                                                                      1 YEAR      3 YEARS     5 YEARS    ANNUALIZED
                                                                       ENDED       ENDED       ENDED     6/30/95* TO
                                                                     12/31/03     12/31/03    12/31/03    12/31/03
--------------------------------------------------------------------------------------------------------------------
UBS EMERGING MARKETS DEBT RELATIONSHIP FUND**                         28.62%       17.10%      19.87%      18.84%
--------------------------------------------------------------------------------------------------------------------
UBS Emerging Markets Debt Relationship Fund(1)                        27.98        16.91       19.75       18.77
--------------------------------------------------------------------------------------------------------------------
Emerging Markets Debt Benchmark(2)                                    25.66        12.94       15.98       15.10
--------------------------------------------------------------------------------------------------------------------
JP Morgan EMBI Global                                                 25.66        12.94       15.40       14.63
--------------------------------------------------------------------------------------------------------------------
JP Morgan EMBI+                                                       28.82        13.45       16.30       15.28
--------------------------------------------------------------------------------------------------------------------

*    PERFORMANCE INCEPTION DATE OF UBS EMERGING MARKETS DEBT RELATIONSHIP FUND.

** TOTAL RETURN BASED ON NAV - DOES NOT INCLUDE THE PAYMENT OF A 0.50% TRANSACTION CHARGE ON FUND SHARE PURCHASES.

(1) STANDARDIZED TOTAL RETURN - INCLUDES THE PAYMENT OF A 0.50% TRANSACTION CHARGE ON A FUND SHARE PURCHASED AFTER 12/31/95.

(2)  AN UNMANAGED INDEX COMPILED BY THE ADVISOR, CONSTRUCTED AS FOLLOWS:
     INCEPTION 12/31/90 - 12/31/95: 100% J.P. MORGAN EMBI; 1/1/96 - 6/30/2000:
     100% J.P. MORGAN EMBI+; 7/1/2000 - CURRENT: 100% J.P. MORGAN EMBI GLOBAL.

     ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS Emerging Markets Debt Relationship Fund (excluding transaction charges), the Emerging Markets Debt Benchmark, the JP Morgan EMBI+ and the JP Morgan EMBI Global, if you had invested $100,000 on June 30, 1995. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS EMERGING MARKETS DEBT RELATIONSHIP FUND VS. JP MORGAN EMBI GLOBAL, JP MORGAN EMBI+ & EMERGING MARKETS DEBT BENCHMARK+

                UBS EMERGING MARKETS    JP MORGAN EMBI                             EMERGING MARKETS DEBT
               DEBT RELATIONSHIP FUND       GLOBAL            JP MORGAN EMBI+            BENCHMARK
                            $  99,500        $ 100,000              $ 100,000                  $ 100,000
                            $  98,457        $ 100,034              $ 100,074                  $ 100,074
                            $ 101,162        $ 102,823              $ 102,435                  $ 102,435
                            $ 105,184        $ 106,438              $ 105,964                  $ 105,964
                            $ 104,318        $ 105,411              $ 104,876                  $ 104,876
                            $ 108,257        $ 108,975              $ 108,546                  $ 108,546
     12/31/1995             $ 115,818        $ 116,457              $ 116,772                  $ 116,772
                            $ 126,810        $ 126,385              $ 125,646                  $ 125,646
                            $ 118,273        $ 119,132              $ 118,715                  $ 118,715
                            $ 121,294        $ 121,802              $ 121,419                  $ 121,419
                            $ 128,896        $ 127,826              $ 128,043                  $ 128,043
                            $ 131,574        $ 129,811              $ 130,259                  $ 130,259
                            $ 135,701        $ 133,412              $ 134,838                  $ 134,838
                            $ 138,541        $ 134,849              $ 137,656                  $ 137,656
                            $ 144,509        $ 139,122              $ 142,712                  $ 142,712
                            $ 155,542        $ 147,264              $ 151,916                  $ 151,916
                            $ 157,456        $ 148,475              $ 153,109                  $ 153,109
                            $ 166,164        $ 155,791              $ 160,744                  $ 160,744
     12/31/1996             $ 167,971        $ 157,483              $ 162,676                  $ 162,676
                            $ 174,678        $ 162,265              $ 167,181                  $ 167,181
                            $ 178,054        $ 164,913              $ 170,082                  $ 170,082
                            $ 171,400        $ 159,418              $ 163,948                  $ 163,948
                            $ 176,783        $ 164,101              $ 168,801                  $ 168,801
                            $ 184,160        $ 169,664              $ 175,352                  $ 175,352
                            $ 189,992        $ 173,379              $ 179,388                  $ 179,388
                            $ 198,064        $ 180,545              $ 186,831                  $ 186,831
                            $ 198,248        $ 179,668              $ 186,075                  $ 186,075
                            $ 204,556        $ 184,655              $ 191,761                  $ 191,761
                            $ 184,978        $ 165,088              $ 169,672                  $ 169,672
                            $ 194,432        $ 172,088              $ 177,728                  $ 177,728
     12/31/1997             $ 201,266        $ 176,297              $ 183,853                  $ 183,853
                            $ 202,255        $ 177,145              $ 183,481                  $ 183,481
                            $ 209,485        $ 181,826              $ 188,732                  $ 188,732
                            $ 214,614        $ 185,955              $ 193,431                  $ 193,431
                            $ 214,824        $ 186,385              $ 193,899                  $ 193,899
                            $ 209,834        $ 180,758              $ 187,281                  $ 187,281
                            $ 202,936        $ 176,177              $ 181,874                  $ 181,874
                            $ 203,935        $ 177,205              $ 183,120                  $ 183,120
                            $ 144,653        $ 128,756              $ 130,500                  $ 130,500
                            $ 152,096        $ 139,881              $ 143,261                  $ 143,261
                            $ 161,374        $ 148,817              $ 152,530                  $ 152,530
                            $ 177,040        $ 159,020              $ 161,507                  $ 161,507
     12/31/1998             $ 174,417        $ 155,945              $ 157,469                  $ 157,469
                            $ 170,511        $ 152,391              $ 151,622                  $ 151,622
                            $ 172,898        $ 153,898              $ 153,799                  $ 153,799
                            $ 185,970        $ 164,095              $ 165,434                  $ 165,434
                            $ 200,480        $ 174,187              $ 176,739                  $ 176,739
                            $ 191,394        $ 165,191              $ 166,663                  $ 166,663
                            $ 198,213        $ 171,538              $ 174,117                  $ 174,117
                            $ 196,863        $ 168,680              $ 170,506                  $ 170,506
                            $ 196,776        $ 168,790              $ 170,263                  $ 170,263
                            $ 204,260        $ 174,096              $ 176,203                  $ 176,203
                            $ 213,750        $ 180,264              $ 183,002                  $ 183,002
                            $ 217,502        $ 185,089              $ 188,183                  $ 188,183
     12/31/1999             $ 229,801        $ 193,650              $ 198,369                  $ 198,369
                            $ 228,886        $ 190,668              $ 194,443                  $ 194,443
                            $ 241,311        $ 200,915              $ 206,966                  $ 206,966
                            $ 247,979        $ 206,377              $ 213,486                  $ 213,486
                            $ 243,491        $ 202,571              $ 209,409                  $ 209,409
                            $ 237,385        $ 197,887              $ 204,079                  $ 204,079
                            $ 251,946        $ 207,108              $ 214,436                  $ 214,436
                            $ 259,599        $ 213,021              $ 220,914                  $ 220,558
                            $ 267,445        $ 219,815              $ 228,688                  $ 227,592
                            $ 262,883        $ 217,445              $ 225,585                  $ 225,139
                            $ 257,743        $ 213,032              $ 220,521                  $ 220,570
                            $ 256,531        $ 212,175              $ 219,378                  $ 219,682
     12/31/2000             $ 268,853        $ 221,542              $ 229,442                  $ 229,380
                            $ 283,807        $ 232,229              $ 241,159                  $ 240,446
                            $ 278,458        $ 229,137              $ 237,331                  $ 237,244
                            $ 274,978        $ 226,574              $ 234,082                  $ 234,591
                            $ 274,866        $ 225,479              $ 232,701                  $ 233,457
                            $ 282,894        $ 230,916              $ 238,438                  $ 239,087
                            $ 289,676        $ 234,440              $ 242,114                  $ 242,735
                            $ 275,063        $ 222,297              $ 227,092                  $ 230,162
                            $ 286,879        $ 232,248              $ 238,315                  $ 240,466
                            $ 276,470        $ 224,657              $ 229,586                  $ 232,606
                            $ 279,872        $ 224,778              $ 228,243                  $ 232,731
                            $ 287,474        $ 221,907              $ 224,408                  $ 229,759
     12/31/2001             $ 297,918        $ 224,551              $ 227,633                  $ 232,497
                            $ 304,256        $ 228,704              $ 232,342                  $ 236,797
                            $ 317,685        $ 237,287              $ 242,316                  $ 245,683
                            $ 319,760        $ 237,543              $ 242,554                  $ 245,948
                            $ 324,538        $ 239,876              $ 245,096                  $ 248,363
                            $ 323,864        $ 238,639              $ 243,396                  $ 247,083
                            $ 303,812        $ 226,602              $ 229,495                  $ 234,620
                            $ 290,892        $ 216,337              $ 217,355                  $ 223,992
                            $ 310,768        $ 232,173              $ 235,765                  $ 240,388
                            $ 303,037        $ 225,742              $ 226,971                  $ 233,729
                            $ 319,095        $ 239,625              $ 244,448                  $ 248,103
                            $ 326,185        $ 246,430              $ 252,270                  $ 255,150
     12/31/2002             $ 335,674        $ 253,996              $ 260,065                  $ 262,983
                            $ 341,687        $ 258,178              $ 264,812                  $ 267,313
                            $ 354,164        $ 266,443              $ 274,268                  $ 275,870
                            $ 362,778        $ 270,756              $ 279,806                  $ 280,336
                            $ 386,260        $ 286,184              $ 297,262                  $ 296,310
                            $ 405,094        $ 298,050              $ 310,708                  $ 308,596
                            $ 404,514        $ 298,040              $ 310,712                  $ 308,585
                            $ 390,802        $ 287,487              $ 299,123                  $ 297,659
                            $ 402,565        $ 294,486              $ 307,303                  $ 304,906
                            $ 415,424        $ 304,813              $ 318,225                  $ 315,598
                            $ 414,680        $ 306,299              $ 320,751                  $ 317,137
                            $ 420,442        $ 310,069              $ 324,781                  $ 321,040
     12/31/2003             $ 431,735        $ 319,172              $ 335,028                  $ 330,465


+ FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION OF TAXES THAT WOULD BE PAID ON REDEMPTIONS OF FUND SHARES FOR REBALANCING.

TOP TEN FIXED INCOME HOLDINGS

AS OF DECEMBER 31, 2003

                                                     PERCENTAGE OF
                                                      NET ASSETS
------------------------------------------------------------------
Russian Federation
5.000%, due 03/31/30                                      9.4%
Federal Republic of Brazil,
8.000%, due 04/15/14                                      8.1
United Mexican States
8.125%, due 12/30/19                                      6.8
Russian Federation
8.250%, due 03/31/10                                      6.4
United Mexican States
8.125%, due 12/30/19                                      6.3
Russian Federation
10.000%, due 06/26/07                                     4.3
Petronas Capital Ltd.
7.875%, due 05/22/22                                      3.3
Republic of Colombia
9.750%, due 04/09/11                                      3.2
Federal Republic of Brazil,
6.000%, due 04/15/24                                      3.2
United Mexican States
11.500%, due 05/15/26                                     3.1
-----------------------------------------------------------------
Total                                                    54.1%

INDUSTRY DIVERSIFICATION

AS A PERCENTAGE OF NET ASSETS
AS OF DECEMBER 31, 2003

INTERNATIONAL BONDS
  Banks                                                  0.56%
  Construction                                           1.59
  Electrical & Electronics                               0.50
  Financial Services                                     2.32
  Foreign Government Bonds                              82.60
  Oil, Gas Exploration & Production                      5.36
  Paper & Forest Products                                0.91
  Telephone Services                                     0.15
                                                       ------
     Total International Bonds                          93.99

SHORT-TERM INVESTMENTS                                   4.56
                                                       ------
TOTAL INVESTMENTS                                       98.55

CASH AND OTHER ASSETS, LESS LIABILITIES                  1.45
                                                       ------
NET ASSETS                                             100.00%
                                                       ======

UBS EMERGING MARKETS DEBT RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31, 2003

                                                                              FACE
                                                                             AMOUNT           VALUE
                                                                         --------------   --------------
INTERNATIONAL BONDS -- 93.99%
ALGERIA -- 1.13%
 Republic of Algeria
  2.063%, due 03/04/10                                                   $    1,443,000   $    1,414,140
                                                                                          --------------
ARGENTINA -- 4.52%
Republic of Argentina
  1.162%, due 08/03/12 +                                                 DEM  2,320,000        3,549,420
  2.000%, due 04/15/07 (b)                                               $    3,770,000          703,105
  2.000%, due 09/01/49(b)                                                    17,500,000          682,500
  5.870%, due 03/31/23 (b)                                                    1,186,197          733,144
                                                                                          --------------
                                                                                               5,668,169
                                                                                          --------------
BRAZIL -- 18.98%
Braskem S.A.,144A
  12.500%, due 11/05/08                                                       1,860,000        1,934,400
Federal Republic of Brazil
  8.875%, due 04/15/24                                                        3,912,000        3,814,200
  10.125%, due 05/15/27                                                       1,300,000        1,378,000
  11.250%, due 07/26/07                                                       1,400,000        1,638,000
Federal Republic of Brazil,
  8.000%, due 04/15/14                                                       10,257,645       10,090,958
Federal Republic of Brazil,
  2.063%, due 04/15/09                                                          977,091          923,351
Federal Republic of Brazil,
  6.000%, due 04/15/24                                                        4,570,000        3,998,750
                                                                                          --------------
                                                                                              23,777,659
                                                                                          --------------
BULGARIA -- 2.31%
Republic of Bulgaria, FLIRB, Series A +
  1.938%, due 07/28/24                                                        2,930,000        2,900,700
                                                                                          --------------
CHILE -- 0.25%
Republic of Chile
  5.500%, due 01/15/13                                                          300,000          308,563
                                                                                          --------------
COLOMBIA -- 6.14%
Republic of Colombia
  9.750%, due 04/23/09                                                        1,060,000        1,169,180
  9.750%, due 04/09/11                                                        3,577,025        4,024,153
  10.375%, due 01/28/33                                                       2,330,000        2,498,925
                                                                                          --------------
                                                                                               7,692,258
                                                                                          --------------
DOMINICAN REPUBLIC -- 1.33%
Government of Dominican Republic
  9.040%, due 01/23/13                                                          270,000          201,150
  9.500%, due 09/27/06                                                        1,805,000        1,462,050
                                                                                          --------------
                                                                                               1,663,200
                                                                                          --------------
ECUADOR -- 1.75%
Republic of Equador
  7.000%, due 08/15/30                                                        2,835,000        2,197,125
                                                                                          --------------
EL SALVADOR -- 1.16%
Republic of El Salvador
  7.750%, due 01/24/23                                                          570,000          598,500
  8.500%, due 07/25/11                                                          770,000          848,925
                                                                                          --------------
                                                                                               1,447,425
                                                                                          --------------
IVORY COAST -- 0.36%
Government of Ivory Coast
  2.000%, due 03/29/18 (b)                                               $    2,736,000   $      451,440
                                                                                          --------------
MALAYSIA -- 3.35%
Petronas Capital Ltd.
  7.875%, due 05/22/22                                                        3,550,000        4,195,546
                                                                                          --------------
MEXICO -- 18.10%
Conproca S.A. de CV
  12.000%, due 06/16/10                                                       1,552,000        1,994,320
Corp. Durango, S.A. de C.V.
  13.125%, due 08/01/06                                                       1,895,000        1,137,000
Innova S. de R.L.
  9.375%, due 09/19/13, 144A.                                                   895,000          918,494
  12.875%, due 04/01/07                                                         188,907          192,213
Monterrey Power S.A.
  9.625%, due 11/15/09                                                          531,466          627,130
Pemex Project Funding Master Trust
  9.125%, due 10/13/10                                                        2,450,000        2,903,250
Petroleos Mexicanos
  9.375%, due 12/02/08                                                        2,130,000        2,524,050
United Mexican States
  8.125%, due 12/30/19                                                        7,610,000        8,504,175
  11.500%, due 05/15/26                                                       2,680,000        3,879,300
                                                                                          --------------
                                                                                              22,679,932
                                                                                          --------------
PANAMA -- 0.48%
Republic of Panama
  8.875%, due 09/30/27                                                          570,000          598,500
                                                                                          --------------
PERU -- 1.10%
Republic of Peru, FLIRB
  4.500%, due 03/07/17                                                        1,545,000        1,375,050
                                                                                          --------------
PHILIPPINES -- 3.61%
Republic of Philippines
  6.500%, due 12/01/17 (b)                                                      320,000          305,600
  9.375%, due 01/18/17                                                        1,960,000        2,102,690
  9.875%, due 01/15/19                                                        2,000,000        2,115,000
                                                                                          --------------
                                                                                               4,523,290
                                                                                          --------------
POLAND -- 0.71%
Republic of Poland
  5.750%, due 06/24/08                                                        3,480,000          895,373
                                                                                          --------------
QATAR -- 2.57%
State of Qatar, 144A
  9.750%, due 06/15/30                                                        2,300,000        3,220,000
                                                                                          --------------
RUSSIA -- 20.14%
Russian Federation
  5.000%, due 03/31/30                                                       12,235,000       11,776,187
  8.250%, due 03/31/10                                                        7,190,000        8,034,825
  10.000%, due 06/26/07                                                       4,640,000        5,428,800
                                                                                          --------------
                                                                                              25,239,812
                                                                                          --------------

                                                                              FACE
                                                                             AMOUNT           VALUE
                                                                         --------------   --------------
SERBIA -- 2.44%
Serbia NFA Loan
  8.400%, due 04/01/49 (b)                                               $    4,710,000   $    3,061,500
                                                                                          --------------
SOUTH AFRICA -- 1.27%
Republic of South Africa
  7.375%, due 04/25/12                                                          556,000          621,330
  9.125%, due 05/19/09                                                          810,000          974,025
                                                                                          --------------
                                                                                               1,595,355
                                                                                          --------------
URUGUAY -- 0.23%
Government of Uruguay
  7.875%, due 01/15/33                                                          420,000          286,650
                                                                                          --------------
VENEZUELA -- 2.06%
Corp. Andina de Fomento
  5.200%, due 05/21/13                                                          700,000          696,725
Republic of Venezuela
  5.375%, due 08/07/10                                                        2,300,000        1,886,000
                                                                                          --------------
                                                                                               2,582,725
                                                                                          --------------
Total International Bonds
  (Cost $111,985,082)                                                                        117,774,412
                                                                                          --------------

                                                                                 SHARES       VALUE
                                                                         --------------   --------------
SHORT-TERM INVESTMENTS -- 4.56%
OTHER -- 4.40%
  UBS Supplementary Trust U.S. Cash
    Management Prime Fund,
    yield of 1.23% (Cost $5,519,324)                                          5,519,324   $    5,519,324
                                                                                          --------------

                                                                              FACE
                                                                             AMOUNT
                                                                         --------------
U.S. GOVERNMENT OBLIGATIONS -- 0.16%

  U.S. Treasury Bill, yield of 0.82%,
    due 02/05/04 (Cost $199,805) (c)                                     $      200,000          199,828
                                                                                          --------------
Total Short-Term Investments
  (Cost $5,719,129)                                                                            5,719,152
                                                                                          --------------
Total Investments -- 98.55%
  (Cost $117,704,211)(a)                                                                     123,493,564
Cash and other assets, less liabilities -- 1.45%                                               1,814,310
                                                                                          --------------
Net Assets -- 100.00%                                                                     $  125,307,874
                                                                                          ==============

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $117,704,211; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                                $  7,525,632
            Gross unrealized depreciation                                  (1,736,279)
                                                                         ------------
              Net unrealized appreciation                                $  5,789,353
                                                                         ============

(b) Security is illiquid. These securities amounted to $5,937,289 or 4.74% of net assets.
(c)      This security was pledged to cover margin requirements for futures contracts.
+ Variable rate security -- The rate disclosed is that in effect at December 31, 2003.
%       Represents a percentage of net assets.
FLIRB:  Front Loaded Interest Reduction Bond
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2003, the value of these securities amounted to $6,072,894 or 4.85% of net assets.

FORWARD FOREIGN CURRENCY CONTRACTS
The UBS Emerging Markets Debt Relationship Fund had the following open forward foreign currency contracts as of December 31, 2003:

                                                                    SETTLEMENT         LOCAL           CURRENT         UNREALIZED
                                                                       DATE           CURRENCY          VALUE         GAIN/(LOSS)
                                                                    -----------       ----------    -------------    --------------
FORWARD FOREIGN CURRENCY BUY CONTRACTS:
Euro (EUR)                                                            02/04/04            900,000   $    1,134,244   $       24,209
Thailand (THB)                                                        01/29/04        115,190,000        2,905,720           20,008

FORWARD FOREIGN CURRENCY SALE CONTRACTS:
Euro (EUR)                                                            02/04/04          2,090,000        2,633,967         (192,733)
                                                                                                                     --------------
   Total net unrealized loss on Forward Foreign Currency Contracts                                                   $     (148,516)
                                                                                                                     ==============

FUTURES CONTRACTS
UBS Emerging Markets Debt Relationship Fund had the following open futures contracts as of December 31, 2003:

                                                                    EXPIRATION          COST/          CURRENT         UNREALIZED
                                                                       DATE           PROCEEDS          VALUE         GAIN/(LOSS)
                                                                    -----------    --------------   -------------    --------------
U.S. TREASURY NOTE FUTURES BUY CONTRACTS:
10 Year U.S. Treasury Note, 113 contracts                            March 2004    $   12,601,916   $   12,686,016   $       84,100
U.S. INTEREST RATE FUTURES SALE CONTRACTS:
5 Year U.S. Treasury Note, 33 contracts                              March 2004         3,627,706        3,683,625          (55,919)
10 Year U.S. Long Bond (Chicago Board of Trade), 21 contracts        March 2004         2,283,197        2,295,563          (12,366)
                                                                                                                     --------------
   Total net unrealized gain on Futures Contracts                                                                    $       15,815
                                                                                                                     ==============

The aggregate market value of investments pledged to cover margin requirements for the open futures contracts at December 31, 2003 was $199,828.

                 See accompanying notes to financial statements

UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND

For the year ended December 31, 2003, UBS U.S. Securitized Mortgage Relationship Fund returned 3.40%, in line with the 3.07% return of the Lehman Brothers MBS Fixed Rate Index (the "Index"). Since its inception on September 26, 2001, the Fund has generated an annualized return of 5.63%, compared to the Index return of 5.27%. (Returns over various times periods are shown in the table on page 74; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

12-MONTH MARKET REVIEW

The pace of economic growth varied widely over the fiscal year, but it appeared to indicate that the long-awaited sustainable economic expansion had arrived. At the start of the period, the Gross Domestic Product (GDP) number was 1.4%. However, the combined effects of significantly higher military spending, an increase in exports and a stronger manufacturing sector fueled an uptick in economic growth that led to a second-quarter 2003 GDP figure of 3.3%.

This was followed by a third-quarter 2003 GDP figure of 8.2%--far higher than anticipated, and the sharpest recorded advance since 1984. Consumer and business spending provided significant impetus behind this figure, as both posted significant gains. The preliminary estimate for fourth quarter GDP was 4.0%, which represented a solid gain. However, while the consensus was that this figure would be more muted than that of the third quarter, it was, nonetheless, lower than expectations.

After cutting interest rates in November 2002, the Federal Reserve Board (the "Fed") held the federal funds rate at 1.25% for the first six months of 2003, choosing instead to maintain a "heightened surveillance" of the economy in light of the conflict with Iraq. Following the end of major fighting in Iraq and absent an immediate lift in the economy, the Fed began alluding to a future rate cut, citing the fact that it viewed economic weakness to be a greater risk than inflation. The move occurred during the Fed's June 25, 2003 Federal Open Market Committee meeting, when the federal funds rate was lowered by a quarter of a percentage point to 1.0%--its lowest level since 1958. This final rate cut left the effective duration of the mortgage-backed securities ("MBS") market at an all-time low, triggering refinancings that ultimately led the Mortgage Bankers Refinance Index to hit a record-breaking high when it peaked at 9,978 on May 30, 2003.

Since that time, the Fed has remained on hold. At its December 9, 2003 meeting, the Fed rationalized its position, noting "an accommodative stance on monetary policy, coupled with robust underlying growth in productivity, is providing important ongoing support to economic activity." It went on to state that with little inflation, interest rates could remain low for a considerable period of time.

FUND STRATEGY

For most of the year, the MBS market was caught in a whirlwind of refinancing activity. During this period, the securities in our MBS portfolio continued to experience better prepayment characteristics than the Index. Against this backdrop, issue selection contributed the most to the Fund's performance over the period.

We also implemented a strategy favoring higher coupon securities. If prepayment activity remains low--and we expect it to--we believe this strategy will ultimately generate solid results for the Fund.

LOOKING AHEAD

Going forward, we will continue to analyze each security, taking prepayment risk (extension and call risk) into careful consideration in order to identify securities with better convexity (a volatility measure for bonds).

TOTAL RETURN

                                                                 1 YEAR          ANNUALIZED
                                                                  ENDED          9/26/01* TO
                                                                 12/31/03         12/31/03
--------------------------------------------------------------------------------------------
UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND                   3.40%             5.63%
--------------------------------------------------------------------------------------------
Lehman Brothers MBS Fixed Rate Index                              3.07              5.27
--------------------------------------------------------------------------------------------

*    PERFORMANCE INCEPTION DATE OF UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP
     FUND.

     ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS U.S. Securitized Mortgage Relationship Fund and the Lehman Brothers MBS Fixed Rate Index, if you had invested $100,000 on September 26, 2001. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND VS. LEHMAN BROTHERS MBS FIXED RATE INDEX+

                    UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND     LEHMAN BROTHERS MBS FIXED RATE INDEX
                                                          $ 100,000                                $ 100,000
                                                          $ 101,629                                $ 101,537
                                                          $ 100,901                                $ 100,599
     12/31/2001                                           $ 100,625                                $ 100,221
                                                          $ 101,434                                $ 101,149
                                                          $ 102,533                                $ 102,300
                                                          $ 101,663                                $ 101,216
                                                          $ 103,562                                $ 103,132
                                                          $ 104,244                                $ 103,881
      6/30/2002                                           $ 105,101                                $ 104,738
                                                          $ 106,330                                $ 105,932
                                                          $ 107,120                                $ 106,769
                                                          $ 107,939                                $ 107,527
                                                          $ 108,358                                $ 107,936
                                                          $ 108,230                                $ 107,860
     12/31/2002                                           $ 109,469                                $ 108,982
                                                          $ 109,802                                $ 109,248
                                                          $ 110,457                                $ 109,980
                                                          $ 110,637                                $ 109,990
                                                          $ 111,084                                $ 110,449
                                                          $ 111,210                                $ 110,540
      6/30/2003                                           $ 111,430                                $ 110,721
                                                          $ 110,349                                $ 108,647
                                                          $ 110,827                                $ 109,420
                                                          $ 112,112                                $ 111,284
                                                          $ 112,000                                $ 110,898
                                                          $ 112,423                                $ 111,130
     12/31/2003                                           $ 113,193                                $ 112,324

+ FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION OF TAXES THAT WOULD BE PAID ON REDEMPTIONS OF FUND SHARES FOR REBALANCING.

TOP TEN FIXED INCOME HOLDINGS

AS OF DECEMBER 31, 2003

                                                     PERCENTAGE OF
                                                       NET ASSETS
------------------------------------------------------------------
CS First Boston Mortgage Securities
   Corp.,02-10, Class 2A1
   7.500%, due 05/25/32                                     3.3%
Fannie Mae
   4.600%, due 11/01/33                                     3.1
CS First Boston Mortgage Securities
   Corp.,03-8, Class 5A1
   6.500%, due 04/25/33                                     3.1
Federal National Mortgage Association
   6.500%, due 09/01/32                                     2.5
CS First Boston Mortgage Securities
   Corp.,03-27, Class 9A1
   7.000%, due 11/25/33                                     2.0
Federal Home Loan Mortgage Corp.
   Structured Pass Through Securities,
   T-42, Class A5,
   7.500%, due 02/25/42                                     1.9
Federal National Mortgage Association
   Grantor Trust, 01-T10, Class A2
   7.500%, due 12/25/41                                     1.7
Federal National Mortgage Association
   4.500%, due 07/01/33                                     1.5
Federal Home Loan Mortgage Corp., Gold
   4.500%, due 09/01/18                                     1.5
Federal National Mortgage Association
   6.500%, due 04/01/32                                     1.5
------------------------------------------------------------------
Total                                                      22.1%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS AS OF DECEMBER 31, 2003

Asset-Backed Securities                                    5.03%
Commercial Mortgage-Backed Securities                      3.25
Mortgage-Backed Securities                                85.73
                                                         ------
Total U.S. Bonds                                          94.01
SHORT-TERM INVESTMENTS                                     5.39
                                                         ------
TOTAL INVESTMENTS                                         99.40
CASH AND OTHER ASSETS, LESS LIABILITIES                    0.60
                                                         ------
NET ASSETS                                               100.00%
                                                         ======

UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

December 31,2003

                                                                              FACE
                                                                             AMOUNT           VALUE
                                                                         --------------   --------------
U.S. BONDS -- 94.01%
ASSET-BACKED SECURITIES -- 5.03%
Conseco Finance Securitizations Corp.,
  00-1, Class A4
  7.620%, due 05/01/31                                                   $    8,925,000   $    9,164,253
Conseco Finance, 00-B, Class AF4
  7.870%, due 02/15/31                                                        1,134,323        1,140,002
Countrywide Asset-Backed Certificates,
  03-SD3, Class A1,144A +
  1.561%, due 12/25/32                                                          988,386          989,809
Greentree Financial Corp., 94-5, Class A5
  8.300%, due 11/15/19                                                        1,503,099        1,619,039
Greentree Financial Corp., 96-4, Class A6
  7.400%, due 06/15/27                                                          947,780        1,009,701
Greentree Financial Corp., 99-1, Class A5
  6.110%, due 09/01/23                                                        3,130,000        3,100,887
Greentree Financial Corp., 99-3, Class A5
  6.160%, due 02/01/31                                                        7,793,254        8,002,124
Greentree Financial Corp., 99-3, Class A6
  6.500%, due 02/01/31                                                        1,185,000        1,178,272
RAFC Asset-Backed Trust, 01-1, Class A3
  5.115%, due 11/25/29                                                        3,959,744        4,067,204
World Financial Network Credit Card
  Master Trust, 01-A, Class B
  1.833%, due 06/16/08                                                        5,000,000        4,997,875
                                                                                          --------------
Total Asset-Backed Securities                                                                 35,269,166
                                                                                          --------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 3.25%
Bear Stearns Commercial Mortgage
  Securities, 00-WF2, Class A2
  7.320%, due 10/15/32                                                        4,000,000        4,658,430
CS First Boston Mortgage Securities Corp.,
  01-CF2, Class A1
  5.257%, due 02/15/34                                                        1,737,180        1,778,054
GMAC Commercial Mortgage Securities,
  Inc., 97-C2, Class A2
  6.550%, due 04/16/29                                                        3,185,000        3,325,003
Nomura Asset Securities Corp.,
  96-MD5, Class AIB
  7.120%, due 04/13/36                                                        6,312,000        6,873,632
PNC Mortgage Acceptance Corp.,
  99-CM1, Class A1B
  7.330%, due 12/10/32                                                        1,000,000        1,153,076
Strategic Hotel Capital, Inc., 03-1, Class D
  2.313%, due 02/15/13,144A                                                   5,000,000        4,970,249
                                                                                          --------------
Total Commercial Mortgage-Backed Securities                                                   22,758,444
                                                                                          --------------
MORTGAGE-BACKED SECURITIES -- 85.73%
Citicorp Mortgage Securities, Inc.,
  94-9, Class A8
  5.750%, due 06/25/09                                                          261,300          265,240
CMC Securities Corp. IV,
  97-NAM3, Class FX A5
  7.250%, due 10/25/27                                                          209,972          209,746
CS First Boston Mortgage Securities Corp.,
  01-26, Class 5A1
  7.402%, due 11/25/31                                                        3,580,036        3,685,689
CS First Boston Mortgage Securities Corp.,
  Corp.,03-27, Class 9A1
  7.000%, due 11/25/33                                                       13,193,723       13,931,753
CS First Boston Mortgage Securities Corp.,
  02-10, Class 2A1
  7.500%, due 05/25/32                                                   $   21,882,774   $   23,467,653
CS First Boston Mortgage Securities Corp.,
  03-8, Class 5A1
  6.500%, due 04/25/33                                                       20,968,261       21,736,224
Fannie Mae
  3.842%, due 09/01/33                                                        5,762,730        5,843,688
  4.600%, due 11/01/33                                                       21,597,480       21,976,444
  6.000%, due 10/01/33                                                        2,819,795        2,916,116
  7.500%, due 11/01/32                                                        6,314,966        6,747,901
Federal Home Loan Mortgage Corp.
  Structured Pass Through Securities,
  T-41, Class 3A
  7.500%, due 07/25/32                                                        6,864,372        7,516,487
Federal Home Loan Mortgage Corp.
  Structured Pass Through Securities,
  T-42, Class A5
  7.500%, due 02/25/42                                                       11,989,172       13,128,143
Freddie Mac, 1595, Class D
  7.000%, due 10/15/13                                                          355,052          373,707
Freddie Mac
  6.500%, due 06/01/29                                                        2,410,235        2,524,890
Federal Home Loan Mortgage Corp., Gold
  4.500%, due 09/01/18                                                       10,819,847       10,815,887
  5.500%, due 12/01/17                                                          769,673          798,508
  5.500%, due 03/01/18                                                        7,246,373        7,517,851
  6.000%, due 12/01/13                                                        2,516,204        2,639,138
  6.000%, due 04/01/23                                                        3,379,117        3,510,368
  6.000%, due 10/01/29                                                        7,158,416        7,414,024
  6.000%, due 12/01/30                                                        6,715,159        6,946,306
  6.000%, due 01/01/32                                                        6,632,996        6,857,268
  6.000%, due 02/01/32                                                        2,833,493        2,929,296
  6.000%, due 03/01/32                                                        4,580,669        4,735,548
  6.000%, due 05/01/33                                                        3,696,751        3,821,871
  6.000%, due 06/01/33                                                        2,879,013        2,976,456
  6.000%, due 07/01/33                                                        2,976,165        3,076,896
  6.500%, due 01/01/29                                                        1,289,361        1,350,696
  6.500%, due 02/01/29                                                        2,649,533        2,775,571
  6.500%, due 07/01/29                                                        2,692,572        2,820,658
  6.500%, due 09/01/29                                                        4,710,977        4,935,078
  6.500%, due 03/01/32                                                        7,391,893        7,743,525
  6.500%, due 11/01/32                                                          639,845          670,282
  7.000%, due 07/01/12                                                          983,632        1,049,605
  7.040%, due 03/01/30                                                        3,316,086        3,468,444
  7.500%, due 07/01/11                                                        1,527,567        1,632,647
  7.500%, due 02/01/24                                                        3,186,552        3,441,791
  7.500%, due 05/01/24                                                        2,297,740        2,479,248
  8.000%, due 07/01/25                                                          362,576          390,719
  8.000%, due 11/01/27                                                          238,011          256,485
Federal National Mortgage Association
  3.396%, due 09/01/33 +                                                      4,315,836        4,332,274
  4.487%, due 06/01/33 +                                                      2,637,643        2,679,984
  4.500%, due 07/01/33                                                       11,117,993       10,820,643
  4.623%, due 05/01/33                                                        8,285,189        8,455,100
  4.783%, due 08/01/33                                                        8,518,446        8,913,894
  4.949%, due 08/01/33                                                        7,332,398        7,670,734
  5.000%, due 09/01/10                                                        2,186,310        2,243,942
  5.027%, due 02/01/33                                                        2,972,639        3,161,355

                                                                              FACE
                                                                             AMOUNT           VALUE
                                                                         --------------   --------------
  5.500%, due 01/01/18                                                   $    8,386,204   $    8,699,609
  6.000%, due 03/01/12                                                        2,970,888        3,160,025
  6.000%, due 07/01/17                                                        5,921,747        6,215,614
  6.000%, due 04/01/18                                                        4,748,691        4,984,345
  6.000%, due 06/01/23                                                        3,723,399        3,869,187
  6.000%, due 01/01/24                                                        3,962,498        4,097,853
  6.000%, due 03/01/28                                                        3,143,777        3,256,939
  6.000%, due 12/01/28                                                        1,555,939        1,609,088
  6.000%, due 02/01/29                                                        1,226,079        1,270,212
  6.000%, due 03/01/29                                                        2,077,449        2,148,413
  6.000%, due 04/01/29                                                        4,173,252        4,315,806
  6.000%, due 05/01/29                                                        2,210,069        2,285,563
  6.000%, due 07/01/29                                                        7,213,989        7,460,411
  6.000%, due 06/01/31                                                        2,891,055        2,989,811
  6.000%, due 11/01/32                                                        4,652,926        4,811,865
  6.000%, due 07/01/33                                                        4,307,632        4,454,776
  6.500%, due 12/01/14                                                        6,028,530        6,393,473
  6.500%, due 04/01/16                                                        2,614,600        2,752,125
  6.500%, due 04/01/17                                                        4,927,885        5,226,199
  6.500%, due 10/01/18                                                        4,858,855        4,988,332
  6.500%, due 08/01/28                                                        2,139,411        2,237,788
  6.500%, due 12/01/28                                                        7,570,892        7,919,024
  6.500%, due 01/01/29                                                        1,160,647        1,217,162
  6.500%, due 04/01/29                                                        7,897,114        8,260,247
  6.500%, due 06/01/29                                                        8,200,561        8,577,647
  6.500%, due 08/01/29                                                        3,626,069        3,794,604
  6.500%, due 10/01/30                                                        5,002,883        5,232,931
  6.500%, due 04/01/32                                                        9,926,445       10,382,893
  6.500%, due 08/01/32                                                        3,999,831        4,183,755
  6.500%, due 09/01/32                                                       16,825,664       17,599,358
  6.500%, due 06/01/33                                                        6,019,736        6,296,541
  6.500%, due 07/01/33                                                        8,436,509        8,824,445
  7.000%, due 04/01/18                                                        1,725,531        1,836,776
  7.000%, due 05/01/26                                                        1,950,141        2,064,944
  7.000%, due 03/01/31                                                        1,151,136        1,222,368
  7.000%, due 11/01/31                                                        5,091,314        5,391,035
  7.000%, due 04/01/32                                                        8,320,343        8,862,175
  7.000%, due 06/01/32                                                        3,282,550        3,493,299
  7.000%, due 08/01/32                                                        2,138,302        2,264,182
  7.000%, due 03/01/33                                                          717,932          760,196
  7.000%, due 10/01/33                                                        3,915,713        4,170,187
  7.500%, due 03/01/16                                                          932,342        1,000,325
  7.500%, due 02/01/27                                                        1,373,277        1,467,425
  7.500%, due 05/01/31                                                          576,358          615,871
  7.500%, due 12/01/32                                                        1,387,209        1,482,312
  8.000%, due 11/01/22                                                        1,180,295        1,272,875
  9.500%, due 11/01/09                                                        1,642,728        1,800,436
Federal National Mortgage Association
  Grantor Trust, 00-T6, Class A1
  7.500%, due 06/25/30                                                        2,206,619        2,409,352
Federal National Mortgage Association
  Grantor Trust, 01-T10, Class A2
  7.500%, due 12/25/41                                                       10,881,207       11,916,016
Federal National Mortgage Association
  Grantor Trust, 01-T3, Class A1
  7.500%, due 11/25/40                                                          799,563          873,023
Federal National Mortgage Association
  Grantor Trust, 01-T5, Class A3
  7.500%, due 06/19/30                                                        5,571,354        6,083,222
Federal National Mortgage Association
  Grantor Trust, 02-T19, Class A1
  6.500%, due 07/25/42                                                   $    2,251,900   $    2,391,799
Federal National Mortgage Association
  Whole Loan, 01-W3, Class A
  7.000%, due 09/25/41                                                        8,345,628        9,005,458
Federal National Mortgage Association
  Whole Loan, 02-W1, Class 2A
  7.500%, due 02/25/42                                                          917,365        1,001,648
Federal National Mortgage Association
  Whole Loan, 03-W6, Class 6A
  4.968%, due 08/25/42                                                        4,179,625        4,371,629
Federal National Mortgage Association
  Whole Loan, 95-W3, Class A
  9.000%, due 04/25/25                                                          940,198        1,051,612
Federal National Mortgage Association,
  93-73, Class ZA
  7.500%, due 10/25/22                                                          347,462          346,948
Federal National Mortgage Association,
  93-106, Class Z,
  7.000%, due 06/25/13                                                          196,423          203,613
GMAC Mortgage Corp. (b)
  11.625%, due 10/01/12                                                          22,480           22,480
Government National Mortgage Association
  6.000%, due 09/20/28                                                        1,225,713        1,268,462
  6.000%, due 11/20/28                                                          418,400          432,993
  6.000%, due 02/20/29                                                        5,784,788        5,986,544
  6.000%, due 04/20/29                                                          631,749          653,783
  6.000%, due 05/20/29                                                        6,855,329        7,094,422
  6.000%, due 06/20/29                                                          490,330          507,431
  6.000%, due 07/15/29                                                        4,054,897        4,217,851
  6.000%, due 08/20/29                                                          403,869          417,955
  6.000%, due 09/20/29                                                        1,235,421        1,278,509
  6.000%, due 08/20/33                                                        4,729,517        4,894,468
  6.500%, due 10/15/24                                                        1,973,621        2,093,756
  6.500%, due 08/15/27                                                          444,029          468,146
  6.500%, due 11/15/27                                                        3,602,749        3,798,425
  6.500%, due 03/15/28                                                          162,142          170,948
  6.500%, due 10/15/28                                                        2,129,788        2,245,464
  6.500%, due 11/15/28                                                          967,280        1,019,816
  6.500%, due 01/15/29                                                          142,846          150,604
  6.500%, due 05/15/29                                                        2,698,420        2,844,979
  6.500%, due 04/15/31                                                        2,593,830        2,734,709
  6.500%, due 09/15/32                                                        1,359,058        1,432,873
  7.000%, due 03/15/12                                                        2,251,339        2,415,913
  7.000%, due 07/15/25                                                        3,219,219        3,453,557
  7.000%, due 04/15/26                                                        1,033,536        1,101,426
  7.000%, due 08/20/29                                                        1,521,092        1,616,248
  7.000%, due 07/15/31                                                        1,465,256        1,561,504
  7.500%, due 06/15/27                                                          329,593          353,653
  8.000%, due 09/15/17                                                        3,222,001        3,504,931
  8.000%, due 11/15/20                                                          494,712          538,154
  8.000%, due 12/15/22                                                          124,205          136,473
  8.000%, due 12/15/23                                                          651,203          708,386
  8.500%, due 12/15/17                                                        3,202,394        3,550,246
GS Mortgage Securities Corp.,
  01-2, Class A, 144A
  7.500%, due 06/19/32                                                        1,043,856        1,135,317

                                                                              FACE
                                                                             AMOUNT           VALUE
                                                                         --------------   --------------
Merrill Lynch Mortgage Investors, Inc.,
  99-2, Class A3
  6.500%, due 05/01/30                                                   $    4,413,758   $    4,408,849
Impac Secured Assets Common Owner,
  01-3, Class A2
  7.250%, due 04/25/31                                                        5,303,664        5,574,926
MLCC Mortgage Investors, Inc.,
  03-D, Class XA1 ++
  1.000%, due 08/25/28                                                      257,791,007        4,320,062
Structured Asset Securities Corp.,
  02-6, Class 2A1
  6.250%, due 04/25/17                                                        3,771,313        3,822,096
Structured Asset Securities Corp.,
  98-ALS1, Class 1A
  6.900%, due 01/25/29                                                          651,591          658,631
Vendee Mortgage Trust, 98-2, Class 1G
  6.750%, due 06/15/28                                                        1,250,000        1,348,091
Washington Mutual MSC Mortgage,
  01-S9, Class A7
  6.500%, due 09/25/31                                                          828,283          830,322
                                                                                          --------------
Total Mortgage-Backed Securities                                                             601,303,943
                                                                                          --------------
Total U.S. Bonds (Cost $650,645,851)                                                         659,331,553
                                                                                          --------------

                                                                             SHARES
                                                                         --------------
SHORT-TERM INVESTMENTS -- 5.39%
  UBS Supplementary Trust U.S. Cash
    Management Prime Fund,
    yield of 1.23% (Cost $37,800,014)                                        37,800,014       37,800,014
                                                                                          --------------
Total Investments -- 99.40%
  (Cost $688,445,865) (a)                                                                    697,131,567
Cash and other assets,
  less liabilities -- 0.60%                                                                    4,229,036
                                                                                          --------------
Net Assets -- 100.00%                                                                     $  701,360,603
                                                                                          ==============

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $688,445,865; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                      $  9,910,287
            Gross unrealized depreciation                        (1,224,585)
                                                               ------------
              Net unrealized appreciation                      $  8,685,702
                                                               ============

(b) Security is fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2003, the value of this security amounted to $22,480 or 0.00% of net assets.
+ Variable rate security -- The rate disclosed is that in effect at December 31, 2003.
++ Interest only security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the pincipal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
%        Represents a percentage of net assets.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2003, the value of these securities amounted to $7,095,375 or 1.01% of net assets.

                 See accompanying notes to financial statements

UBS Corporate Bond Relationship Fund

For the period from its inception on September 15, 2003 through December 31, 2003, UBS Corporate Bond Relationship Fund returned 3.25%, outperforming the 2.45% return of its benchmark, the Lehman Brothers Credit Index (the "Index"). (Returns for all share classes over various time periods are shown on page 80. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.)

During the period, the Fund's outperformance of the Index was primarily due to strong sector allocation and security selection.

MARKET REVIEW

Since the Fund's inception through period end, the fixed income markets have been relatively stable. This was in sharp contrast to the months preceding the Fund's inception, when extreme volatility in the market saw yields wildly fluctuate. That's not to say there were no periods of volatility; however, yields across the curve did not change dramatically.

The economic news remained good, as statistics indicated that growth persisted. Most notably, third-quarter GDP estimates far exceeded expectations. In addition, consumer spending was solid and business capital expenditures rose. Inflation appeared to be under control, factory utilizations were relatively low, and the labor market began to show signs of life.

While many fixed income sectors treaded water over this time, the corporate bond market--in particular higher-yielding, lower-rated securities--generated strong results. Reflecting a trend that has characterized the broad stock market rally, lower-quality issues outperformed their high-quality counterparts, with corporates in the industrial sector generating the best results.

STRONG SECTOR ALLOCATION AND SECURITY SELECTION LED TO OUTPERFORMANCE

During the short period since its inception, the Fund's sector allocation has generated the strongest positive results. In particular, our preference for lower-quality, BBB-rated issuers boosted returns.

Security selection was positive as well. Our extensive research--which incorporates our analysis of credit, interest rate sensitivity, maturity mix and sector valuation--helped us identify strong performing securities within the lower-quality area of the markets. Within industrials, we increased our allocation to automotives during the reporting period, where valuations appeared attractive. Based on our research, we believe that the auto industry's fundamentals are improving, and that the sector represents an area of opportunity for the Fund. Most notably, we moved to an overweight in Ford Motor Co. bonds, which ultimately was a strong positive contributor to return when a favorable rating from Standard & Poor's helped Ford's bonds generate strong results.

LOOKING AHEAD

As global competition continues, we believe relatively high operating and financial leverage will only escalate price competition for goods and services. In our opinion, strong economic growth must continue through 2004 and into 2005 in order to resolve the capacity and pricing power issues that have plagued US industrial companies. Based on current pricing, we believe the market appears to be suggesting that such growth is inevitable.

TOTAL RETURN

                                                                         PERIOD FROM 09/15/03*
                                                                              TO 12/31/03
----------------------------------------------------------------------------------------------
UBS CORPORATE BOND RELATIONSHIP FUND                                             3.25%
----------------------------------------------------------------------------------------------
Lehman Brothers Credit Index                                                     2.45
----------------------------------------------------------------------------------------------

*    INCEPTION DATE OF UBS CORPORATE BOND RELATIONSHIP FUND.
     ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

     TOTAL RETURN DOES NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON A REDEMPTION OF FUND SHARES.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS Corporate Bond Relationship Fund and the Lehman Brothers Credit Index, if you had invested $100,000 on September 15, 2003. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

UBS CORPORATE BOND RELATIONSHIP FUND VS. LEHMAN BROTHERS CREDIT INDEX+

                         UBS CORPORATE BOND    LEHMAN BROTHERS
                          RELATIONSHIP FUND      CREDIT INDEX
      9/30/2003               $ 100,000          $ 100,000
     10/31/2003               $ 101,149          $ 100,858
     11/30/2003               $ 101,771          $ 101,321
     12/31/2003               $ 103,252          $ 102,450

+ FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION OF TAXES THAT WOULD BE PAID ON REDEMPTIONS OF FUND SHARES FOR REBALANCING.

TOP TEN FIXED INCOME HOLDINGS
As of December 31, 2003

                                                       PERCENTAGE OF
                                                        NET ASSETS
--------------------------------------------------------------------
General Electric Capital Corp.,
  6.000%, due 06/15/12                                      3.3%
Citigroup, Inc.,
  7.250%, due 10/01/10                                      2.2
United Mexican States,
  8.125%, due 12/30/19                                      2.0
Bank One Corp.,
  7.400%, due 01/15/11                                      1.9
Bank of America Corp.,
  7.400%, due 01/15/11                                      1.7
Consolidated Edison, Inc., Series B,
  7.500%, due 09/01/10                                      1.7
Ford Motor Credit Co.,
  5.800%, due 01/12/09                                      1.7
Morgan Stanley,
  6.750%, due 04/15/11                                      1.6
Ford Motor Co.,
  7.450%, due 07/16/31                                      1.6
Citizens Communications Co.,
  9.250%, due 05/15/11                                      1.5
--------------------------------------------------------------------
Total                                                      19.2%

INDUSTRY DIVERSIFICATION

As a Percent of Net Assets
as of December 31, 2003

U.S. Bonds
U.S. Corporate Bonds
  Aerospace & Military                                     0.41%
  Airlines                                                 0.58
  Autos/Durables                                           5.50
  Banks                                                    5.97
  Beverages & Tobacco                                      4.43
  Chemicals                                                2.61
  Computer Systems                                         0.89
  Construction                                             1.44
  Consumer                                                 1.47
  Electric Components                                      2.08
  Energy                                                   7.73
  Financial Services                                      27.46
  Food & House Products                                    4.18
  Forest Products                                          0.33
  Health: Drugs                                            1.46
  Housing/Paper                                            0.81
  Industrial                                               0.10
  Insurance                                                0.30
  Leisure & Tourism                                        1.23
  Media & Entertainment                                    0.88
  Metals Non-Ferrous                                       0.34
  Multi-Industry                                           1.30
  Oil                                                      0.18
  Publishing                                               0.47
  Real Estate                                              1.23
  Retail/Apparel                                           1.37
  Services/Miscellaneous                                   2.87
  Telecommunications                                       3.79
  Telecommunications- Wireless                             0.12
  Telephones                                               0.46
  Transportation                                           2.72
  Utilities                                                2.86
                                                         ------
    Total U.S. Corporate Bonds                            87.57

  U.S. Government Obligations                              0.34
                                                         ------
    Total U.S. Bonds                                      87.91
International Bonds
  International Corporate Bonds                            4.84
  Sovereign/Supranational Bonds                            5.43
                                                         ------
    Total International Bonds                             10.27
SHORT-TERM INVESTMENTS                                     1.44
                                                         ------
  TOTAL INVESTMENTS                                       99.62
CASH AND OTHER ASSETS
  LESS LIABILITIES                                         0.38
                                                         ------
NET ASSETS                                               100.00%
                                                         ======

UBS CORPORATE BOND FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31,2003

                                                                              FACE
                                                                             AMOUNT           VALUE
                                                                         --------------   --------------
BONDS -- 98.18%
U.S. BONDS -- 87.91%
U.S. CORPORATE BONDS -- 87.57%
Abbott Laboratories, Inc.,
  5.625%, due 07/01/06                                                   $    1,030,000   $    1,110,997
Alcoa, Inc.,
  6.000%, due 01/15/12                                                          785,000          853,105
Altria Group, Inc.,
  7.750%, due 01/15/27                                                        2,905,000        3,134,402
Amerada Hess Corp.,
  7.875%, due 10/01/29                                                          400,000          438,872
American Express Co.,
  3.750%, due 11/20/07                                                          940,000          957,526
Anadarko Finance Co., Series B
  7.500%, due 05/01/31                                                          645,000          755,604
Anheuser-Busch Cos., Inc.,
  9.000%, due 12/01/09                                                        2,365,000        2,998,737
Apache Corp.,
  6.250%, due 04/15/12                                                          835,000          928,255
AT&T Corp.,
  8.000%, due 11/15/31                                                          855,000          999,121
AT&T Wireless Services, Inc.,
  7.875%, due 03/01/11                                                        1,355,000        1,567,933
  8.750%, due 03/01/31                                                          620,000          764,974
Avalonbay Communities, Inc.,
  7.500%, due 08/01/09                                                          985,000        1,136,787
Avon Products, Inc.,
  7.150%, due 11/15/09                                                        2,210,000        2,576,643
Bank of America Corp.,
  7.400%, due 01/15/11                                                        3,715,000        4,357,063
Bank One Corp.,
  7.875%, due 08/01/10                                                        4,005,000        4,810,850
Bear Stearns Co., Inc.,
  4.000%, due 01/31/08                                                        1,270,000        1,293,537
Boeing Capital Corp.,
  7.375%, due 09/27/10                                                          655,000          752,896
Bombardier Capital, Inc., 144A,
  6.125%, due 06/29/06                                                        2,750,000        2,925,313
Bristol-Myers Squibb Co.,
  5.750%, due 10/01/11                                                          985,000        1,064,413
Burlington Northern Santa Fe Corp.,
  6.875%, due 12/01/27                                                          500,000          546,376
  7.082%, due 05/13/29                                                        1,205,000        1,351,515
Caterpillar, Inc.,
  6.550%, due 05/01/11                                                          555,000          630,206
Cendant Corp.,
  6.250%, due 01/15/08                                                        1,660,000        1,810,775
Centex Corp.,
  7.875%, due 02/01/11                                                          150,000          176,365
  9.750%, due 06/15/05                                                        2,685,000        2,975,345
Cingular Wireless LLC,
  6.500%, due 12/15/11                                                          805,000          880,330
CIT Group, Inc.,
  7.375%, due 04/02/07                                                          940,000        1,061,721
Citigroup, Inc.,
  5.000%, due 03/06/07                                                          400,000          424,654
  5.500%, due 08/09/06                                                          520,000          557,715
  6.000%, due 02/21/12                                                          300,000          327,824
  7.250%, due 10/01/10                                                        4,655,000        5,425,673
Citizens Communications Co.,
  9.250%, due 05/15/11                                                        3,135,000        3,706,332
Coca-Cola Co. (The),
  4.000%, due 06/01/05                                                   $    1,255,000   $    1,296,101
Comcast Cable Communications, Inc.,
  6.750%, due 01/30/11                                                        2,760,000        3,071,692
Commonwealth Edison Co.,
  6.150%, due 03/15/12                                                          795,000          867,367
Computer Sciences Corp.,
  3.500%, due 04/15/08                                                        1,515,000        1,507,801
Conagra Foods, Inc.,
  6.750%, due 09/15/11                                                          920,000        1,031,203
Conoco, Inc.,
  6.950%, due 04/15/29                                                          220,000          249,489
ConocoPhillips,
  8.500%, due 05/25/05                                                        2,065,000        2,251,100
  8.750%, due 05/25/10                                                          835,000        1,043,083
Consolidated Edison, Inc., Series B,
  7.500%, due 09/01/10                                                        3,660,000        4,327,811
Countrywide Home Loans, Inc.,
  3.250%, due 05/21/08                                                        1,910,000        1,878,556
Credit Suisse First Boston USA, Inc.,
  3.875%, due 01/15/09                                                        1,320,000        1,318,425
  6.500%, due 01/15/12                                                        1,295,000        1,441,362
DaimlerChrysler NA Holding Corp.,
  4.050%, due 06/04/08                                                        1,850,000        1,837,405
Devon Financing Corp., ULC,
  6.875%, due 09/30/11                                                        1,750,000        1,984,369
Dominion Resources, Inc., Class B
  7.625%, due 07/15/05,                                                       1,995,000        2,155,133
Dominion Resources, Inc.,
  8.125%, due 06/15/10                                                          700,000          839,685
Dow Chemical Co. (The),
  6.125%, due 02/01/11                                                        2,725,000        2,932,067
DTE Energy Co.,
  7.050%, due 06/01/11                                                          840,000          941,926
Duke Energy Field Services, LLC,
  7.875%, due 08/16/10                                                        1,325,000        1,552,314
EOP Operating LP,
  7.250%, due 06/15/28                                                        1,625,000        1,766,820
Erac U.S.A. Finance Co., 144A,
  8.000%, due 01/15/11                                                        1,910,000        2,271,685
First Data Corp.,
  5.625%, due 11/01/11                                                        1,110,000        1,180,874
FirstEnergy Corp., Series B,
  6.450%, due 11/15/11                                                          970,000        1,005,355
FleetBoston Financial Corp.,
  7.375%, due 12/01/09                                                        1,465,000        1,720,040
Ford Motor Co.,
  7.450%, due 07/16/31                                                        3,870,000        3,910,716
Ford Motor Credit Co.,
  5.800%, due 01/12/09                                                        4,145,000        4,268,741
  7.375%, due 02/01/11                                                        1,130,000        1,231,632
FPL Group Capital, Inc.,
  6.125%, due 05/15/07                                                          400,000          437,129
  7.625%, due 09/15/06                                                          610,000          684,834
GATX Financial Corp.,
  6.875%, due 11/01/04                                                        1,045,000        1,073,025
General Electric Capital Corp.,
  6.000%, due 06/15/12                                                        7,610,000        8,252,687
  6.750%, due 03/15/32                                                        1,290,000        1,428,186

                                                                              FACE
                                                                             AMOUNT           VALUE
                                                                         --------------   --------------
General Motors Acceptance Corp.,
  6.875%, due 09/15/11                                                   $    2,835,000   $    3,053,655
  8.000%, due 11/01/31                                                        2,305,000        2,588,439
General Motors Corp.,
  8.375%, due 07/15/33                                                        2,190,000        2,542,180
Goldman Sachs Group, Inc.,
  6.875%, due 01/15/11                                                        2,440,000        2,770,884
Harley-Davidson, Inc., 144A
  3.625%, due 12/15/08                                                        1,205,000        1,201,963
Harrah's Operating Co., Inc.,
  7.500%, due 01/15/09                                                        1,470,000        1,674,320
Heller Financial, Inc.,
  8.000%, due 06/15/05                                                          800,000          872,548
Hertz Corp.,
  7.625%, due 08/15/07                                                        1,640,000        1,801,607
Household Finance Corp.,
  6.750%, due 05/15/11                                                        2,500,000        2,814,358
ICI Wilmington, Inc.,
  4.375%, due 12/01/08                                                        1,810,000        1,803,196
International Business Machines Corp.,
  5.875%, due 11/29/32                                                          720,000          724,452
International Paper Co.,
  6.750%, due 09/01/11                                                        1,830,000        2,034,546
J.P. Morgan Chase & Co.,
  6.750%, due 02/01/11                                                          440,000          496,140
  7.125%, due 06/15/09                                                          800,000          918,689
John Deere Capital Corp.,
  7.000%, due 03/15/12                                                        1,350,000        1,555,185
Kerr-McGee Corp.,
  7.875%, due 09/15/31                                                          290,000          329,400
Kimberly-Clark Corp., 144A,
  4.500%, due 07/30/05                                                        1,045,000        1,087,745
Kinder Morgan, Inc.,
  6.650%, due 03/01/05                                                        1,615,000        1,705,648
Kohl's Corp.,
  6.300%, due 03/01/11                                                          875,000          981,868
Kraft Foods, Inc.,
  5.625%, due 11/01/11                                                        2,940,000        3,097,719
Kroger Co.,
  7.500%, due 04/01/31                                                        1,030,000        1,186,841
Lehman Brothers Holdings, Inc.,
  6.625%, due 01/18/12                                                        1,220,000        1,376,790
  7.000%, due 02/01/08                                                        1,000,000        1,129,439
Lincoln National Corp.,
  6.200%, due 12/15/11                                                          950,000        1,036,461
Loews Corp.,
  6.750%, due 12/15/06                                                          550,000          595,151
Marsh & McClennan Cos., Inc.,
  6.250%, due 03/15/12                                                          695,000          754,979
MBNA Capital, Series B, +
  1.963%, due 02/01/27                                                        2,580,000        2,232,497
MidAmerican Energy Co.,
  5.125%, due 01/15/13                                                          440,000          448,431
Miller Brewing Co., 144A
  5.500%, due 08/15/13                                                        2,255,000        2,303,805
Morgan Stanley,
  5.800%, due 04/01/07                                                          600,000          652,189
  6.750%, due 04/15/11                                                        3,560,000        4,027,855
NationsBank Corp.,
  7.500%, due 09/15/06                                                        1,040,000        1,167,080
News America Holdings, Inc.,
  7.125%, due 04/08/28                                                        1,070,000        1,171,774
Northwest Airlines Corp.,
  8.072%, due 10/01/19                                                   $      636,461   $      699,492
Occidental Petroleum Corp.,
  8.450%, due 02/15/29                                                        1,140,000        1,494,451
Pepsi Bottling Group, Inc., 144A,
  5.625%, due 02/17/09                                                        1,480,000        1,607,070
PP&L Capital Funding,
  7.750%, due 04/15/05                                                        1,115,000        1,194,202
Praxair, Inc.,
  6.375%, due 04/01/12                                                          985,000        1,095,976
Progress Energy, Inc.,
  7.000%, due 10/30/31                                                        1,205,000        1,289,696
PSEG Power LLC,
  7.750%, due 04/15/11                                                          465,000          547,317
Rohm & Haas Co.,
  7.850%, due 07/15/29                                                          565,000          694,658
Safeway, Inc.,
  6.500%, due 03/01/11                                                        1,455,000        1,588,314
Sempra Energy,
  7.950%, due 03/01/10                                                          735,000          864,444
SLM Corp.,
  5.625%, due 04/10/07                                                        2,110,000        2,286,523
Southern Power Co., Series B,
  6.250%, due 07/15/12                                                          995,000        1,075,108
Southwestern Electric Power, Series B,
  4.500%, due 07/01/05                                                          585,000          606,479
Sprint Capital Corp.,
  8.375%, due 03/15/12                                                          865,000        1,010,147
Target Corp.,
  5.375%, due 06/15/09                                                          840,000          900,339
  7.000%, due 07/15/31                                                        1,370,000        1,553,287
Telus Corp.,
  8.000%, due 06/01/11                                                        1,525,000        1,783,163
Time Warner, Inc.,
  7.625%, due 04/15/31                                                        2,810,000        3,242,088
Transocean Sedco Forex, Inc.,
  6.625%, due 04/15/11                                                          930,000        1,038,099
U.S. Bank N.A., Minnesota,
  6.375%, due 08/01/11                                                          760,000          847,374
Unilever Capital Corp.,
  7.125%, due 11/01/10                                                        1,675,000        1,947,358
Union Pacific Corp.,
  6.625%, due 02/01/08                                                          800,000          888,027
  6.700%, due 12/01/06                                                        1,990,000        2,205,465
United Technologies Corp.,
  6.100%, due 05/15/12                                                          945,000        1,037,822
UST, Inc.,
  6.625%, due 07/15/12                                                        1,205,000        1,340,429
Valero Energy Corp.,
  6.875%, due 04/15/12                                                          325,000          359,645
  7.500%, due 04/15/32                                                        1,245,000        1,387,515
Verizon Global Funding,
  4.000%, due 01/15/08                                                          400,000          407,520
  6.750%, due 12/01/05                                                        1,200,000        1,302,084
Verizon New England, Inc.,
  6.500%, due 09/15/11                                                          555,000          611,550
Verizon New York, Inc., Series B,
  7.375%, due 04/01/32                                                          925,000        1,018,404
Viacom, Inc.,
  6.625%, due 05/15/11                                                          990,000        1,123,891
  7.700%, due 07/30/10                                                          400,000          478,081

                                                                              FACE
                                                                             AMOUNT           VALUE
                                                                         --------------   --------------
Wachovia Bank N.A.,
  7.800%, due 08/18/10                                                   $    2,875,000   $    3,468,604
Walt Disney Co. (The),
  6.375%, due 03/01/12                                                        1,280,000        1,407,498
Washington Mutual, Inc.,
  5.625%, due 01/15/07                                                          795,000          856,822
  7.500%, due 08/15/06                                                          600,000          670,285
Wells Fargo Bank, N.A.,
  6.450%, due 02/01/11                                                        3,170,000        3,559,406
Weyerhaeuser Co.,
  7.375%, due 03/15/32                                                          765,000          831,786
Wyeth,
  5.250%, due 03/15/13                                                        1,445,000        1,470,954
                                                                                          --------------
Total U.S. Corporate Bonds                                                                   218,989,679
                                                                                          --------------
U.S. GOVERNMENT OBLIGATIONS -- 0.34%
U.S. Treasury Note,
  2.000%, due 08/31/05                                                          855,000          860,510
                                                                                          --------------
Total U.S. Bonds                                                                             219,850,189
                                                                                          --------------
INTERNATIONAL BONDS -- 10.27%
INTERNATIONAL CORPORATE BONDS -- 4.84%
Abbey National PLC,
  7.950%, due 10/26/29                                                          700,000          869,086
Asia Development Bank,
  4.875%, due 02/05/07                                                          400,000          425,726
Burlington Resources Finance Co.,
  6.680%, due 02/15/11                                                          675,000          758,626
Canadian National Railway Co.,
  6.375%, due 10/15/11                                                          200,000          220,727
  6.900%, due 07/15/28                                                          615,000          687,126
Deutsche Telekom International Finance BV,
  8.250%, due 06/15/30                                                        1,730,000        2,209,950
France Telecom S.A.,
  8.500%, due 03/01/31                                                          850,000        1,129,374
HSBC Holdings PLC,
  5.250%, due 12/12/12                                                          680,000          696,360
Imperial Tobacco Group,
  7.125%, due 04/01/09                                                          600,000          666,410
National Australia Bank,
  8.600%, due 05/19/10                                                          600,000          743,020
Royal Bank of Scotland,
  9.118%, due 03/31/10                                                          735,000          917,986
Telecom Italia Capital, 144A
  5.250%, due 11/15/13                                                   $    1,135,000   $    1,137,260
Telefonica Europe BV,
  7.750%, due 09/15/10                                                          500,000          593,617
Vodafone Group PLC,
  7.750%, due 02/15/10                                                          900,000        1,066,675
                                                                                          --------------
Total International Corporate Bonds                                                           12,121,943
                                                                                          --------------
SOVEREIGN / SUPRANATIONAL BONDS -- 5.43%
Pemex Project Funding Master Trust,
  8.000%, due 11/15/11                                                        2,795,000        3,123,413
Province of Ontario,
  5.500%, due 10/01/08                                                          270,000          293,303
  7.000%, due 08/04/05                                                          600,000          646,441
Province of Quebec,
  7.500%, due 07/15/23                                                          700,000          858,412
State of Qatar, 144A
  9.750%, due 06/15/30                                                        1,625,000        2,275,000
United Mexican States,
  8.125%, due 12/30/19                                                        4,510,000        5,039,925
Westdeutsche Landesbank,
  6.750%, due 06/15/05                                                        1,255,000        1,341,118
                                                                                          --------------
Total Sovereign / Supranational Bonds                                                         13,577,612
                                                                                          --------------
Total International Bonds                                                                     25,699,555
                                                                                          --------------
Total Bonds (Cost $241,221,166)                                                              245,549,744
                                                                                          --------------

                                                                             SHARES
                                                                         --------------
SHORT-TERM INVESTMENTS -- 1.44%
  UBS Supplementary Trust U.S. Cash
    Management Prime Fund,
    yield of 1.23% (Cost $3,609,315)                                          3,609,315        3,609,315
                                                                                          --------------
Total Investments -- 99.62%
  (Cost $244,830,481)(a)                                                                     249,159,059
Cash and other assets,
  less liabilities -- 0.38%                                                                      939,681
                                                                                          --------------
Net Assets -- 100.00%                                                                     $  250,098,740
                                                                                          ==============

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $244,830,481; and net unrealized appreciation consisted of:

             Gross unrealized appreciation                            $  4,505,283
             Gross unrealized depreciation                                (176,705)
                                                                      ------------
               Net unrealized appreciation                            $  4,328,578
                                                                      ============

+ Variable rate security -- The rate disclosed is that in effect at December 31, 2003.
%        Represents a percentage of net assets.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in tranactions exempt from registration, normally to qualified buyers. At December 31, 2003 the value of these securities amounted to $14,809,841 or 5.92% of net assets.

                 See accompanying notes to financial statements

                 (this page has been left blank intentionally)

UBS RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

                                                                                 UBS RELATIONSHIP FUNDS
                                                                    ------------------------------------------------
                                                                       GLOBAL                           U.S. LARGE
                                                                     SECURITIES        U.S. EQUITY      CAP EQUITY
                                                                        FUND              FUND             FUND
--------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost:
    Unaffiliated issuers                                            $  691,025,480   $   53,650,829   $   12,080,439
    Affiliated issuers                                                 112,695,718        1,648,968          257,298
  Foreign currency, at cost                                              4,790,749               --               --
  Investments of cash collateral received for
    securities loaned, at cost                                          49,161,825               --               --
                                                                    --------------   --------------   --------------
                                                                    $  857,673,772   $   55,299,797   $   12,337,737
                                                                    ==============   ==============   ==============
  Investments, at value:
    Unaffiliated issuers*                                              801,419,976       63,984,867       14,346,543
    Affiliated issuers                                                 148,542,859        1,648,968          257,298
  Foreign currency, at value                                             4,894,780               --               --
  Investments of cash collateral received for
    securities loaned, at value                                         49,161,825               --               --
  Cash                                                                      17,494            2,496              912
  Receivables:
    Investment securities sold                                           2,721,289          185,516          101,954
    Paydown receivable                                                          --               --               --
    Due from advisor                                                           534           12,089            5,406
    Dividends                                                              933,613           76,399           16,711
    Interest                                                             2,517,011            1,742              359
    Fund shares sold                                                            --               --               --
    Variation margin                                                            --               --               --
  Net unrealized appreciation on forward
    foreign currency contracts                                           1,980,868               --               --
  Other assets                                                              47,439               --               --
                                                                    --------------   --------------   --------------
    TOTAL ASSETS                                                     1,012,237,688       65,912,077       14,729,183
                                                                    --------------   --------------   --------------
LIABILITIES:
  Payables:
    Securities loaned                                                   49,161,825               --               --
    Investment securities purchased                                      5,315,190          130,548           70,275
    Fund shares redeemed                                                 1,537,955               --               --
    Distributions                                                               --               --               --
    Trustees' fees                                                           2,492            5,051            5,411
    Due to custodian bank                                                       --               --               --
    Variation margin                                                        21,000               --               --
    Accrued expenses                                                       274,570           20,748            7,411
  Net unrealized depreciation on forward
    foreign currency contracts                                           3,386,248               --               --
                                                                    --------------   --------------   --------------
    TOTAL LIABILITIES                                                   59,699,280          156,347           83,097
                                                                    --------------   --------------   --------------
NET ASSETS                                                          $  952,538,408   $   65,755,730   $   14,646,086
                                                                    ==============   ==============   ==============
  Shares outstanding                                                    40,168,884        4,617,027        1,593,286
                                                                    ==============   ==============   ==============
  Net asset value, offering and redemption price per share +        $      23.7133   $      14.2420   $       9.1924
                                                                    ==============   ==============   ==============

                                                                         UBS RELATIONSHIP FUNDS
                                                                    -------------------------------
                                                                                       U.S. SMALL
                                                                       U.S.VALUE       CAP EQUITY
                                                                      EQUITY FUND         FUND
---------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost:
    Unaffiliated issuers                                            $   89,123,472   $  219,405,981
    Affiliated issuers                                                   4,091,636       21,960,779
  Foreign currency, at cost                                                     --               --
  Investments of cash collateral received for
    securities loaned, at cost                                                  --               --
                                                                    --------------   --------------
                                                                    $   93,215,108   $  241,366,760
                                                                    ==============   ==============
  Investments, at value:
    Unaffiliated issuers*                                              105,173,149      266,406,413
    Affiliated issuers                                                   4,091,636       21,960,779
  Foreign currency, at value                                                    --               --
  Investments of cash collateral received for
    securities loaned, at value                                                 --               --
  Cash                                                                          --               --
  Receivables:
    Investment securities sold                                             559,788          753,389
    Paydown receivable                                                          --               --
    Due from advisor                                                         5,367           17,312
    Dividends                                                              111,779          226,439
    Interest                                                                 3,775           16,371
    Fund shares sold                                                            --               --
    Variation margin                                                         5,075          155,056
  Net unrealized appreciation on forward
    foreign currency contracts                                                  --               --
  Other assets                                                                  --               --
                                                                    --------------   --------------
    TOTAL ASSETS                                                       109,950,569      289,535,759
                                                                    --------------   --------------
LIABILITIES:
  Payables:
    Securities loaned                                                           --               --
    Investment securities purchased                                        644,575        1,515,246
    Fund shares redeemed                                                   750,000               --
    Distributions                                                               --               --
    Trustees' fees                                                           4,426            3,829
    Due to custodian bank                                                       --               --
    Variation margin                                                            --               --
    Accrued expenses                                                        15,532           45,300
  Net unrealized depreciation on forward
    foreign currency contracts                                                  --               --
                                                                    --------------   --------------
    TOTAL LIABILITIES                                                    1,414,533        1,564,375
                                                                    --------------   --------------
NET ASSETS                                                          $  108,536,036   $  287,971,384
                                                                    ==============   ==============
  Shares outstanding                                                     7,658,301        8,728,423
                                                                    ==============   ==============
  Net asset value, offering and redemption price per share +        $      14.1723   $      32.9924
                                                                    ==============   ==============

* The market value for securities loaned for UBS Global Securities Relationship Fund as of December 31, 2003 is $48,061,219.

+ Maximum offering price per share for the UBS Emerging Markets Equity Relationship Fund is $12.5446 (net asset value, plus 1.52% of net asset value, or 1.50% of offering price). Redemption price per share for the UBS Emerging Markets Equity Relationship Fund is $12.1714 (net asset value, less 1.50% of net asset value, or 1.52% of redemption value). Maximum offering price per share for the UBS Emerging Markets Debt Relationship Fund is $43.6077 (net asset value, plus .50% of net asset value, or .50% of offering price).

                 See accompanying notes to financial statements

                                                                                 UBS RELATIONSHIP FUNDS
                                                                    ------------------------------------------------
                                                                                         EMERGING       U.S. CASH
                                                                     INTERNATIONAL       MARKETS        MANAGEMENT
                                                                      EQUITY FUND      EQUITY FUND      PRIME FUND
--------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost:
    Unaffiliated issuers                                            $   78,051,162   $  277,946,861   $           --
    Affiliated issuers                                                      93,540        2,460,051      247,782,289
  Foreign currency, at cost                                              1,588,892          552,845               --
  Investments of cash collateral received for
    securities loaned, at cost                                                  --               --               --
                                                                    --------------   --------------   --------------
                                                                    $   79,733,594   $  280,959,757   $  247,782,289
                                                                    ==============   ==============   ==============
  Investments, at value:
    Unaffiliated issuers*                                               94,552,185      370,224,061               --
    Affiliated issuers                                                      93,540        2,460,051      247,782,289
  Foreign currency, at value                                             1,633,102          443,136               --
  Investments of cash collateral received for
    securities loaned, at value                                                 --               --               --
  Cash                                                                          --               --               --
  Receivables:
    Investment securities sold                                              24,682          308,548               --
    Paydown receivable                                                          --               --               --
    Due from advisor                                                        24,295               --            9,664
    Dividends                                                              204,362        1,340,839               --
    Interest                                                                   304            4,200          241,426
    Fund shares sold                                                            --           40,321               --
    Variation margin                                                            --               --               --
  Net unrealized appreciation on forward
    foreign currency contracts                                             316,472               --               --
  Other assets                                                                  --            1,862               --
                                                                    --------------   --------------   --------------
    TOTAL ASSETS                                                        96,848,942      374,823,018      248,033,379
                                                                    --------------   --------------   --------------
LIABILITIES:
  Payables:
    Securities loaned                                                           --               --               --
    Investment securities purchased                                        273,153          588,055               --
    Fund shares redeemed                                                        --          862,944               --
    Distributions                                                               --               --          237,651
    Trustees' fees                                                           4,511            3,513            3,474
    Due to custodian bank                                                       --               --           10,000
    Variation margin                                                            --               --               --
    Accrued expenses                                                        57,980        1,334,450           62,852
  Net unrealized depreciation on forward
    foreign currency contracts                                             565,874               --               --
                                                                    --------------   --------------   --------------
    TOTAL LIABILITIES                                                      901,518        2,788,962          313,977
                                                                    --------------   --------------   --------------
NET ASSETS                                                          $   95,947,424   $  372,034,056   $  247,719,402
                                                                    ==============   ==============   ==============
  Shares outstanding                                                     8,054,357       30,107,610      247,719,402
                                                                    ==============   ==============   ==============
  Net asset value, offering and redemption price per share +        $      11.9125   $      12.3568   $       1.0000
                                                                    ==============   ==============   ==============

                                                                                UBS RELATIONSHIP FUNDS
                                                                  --------------------------------------------------
                                                                                                         EMERGING
                                                                       U.S. BOND       HIGH YIELD        MARKETS
                                                                          FUND            FUND           DEBT FUND
--------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost:
    Unaffiliated issuers                                          $   82,285,531   $  165,570,134   $  112,184,887
    Affiliated issuers                                                 2,620,673        5,041,571        5,519,324
  Foreign currency, at cost                                                   --               --            9,548
  Investments of cash collateral received for
    securities loaned, at cost                                                --               --               --
                                                                  --------------   --------------   --------------
                                                                  $   84,906,204   $  170,611,705   $  117,713,759
                                                                  ==============   ==============   ==============
  Investments, at value:
    Unaffiliated issuers*                                             84,143,642      167,566,180      117,974,240
    Affiliated issuers                                                 2,620,673        5,041,571        5,519,324
  Foreign currency, at value                                                  --               --           10,551
  Investments of cash collateral received for
    securities loaned, at value                                               --               --               --
  Cash                                                                        --               --          431,409
  Receivables:
    Investment securities sold                                           720,443        1,531,696               --
    Paydown receivable                                                        --               --               --
    Due from advisor                                                      16,016            8,203               --
    Dividends                                                                 --           16,688               --
    Interest                                                             827,031        3,225,807        1,679,935
    Fund shares sold                                                          --               --               --
    Variation margin                                                          --               --           10,906
  Net unrealized appreciation on forward
    foreign currency contracts                                                --               --           44,217
  Other assets                                                                --               --               --
                                                                  --------------   --------------   --------------
    TOTAL ASSETS                                                      88,327,805      177,390,145      125,670,582
                                                                  --------------   --------------   --------------
LIABILITIES:
  Payables:
    Securities loaned                                                         --               --               --
    Investment securities purchased                                    2,222,124               --               --
    Fund shares redeemed                                                      --               --               --
    Distributions                                                             --               --               --
    Trustees' fees                                                         4,732            4,362            4,283
    Due to custodian bank                                                     --               --               --
    Variation margin                                                          --               --               --
    Accrued expenses                                                      31,374           27,112          165,692
  Net unrealized depreciation on forward
    foreign currency contracts                                                --               --          192,733
                                                                  --------------   --------------   --------------
    TOTAL LIABILITIES                                                  2,258,230           31,474          362,708
                                                                  --------------   --------------   --------------
NET ASSETS                                                        $   86,069,575   $  177,358,671   $  125,307,874
                                                                  ==============   ==============   ==============
  Shares outstanding                                                   6,294,529       10,680,108        2,887,896
                                                                  ==============   ==============   ==============
  Net asset value, offering and redemption price per share +      $      13.6737   $      16.6064   $      43.3907
                                                                  ==============   ==============   ==============

                                                                        UBS RELATIONSHIP FUNDS
                                                                   --------------------------------
                                                                   U.S. SECURITIZED
                                                                       MORTGAGE         CORPORATE
                                                                         FUND           BOND FUND
---------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost:
    Unaffiliated issuers                                            $  650,645,851   $  241,221,166
    Affiliated issuers                                                  37,800,014        3,609,315
  Foreign currency, at cost                                                     --               --
  Investments of cash collateral received for
    securities loaned, at cost                                                  --               --
                                                                    --------------   --------------
                                                                    $  688,445,865   $  244,830,481
                                                                    ==============   ==============
  Investments, at value:
    Unaffiliated issuers*                                              659,331,553   $  245,549,744
    Affiliated issuers                                                  37,800,014        3,609,315
  Foreign currency, at value                                                    --               --
  Investments of cash collateral received for
    securities loaned, at value                                                 --               --
  Cash                                                                          --               --
  Receivables:
    Investment securities sold                                                  --               --
    Paydown receivable                                                     282,655               --
    Due from advisor                                                            --               --
    Dividends                                                                   --               --
    Interest                                                             3,539,054        3,864,227
    Fund shares sold                                                       588,000          373,000
    Variation margin                                                            --               --
  Net unrealized appreciation on forward
    foreign currency contracts                                                  --               --
  Other assets                                                                  --               --
                                                                    --------------   --------------
    TOTAL ASSETS                                                       701,541,276      253,396,286
                                                                    --------------   --------------
LIABILITIES:
  Payables:
    Securities loaned                                                           --               --
    Investment securities purchased                                             --        3,271,040
    Fund shares redeemed                                                        --               --
    Distributions                                                               --               --
    Trustees' fees                                                           2,899            1,930
    Due to custodian bank                                                       --               --
    Variation margin                                                            --               --
    Accrued expenses                                                       177,774           24,576
  Net unrealized depreciation on forward
    foreign currency contracts                                                  --               --
                                                                    --------------   --------------
    TOTAL LIABILITIES                                                      180,673        3,297,546
                                                                    --------------   --------------
NET ASSETS                                                          $  701,360,603   $  250,098,740
                                                                    ==============   ==============
  Shares outstanding                                                    61,961,660       24,222,266
                                                                    ==============   ==============
  Net asset value, offering and redemption price per share +        $      11.3193   $      10.3252
                                                                    ==============   ==============

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 2003

                                                                                 UBS RELATIONSHIP FUNDS
                                                                    ------------------------------------------------
                                                                        GLOBAL                          U.S. LARGE
                                                                      SECURITIES       U.S. EQUITY      CAP EQUITY
                                                                         FUND              FUND            FUND
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends                                                       $   12,149,953   $    1,021,949   $      250,518
    Interest                                                             4,841,930              131               --
    Affiliated interest                                                    674,529           17,572            4,660
    Securities lending - net                                               158,303               --               --
    Foreign tax withheld                                                  (861,513)              --               --
                                                                    --------------   --------------   --------------
      TOTAL INCOME                                                  $   16,963,202   $    1,039,652   $      255,178
                                                                    --------------   --------------   --------------
EXPENSES:
    Professional services                                                   78,922           34,694           26,109
    Administration                                                          69,354               --               --
    Custodian                                                              452,480           22,121            5,017
    Trustees                                                                10,663            6,398            6,398
    Shareholder reports                                                     31,346            1,927              526
    Country tax                                                                 --               --               --
    Other                                                                   21,431            2,965            1,835
                                                                    --------------   --------------   --------------
      TOTAL EXPENSES                                                       664,196           68,105           39,885
      Expenses reimbursed by Advisor                                        (3,830)         (41,818)         (33,923)
                                                                    --------------   --------------   --------------
      NET EXPENSES                                                         660,366           26,287            5,962
                                                                    --------------   --------------   --------------
      NET INVESTMENT INCOME                                             16,302,836        1,013,365          249,216
                                                                    --------------   --------------   --------------
  Net realized gain (loss) on:
    Investments and swap contracts                                       8,564,997          706,770         (113,159)
    Futures contracts                                                   (1,924,698)              --               --
    Foreign currency transactions                                       15,778,269               --               --
                                                                    --------------   --------------   --------------
      Net realized gain (loss)                                          22,418,568          706,770         (113,159)
                                                                    --------------   --------------   --------------
  Change in net unrealized appreciation or depreciation on:
    Investments and foreign currency contracts                         171,365,257       13,452,829        3,188,137
    Futures contracts                                                   (1,291,383)              --               --
    Forward foreign currency contracts                                  (3,723,226)              --               --
    Swap contracts                                                              --               --               --
    Translation of other assets and liabilities denominated
      in foreign currency                                                   52,521               --               --
                                                                    --------------   --------------   --------------
      Change in net unrealized appreciation or depreciation            166,403,169       13,452,829        3,188,137
                                                                    --------------   --------------   --------------
Net realized and unrealized gain (loss)                                188,821,737       14,159,599        3,074,978
                                                                    --------------   --------------   --------------
Net increase in net assets resulting from operations                $  205,124,573   $   15,172,964   $    3,324,194
                                                                    ==============   ==============   ==============

                                                                         UBS RELATIONSHIP FUNDS
                                                                    -------------------------------
                                                                       U.S.VALUE       U.S. SMALL
                                                                         EQUITY        CAP EQUITY
                                                                          FUND            FUND
---------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends                                                       $    2,217,498   $    3,205,029
    Interest                                                                 1,661           11,816
    Affiliated interest                                                     30,397          195,182
    Securities lending - net                                                    --               --
    Foreign tax withheld                                                        --               --
                                                                    --------------   --------------
      TOTAL INCOME                                                  $    2,249,556   $    3,412,027
                                                                    --------------   --------------
EXPENSES:
    Professional services                                                   27,834           37,531
    Administration                                                              --               --
    Custodian                                                               38,352           79,252
    Trustees                                                                 6,399            6,398
    Shareholder reports                                                      4,526            6,847
    Country tax                                                                 --               --
    Other                                                                    4,172            5,156
                                                                    --------------   --------------
      TOTAL EXPENSES                                                        81,283          135,184
      Expenses reimbursed by Advisor                                       (35,706)         (60,812)
                                                                    --------------   --------------
      NET EXPENSES                                                          45,577           74,372
                                                                    --------------   --------------
      NET INVESTMENT INCOME                                              2,203,979        3,337,655
                                                                    --------------   --------------
  Net realized gain (loss) on:
    Investments and swap contracts                                        (540,829)       9,973,053
    Futures contracts                                                      179,753        3,928,921
    Foreign currency transactions                                               --               --
                                                                    --------------   --------------
      Net realized gain (loss)                                            (361,076)      13,901,974
                                                                    --------------   --------------
  Change in net unrealized appreciation or depreciation on:
    Investments and foreign currency contracts                          24,795,244       50,181,112
    Futures contracts                                                       76,006          757,383
    Forward foreign currency contracts                                          --               --
    Swap contracts                                                              --               --
    Translation of other assets and liabilities denominated
      in foreign currency                                                       --               --
                                                                    --------------   --------------
      Change in net unrealized appreciation or depreciation             24,871,250       50,938,495
                                                                    --------------   --------------
Net realized and unrealized gain (loss)                                 24,510,174       64,840,469
                                                                    --------------   --------------
Net increase in net assets resulting from operations                $   26,714,153   $   68,178,124
                                                                    ==============   ==============

*    The Fund commenced operations on September 15, 2003.

+    Net of $265,356 Taxes.

++   Net of $1,255,449 Deferred Country Taxes.

                 See accompanying notes to financial statements

                                                                                  UBS RELATIONSHIP FUNDS
                                                                    ------------------------------------------------
                                                                    INTERNATIONAL                       U.S. CASH
                                                                       EQUITY       EMERGING MARKETS    MANAGEMENT
                                                                        FUND           EQUITY FUND      PRIME FUND
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends                                                       $    2,463,129   $    8,037,184   $           --
    Interest                                                                   184           78,457               --
    Affiliated interest                                                      6,546           59,151        4,974,566
    Securities lending - net                                                    --               --               --
    Foreign tax withheld                                                  (317,972)        (638,294)              --
                                                                    --------------   --------------   --------------
      TOTAL INCOME                                                  $    2,151,887   $    7,536,498   $    4,974,566
                                                                    --------------   --------------   --------------
EXPENSES:
    Professional services                                                   58,395          106,252           24,729
    Administration                                                              --          205,070               --
    Custodian                                                               76,637          888,634           10,120
    Trustees                                                                 6,398            6,398            9,964
    Shareholder reports                                                      3,851            9,592           25,305
    Country tax                                                                 --           61,224               --
    Other                                                                    4,182            8,322           18,770
                                                                    --------------   --------------   --------------
      TOTAL EXPENSES                                                       149,463        1,285,492           88,888
      Expenses reimbursed by Advisor                                       (72,765)              --          (49,730)
                                                                    --------------   --------------   --------------
      NET EXPENSES                                                          76,698        1,285,492           39,158
                                                                    --------------   --------------   --------------
      NET INVESTMENT INCOME                                              2,075,189        6,251,006        4,935,408
                                                                    --------------   --------------   --------------
  Net realized gain (loss) on:
    Investments and swap contracts                                      (3,432,968)      29,581,326+              --
    Futures contracts                                                           --               --               --
    Foreign currency transactions                                          997,298          (98,748)              --
                                                                    --------------   --------------   --------------
      Net realized gain (loss)                                          (2,435,670)      29,482,578               --
                                                                    --------------   --------------   --------------
  Change in net unrealized appreciation or depreciation on:
    Investments and foreign currency contracts                          26,271,905       93,875,189++             --
    Futures contracts                                                           --               --               --
    Forward foreign currency contracts                                    (100,578)              --               --
    Swap contracts                                                              --               --               --
    Translation of other assets and liabilities denominated
      in foreign currency                                                    7,033           14,176               --
                                                                    --------------   --------------   --------------
      Change in net unrealized appreciation or depreciation             26,178,360       93,889,365               --
                                                                    --------------   --------------   --------------
Net realized and unrealized gain (loss)                                 23,742,690      123,371,943               --
                                                                    --------------   --------------   --------------
Net increase in net assets resulting from operations                $   25,817,879   $  129,622,949   $    4,935,408
                                                                    ==============   ==============   ==============

                                                                                  UBS RELATIONSHIP FUNDS
                                                                    ------------------------------------------------
                                                                       U.S. BOND       HIGH YIELD    EMERGING MARKETS
                                                                         FUND             FUND          DEBT FUND
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends                                                       $           --   $       61,197   $           --
    Interest                                                             3,732,315       14,931,344       10,970,146
    Affiliated interest                                                     22,261           51,469           41,668
    Securities lending - net                                                    --               --               --
    Foreign tax withheld                                                        --               --               --
                                                                    --------------   --------------   --------------
      TOTAL INCOME                                                  $    3,754,576   $   15,044,010   $   11,011,814
                                                                    --------------   --------------   --------------
EXPENSES:
    Professional services                                                   43,876           34,208           73,287
    Administration                                                              --               --           98,690
    Custodian                                                               33,029           62,408          116,456
    Trustees                                                                 6,398            6,398            6,399
    Shareholder reports                                                      5,357            4,767            4,541
    Country tax                                                                 --               --               --
    Other                                                                    3,732            5,978            5,158
                                                                    --------------   --------------   --------------
      TOTAL EXPENSES                                                        92,392          113,759          304,531
      Expenses reimbursed by Advisor                                       (53,165)         (55,219)              --
                                                                    --------------   --------------   --------------
      NET EXPENSES                                                          39,227           58,540          304,531
                                                                    --------------   --------------   --------------
      NET INVESTMENT INCOME                                              3,715,349       14,985,470       10,707,283
                                                                    --------------   --------------   --------------
  Net realized gain (loss) on:
    Investments and swap contracts                                         794,095        2,270,593       20,756,363
    Futures contracts                                                           --               --         (795,459)
    Foreign currency transactions                                               --               --          211,053
                                                                    --------------   --------------   --------------
      Net realized gain (loss)                                             794,095        2,270,593       20,171,957
                                                                    --------------   --------------   --------------
  Change in net unrealized appreciation or depreciation on:
    Investments and foreign currency contracts                            (483,005)      15,722,999          612,940
    Futures contracts                                                           --               --           28,314
    Forward foreign currency contracts                                          --               --            3,104
    Swap contracts                                                              --               --          478,000
    Translation of other assets and liabilities denominated
      in foreign currency                                                       --               --           (1,161)
                                                                    --------------   --------------   --------------
      Change in net unrealized appreciation or depreciation               (483,005)      15,722,999        1,121,197
                                                                    --------------   --------------   --------------
Net realized and unrealized gain (loss)                                    311,090       17,993,592       21,293,154
                                                                    --------------   --------------   --------------
Net increase in net assets resulting from operations                $    4,026,439   $   32,979,062   $   32,000,437
                                                                    ==============   ==============   ==============

                                                                        UBS RELATIONSHIP FUNDS
                                                                   --------------------------------

                                                                   U.S. SECURITIZED    CORPORATE
                                                                     MORTGAGE FUND     BOND FUND*
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends                                                       $           --   $           --
    Interest                                                            26,314,691        3,322,596
    Affiliated interest                                                    340,054            5,593
    Securities lending - net                                                    --               --
    Foreign tax withheld                                                        --               --
                                                                    --------------   --------------
      TOTAL INCOME                                                  $   26,654,745   $    3,328,189
                                                                    --------------   --------------
EXPENSES:
    Professional services                                                   71,187           19,373
    Administration                                                              --               --
    Custodian                                                              263,314           28,190
    Trustees                                                                11,174            3,200
    Shareholder reports                                                     27,397            4,000
    Country tax                                                                 --               --
    Other                                                                   20,145            1,500
                                                                    --------------   --------------
      TOTAL EXPENSES                                                       393,217           56,263
      Expenses reimbursed by Advisor                                            --               --
                                                                    --------------   --------------
      NET EXPENSES                                                         393,217           56,263
                                                                    --------------   --------------
      NET INVESTMENT INCOME                                             26,261,528        3,271,926
                                                                    --------------   --------------
  Net realized gain (loss) on:
    Investments and swap contracts                                         991,987           18,073
    Futures contracts                                                           --               --
    Foreign currency transactions                                               --               --
                                                                    --------------   --------------
      Net realized gain (loss)                                             991,987           18,073
                                                                    --------------   --------------
  Change in net unrealized appreciation or depreciation on:
    Investments and foreign currency contracts                          (5,020,259)       4,328,578
    Futures contracts                                                           --               --
    Forward foreign currency contracts                                          --               --
    Swap contracts                                                              --               --
    Translation of other assets and liabilities denominated
      in foreign currency                                                       --               --
                                                                    --------------   --------------
      Change in net unrealized appreciation or depreciation             (5,020,259)       4,328,578
                                                                    --------------   --------------
Net realized and unrealized gain (loss)                                 (4,028,272)       4,346,651
                                                                    --------------   --------------
Net increase in net assets resulting from operations                $   22,233,256   $    7,618,577
                                                                    ==============   ==============

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      UBS                                   UBS
                                                                 GLOBAL SECURITIES                      U.S. EQUITY
                                                                 RELATIONSHIP FUND                   RELATIONSHIP FUND
                                                          --------------------------------    --------------------------------
                                                            YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                           DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                               2003              2002              2003              2002
                                                          --------------    --------------    --------------    --------------
OPERATIONS:
  Net investment income                                   $   16,302,836    $   13,922,189    $    1,013,365    $      826,301
  Net realized gain (loss)                                    22,405,117           510,570           706,770        (2,010,612)
  Change in net unrealized appreciation or depreciation      166,416,620       (41,734,920)       13,452,829        (6,358,963)
                                                          --------------    --------------    --------------    --------------
  Net increase (decrease) in net assets from operations      205,124,573       (27,302,161)       15,172,964        (7,543,274)
                                                          --------------    --------------    --------------    --------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                  147,540,267       263,594,537        10,413,000        12,168,118
  Cost of shares redeemed                                    (61,077,685)     (126,873,431)       (9,735,558)       (4,231,649)
                                                          --------------    --------------    --------------    --------------
  Net increase (decrease) in net assets resulting from
    capital share transactions                                86,462,582       136,721,106           677,442         7,936,469
                                                          --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS                            291,587,155       109,418,945        15,850,406           393,195
NET ASSETS, BEGINNING OF YEAR                                660,951,253       551,532,308        49,905,324        49,512,129
                                                          --------------    --------------    --------------    --------------
NET ASSETS, END OF YEAR                                   $  952,538,408    $  660,951,253    $   65,755,730    $   49,905,324
                                                          ==============    ==============    ==============    ==============
SHARE TRANSACTIONS:
  Shares sold                                                  6,981,162        13,539,909           866,530         1,061,354
  Shares redeemed                                             (3,031,896)       (6,845,807)         (832,838)         (331,593)
                                                          --------------    --------------    --------------    --------------
  Net increase (decrease) in shares outstanding                3,949,266         6,694,102            33,692           729,761
                                                          ==============    ==============    ==============    ==============

                 See accompanying notes to financial statements

                                                                       UBS                                 UBS
                                                               U.S. LARGE CAP EQUITY                  U.S. VALUE EQUITY
                                                                 RELATIONSHIP FUND                    RELATIONSHIP FUND
                                                          --------------------------------    --------------------------------
                                                            YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                           DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                               2003              2002              2003              2002
                                                          --------------    --------------    --------------    --------------
OPERATIONS:
  Net investment income                                   $      249,216    $      225,790    $    2,203,979    $    2,304,617
  Net realized gain (loss)                                      (113,159)         (794,369)         (361,076)       (6,618,580)
  Change in net unrealized appreciation or depreciation        3,188,137        (1,651,497)       24,871,250       (12,785,054)
                                                          --------------    --------------    --------------    --------------
  Net increase (decrease) in net assets from operations        3,324,194        (2,220,076)       26,714,153       (17,099,017)
                                                          --------------    --------------    --------------    --------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                           --                --           147,999           237,500
  Cost of shares redeemed                                        (59,014)         (100,029)       (9,344,950)      (12,528,223)
                                                          --------------    --------------    --------------    --------------
  Net increase (decrease) in net assets resulting from
    capital share transactions                                   (59,014)         (100,029)       (9,196,951)      (12,290,723)
                                                          --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS                              3,265,180        (2,320,105)       17,517,202       (29,389,740)
NET ASSETS, BEGINNING OF YEAR                                 11,380,906        13,701,011        91,018,834       120,408,574
                                                          --------------    --------------    --------------    --------------
NET ASSETS, END OF YEAR                                   $   14,646,086    $   11,380,906    $  108,536,036    $   91,018,834
                                                          ==============    ==============    ==============    ==============
SHARE TRANSACTIONS:
  Shares sold                                                         --                --            11,769            21,652
  Shares redeemed                                         $       (7,271)          (16,085)         (785,022)       (1,079,647)
                                                          --------------    --------------    --------------    --------------
  Net increase (decrease) in shares outstanding                   (7,271)          (16,085)         (773,253)       (1,057,995)
                                                          ==============    ==============    ==============    ==============

                                                                       UBS
                                                                U.S. SMALL CAP EQUITY
                                                                  RELATIONSHIP FUND
                                                          --------------------------------
                                                            YEAR ENDED        YEAR ENDED
                                                           DECEMBER 31,      DECEMBER 31,
                                                               2003              2002
                                                          --------------    --------------
OPERATIONS:
  Net investment income                                   $    3,337,655    $    2,605,371
  Net realized gain (loss)                                    13,901,974         7,184,495
  Change in net unrealized appreciation or depreciation       50,938,495       (14,237,835)
                                                          --------------    --------------
  Net increase (decrease) in net assets from operations       68,178,124        (4,447,969)
                                                          --------------    --------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                   84,140,000        11,415,000
  Cost of shares redeemed                                       (793,178)     (45,230,410)
                                                          --------------    --------------
  Net increase (decrease) in net assets resulting from
    capital share transactions                                83,346,822       (33,815,410)
                                                          --------------    --------------
INCREASE (DECREASE) IN NET ASSETS                            151,524,946       (38,263,379)
NET ASSETS, BEGINNING OF YEAR                                136,446,438       174,709,817
                                                          --------------    --------------
NET ASSETS, END OF YEAR                                   $  287,971,384    $  136,446,438
                                                          ==============    ==============
SHARE TRANSACTIONS:
  Shares sold                                                  3,047,853           463,419
  Shares redeemed                                                (26,025)       (1,755,295)
                                                          --------------    --------------
  Net increase (decrease) in shares outstanding                3,021,828        (1,291,876)
                                                          ==============    ==============

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         UBS                                 UBS
                                                                INTERNATIONAL EQUITY              EMERGING MARKETS EQUITY
                                                                  RELATIONSHIP FUND                   RELATIONSHIP FUND
                                                          --------------------------------    --------------------------------
                                                            YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                           DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                               2003              2002              2003              2002
                                                          --------------    --------------    --------------    --------------
OPERATIONS:
  Net investment income                                   $    2,075,189    $    1,675,759    $    6,251,006    $    3,410,123
  Net realized gain (loss)                                    (2,435,669)       (8,164,451)       29,462,577        (9,876,963)
  Change in net unrealized appreciation or depreciation       26,178,359        (4,863,838)       93,909,366        (1,314,749)
                                                          --------------    --------------    --------------    --------------
  Net increase (decrease) in net assets from operations       25,817,879       (11,352,530)      129,622,949        (7,781,589)
                                                          --------------    --------------    --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income                            --                --                --                --
                                                          --------------    --------------    --------------    --------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                    5,047,638        38,533,868        87,395,888        68,576,671
  Proceeds from shares issued on reinvestment of
    distributions                                                     --                --                --                --
  Cost of shares redeemed                                    (15,461,710)       (9,246,827)      (53,975,103)     (112,475,064)
                                                          --------------    --------------    --------------    --------------
  Net increase (decrease) in net assets resulting from
    capital share transactions                               (10,414,072)       29,287,041        33,420,785       (43,898,393)
                                                          --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS                             15,403,807        17,934,511       163,043,734       (51,679,982)
NET ASSETS, BEGINNING OF YEAR                                 80,543,617        62,609,106       208,990,322       260,670,304
                                                          --------------    --------------    --------------    --------------
NET ASSETS, END OF YEAR                                   $   95,947,424    $   80,543,617    $  372,034,056    $  208,990,322
                                                          ==============    ==============    ==============    ==============
SHARE TRANSACTIONS:
  Shares sold                                                    568,249         3,791,587         9,401,285         7,546,709
  Shares issued on reinvestment of distributions                      --                --                --                --
  Shares redeemed                                             (1,555,303)         (973,961)       (5,576,478)      (12,804,694)
                                                          --------------    --------------    --------------    --------------
  Net increase (decrease) in shares outstanding                 (987,054)        2,817,626         3,824,807        (5,257,985)
                                                          ==============    ==============    ==============    ==============

                 See accompanying notes to financial statements

                                                                       UBS                                UBS
                                                                U.S. CASH MANAGEMENT                     U.S.BOND
                                                               PRIME RELATIONSHIP FUND                RELATIONSHIP FUND
                                                          --------------------------------    --------------------------------
                                                            YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                           DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                               2003              2002              2003              2002
                                                          --------------    --------------    --------------    --------------
OPERATIONS:
  Net investment income                                   $    4,935,408    $   11,704,065    $    3,715,349    $    3,163,438
  Net realized gain (loss)                                            --                --           794,095         1,498,591
  Change in net unrealized appreciation or depreciation               --                --          (483,005)        1,944,952
                                                          --------------    --------------    --------------    --------------
  Net increase (decrease) in net assets from operations        4,935,408        11,704,065         4,026,439         6,606,981
                                                          --------------    --------------    --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income                    (4,935,408)      (11,704,065)               --                --
                                                          --------------    --------------    --------------    --------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                  979,611,780       910,354,435        12,099,982        52,254,950
  Proceeds from shares issued on reinvestment of
    distributions                                              2,584,608         6,298,369                --                --
  Cost of shares redeemed                                 (1,306,520,333)   (1,135,941,384)       (8,656,208)      (16,416,362)
                                                          --------------    --------------    --------------    --------------
  Net increase (decrease) in net assets resulting from
    capital share transactions                              (324,323,945)     (219,288,580)        3,443,774        35,838,588
                                                          --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS                           (324,323,945)     (219,288,580)        7,470,213        42,445,569
NET ASSETS, BEGINNING OF YEAR                                572,043,347       791,331,927        78,599,362        36,153,793
                                                          --------------    --------------    --------------    --------------
NET ASSETS, END OF YEAR                                   $  247,719,402    $  572,043,347    $   86,069,575    $   78,599,362
                                                          ==============    ==============    ==============    ==============
SHARE TRANSACTIONS:
  Shares sold                                                979,611,780       910,354,435           913,128         4,311,527
  Shares issued on reinvestment of distributions               2,584,608         6,298,369                --                --
  Shares redeemed                                         (1,306,520,333)   (1,135,941,384)         (640,537)       (1,340,231)
                                                          --------------    --------------    --------------    --------------
  Net increase (decrease) in shares outstanding             (324,323,945)     (219,288,580)          272,591         2,971,296
                                                          ==============    ==============    ==============    ==============

                                                                     UBS
                                                                   HIGH YIELD
                                                                RELATIONSHIP FUND
                                                          --------------------------------
                                                            YEAR ENDED        YEAR ENDED
                                                           DECEMBER 31,      DECEMBER 31,
                                                               2003              2002
                                                          --------------    --------------
OPERATIONS:
  Net investment income                                   $   14,985,470    $   17,426,728
  Net realized gain (loss)                                     2,270,593       (28,525,643)
  Change in net unrealized appreciation or depreciation       15,722,999         9,876,559
                                                          --------------    --------------
  Net increase (decrease) in net assets from operations       32,979,062        (1,222,356)
                                                          --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income                            --                --
                                                          --------------    --------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                   57,703,173        90,644,495
  Proceeds from shares issued on reinvestment of
    distributions                                                     --               --
  Cost of shares redeemed                                    (54,637,419)     (180,091,824)
                                                          --------------    --------------
  Net increase (decrease) in net assets resulting from
    capital share transactions                                 3,065,754       (89,447,329)
                                                          --------------    --------------
INCREASE (DECREASE) IN NET ASSETS                             36,044,816       (90,669,685)
NET ASSETS, BEGINNING OF YEAR                                141,313,855       231,983,540
                                                          --------------    --------------
NET ASSETS, END OF YEAR                                   $  177,358,671    $  141,313,855
                                                          ==============    ==============
SHARE TRANSACTIONS:
  Shares sold                                                  3,799,736         6,772,902
  Shares issued on reinvestment of distributions                      --                --
  Shares redeemed                                             (3,604,823)      (13,225,426)
                                                          --------------    --------------
  Net increase (decrease) in shares outstanding                  194,913        (6,452,524)
                                                          ==============    ==============

UBS Relationship Funds -- Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       UBS                                 UBS
                                                                EMERGING MARKETS DEBT            U.S. SECURITIZED MORTGAGE
                                                                  RELATIONSHIP FUND                   RELATIONSHIP FUND
                                                          --------------------------------    --------------------------------
                                                            YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                           DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                               2003              2002              2003              2002
                                                          --------------    --------------    --------------    --------------
OPERATIONS:
  Net investment income                                   $   10,707,283    $   12,268,632    $   26,261,528    $   32,971,649
  Net realized gain                                           20,171,957         1,976,898           991,988           733,994
  Change in net unrealized appreciation or depreciation        1,121,197           270,814        (5,020,260)       18,343,853
                                                          --------------    --------------    --------------    --------------
  Net increase in net assets from operations                  32,000,437        14,516,344        22,233,256        52,049,496
                                                          --------------    --------------    --------------    --------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                   29,459,973         7,729,805        48,413,009       150,353,396
  Cost of shares redeemed                                    (46,748,130)      (53,195,765)      (32,115,248)      (48,672,252)
                                                          --------------    --------------    --------------    --------------
  Net increase (decrease) in net assets resulting from
    capital share transactions                               (17,288,157)      (45,465,960)       16,297,761       101,681,144
                                                          --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS                             14,712,280       (30,949,616)       38,531,017       153,730,640
NET ASSETS, BEGINNING OF PERIOD                              110,595,594       141,545,210       662,829,586       509,098,946
                                                          --------------    --------------    --------------    --------------
NET ASSETS, END OF PERIOD                                 $  125,307,874    $  110,595,594    $  701,360,603    $  662,829,586
                                                          ==============    ==============    ==============    ==============
SHARE TRANSACTIONS:
  Shares sold                                                    751,432           233,076         4,319,928        14,541,481
  Shares redeemed                                             (1,141,786)       (1,682,186)       (2,908,047)       (4,585,353)
                                                          --------------    --------------    --------------    --------------
  Net increase (decrease) in shares outstanding                 (390,354)       (1,449,110)        1,411,881         9,956,128
                                                          ==============    ==============    ==============    ==============

* The Fund commenced operations on September 15, 2003.

                                                             CORPORATE BOND
                                                            RELATIONSHIP FUND
                                                          --------------------
                                                          FOR THE PERIOD ENDED
                                                              DECEMBER 31,
                                                                  2003*
                                                          --------------------
OPERATIONS:
  Net investment income                                      $    3,271,926
  Net realized gain                                                  18,073
  Change in net unrealized appreciation or depreciation           4,328,578
                                                             --------------
  Net increase in net assets from operations                      7,618,577
                                                             --------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                     243,987,363
  Cost of shares redeemed                                        (1,507,200)
                                                             --------------
  Net increase (decrease) in net assets resulting from
    capital share transactions                                  242,480,163
                                                             --------------
INCREASE (DECREASE) IN NET ASSETS                               250,098,740
NET ASSETS, BEGINNING OF PERIOD
                                                                         --
                                                             --------------
NET ASSETS, END OF PERIOD                                    $  250,098,740
                                                             ==============
SHARE TRANSACTIONS:
  Shares sold                                                    24,370,143
  Shares redeemed                                                  (147,877)
                                                             --------------
  Net increase (decrease) in shares outstanding                  24,222,266
                                                             ==============

UBS RELATIONSHIP FUNDS -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR PRESENTED.

                                                                                    YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------------
UBS GLOBAL SECURITIES RELATIONSHIP FUND                        2003           2002           2001           2000           1999
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                         $    18.2484   $    18.6799   $    18.0599   $    16.8271   $   16.4989
                                                           ------------   ------------   ------------   ------------   -----------
Income (loss) from investment operations:
   Net investment income                                         0.4388*        0.3954*        0.4154*        0.4900*       1.2120
   Net realized and unrealized gain (loss)                       5.0261        (0.8269)        0.2046         0.7428       (0.8838)
                                                           ------------   ------------   ------------   ------------   -----------
         Total income (loss) from investment operations          5.4649        (0.4315)        0.6200         1.2328        0.3282
                                                           ------------   ------------   ------------   ------------   -----------
Net asset value, end of year                               $    23.7133   $    18.2484   $    18.6799   $    18.0599   $   16.8271
                                                           ============   ============   ============   ============   ===========
Total return                                                      29.95%         (2.31)%         3.42%          7.33%         1.99%
Ratios / Supplemental data:
   Net assets, end of year (in 000's)                      $    952,538   $    660,951   $    551,532   $    485,602   $ 1,311,601
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credit           0.0880%          0.08%          0.05%          0.05%         0.05%
      After expense reimbursement and earnings credit            0.0875%          0.07%          0.05%          0.05%         0.05%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credit             2.16%          2.14%          2.30%          2.93%         3.07%
      After expense reimbursement and earnings credit              2.16%          2.15%          2.30%          2.93%         3.07%
   Portfolio turnover rate                                           67%           100%            91%            62%           81%

                                                                                     YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------------
UBS U.S. EQUITY RELATIONSHIP FUND                              2003           2002           2001           2000           1999
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                         $    10.8884   $    12.8484   $    12.4626   $    11.9159   $   12.3079
                                                           ------------   ------------   ------------   ------------   -----------
Income (loss) from investment operations:
   Net investment income                                         0.2126*        0.2085*        0.1913*        1.2318        0.1668
   Net realized and unrealized gain (loss)                       3.1410        (2.1685)        0.1945        (0.6851)      (0.5588)
                                                           ------------   ------------   ------------   ------------   -----------
         Total income (loss) from investment operations          3.3536        (1.9600)        0.3858         0.5467       (0.3920)
                                                           ------------   ------------   ------------   ------------   -----------
Net asset value, end of year                               $    14.2420   $    10.8884   $    12.8484   $    12.4626   $   11.9159
                                                           ============   ============   ============   ============   ===========
Total return                                                      30.80%        (15.26)%         3.10%          4.59%        (3.18)%
Ratios / Supplemental data:
   Net assets, end of year (in 000's)                      $     65,756   $     49,905   $     49,512   $     66,512   $   204,825
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credit           0.1231%          0.09%          0.05%          0.03%         0.03%
      After expense reimbursement and earnings credit            0.0475%          0.03%          0.01%          0.01%         0.01%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credit             1.76%          1.70%          1.50%          1.71%         1.68%
      After expense reimbursement and earnings credit              1.84%          1.76%          1.54%          1.73%         1.70%
   Portfolio turnover rate                                           46%            45%            45%            72%           51%

* The net investment income per share data was determined by using average shares outstanding throughout the year.

                 See accompanying notes to financial statements.

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                             YEAR ENDED DECEMBER 31,                  PERIOD ENDED
                                                           ---------------------------------------------------------  DECEMBER 31,
UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND                    2003           2002           2001           2000         1999**
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $     7.1106   $     8.4750   $     8.4771   $     8.1963  $   10.0000
                                                           ------------   ------------   ------------   ------------   -----------
Income (loss) from investment operations:
   Net investment income                                         0.1560*        0.1443         0.1431         0.1829       1.3195
   Net realized and unrealized gain (loss)                       1.9258        (1.5087)       (0.1452)        0.0979      (3.1232)
                                                           ------------   ------------   ------------   ------------   -----------
         Total income (loss) from investment operations          2.0818        (1.3644)       (0.0021)        0.2808      (1.8037)
                                                           ------------   ------------   ------------   ------------   -----------
Net asset value, end of period                             $     9.1924   $     7.1106   $     8.4750         8.4771  $    8.1963
                                                           ============   ============   ============   ============  ===========
Total return                                                      29.28%        (16.10)%        (0.02)%         3.43%      (18.04)%+
Ratios / Supplemental data:
   Net assets, end of year (in 000's)                      $     14,646   $     11,381   $     13,701   $     14,644  $       862
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credit           0.3177%          0.16%          0.13%          0.27%        0.26%++
      After expense reimbursement and earnings credit            0.0475%          0.02%          0.01%          0.01%        0.01%++
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credit             1.71%          1.67%          1.43%          1.62%        1.66%++
      After expense reimbursement and earnings credit              1.98%          1.81%          1.55%          1.88%        1.91%++
   Portfolio turnover rate                                           26%            41%            50%            67%         142%

                                                                                    YEAR ENDED DECEMBER 31,
                                                           ----------------------------------------------------------------------
UBS U.S. VALUE EQUITY RELATIONSHIP FUND                        2003           2002           2001           2000         1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                         $    10.7950   $    12.6885   $    12.2579   $    10.4550  $   10.4832
                                                           ------------   ------------   ------------   ------------  -----------
Income (loss) from investment operations:
   Net investment income                                         0.2736*        0.3804         0.2155         0.2834       0.2503
   Net realized and unrealized gain (loss)                       3.1037        (2.2739)        0.2151         1.5195      (0.2785)
                                                           ------------   ------------   ------------   ------------  -----------
         Total income (loss) from investment operations          3.3773        (1.8935)        0.4306         1.8029      (0.0282)
                                                           ------------   ------------   ------------   ------------  -----------
Net asset value, end of year                               $    14.1723   $    10.7950   $    12.6885   $    12.2579  $   10.4550
                                                           ============   ============   ============   ============  ===========
Total return                                                      31.29%        (14.92)%         3.51%         17.24%       (0.27)%
Ratios / Supplemental data:
   Net assets, end of year (in 000's)                      $    108,536   $     91,019   $    120,409   $    114,083  $    99,506
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credit           0.0847%          0.06%          0.02%          0.04%        0.03%
      After expense reimbursement and earnings credit            0.0475%          0.03%          0.01%          0.01%        0.01%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credit             2.26%          2.16%          1.92%          2.43%        2.02%
      After expense reimbursement and earnings credit              2.30%          2.19%          1.93%          2.46%        2.04%
   Portfolio turnover rate                                           26%            33%            48%            75%          95%

* The net investment income per share data was determined by using average shares outstanding throughout the period.
**   The Fund commenced operations on April 30, 1999.
+    Non-Annualized.
++   Annualized.

                 See accompanying notes to financial statements.

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR PRESENTED.

                                                                                    YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------------
UBS U.S. SMALL CAP EQUITY RELATIONSHIP FUND                    2003           2002           2001           2000           1999
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                         $    23.9103   $    24.9640   $    21.3920   $    19.4892   $   18.9356
                                                           ------------   ------------   ------------   ------------   -----------
Income (loss) from investment operations:
   Net investment income                                         0.4642*        1.9606         0.3903*        1.3404        0.0975
   Net realized and unrealized gain (loss)                       8.6179        (3.0143)        3.1817         0.5624        0.4561
                                                           ------------   ------------   ------------   ------------   -----------
         Total income (loss) from investment operations          9.0821        (1.0537)        3.5720         1.9028        0.5536
                                                           ------------   ------------   ------------   ------------   -----------
Net asset value, end of year                               $    32.9924   $    23.9103   $    24.9640   $    21.3920   $   19.4892
                                                           ============   ============   ============   ============   ===========
Total return                                                      37.98%         (4.22)%        16.70%          9.76%         2.92%
Ratios / Supplemental data:
   Net assets, end of year (in 000's)                      $    287,971   $    136,446   $    174,710   $    361,797   $   564,625
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credit           0.0682%          0.05%          0.02%          0.02%         0.01%
      After expense reimbursement and earnings credit            0.0375%          0.02%          0.00%          0.00%         0.00%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credit             1.65%          1.60%          1.67%          1.86%         2.05%
      After expense reimbursement and earnings credit              1.68%          1.63%          1.69%          1.88%         2.06%
   Portfolio turnover rate                                           62%            82%            76%            60%           57%

                                                                                    YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------------
UBS INTERNATIONAL EQUITY RELATIONSHIP FUND                     2003           2002           2001           2000           1999
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                         $     8.9083   $    10.0597   $    11.6827   $    12.5008   $   10.3223
                                                           ------------   ------------   ------------   ------------   -----------
Income (loss) from investment operations:
   Net investment income                                         0.2351*        0.1993*        0.2256         0.3289        0.1796
   Net realized and unrealized gain (loss)                       2.7691        (1.3507)       (1.8486)       (1.1470)       1.9989
                                                           ------------   ------------   ------------   ------------   -----------
         Total income (loss) from investment operations          3.0042        (1.1514)       (1.6230)       (0.8181)       2.1785
                                                           ------------   ------------   ------------   ------------   -----------
Net asset value, end of year                               $    11.9125   $     8.9083   $    10.0597   $    11.6827   $   12.5008
                                                           ============   ============   ============   ============   ===========
Total return                                                      33.72%        (11.45)%       (13.89)%        (6.54)%       21.10%
Ratios / Supplemental data:
   Net assets, end of year (in 000's)                      $     95,947   $     80,544   $     62,609   $     75,227   $   119,097
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credit           0.1754%          0.13%          0.10%          0.11%         0.12%
      After expense reimbursement and earnings credit            0.0900%          0.08%          0.06%          0.06%         0.06%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credit             2.35%          2.09%          2.04%          1.64%         1.90%
      After expense reimbursement and earnings credit              2.44%          2.14%          2.08%          1.69%         1.96%
   Portfolio turnover rate                                           46%            51%            85%            63%           86%

* The net investment income per share data was determined by using average shares outstanding throughout the year.

                 See accompanying notes to financial statements.

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR PRESENTED.

                                                                                    YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------------
UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND                  2003           2002           2001           2000           1999
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                         $     7.9516   $     8.2645   $     8.2869   $    11.6039   $    7.0004
                                                           ------------   ------------   ------------   ------------   -----------
Income (loss) from investment operations:
   Net investment income                                         0.2196*        0.1275*        0.1770         0.4255        0.3658
   Net realized and unrealized gain (loss)                       4.1856        (0.4404)       (0.1994)       (3.7425)       4.2377
                                                           ------------   ------------   ------------   ------------   -----------
         Total income (loss) from investment operations          4.4052        (0.3129)       (0.0224)       (3.3170)       4.6035
                                                           ------------   ------------   ------------   ------------   -----------
Net asset value, end of year                               $    12.3568   $     7.9516   $     8.2645   $     8.2869   $   11.6039
                                                           ============   ============   ============   ============   ===========
Total return                                                      55.40%         (3.79)%        (0.27)%       (28.59)%       65.76%
Ratios / Supplemental data:
   Net assets, end of year (in 000's)                      $    372,034   $    208,990   $    260,670   $    265,557   $   488,333
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credit           0.4500%          0.42%          0.40%          0.49%         0.47%
      After expense reimbursement and earnings credit            0.4500%          0.42%          0.40%          0.48%         0.47%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credit             2.28%          1.51%          1.93%          1.36%         1.62%
      After expense reimbursement and earnings credit              2.28%          1.51%          1.93%          1.37%         1.62%
   Portfolio turnover rate                                           62%            61%            61%            67%           92%

                                                                                    YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------------
UBS U.S. CASH MANAGEMENT PRIME RELATIONSHIP FUND               2003           2002           2001           2000           1999
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                         $     1.0000   $     1.0000   $     1.0000   $     1.0000   $    1.0000
                                                           ------------   ------------   ------------   ------------   -----------
Income (loss) from investment operations:
   Net investment income                                         0.0126         0.0185         0.0413         0.0645        0.0521
Distributions:
   Net investment income                                        (0.0126)       (0.0185)       (0.0413)       (0.0645)      (0.0521)
                                                           ------------   ------------   ------------   ------------   -----------
Net asset value, end of year                               $     1.0000   $     1.0000   $     1.0000   $     1.0000   $    1.0000
                                                           ============   ============   ============   ============   ===========
Total return                                                       1.23%          1.87%          4.21%          6.69%         5.34%
Ratios / Supplemental data:
   Net assets, end of year (in 000's)                      $    247,719   $    572,043   $    791,332   $    657,327   $   523,786
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credit           0.0200%          0.02%          0.01%          0.01%         0.01%
      After expense reimbursement and earnings credit            0.0100%          0.01%          0.01%          0.01%         0.01%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credit             1.25%          1.85%          4.27%          6.49%         5.23%
      After expense reimbursement and earnings credit              1.26%          1.86%          4.27%          6.49%         5.23%

* The net investment income per share data was determined by using average shares outstanding throughout the year.

                 See accompanying notes to financial statements.

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                     YEAR ENDED DECEMBER 31,            PERIOD ENDED
                                                           ------------------------------------------   DECEMBER 31,
UBS U.S. BOND RELATIONSHIP FUND                                2003           2002           2001          2000**
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $    13.0522   $    11.8512   $    10.8829   $    10.0000
                                                           ------------   ------------   ------------   ------------
Income (loss) from investment operations:
   Net investment income                                         0.6022*        0.6547*        0.8146         0.1842
   Net realized and unrealized gain                              0.0193         0.5463         0.1537         0.6987
                                                           ------------   ------------   ------------   ------------
         Total income from investment operations                 0.6215         1.2010         0.9683         0.8829
                                                           ------------   ------------   ------------   ------------
Net asset value, end of period                             $    13.6737   $    13.0522   $    11.8512   $    10.8829
                                                           ============   ============   ============   ============
Total return                                                       4.76%         10.13%          8.90%          8.83%+
Ratios / Supplemental data:
   Net assets, end of period (in 000's)                    $     86,070   $     78,599   $     36,154   $     43,890
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credit           0.1119%          0.09%          0.07%          0.20%++
      After expense reimbursement and earnings credit            0.0475%          0.03%          0.01%          0.01%++
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credit             4.44%          5.18%          6.30%          6.60%++
      After expense reimbursement and earnings credit              4.50%          5.24%          6.36%          6.79%++
   Portfolio turnover rate                                          144%           173%           204%           231%

                                                                                    YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------------
UBS HIGH YIELD RELATIONSHIP FUND                               2003           2002           2001           2000           1999
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                         $    13.4775   $    13.6963   $    13.2292   $    13.7659   $   13.1736
                                                           ------------   ------------   ------------   ------------   ------------
Income (loss) from investment operations:
   Net investment income                                         1.4440*        1.3443*        1.4440*        1.1583        1.5473
   Net realized and unrealized gain (loss)                       1.6849        (1.5631)       (0.9769)       (1.6950)      (0.9550)
                                                           ------------   ------------   ------------   ------------   -----------
         Total income (loss) from investment operations          3.1289        (0.2188)        0.4671        (0.5367)       0.5923
                                                           ------------   ------------   ------------   ------------   -----------
Net asset value, end of year                               $    16.6064   $    13.4775   $    13.6963   $    13.2292   $   13.7659
                                                           ============   ============   ============   ============   ===========
Total return                                                      23.22%         (1.60)%         3.53%         (3.90)%        4.50%
Ratios / Supplemental data:
   Net assets, end of year (in 000's)                      $    177,359   $    141,314   $    231,984   $    313,921   $   304,811
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credit           0.0729%          0.04%          0.02%          0.01%         0.01%
      After expense reimbursement and earnings credit            0.0375%          0.01%          0.00%          0.00%         0.00%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credit             9.57%          9.98%         10.51%         10.39%         9.56%
      After expense reimbursement and earnings credit              9.61%         10.01%         10.53%         10.40%         9.57%
   Portfolio turnover rate                                           94%            72%            59%            65%           93%

* The net investment income per share data was determined by using average shares outstanding throughout the period.
**   The Fund commenced operations on April 28, 2000.
+    Non-Annualized.
++   Annualized.

                 See accompanying notes to financial statements.

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                    YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------------
UBS EMERGING MARKETS DEBT RELATIONSHIP FUND                    2003           2002           2001           2000           1999
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                         $    33.7362   $    29.9417   $    27.0205   $    23.0957   $   17.5294
                                                           ------------   ------------   ------------   ------------   ------------
Income from investment operations:
   Net investment income (loss)                                  3.1991*        3.3450*        3.9816*        2.7100*       2.6800*
   Net realized and unrealized gain                              6.4554         0.4495        (1.0604)        1.2148        2.8863
                                                           ------------   ------------   ------------   ------------   ------------
         Total income from investment operations                 9.6545         3.7945         2.9212         3.9248        5.5663
                                                           ------------   ------------   ------------   ------------   ------------
Net asset value, end of year                               $    43.3907   $    33.7362   $    29.9417   $    27.0205   $   23.0957
                                                           ============   ============   ============   ============   ===========
Total return                                                      28.62%         12.67%         10.81%         16.99%        31.75%
Ratios / Supplemental data:
   Net assets, end of year (in 000's)                      $    125,308   $    110,596   $    141,545   $    176,181   $   448,215
   Ratio of expenses to average net assets                       0.2300%          0.22%          0.15%          0.14%         0.12%
   Ratio of net investment income to average net assets            8.13%         10.61%         12.09%         10.93%        13.66%
   Portfolio turnover rate                                          146%           106%           163%           112%           68%

                                                             YEAR ENDED DECEMBER 31,     PERIOD ENDED
                                                           ---------------------------   DECEMBER 31,
UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND                2003           2002          2001**
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $    10.9469   $    10.0625   $    10.0000
                                                           ------------   ------------   ------------
Income from investment operations:
   Net investment income                                         0.4435*        0.5202         0.1479
   Net realized and unrealized gain (loss)                      (0.0711)        0.3642        (0.0854)
                                                           ------------   ------------   ------------
         Total income from investment operations                 0.3724         0.8844         0.0625
                                                           ------------   ------------   ------------
Net asset value, end of period                             $    11.3193   $    10.9469   $    10.0625
                                                           ============   ============   ============
Total return                                                       3.40%          8.79%          0.63%+
Ratios / Supplemental data:
   Net assets, end of period (in 000's)                    $    701,361   $    662,830   $    509,099
   Ratio of expenses to average net assets                       0.0600%          0.03%          0.10%++
   Ratio of net investment income to average net assets            3.99%          5.39%          5.64%++
   Portfolio turnover rate                                           72%            67%            12%

* The net investment income per share data was determined by using average shares outstanding throughout the period.
**   The Fund commenced operations on September 26, 2001.
+    Non-Annualized.
++   Annualized.

                 See accompanying notes to financial statements.

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD PRESENTED.

                                                                                                          FOR THE
                                                                                                        PERIOD ENDED
                                                                                                        DECEMBER 31,
UBS CORPORATE BOND RELATIONSHIP FUND                                                                       2003**
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                    $    10.0000
                                                                                                        ------------
Income from investment operations:
   Net investment income                                                                                      0.1397*
   Net realized and unrealized gain                                                                           0.1855
                                                                                                        ------------
         Total income from investment operations                                                              0.3252
                                                                                                        ------------
Net asset value, end of period                                                                          $    10.3252
                                                                                                        ============
Total return                                                                                                    3.25%+
Ratios / Supplemental data:
   Net assets, end of period (in 000's)                                                                 $    250,099
   Ratio of expenses to average net assets                                                                    0.0798%++
   Ratio of net investment income to average net assets                                                         4.64%++
   Portfolio turnover rate                                                                                         4%

* The net investment income per share data was determined by using average shares outstanding throughout the period.
**   The Fund commenced operations on September 15, 2003.
+    Non-Annualized.
++   Annualized.

                 See accompanying notes to financial statements.

UBS RELATIONSHIP FUNDS -- NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

UBS Relationship Funds (the "Trust") is an open-end, management investment company registered under the Investment Company Act of 1940, as amended. The Trust currently offers shares of multiple series representing separate portfolios of investments, each of which is non-diversified except for UBS U.S. Cash Management Prime Relationship Fund which is diversified. The thirteen series covered by this report are: UBS Global Securities Relationship Fund, UBS U.S. Equity Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS U.S. Value Equity Relationship Fund, UBS U.S. Small Cap Equity Relationship Fund, UBS International Equity Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS U.S. Cash Management Prime Relationship Fund, UBS U.S. Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Emerging Markets Debt Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund and UBS Corporate Bond Relationship Fund (each a "Fund," and collectively, the "Funds"). The UBS Corporate Bond Relationship Fund, a Series of the Trust, commenced operations on September 15, 2003. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

The Trust issues its beneficial interests only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended ("Securities Act").

Only "accredited investors", as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations.

A. INVESTMENT VALUATION: Securities for which market quotations are readily available are valued at the last available sales price on the exchange or market on which they are principally traded or, lacking any sales, at the last available bid price on the exchange or market on which such securities are principally traded. U.S. equity securities traded over-the-counter are valued at the most recent bid price. Investments in affiliated investment companies are valued at the daily closing net asset value of the respective fund. Debt securities are valued at the most recent bid price by using market quotations or independent pricing services. Securities for which market quotations are not readily available, including restricted securities which are subject to limitations on their sale, are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Short-term obligations with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B. FOREIGN CURRENCY TRANSLATION: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the WM/Reuters closing spot rates as of 4:00 p.m. London time. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate on the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on investments in the Statements of Operations.

C. INVESTMENT TRANSACTIONS: Investment transactions are accounted for on a trade date basis. Gains and losses on securities sold are determined on an identified cost basis.

D. INVESTMENT INCOME: Interest income, which includes amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as the information becomes available.

E. DISTRIBUTIONS: With the exception of UBS U.S. Cash Management Prime Relationship Fund, none of the Funds currently intend to declare and pay dividends. For UBS U.S. Cash Management Prime Relationship Fund, dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share. There is no assurance that UBS U.S. Cash Management Prime Relationship Fund will be able to maintain a net asset value of $1.00 per share.

F. CONCENTRATION OF RISK: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

G. FEDERAL INCOME TAXES: The Trust has received rulings from the Internal Revenue Service that each Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Funds because taxable income (loss) of each Fund is included in the income tax returns of the investors. For tax purposes each component of the Funds' net assets are reported at the investor level; therefore, the Statements of Assets and Liabilities do not present the components of net assets.

H. PARTNERSHIP ALLOCATIONS: For federal income tax purposes, an investor's distributive share of each item of a Fund's income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the "Trust Agreement") so long as the allocation has "substantial economic effect" within the meaning of the Internal Revenue Code (the "Code")
Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that this allocation method has substantial economic effect.

I. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

2.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

UBS Global Asset Management (Americas) Inc. (the "Advisor"), a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the "Advisory Agreement"). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. With respect to UBS High Yield Relationship Fund, UBS Global Asset Management (New York) Inc., (the "Sub - Advisor") is responsible for managing the Fund pursuant to a Sub - Investment Advisory Agreement (the "Sub-Advisory Agreement") with the Fund. The Sub-Advisor did not receive any compensation under the Sub-Advisory Agreement for providing services to the Fund. The Sub-Advisor merged into the Advisor on December 31, 2003 and the Advisor assumed management of the above-referenced Funds as of that date. The Advisor has agreed to reimburse the following Funds to the extent that total operating expenses exceed the following percentage of average daily net assets:

UBS Global Securities Relationship Fund                                   0.0875%
UBS U.S. Equity Relationship Fund                                         0.0475
UBS U.S. Large Cap Equity Relationship Fund                               0.0475
UBS U.S. Value Equity Relationship Fund                                   0.0475
UBS U.S. Small Cap Equity Relationship Fund                               0.0375
UBS International Equity Relationship Fund                                0.0900
UBS Emerging Markets Equity Relationship Fund                             0.5000
UBS U.S. Cash Management Prime Relationship Fund                          0.0100

UBS U.S. Bond Relationship Fund                                           0.0475%
UBS High Yield Relationship Fund                                          0.0375
UBS Emerging Markets Debt Relationship Fund                               0.5000
UBS U.S. Securitized Mortgage Relationship Fund                           0.1375
UBS Corporate Bond Relationship Fund                                      0.1000

At December 31, 2003, the Advisor owed certain Funds for expense reimbursements as follows:

UBS Global Securities Relationship Fund                                   $    534
UBS U.S. Equity Relationship Fund                                           12,089
UBS U.S. Large Cap Equity Relationship Fund                                  5,406
UBS U.S. Value Equity Relationship Fund                                      5,367
UBS U.S. Small Cap Equity Relationship Fund                                 17,312
UBS International Equity Relationship Fund                                  24,295
UBS U.S. Cash Management Prime Relationship Fund                             9,664
UBS U.S. Bond Relationship Fund                                             16,016
UBS High Yield Relationship Fund                                             8,203

During the year ended December 31, 2003, the Advisor paid certain Funds for expense reimbursements as follows:

UBS Global Securities Relationship Fund                                   $ 13,902
UBS U.S. Equity Relationship Fund                                           40,256
UBS U.S. Large Cap Equity Relationship Fund                                 35,169
UBS U.S. Value Equity Relationship Fund                                     50,971
UBS U.S. Small Cap Equity Relationship Fund                                 59,244
UBS International Equity Relationship Fund                                  64,728
UBS U.S. Cash Management Prime Relationship Fund                            94,919
UBS U.S. Bond Relationship Fund                                             53,282
UBS High Yield Relationship Fund                                            65,296

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. These investments represented 20.76% of UBS Global Securities Relationship Fund's total net assets at December 31, 2003. Amounts relating to those investments at December 31, 2003 are summarized as follows:

                                                                                          NET             NET
                                                                          SALES         REALIZED       UNREALIZED
AFFILIATES                                             PURCHASES         PROCEEDS      GAIN/(LOSS)     GAIN/(LOSS)        VALUE
----------                                           --------------   -------------    ------------   -------------   -------------
UBS U.S. Small Cap Equity Relationship Fund          $    4,000,000   $           --   $         --   $   7,901,842   $  27,607,083
UBS Emerging Markets Equity Relationship Fund                    --               --             --      21,129,689      59,273,268
UBS Supplementary Trust U.S. Cash
    Management Prime Relationship Fund                  513,346,618      467,717,202             --              --      73,981,630
UBS High Yield Relationship Fund                          5,000,000       11,400,000      1,189,393       4,586,105      27,760,205
UBS Emerging Markets Debt Relationship Fund                      --        7,500,000      4,350,064        (927,251)      9,082,498
                                                     --------------   -------------    ------------   -------------   -------------
                                                     $  522,346,618   $  486,617,202   $  5,539,457   $  32,690,385   $ 197,704,684
                                                     ==============   ==============   ============   =============   ==============

The following Funds invest in shares of UBS Supplementary Trust U.S. Cash Management Prime Fund ("Supplementary Trust"). The Supplementary Trust is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. Supplementary Trust pays no management fees to the Advisor. Distributions from Supplementary Trust are reflected as interest income on the Statements of Operations. Amounts relating to those investments at December 31, 2003 and for the period then ended are summarized as follows:

                                                                                                                         % OF
                                                                          SALES          INTEREST                         NET
FUND                                                  PURCHASES          PROCEEDS         INCOME         VALUE           ASSETS
----                                                --------------   ---------------   ------------  --------------   ------------
UBS Global Securities Relationship Fund             $  513,346,618   $   467,717,202   $    674,529  $   73,981,630           7.77%
UBS U.S. Equity Relationship Fund                       11,961,956        12,258,054         17,572       1,648,968           2.51
UBS U.S. Large Cap Equity Relationship Fund              1,520,890         1,560,568          4,660         257,298           1.76
UBS U.S. Value Equity Relationship Fund                 22,370,669        18,849,877         30,397       4,091,636           3.77
UBS U.S. Small Cap Equity Relationship Fund            112,111,305        96,830,556        195,182      21,960,779           7.62
UBS International Equity Relationship Fund              12,955,691        13,032,850          6,546          93,540           0.10
UBS Emerging Markets Equity Relationship Fund          118,101,716       118,496,379         59,151       2,460,051           0.66
UBS U.S. Cash Management Prime
    Relationship Fund                                  753,439,185     1,077,692,153      4,974,566     247,782,289         100.03
UBS U.S. Bond Relationship Fund                         40,392,779        39,879,713         22,261       2,620,673           3.05
UBS High Yield Relationship Fund                       126,662,356       122,545,883         51,469       5,041,571           2.84
UBS Emerging Markets Debt Relationship Fund             81,798,715        77,635,206         41,668       5,519,324           4.40
UBS U.S. Securitized Mortgage Relationship Fund        461,576,762       459,260,752        340,054      37,800,014           5.39
UBS Corporate Bond Relationship Fund                    19,837,570        16,228,255          5,593       3,609,315           1.44

The following Funds have incurred brokerage commissions with the affiliated broker dealers listed below. Amounts relating to those transactions for the year ended December 31, 2003, were as follows:

FUND                                                               UBS SECURITIES LLC
----                                                               ------------------
UBS Global Securities Relationship Fund                                $     4,708
UBS U.S. Equity Relationship Fund                                            9,890
UBS U.S. Large Cap Equity Relationship Fund                                    497
UBS U.S. Value Equity Relationship Fund                                      6,701
UBS International Equity Relationship Fund                                     341
UBS Emerging Markets Equity Relationship Fund                                  455

3.   INVESTMENT TRANSACTIONS

Investment transactions for the period ended December 31, 2003, excluding short-term investments, were as follows:

                                                                                                           SALES
FUND                                                                                    PURCHASES         PROCEEDS
----                                                                                 ---------------   --------------
UBS Global Securities Relationship Fund                                              $   403,232,903   $  324,776,157
UBS U.S. Equity Relationship Fund                                                         26,018,361       24,359,030
UBS U.S. Large Cap Equity Relationship Fund                                                3,306,791        3,134,470
UBS U.S. Value Equity Relationship Fund                                                   23,799,257       31,032,157
UBS U.S. Small Cap Equity Relationship Fund                                              189,093,938      112,191,576
UBS International Equity Relationship Fund                                                37,609,807       44,858,745
UBS Emerging Markets Equity Relationship Fund                                            203,238,375      165,218,548
UBS U.S. Bond Relationship Fund                                                          123,583,868      116,083,182
UBS High Yield Relationship Fund                                                         151,754,824      140,625,285
UBS Emerging Markets Debt Relationship Fund                                              181,045,091      192,295,875

                                                                                                           SALES
FUND                                                                                    PURCHASES         PROCEEDS
----                                                                                 ---------------   --------------
UBS U.S. Securitized Mortgage Relationship Fund                                      $   519,576,698   $  458,807,831
UBS Corporate Bond Relationship Fund                                                     251,596,288        9,517,329

For the period ended December 31, 2003, purchases and sales of long-term U.S. government securities were as follows:

                                                                                                           SALES
FUND                                                                                    PURCHASES         PROCEEDS
----                                                                                 ---------------   --------------
UBS Global Securities Relationship Fund                                              $   164,739,691   $  146,319,980
UBS U.S. Bond Relationship Fund                                                           80,943,852       79,620,491
UBS Corporate Bond Relationship Fund                                                         860,411               --

4.   SWAP CONTRACTS

Certain Funds may enter into swap contracts. Swaps often provide a less expensive, and in some cases, the only means of investing in certain emerging markets.

Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statements of Operations as an adjustment to interest income. Credit default swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation on swap contracts in the Statements of Operations.

Fluctuations in the value of open swap contracts are recorded daily as net unrealized gains or losses. The Funds realize a gain or loss upon termination or reset of the contracts. The Statements of Operations reflect net realized and net unrealized gains and losses on these contracts, if any. Amounts receivable or payable related to terminated or reset swap contracts, if any, are reflected as receivable or payable for swap contracts closed on the Statements of Assets and Liabilities.

Credit risk may arise as a result of the failure of the swap counterparty to comply with the terms of the swap contract. The Funds consider the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. The credit risk to the Funds is limited to the net unrealized appreciation by the counterparty, if any, on the swap contracts. Additionally, risks may arise from unanticipated movements in interest rates, foreign exchange rates or in the value of the underlying indices.

5.   FORWARD FOREIGN CURRENCY CONTRACTS

Certain Funds may enter into forward foreign currency contracts. During the year ended December 31, 2003, UBS Global Securities Relationship Fund, UBS International Equity Relationship Fund, and UBS Emerging Markets Debt Relationship Fund engaged in portfolio hedging with respect to changes in foreign currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. Forward foreign currency contracts are also used to achieve currency allocation strategies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

Fluctuations in the value of forward foreign currency contracts are recorded daily as net unrealized gains or losses on forward foreign currency contracts. The Funds realize a gain or loss upon settlement of the contracts. The Statements of Operations reflect net realized and net unrealized gains and losses on these contracts. The counterparty to all forward foreign currency contracts during the year ended December 31, 2003, was the Funds' custodian.

Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform on the forward foreign currency contract. The unrealized gain, if any, represents the credit risk to the Funds on a forward foreign currency contract.

6.   FUTURES CONTRACTS

The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such futures contracts to hedge a portion of their portfolio or to equitize cash.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Funds, generally on a daily basis. The variation margin payments are equal to the daily changes in the futures contract value and are recorded as unrealized gains or losses on futures contracts. The Funds recognize a realized gain or loss on futures contracts when the contract is closed or expires. The Statements of Operations reflect net realized and net unrealized gains and losses on these contracts.

Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of underlying securities.

7.   SECURITY LENDING

The Funds may lend portfolio securities to broker-dealers and financial institutions. UBS Global Securities Relationship Fund loaned securities to certain brokers, with the Fund's custodian acting as the Fund's lending agent. The Fund earned negotiated lenders' fees, which are included in securities lending-net in the Statements of Operations. The Fund receives cash and securities as collateral against the loaned securities. The Fund monitors the market value of securities loaned on a daily basis and initially requires collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned. The cash collateral received is invested in short-term securities and is included in the Schedule of Investments. The value of loaned securities and related collateral outstanding at December 31, 2003, were as follows:

                                                                                                               MARKET
                                                                                                              VALUE OF
                                                                         MARKET             COLLATERAL       INVESTMENTS
                                                                        VALUE OF               FOR             OF CASH
                                                                         LOANED             SECURITIES       COLLATERAL
                                                                       SECURITIES             LOANED          RECEIVED
                                                                      -------------       -------------     -------------
UBS Global Securities Relationship Fund                               $  48,061,219       $  49,161,825     $  49,161,825
                                                                      =============       =============     =============

Investments of cash collateral is invested in UBS Supplementary Trust U.S. Cash Prime Management Fund, an affiliate.

8.   TRANSACTION CHARGES

Investors in UBS Emerging Markets Equity Relationship Fund and UBS Emerging Markets Debt Relationship Fund are subject to a transaction charge equal to 1.50% and 0.50%, respectively, of the Fund's offering price on Fund share purchases.

Therefore, the shares of each of these Funds are sold at a price which is equal to the net asset value of such shares, plus a transaction charge. The transaction charge is retained by the Funds and is intended to defray transaction costs associated with the purchase and sale of securities within the Funds. Investors in UBS Emerging Markets Equity Relationship Fund are also subject to a transaction charge equal to 1.50% of the Fund's offering price on Fund share redemptions. Transaction charges received by UBS Emerging Markets Equity Relationship Fund were $2,098,452 and $2,671,131 and UBS Emerging Markets Debt Relationship Fund were $146,567 and $18,061 for the years ended December 31, 2003 and December 31, 2002, respectively, and are included in proceeds from shares sold on the Statements of Changes in Net Assets.

UBS RELATIONSHIP FUNDS -- PROXY POLICIES & PROCEDURES (UNAUDITED)

You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request by contacting the Funds directly at 1-800-647-1568 or online on the Funds' web site www.ubs.com/ubsglobalam-proxy.

UBS RELATIONSHIP FUNDS -- REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders of
UBS Relationship Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of UBS Global Securities Relationship Fund, UBS U.S. Equity Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS U.S. Value Equity Relationship Fund, UBS U.S. Small Cap Equity Relationship Fund, UBS International Equity Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS U.S. Cash Management Prime Relationship Fund, UBS U.S. Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Emerging Markets Debt Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund and Corporate Bond Relationship Fund (thirteen of the funds constituting UBS Relationship Funds) (collectively the "Funds") as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position each of the respective funds constituting The UBS Relationship Funds at December 31, 2003, and the results of their operations for the year then ended, the statements of changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                               Ernst & Young LLP


New York, New York

February 12, 2004

TRUSTEE INFORMATION (UNAUDITED)

The Trust is a Delaware business trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee, and other directorships held by such Trustee.

The Fund's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

NON-INTERESTED TRUSTEES

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                       POSITION                                                            IN FUND
                       HELD/TERM/                                                          COMPLEX                   OTHER
  NAME, ADDRESS          TIME               PRINCIPAL OCCUPATION(S) DURING                OVERSEEN BY             DIRECTORSHIPS
    AND AGE            SERVED (1)                  PAST 5 YEARS                            TRUSTEE               HELD BY TRUSTEE
-------------------  --------------  ----------------------------------------------  ----------------------  -----------------------
Walter E. Auch       Trustee         Mr. Auch is retired (since 1986).               Mr. Auch is a trustee   Mr. Auch is a Trustee
6001 N. 62nd Place   since 1994                                                      of four investment      of Advisors Series
Paradise Valley, AZ                                                                  companies (consisting   Trust (16 portfolios);
85253                                                                                of 43 portfolios) for   Smith Barney Fund
Age: 82                                                                              which UBS Global AM     Complex (27
                                                                                     (Americas) or one of    portfolios); Nicholas
                                                                                     its affiliates serves   Applegate Institutional
                                                                                     as investment advisor,  Funds (19 portfolios)
                                                                                     sub advisor or          and Banyan Strategic
                                                                                     manager.                Realty Trust. He is
                                                                                                             also a Director of
                                                                                                             Express America
                                                                                                             Holdings Corp. and
                                                                                                             Semele Group Inc.

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                       POSITION                                                            IN FUND
                       HELD/TERM/                                                          COMPLEX                   OTHER
  NAME, ADDRESS          TIME              PRINCIPAL OCCUPATION(S) DURING                OVERSEEN BY             DIRECTORSHIPS
    AND AGE            SERVED (1)                  PAST 5 YEARS                            TRUSTEE               HELD BY TRUSTEE
-------------------  --------------  ----------------------------------------------  ----------------------  -----------------------
Frank K. Reilly      Chairman and    Mr. Reilly is a Professor at the University of  Mr. Reilly is a         Mr. Reilly is a
College of Business  Trustee since   Notre Dame since 1982. Mr. Reilly was a         director or trustee of  Director of Discover
Administration       1994            Director of Battery Park Funds Inc.             five investment         Bank; Morgan Stanley
University of                        (1995-2001).                                    companies (consisting   Trust, FSB; and NIBCO,
Notre Dame                                                                           of 44 portfolios) for   Inc.
Notre Dame, IN                                                                       which UBS Global AM
46556-0399                                                                           (Americas) or one of
Age: 68                                                                              its affiliates serves
                                                                                     as investment advisor,
                                                                                     sub-advisor or
                                                                                     manager.

Edward M. Roob,      Trustee since   Mr. Roob is retired (since 1993), Mr. Roob was  Mr. Roob is a director  Mr. Roob is a Trustee
841 Woodbine Lane    1994            a Committee Member of the Chicago Stock         or trustee of five      of the CCM Fund Complex
Northbrook, IL                       Exchange from 1993-1999.                        investment companies    (9 portfolios).
60002                                                                                (consisting of 44
Age: 69                                                                              portfolios) for which
                                                                                     UBS Global AM
                                                                                     (Americas) or one of
                                                                                     its affiliates serves
                                                                                     as investment advisor,
                                                                                     sub-advisor or
                                                                                     manager.

INTERESTED TRUSTEES

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                       POSITION                                                            IN FUND
                       HELD/TERM/                                                          COMPLEX                   OTHER
  NAME, ADDRESS          TIME               PRINCIPAL OCCUPATION(S) DURING                OVERSEEN BY             DIRECTORSHIPS
    AND AGE            SERVED (1)                  PAST 5 YEARS                            TRUSTEE               HELD BY TRUSTEE
-------------------  --------------  ----------------------------------------------  ----------------------  -----------------------
Brian M. Storms+**;  Director/       Mr. Storms is chief executive officer of UBS    Mr. Storms is a         None
Age: 49              Trustee and     Global Asset Management. America's region       director or trustee of
                     Chairman of     (since July 2002). Mr. Storm's was chief        21 investment
                     the Board of    operating officer of UBS Global Asset           companies (consisting
                     Trustees        Management (US) Inc. ("UBS Global AM") and      of 80 portfolios) and
                                     certain affiliated asset management companies   serves as chairman of
                                     from 1999 to July 2002. He was president of     the boards of 17 of
                                     Prudential Investments (1996-1999).             those investment
                                                                                     companies (consisting
                                                                                     of 37 portfolios) for
                                                                                     which UBS Global AM or
                                                                                     any of its affiliates
                                                                                     serves as investment
                                                                                     advisor, sub-advisor
                                                                                     or manager.

OFFICERS

                                     POSITION
                                    HELD/TERM/
     NAME, ADDRESS                     TIME                                         PRINCIPAL OCCUPATION(S)
       AND AGE                        SERVED (1)                                      DURING PAST 5 YEARS
--------------------------  -----------------------------  -------------------------------------------------------------------------
W. Douglas Beck**; 36       Vice President since 2003      Mr. Beck is an executive director and head of mutual fund product management of UBS Global AM (since 2002). From March 1998 to November
                                                           2002, he held various positions at Merrill Lynch, the most recent being first vice president and co-manager of the managed solutions group.
                                                           Mr. Beck is vice president of 20 investment companies (consisting of 78 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.

Amy R. Doberman**; 41       Vice President since 2001 and  Ms. Doberman is a managing director and general counsel of UBS Global AM.
                            Assistant Secretary since      From December 1997 through July 2000, she was general counsel of Aeltus
                            2002                           Investment Management, Inc.. Ms. Doberman is vice president and assistant secretary of five investment companies (consisting of 44 portfolios) and vice president and secretary of 17 investment companies (consisting of 37 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.

David M. Goldenberg**; 37   Vice President since 2002      Mr. Goldenberg is an executive director and deputy general counsel of UBS
                                                           Global AM. From 2000 to 2002 he was director, legal affairs at Lazard
                                                           Asset Management. Mr. Goldenberg served in various capacities, including as global director of Compliance, at SSB Citi Asset Management Group from
                                                           1996 to 2000. Mr. Goldenberg is a vice president and secretary of five investment companies (consisting of 44 portfolios) and a vice president and assistant secretary of 17 investment companies (consisting of 37 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper*; 46         Assistant Secretary since      Mr. Kemper is an executive director and deputy general counsel of UBS
                            1999                           Global AM (Americas) since 2001. He was Director of UBS Global AM
                                                           (Americas) 1997-2000; Secretary of UBS Global AM (Americas) since 1999;
                                                           Assistant Secretary of UBS Global AM (Americas) 1993-1999; Assistant
                                                           Secretary of UBS Global Asset Management Trust Company since 1993.
                                                           Mr. Kemper is Secretary of UBS Global Asset Management (New York) since
                                                           1998 and Assistant Secretary, Brinson Holdings, Inc. 1993-1998.
                                                           Mr. Kemper is an Assistant Secretary of UBS Supplementary Trust and of
                                                           three investment companies (consisting of 41 portfolios) for which UBS
                                                           Global AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph T. Malone**; 36      Assistant Treasurer since      Mr. Malone is a director and a senior manager of the mutual fund finance
                            2001                           department of UBS Global AM. From August 2000 through June 2001, he was the controller at AEA Investors Inc. From March 1998 to August 2000, Mr.
                                                           Malone was a manager within investment management services of
                                                           PricewaterhouseCoopers LLC. Mr. Malone is an assistant treasurer of four investment companies (consisting of 43 portfolios) for which UBS Global
                                                           AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.

                                     POSITION
                                    HELD/TERM/
     NAME, ADDRESS                     TIME                                         PRINCIPAL OCCUPATION(S)
       AND AGE                       SERVED (1)                                      DURING PAST 5 YEARS
--------------------------  -----------------------------  -------------------------------------------------------------------------
Rita Rubin**; 33            Assistant Secretary since      Ms. Rubin is a director and associate general counsel of UBS Global AM.
                            2002                           Prior to 2001, she was an attorney with the law firm of Kirkpatrick &
                                                           Lockhart LLP. Ms. Rubin is an assistant secretary of four investment companies (consisting of 42 portfolios) for which UBS Global AM
                                                           (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.

Paul H. Schubert**; 41      Treasurer and Principal        Mr. Schubert is an executive director and head of the mutual fund finance
                            Accounting Officer             department of UBS Global AM. Mr. Schubert is treasurer and principal
                            since 2001                     accounting officer of three investment companies (consisting of 41 portfolios), a vice president and treasurer of 18 investment companies
                                                           (consisting of 38 portfolios), and treasurer and chief financial officer of one investment company (consisting of two portfolios) for which UBS
                                                           Global AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph A. Varnas**; 36      President since 2003           Mr. Varnas is a managing director (since March 2003), chief technology officer (since March 2001) and head of product, technology and operations of UBS Global AM (since November 2002). From 2000 to 2001, he was manager of product development in Investment Consulting Services at UBS Financial
                                                           Services Inc. Mr. Varnas was a senior analyst in the Global Securities
                                                           Research and Economics Group at Merrill Lynch from 1995 to 1999.
                                                           Mr. Varnas is president of 21 investment companies (consisting of 79 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.

(1)  Each Trustee holds office for an indefinite term.
* This person's business address is UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, IL 60606.
** This person's business address is UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, NY 10019-6114.
+ Mr. Storms is an "interested person" of the Trust, as that term is defined in the Investment Company Act of 1940 (as amended), by virtue of his positions with the advisor, UBS Global AM and/or UBS Financial Services Inc.

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

[UBS LOGO]                                                           Presorted
                                                                     Standard
                                                                   U.S. Postage
UBS GLOBAL ASSET MANAGEMENT                                           PAID
One North Wacker Drive                                            Smithtown, NY
Chicago, Illinois 60606                                             Permit 700

                 UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND


                                  ANNUAL REPORT

                                DECEMBER 31, 2003

                                TABLE OF CONTENTS

Performance and Portfolio Managers' Commentary                                 1

Statement of Assets and Liabilities                                            3

Statement of Operations                                                        4

Statement of Changes in Net Assets                                             5

Financial Highlights                                                           6

Notes to Financial Statements                                                  7

Report of Independent Auditors                                                10

Trustee and Officer Information                                               11

UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND*

For the year ended December 31, 2003, the Opportunistic High Yield Fund returned 7.89%, compared to 4.10% return of its benchmark, the Lehman Brothers U.S. Aggregate Bond Index (the "Index"). Since its inception on September 4, 2002 through December 31, 2003, the Fund has returned 6.91% on an annualized basis, while the Index returned 5.08% over the same period. (Returns over various time periods are shown in the table on page 2; please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.)

12-MONTH MARKET REVIEW
Over the past year, the high yield market has undergone a dramatic turnaround. In the risk- averse climate of 2002, high yield was one of the few sectors in the fixed income universe that didn't perform well. However, in 2003, apparent mounting confidence in a sustainable economic recovery and a quick end to the major conflict in Iraq created an environment in which investors were willing to assume more risk. Investors seeking greater returns fled the bond market, while those that stayed chose to invest their money in high yield bonds. Ultimately, these investors were rewarded when the sector delivered its best one-year performance since 1991.

Further supporting high yield market performance over the period were positive fundamentals and market technicals. On a fundamental basis, the market gained strength from a declining default rate, a falling distress ratio, a reduction in the number of downgrades to upgrades, operating improvement for high yield issuers and greater access to capital markets. On a technical level, a record-setting $27.1 billion flowed into US high yield mutual funds for the year, more than double the $10.7 billion that flowed into these funds in 2002. In addition, the new issue calendar was extremely active, with 488 issues priced for a total of $144.3 billion in 2003. This compares to 242 issues in 2002, priced for a total of $63 billion.

Virtually every corner of the high yield market saw improving prices during the review period. Some of the best performance, however, was in the most distressed industries, including telecommunications and energy. Likewise, in terms of credit ratings, the riskiest segments of the market posted the best returns, with CCC-rated bonds outpacing both B- and BB-rated bonds.

LOOKING AHEAD
We believe that, at current levels, high yield market participants have priced in a lot of the positive economic news that is out there. However, we anticipate that companies will access the equity markets to deleverage their balance sheets, or to pay for capital expenditures. Also, we expect the improved economic situation to enhance operating results that will lead to credit upgrades and significantly lower default rates. We believe these positive fundamentals could support the market over the intermediate term.

*  THE FUND CEASED INVESTMENT ACTIVITY ON MAY 21, 2003

UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND

TOTAL RETURN

                                                                                INCEPTION
                                                                      1 YEAR   PERIOD FROM
                                                                       ENDED    9/4/02* TO
                                                                     12/31/03    12/31/03
-----------------------------------------------------------------------------------------
UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND                         7.89%       6.91%

Lehman U.S. Aggregate Bond Index                                       4.10%       5.08%

* Inception date of UBS Opportunistic High Yield Relationship Fund
All total returns over 1 year are average annualized returns. Performance is no guarantee of future results.
Total return does not reflect deduction of taxes that a shareholder would pay on a redemption of fund shares.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in UBS Opportunistic High Yield Relationship Fund and Lehman Brothers U.S. Aggregate Bond Index, if you had invested $100,000 on September 4, 2002. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

[CHART]

               UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND VS.
                        LEHMAN U.S AGGREGATE BOND INDEX+

                                             UBS
                                        OPPORTUNISTIC
                                          HIGH YIELD        LEHMAN U.S.
                                         RELATIONSHIP     AGGREGATE BOND
                                           FUND               INDEX
September-02                            $    100,000      $    100,000
  October-02                            $     97,643      $    100,534
 November-02                            $    101,758      $    100,508
 December-02                            $    101,256      $    102,584
  January-03                            $    102,783      $    102,671
 February-03                            $    104,094      $    104,093
    March-03                            $    106,426      $    104,012
    April-03                            $    111,273      $    104,871
      May-03                            $    109,244      $    106,826
     June-03                            $    109,244      $    106,614
     July-03                            $    109,244      $    103,030
   August-03                            $    109,244      $    103,713
September-03                            $    109,244      $    106,459
  October-03                            $    109,244      $    105,466
 November-03                            $    109,244      $    105,719
 December-03                            $    109,244      $    106,794

+ Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

                                                                UBS OPPORTUNISTIC
                                                                    HIGH YIELD
                                                                RELATIONSHIP FUND
---------------------------------------------------------------------------------
ASSETS:
Cash                                                              $       49,756
Other assets                                                                 514
                                                                  --------------
TOTAL ASSETS                                                              50,270
                                                                  --------------
LIABILITIES:
Payables:
Accrued legal expense                                                     19,225
Accrued audit expense                                                     12,263
Other accrued expenses                                                    18,771
                                                                  --------------
TOTAL LIABILITIES                                                         50,259
                                                                  --------------
NET ASSETS                                                        $           11
                                                                  ==============
  Shares Outstanding                                                           1
                                                                  --------------
  Net Asset value                                                 $        10.92
                                                                  ==============

                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003

                                                               UBS OPPORTUNISTIC
                                                                   HIGH YIELD
                                                               RELATIONSHIP FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                       $       1,628,621
                                                               -----------------
TOTAL INCOME                                                           1,628,621
EXPENSES:
Professional fees                                                         12,178
Shareholder reports                                                        2,609
Custody                                                                    6,806
Trustee fees                                                               2,227
Other                                                                      2,071
                                                               -----------------
TOTAL OPERATING EXPENSES                                                  25,891
                                                               -----------------
Expenses waived by Advisor                                                (2,477)
                                                               -----------------
NET OPERATING EXPENSES                                                    23,414
                                                               -----------------
NET INVESTMENT INCOME                                                  1,605,207
                                                               -----------------
Net realized gain on investments                                       2,885,904
                                                               -----------------
Change in net unrealized appreciation on
  investments and foreign currency                                       395,350
                                                               -----------------
Net realized and unrealized gain                                       3,281,254
                                                               -----------------
Net increase in net assets resulting from operations           $       4,886,461
                                                               =================

                 See accompanying notes to financial statements.

                                                    UBS OPPORTUNISTIC HIGH YIELD
                                                          RELATIONSHIP FUND

STATEMENT OF CHANGES IN NET ASSETS
DECEMBER 31, 2003

                                                          YEAR ENDED       PERIOD ENDED
                                                         DECEMBER 31,      DECEMBER 31,
                                                             2003             2002**
----------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                   $    1,605,207    $      445,541
Net realized gain (loss)                                     2,885,904          (119,526)
Change in net unrealized appreciation or depreciation
  on investments                                               395,350          (395,350)
                                                        --------------------------------
Net increase (decrease) in net assets from operations        4,886,461           (69,335)
                                                        --------------------------------
CAPITAL SHARE TRANSACTIONS FROM:
Proceeds from shares sold                                    8,735,178        47,467,226
Cost of shares redeemed                                    (61,019,519)                -
                                                        --------------------------------
Net increase (decrease) in net assets resulting from
  capital share transactions                               (52,284,341)       47,467,226
                                                        --------------------------------
INCREASE (DECREASE) IN NET ASSETS                          (47,397,880)       47,397,891
                                                        --------------------------------
NET ASSETS, BEGINNING OF PERIOD                             47,397,891                 -
                                                        --------------------------------
NET ASSETS, END OF PERIOD                               $           11    $   47,397,891
                                                        ================================
SHARE TRANSACTIONS:
Shares Sold                                                    831,054         4,680,976
Shares Redeemed                                             (5,512,029)                -
                                                        --------------    --------------
Net increase (decrease) in shares outstanding               (4,680,975)        4,680,976
                                                        ==============    ==============

**  The Fund commenced operations on September 3, 2002

                 See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                 YEAR ENDED        PERIOD ENDED
                                                                DECEMBER 31,       DECEMBER 31,
UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND                     2003               2002**
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $      10.1256     $      10.0000
                                                               --------------     --------------
Income from investment operations:
    Net investment income                                              0.3429             0.2721*
    Net realized and unrealized gain (loss)                            0.4559            (0.1465)
                                                               --------------     --------------
           Total income from investment operations                     0.7988             0.1256
                                                               --------------     --------------

Net asset value, end of period                                 $      10.9244     $      10.1256
                                                               ==============     ==============

Total return                                                             7.89%              1.26%+
Ratios/Supplemental data:
    Net assets, end of period (in 000s)                        $            -***  $       47,398
    Ratio of expenses to average net assets:
        Before expense reimbursement and earnings credits              0.1520%            1.2800%++
        After expense reimbursement and earnings credits               0.1375%            0.1400%++
    Ratio of net investment income to average net assets:
        Before expense reimbursement and earnings credits                9.41%              7.10%++
        After expense reimbursement and earnings credits                 9.42%              8.24%++
    Portfolio turnover rate                                                84%                20%

  * The net investment income per share data was determined by using average shares outstanding throughout the period.
 ** The Fund commenced operations September 3, 2002.
*** Net assets are less than $1,000.
  + Non-Annualized.
 ++ Annualized.

                 See accompanying notes to financial statements.

UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND -- NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
UBS Relationship Funds (the "Trust") is an open-end, management investment company registered under the Investment Company Act of 1940, as amended. The Trust currently offers shares of multiple series: UBS Global Securities Relationship Fund, UBS U.S. Equity Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS U.S. Value Equity Relationship Fund, UBS U.S. Small Cap Equity Relationship Fund, UBS International Equity Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS U.S. Cash Management Prime Relationship Fund, UBS U.S. Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Emerging Markets Debt Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund, UBS Opportunistic High Yield Fund and UBS Corporate Bond Relationship Fund (each a "Fund," and collectively, the "Funds"). The financial statements for all other Funds are in a separate book. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The Trust issues its beneficial interests only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended ("Securities Act").

Only "accredited investors", as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations.

A. INVESTMENT VALUATION: Securities for which market quotations are readily available are valued at the last available sales price on the exchange or market on which they are principally traded or, lacking any sales, at the last available bid price on the exchange or market on which such securities are principally traded. U.S. equity securities traded over-the-counter are valued at the most recent bid price. Investments in affiliated investment companies are valued at the daily closing net asset value of the respective fund. Debt securities are valued at the most recent bid price by using market quotations or independent pricing services. Securities for which market quotations are not readily available, including restricted securities which are subject to limitations on their sale, are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Short-term obligations with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B. INVESTMENT TRANSACTIONS: Investment transactions are accounted for on a trade date basis. Gains and losses on securities sold are determined on an identified cost basis.

C. INVESTMENT INCOME: Interest income, which includes amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as the information becomes available.

D:   DISTRIBUTIONS: The Fund currently does not intend to declare and pay dividends.

E. FEDERAL INCOME TAXES: The Trust has received rulings from the Internal Revenue Service that the Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Fund because taxable income (loss) of the Fund is included in the income tax returns of the investors. For tax purposes each component of the Fund's net assets are reported at the investor level; therefore, the Statements of Assets and Liabilities do not present the components of net assets.

F. PARTNERSHIP ALLOCATIONS: For federal income tax purposes, an investor's distributive share of each item of a Fund's income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the "Trust Agreement") so long as the allocation has "substantial economic effect" within the meaning of the Internal Revenue Code (the "Code")
Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that this allocation method has substantial economic effect.

G. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
UBS Global Asset Management (Americas) Inc. (the "Advisor"), a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the "Advisory Agreement"). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. With respect to UBS Opportunistic High Yield Relationship Fund, UBS Global Asset Management (New York) Inc., (the"Sub - Advisor") was responsible for managing the Fund pursuant to a Sub - Investment Advisory Agreement (the "Sub-Advisory Agreement") with the Fund. The Sub-Advisor did not receive any compensation under the Sub-Advisory Agreement for providing services to the Fund. The Sub-Advisor merged into the Advisor on December 31, 2003 and the Advisor assumed management of the above-referenced Funds as of that date.The Advisor has agreed to reimburse the following Funds to the extent that total operating expenses exceed the following percentage of average daily net assets:

UBS Opportunistic High Yield Relationship Fund                            0.1375%

Certain officers of the Fund are also officers and directors of the Advisor. All officers serve without compensation from the Fund.

The Fund invested in shares of UBS Supplementary Trust U.S. Cash Management Prime Fund ("Supplementary Trust"). Supplementary Trust is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. Supplementary Trust pays no management fees to the Advisor. Distributions from Supplementary Trust are reflected as interest income on the Statements of Operations. Amounts relating to those investments at December 31, 2003 are as follows:

                                                                                                       % OF
                                                                  SALES         INTEREST                NET
FUND                                             PURCHASES       PROCEEDS        INCOME      VALUE     VALUE
----                                             ---------       --------       --------     -----     -----
UBS Opportunistic High Yield
  Relationship Fund                            $  32,421,034   $  41,222,711    $  11,485      --       0.00%

3. INVESTMENT TRANSACTIONS
Investment transactions for the year ended December 31, 2003, excluding short-term investments, were as follows:

                                                                                     SALES
                                                                 PURCHASES          PROCEEDS
                                                                 ---------          --------
UBS Opportunistic High Yield Relationship Fund                 $   26,208,088    $    67,662,818

For the year ended December 31, 2003, UBS Opportunistic High Yield Relationship Fund had no purchases and sales of long-term U.S. government securities.

UBS RELATIONSHIP FUNDS -- PROXY POLICIES & PROCEDURES (UNAUDITED)

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by contacting the Funds directly at 1-800-647-1568 or online on the Fund's web site www.ubs.com/ubsglobalam-proxy.

UBS OPPORTUNISTIC HIGH YIELD FUND

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Board of Trustees and Shareholders of
   UBS Opportunistic High Yield Relationship Fund

We have audited the accompanying statement of assets and liabilities, of UBS Opportunistic High Yield Relationship Fund (one of the funds comprising the UBS Relationship Funds) (the "Fund"), as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Opportunistic High Yield Fund at December 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                        /s/ Ernst & Young LLP

New York, New York

February 18, 2004

UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND
TRUSTEES AND OFFICERS (UNAUDITED)

     The Trust is a Delaware business trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees serve an indefinite term. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Fund.

     The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee, and other directorships held by such Trustee.

     The Fund's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

INDEPENDENT TRUSTEES:

                                         TERM OF
                                        OFFICE (1)
                                           AND
                           POSITION(S)   LENGTH OF          PRINCIPAL            NUMBER OF PORTFOLIOS IN
 NAME, ADDRESS, AND         HELD WITH      TIME        OCCUPATION(S) DURING       FUND COMPLEX OVERSEEN     OTHER DIRECTORSHIPS HELD
        AGE                   TRUST       SERVED           PAST 5 YEARS                BY TRUSTEE                 BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Walter E. Auch; 82         Trustee      Since 1994  Mr. Auch is retired        Mr. Auch is a trustee of     Mr. Auch is a Trustee
6001 N. 62nd Place                                  (since 1986).              four investment companies    of Advisors Series
Paradise Valley, AZ                                                            (consisting of 43            Trust (16 portfolios);
85253                                                                          portfolios) for which UBS    Smith Barney Fund
                                                                               Global  AM (Americas) or     Complex (27 portfolios);
                                                                               one of its affiliates        Nicholas Applegate
                                                                               serves as investment         Institutional Funds
                                                                               advisor, sub-advisor or      (19 portfolios) and
                                                                               manager.                     Banyan Strategic
                                                                                                            Realty Trust. He is
                                                                                                            also a Director of
                                                                                                            Express America
                                                                                                            Holdings Corp. and
                                                                                                            Semele Group Inc.

Frank K. Reilly; 68        Chairman     Since 1994  Mr. Reilly is a            Mr. Reilly is a director or  Mr. Reilly is a
College of Business        and Trustee              Professor at the           trustee of five investment   Director of Discover
Administration                                      University of Notre Dame   companies (consisting of 44  Bank; Morgan Stanley
University of                                       since 1982.  Mr. Reilly    portfolios) for which UBS    Trust, FSB; and NIBCO,
Notre Dame                                          was a Director of          Global AM (Americas) or one  Inc.
Notre Dame, IN                                      Battery Park Funds Inc.    of its affiliates serves as
46556-0399                                          (1995-2001).               investment advisor,
                                                                               sub-advisor or manager.

Edward M. Roob; 69         Trustee      Since 1994  Mr. Roob is retired        Mr. Roob is a director or    Mr. Roob is a Trustee
841 Woodbine Lane                                   (since 1993).  Mr. Roob    trustee of five investment   of the CCM Fund
Northbrook, IL  60002                               was a Committee Member     companies (consisting of 44  Complex (9
                                                    of the Chicago Stock       portfolios) for which UBS    portfolios).
                                                    Exchange from 1993-1999.   Global AM (Americas) or one
                                                                               of its affiliates serves as
                                                                               investment advisor,
                                                                               sub-advisor or manager.

                                         TERM OF
                                        OFFICE (1)
                                           AND
                           POSITION(S)   LENGTH OF          PRINCIPAL            NUMBER OF PORTFOLIOS IN
 NAME, ADDRESS, AND         HELD WITH      TIME        OCCUPATION(S) DURING       FUND COMPLEX OVERSEEN     OTHER DIRECTORSHIPS HELD
        AGE                   TRUST       SERVED           PAST 5 YEARS                BY TRUSTEE                 BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Brian M. Storms**+;        Director/    Since 2001  Mr. Storms is chief        Mr. Storms is a director or  None
49                         Trustee and              executive officer of UBS   trustee of 21 investment
                           Chairman of              Global Asset Management.   companies (consisting of 80
                           the Board                America's region (since    portfolios) and serves as
                           of Trustees              July 2002). Mr. Storm's    chairman of the boards of
                                                    was chief operating        17 of those investment
                                                    officer of UBS Global      companies (consisting of 37
                                                    Asset Management (US) Inc. portfolios) for which UBS
                                                    ("UBS Global AM")          Global AM or one of its
                                                    and certain affiliated     affiliates serves as
                                                    asset management companies investment advisor,
                                                    from 1999 to July 2002.    sub-advisor or manager.
                                                    He was president of
                                                    Prudential Investments
                                                    (1996 -1999).

OFFICERS

                            POSITION(S)    TERM OF OFFICE
      NAME, ADDRESS,         HELD WITH     AND LENGTH OF
          AND AGE            THE TRUST      TIME SERVED                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------
Joseph A. Varnas**; 36     President      Since 2003        Mr. Varnas is a managing director (since March 2003), chief
                           Since 2003                       technology officer (since March 2001) and head of product, technology and operations of UBS Global AM (since November 2002).
                                                            From 2000 to 2001, he was manager of product development in
                                                            Investment Consulting Services at UBS Financial Services Inc.
                                                            Mr. Varnas was a senior analyst in the Global Securities Research and Economics Group at Merrill Lynch from 1995 to 1999.
                                                            Mr. Varnas is president of 21 investment companies
                                                            (consisting of 79 portfolios) for which UBS Global AM (Americas)
                                                            or one of its affiliates serves as investment advisor,
                                                            sub-advisor or manager.

Amy R. Doberman**; 41      Vice           Vice President    Ms. Doberman is a managing director and general counsel of
                           President and  since 2001        UBS Global AM. From December 1997 through July 2000, she was
                           Assistant      and Assistant     general counsel of Aeltus Investment Management, Inc.. Ms.
                           Secretary      Secretary since   Doberman is vice president and assistant secretary of five
                                          2002              investment companies (consisting of 44 portfolios) and vice president and secretary of 17 investment companies
                                                            (consisting of 37 portfolios) for which UBS Global AM
                                                            (Americas) or one of its affiliates serves as investment
                                                            advisor, sub-advisor or manager.

David M. Goldenberg**; 37  Vice           Since 2002        Mr. Goldenberg is an executive director and deputy general
                           President and                    counsel of UBS Global AM. From 2000 to 2002 he was director,
                           Secretary                        legal affairs at Lazard Asset Management. Mr. Goldenberg
                                                            served in various capacities, including as global director of Compliance, at SSB Citi Asset Management Group from 1996 to 2000. Mr. Goldenberg is a vice president and secretary of five investment companies (consisting of 44 portfolios) and a vice president and assistant secretary of 17 investment
                                                            companies (consisting of 37 portfolios) for which UBS Global
                                                            AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.

W. Douglas Beck**; 36      Vice           Since 2003        Mr. Beck is an executive director and head of mutual fund
                           President                        product management of UBS Global AM (since 2002). From March
                                                            1998 to November 2002, he held various positions at Merrill
                                                            Lynch, the most recent being first vice president and
                                                            co-manager of the managed solutions group. Mr. Beck is vice president of 20 investment companies (consisting of 78
                                                            portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or
                                                            manager.

Paul H. Schubert**; 41     Treasurer and  Since 2001        Mr. Schubert is an executive director and head of the mutual
                           Principal                        fund finance department of UBS Global AM. Mr. Schubert is
                           Accounting                       treasurer and principal accounting officer of three
                           Officer                          investment companies (consisting of 41 portfolios), a vice president and treasurer of 18 investment companies
                                                            (consisting of 38 portfolios), and treasurer and chief
                                                            financial officer of one investment company (consisting of two portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.

                            POSITION(S)    TERM OF OFFICE
      NAME, ADDRESS,         HELD WITH     AND LENGTH OF
          AND AGE            THE TRUST      TIME SERVED           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------
Joseph T. Malone**; 36     Assistant      Since 2001        Mr. Malone is a director and a senior manager of the mutual
                           Treasurer                        fund finance department of UBS Global AM. From August 2000 through June 2001, he was the controller at AEA Investors
                                                            Inc. From March 1998 to August 2000, Mr. Malone was a
                                                            manager within investment management services of
                                                            PricewaterhouseCoopers LLC. Mr. Malone is an assistant
                                                            treasurer of four investment companies (consisting of 43
                                                            portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or
                                                            manager.

Rita Rubin**, 33           Assistant      Since 2002        Ms. Rubin is a director and associate general counsel of UBS
                           Secretary                        Global AM. Prior to 2001, she was an attorney with the law firm of Kirkpatrick & Lockhart LLP. Ms. Rubin is an
                                                            assistant secretary of four investment companies (consisting of 42 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper*, 46        Assistant      Since 1999        Mr. Kemper is an executive director and deputy general
                           Secretary                        counsel of UBS Global AM (Americas) since 2001. He was
                                                            Director of UBS Global AM (Americas) 1997-2000; Secretary of
                                                            UBS Global AM (Americas) since 1999; Assistant Secretary of
                                                            UBS Global AM (Americas) 1993-1999; Assistant Secretary of
                                                            UBS Global Asset Management Trust Company since 1993. Mr.
                                                            Kemper is Secretary of UBS Global Asset Management (New
                                                            York) since 1998 and Assistant Secretary, Brinson Holdings,
                                                            Inc. 1993-1998. Mr. Kemper is an Assistant Secretary of UBS
                                                            Supplementary Trust and of three investment companies
                                                            (consisting of 41 portfolios) for which UBS Global AM
                                                            (Americas) or one of its affiliates serves as investment
                                                            advisor, sub-advisor or manager.

----------
(1)  Each Trustee holds office for an indefinite term.
* This person's business address is UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, IL 60606.
** This person's business address is UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, NY 10019-6114.
+ Mr. Storms is an "interested person" of the Trust, as that term is defined in the Investment Company Act by virtue of their positions with UBS Global AM and/or any of its affiliates.

ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a "Code of Conduct" to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that the following person serving on the registrant's Audit Committee is an "audit committee financial expert" as defined in item 3 of Form N-CSR : Frank K. Reilly. Mr. Reilly is independent as defined in item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

For the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate Audit Fees billed by Ernst & Young LLP (E&Y) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for UBS Relationship Funds (the "Funds").

FUND                               2003        2002
----                               ----        ----
UBS Relationship Funds          $  345,400   $  306,600

Fees included in the Audit Fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years (e.g., reviews of portions of Form N-SAR filings) and registration statement consents.

(b) Audit-Related Fees.

In each of the fiscal years ended December 31, 2003 and December 31, 2002 the aggregate audit-related fees billed by E&Y for services rendered for assurance and related services to the funds that are reasonably related to the performance of the semi-annual review of the funds' financial statements and the review of Form N-SAR regulatory filing, but not reported as Audit Fees, are shown in the table below.

FUND                            2003*      2002*
----                            -----      -----
UBS Relationship Funds        $  16,500    $   0

* Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at the time.

Fees included in the Audit-Related category are those associated with reading and providing comments on the semi-annual financial statements and regulatory filing Form N-SAR.

There were no audit-related fees required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c) Tax Fees.

In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate tax fees billed by E&Y for professional services rendered for reviewing tax returns for the funds is shown in the table below.

FUND                             2003*      2002*
----                             -----      -----
UBS Relationship Funds         $  89,500    $   0

* Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at the time.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to audits. This category comprises fees for review of tax returns.

There was no tax fees required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d) All Other Fees.

In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate other fees billed by E&Y for products and services, other than the services reported in Item 4(a) -(c) above, rendered to the fund is shown in the table below.

FUND                          2003      2002
----                          ----      ----
UBS Relationship Funds       $    0    $    0

Fees included in the All Other Fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

There were no other fees required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e) (1) Audit Committee Pre-Approval Policies and Procedures:

The registrant's Audit Committee must pre-approve all audit and non-audit services provided by the auditors relating to any series of the registrant's operations or financial reporting. Prior to the commencement of any audit or non-audit services, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant's Audit Committee has adopted a charter that, among other things, provides a framework for the Audit Committee's consideration of non-audit services by the registrant's auditors. The charter requires pre-approval of any non-audit services to be provided by the auditors to a series of the registrant when, without such pre-approval, the auditors would not be independent of the registrant under the applicable federal securities laws, rules or auditing standards. The charter also requires pre-approval of all non-audit services to be provided by the registrant's auditors to the registrant's investment adviser or any entity that it controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant when, without such pre-approval, the auditors would not be independent of the registrant under applicable federal securities laws, rules or auditing standards.

All non-audit services must be approved in advance of provision of the service either: (i) by resolution of the Audit Committee; (ii) by oral or written approval of the Chairman of the Audit Committee and one other Audit Committee member; or (iii) if the Chairman is unavailable, by oral or written approval of two other members of the Audit Committee.

(e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of the registrant. This includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of entities controlling, controller by, or under common control, providing ongoing services that relate directly to the operations and financial reporting of the registrant. This includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of the registrant. This includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of entities controlling, controller by, or under common control, providing ongoing services that relate directly to the operations and financial reporting of the registrant. This includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of the registrant. This includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of entities controlling, controller by, or under common control, providing ongoing services that relate directly to the operations and financial reporting of the registrant. This includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

(f) According to E&Y for the fiscal year ended December 31, 2003, the percentage of hours spent on the audit of the fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y is as follows:

FUND                           2003
----                           ----
UBS Relationship Funds           0%

(g) For the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate fees billed by E&Y of $497,500 and $74,000 for non-audit services rendered on behalf of the registrant ("Covered"), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser ("Non-Covered Services") that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

                                2003        2002
                                ----        ----
Covered Services             $  106,000   $       0

Non-Covered Services         $  391,500   $  74,000

(h) The registrant's audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  [RESERVED BY SEC FOR FUTURE USE. ]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED - END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9.  CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

    (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

    (a) (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a "Code of Conduct") is attached hereto as Exhibit EX-99.CODE ETH.

    (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

    (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Relationship Funds

By:     /s/ Joseph A. Varnas
        --------------------
        Joseph A. Varnas
        President

Date:   March 9, 2004
        -------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Joseph A. Varnas
        --------------------
        Joseph A. Varnas
        President

Date:   March 9, 2004
        -------------

By:     /s/ Paul H. Schubert
        --------------------
        Paul H. Schubert
        Treasurer & Principal Accounting Officer

Date:   March 9, 2004
        -------------